UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Imperva, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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IMPERVA, INC.

3400 Bridge Parkway

Redwood Shores, California 94065

December 6, 2018

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Imperva, Inc. (“Imperva” or “we,” “us,” or “our”) to be held on January 8, 2019, at 10:00 a.m., Pacific Time, at our headquarters located at 3400 Bridge Parkway, Redwood Shores, California 94065.

At the special meeting, you will be asked to consider and vote upon a proposal to adopt an agreement and plan of merger (the “Merger Agreement”) by and among Imperial Purchaser, LLC (“Newco”), Imperial Merger Sub, Inc., a wholly owned subsidiary of Newco, and Imperva.

If the Merger Agreement is adopted with the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon and the merger is completed, Imperva will become a wholly owned subsidiary of Newco and each share of our common stock that you own as of the date of the merger will be converted into the right to receive $55.75 in cash, without interest and less any applicable withholding taxes (unless you have properly demanded your statutory rights of appraisal with respect to the merger), which represents a premium of: (1) approximately 21% over the average closing price of our common stock over the 30 day trading period prior to and including October 9, 2018, the last trading day before the public announcement of the merger and (2) approximately 29% over the closing price of our common stock on October 9, 2018.

Our board of directors (“Board”) carefully considered a number of factors in evaluating the terms of the Merger Agreement. Based on such consideration, our Board unanimously determined that the terms and conditions of the merger and the Merger Agreement are advisable, fair to and in the best interests of Imperva and our stockholders. Accordingly, our Board has unanimously approved the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement, and unanimously recommends that you vote “FOR” the proposal to adopt of the Merger Agreement, “FOR” the compensation proposal and “FOR” the adjournment proposal.

The enclosed proxy statement provides detailed information about the special meeting, the Merger Agreement, the merger and the other proposals to be voted on at the special meeting. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement carefully in its entirety. The proxy statement is dated December 6, 2018, and is first being mailed to Imperva stockholders on or about December 6, 2018.

Your vote is very important, regardless of the number of shares you own. The proposal to adopt the Merger Agreement must be approved by the holders of a majority of the shares of our common stock entitled to vote at the special meeting. Only stockholders who owned shares of our common stock at the close of business on December 4, 2018, the record date for the special meeting, will be entitled to vote at the special meeting.

To vote your shares, you may submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, return your proxy card using the postage prepaid envelope provided, or attend the special meeting and vote in person. If your shares are held in the name of a brokerage firm, bank, trust or other nominee, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder in order to vote at the special meeting. Even if you plan to attend the special meeting, we urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.

If you fail to submit your proxy via Internet or telephone, return your proxy card, attend the special meeting and vote in person, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the special meeting and your decision not to respond will have the same effect as if you voted “AGAINST” the adoption of the Merger Agreement.

If you attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person.

Thank you for your continued support of Imperva.

Sincerely,

/s/ Christopher Hylen
CHRISTOPHER S. HYLEN Chief Executive Officer

Redwood Shores, California

December 6, 2018

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits or fairness of the Merger Agreement or the merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated December 6, 2018 and, together with the enclosed form of proxy card, is first being mailed to Imperva stockholders on or about December 6, 2018.

IMPERVA, INC.

3400 Bridge Parkway

Redwood Shores, California 94065

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Imperva, Inc.:

Imperva, Inc., a Delaware corporation (“Imperva” or “we,” “us,” or “our”), will hold a special meeting of stockholders at our headquarters located at 3400 Bridge Parkway, Redwood Shores, California 94065, at 10:00 a.m., Pacific Time, on January 8, 2019, to consider and vote upon the following proposals:

1.

To adopt the Agreement and Plan of Merger, dated as of October 10, 2018, by and among Imperial Purchaser, LLC, a Delaware limited liability company (“Newco”), Merger Sub, Inc. a Delaware corporation and wholly owned subsidiary of Newco (“Merger Sub”), and Imperva, as such agreement may be amended from time to time (the “Merger Agreement”);

2.

To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Imperva’s named executive officers that is based on or otherwise relates to the merger (“compensation proposal”); and

3.

To approve the adjournment of the special meeting to a later date, if our board of directors (“Board”) determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or represented by proxy at the time of the special meeting, or to give holders of our common stock additional time to evaluate new material information or disclosure (“adjournment proposal”).

Only record holders of our common stock at the close of business on December 4, 2018 are entitled to receive notice of, and will be entitled to vote at, the special meeting, including any adjournments or postponements of the special meeting. Your vote is important, regardless of the number of shares of our common stock you own.

The votes required to approve each proposal are as follows:

1.	The Merger Agreement must be approved by the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote.

2.

The compensation and adjournment proposals must be approved by the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote that are present in person or represented by proxy at the special meeting and voted for or against the proposal.

In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that our Board will recommend adjournment of the special meeting to solicit additional proxies if permitted by the Merger Agreement. If there is not a quorum of stockholders at the special meeting and the vote with respect to the adjournment proposal fails, our Board, if permitted by the Merger Agreement, may set a new record date and meeting date for a special meeting to consider the Merger Agreement, compensation proposal and adjournment proposal.

If the merger is completed, Imperva stockholders who (1) submit a written demand for an appraisal of their shares prior to the stockholder vote on the adoption of the Merger Agreement, (2) do not vote in favor of the adoption of the Merger Agreement, (3) take certain actions and meet certain conditions under Delaware law and (4) do not thereafter withdraw their demand for appraisal of their shares of our common stock or otherwise lose their appraisal rights, in each case in accordance with Delaware law, will have the right to have such shares appraised by the Delaware Court of Chancery and to receive payment of the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by the court. For a more detailed discussion of your appraisal rights, see the section of this proxy statement captioned “The Merger—Appraisal Rights” and Annex C to this proxy statement.

You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card or return your proxy card using the postage prepaid envelope provided as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held in the name of your brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.

If you sign, date and return your proxy card or submit a proxy via the Internet or by telephone without indicating how you wish to vote, your proxy will be voted “FOR” the proposal to adopt the Merger Agreement, “FOR” the compensation proposal and “FOR” the adjournment proposal. If you do attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the special meeting.

Our Board unanimously recommends that you vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the compensation proposal and “FOR” the adjournment proposal.

The merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the Merger Agreement is attached as Annex A to the proxy statement. If you have any questions or need assistance in voting your shares of our common stock, please contact our proxy solicitor, D.F. King & Co., Inc., via telephone toll-free at (877) 283-0324 or via email at impv@dfking.com.

By Order of the Board of Directors,

/s/ Shulamite White
SHULAMITE WHITE General Counsel and Assistant Secretary

Redwood Shores, California

December 6, 2018

YOUR VOTE IS IMPORTANT

Your vote is very important, regardless of the number of shares you own. The proposal to adopt the Merger Agreement must be approved by the holders of a majority of the shares of our common stock entitled to vote at the special meeting. To vote your shares, you can submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on the proxy card, return your proxy card using the postage prepaid return envelope provided, or attend the special meeting and vote in person. We urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.

If you fail to submit your proxy via Internet or telephone, return your proxy card, attend the special meeting and vote in person, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the special meeting and your decision not to respond will have the same effect as if you voted “AGAINST” the adoption of the Merger Agreement.

If your shares are held in the name of a brokerage firm, bank, trust or other nominee, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder in order to vote at the special meeting.

REFERENCES FOR ADDITIONAL INFORMATION

If you have any questions about this proxy statement, the special meeting, the merger or need assistance with voting procedures, you should contact:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers Call: (212) 269-5550

Stockholders (All Others) Call: (877) 283-0324

Email: impv@dfking.com

IMPERVA, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following Q&A is intended to address some commonly asked questions about the special meeting of stockholders and the merger. These questions and answers may not address all questions that may be important to you as an Imperva stockholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

Except as otherwise specifically noted in this proxy statement, “we,” “our,” “us” and similar words in this proxy statement refer to Imperva, Inc. In addition, throughout this proxy statement, we refer to Imperva, Inc., as “Imperva,” to Imperial Merger Sub, Inc. as “Merger Sub,” to Imperial Purchaser, LLC as “Newco,” and to Thomas Bravo, LLC as “Thoma Bravo.”

Q:	Why am I receiving this proxy statement?

A:

You are receiving this proxy statement because you were an Imperva stockholder as of December 4, 2018, the record date for the special meeting. To complete the merger, Imperva’s stockholders holding a majority of the shares of our common stock outstanding as of December 4, 2018, the record date for the special meeting, must vote to adopt the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

You are being solicited to vote in favor of the proposal to adopt the Merger Agreement and to approve the compensation and adjournment proposals to be voted on at the special meeting.

Q:	What will happen to my Imperva common stock as a result of the merger?

A:

If the merger is completed, each share of our common stock that you hold at the effective time of the merger will be converted into the right to receive $55.75 in cash, without interest, less any withholding taxes required by applicable law. This does not apply to shares of our common stock held by any Imperva stockholders who have properly demanded their appraisal rights under Delaware law. See the section of this proxy statement captioned “The Merger—Appraisal Rights”.

Q:	What will happen to Imperva generally as a result of the merger?

A:

If the merger is completed, Imperva will cease to be a stand-alone public company and will become a wholly owned subsidiary of Newco, which is a Delaware corporation formed by an affiliate of Thoma Bravo. As a result, you will no longer have any ownership interest in Imperva. Upon completion of the merger, shares of our common stock will no longer be listed on any stock exchange or quotation system, including The Nasdaq Global Market. In addition, following the completion of the merger, the registration of our common stock and our reporting obligations under the Securities Exchange Act of 1934, as amended (“Exchange Act”), will be terminated.

Q:	What are the U.S. federal income tax consequences of the merger to me?

A:

The receipt of cash in exchange for shares of our common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and the adjusted tax basis of your shares of our common stock. If you are a U.S. holder, you generally will be subject to U.S. federal income tax on any gain recognized in connection with the merger. If you are a non-U.S. holder, you generally will not be subject to U.S. federal income tax on any gain recognized in connection with the merger unless you have certain connections to the United States. The tax consequences of the merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the merger will affect you.

For a more detailed summary of the U.S. federal income tax consequences of the merger, see the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”.

Q:	Am I entitled to appraisal rights in connection with the merger?

A:

Statutory appraisal rights under Delaware law in connection with the merger will be available to stockholders who (1) submit a written demand for an appraisal of their shares prior to the stockholder vote on the adoption of the Merger Agreement, (2) do not vote in favor of the adoption of the Merger Agreement, (3) take certain actions and meet certain conditions under Delaware law and (4) do not thereafter withdraw their demand for appraisal of their shares of our common stock or otherwise lose their appraisal rights, in each case in accordance with Delaware law. For a more detailed discussion of your appraisal rights, see the section of this proxy statement captioned “The Merger—Appraisal Rights”.

A copy of the full text of Section 262 of the Delaware General Corporation Law (“DGCL”) is included as Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Q:	When do you expect the merger to be completed?

A:

We are working toward completing the merger as quickly as possible; however, the merger is subject to various closing conditions, including Imperva stockholder approval and obtaining approval by foreign investment authorities in Australia. We cannot assure you that all conditions to the merger will be satisfied or, if satisfied, the date by which they will be satisfied.

Q:	When will I receive the Merger Consideration for my shares of Imperva common stock?

A:

After the merger is completed, you will receive written instructions, including a letter of transmittal that explain how to exchange your shares for the Merger Consideration payable in the merger. When you properly return and complete the required documentation described in the written instructions, you will receive from the payment agent a payment of the cash consideration for your shares.

The Special Meeting

Q:	When and where will the special meeting of stockholders be held?

A:	The special meeting of Imperva stockholders will be held at our headquarters located at 3400 Bridge Parkway, Redwood Shores, California 94065, at 10:00 a.m., Pacific Time, on January 8, 2019.

Q:	What are the proposals that will be voted on at the special meeting?

A:

You will be asked to consider and vote on (1) a proposal to adopt the Merger Agreement; (2) a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger (“compensation proposal”); and (3) a proposal to adjourn the special meeting to a later date or time, if our Board determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or represented by proxy at the time of the special meeting, or to give holders of our common stock additional time to evaluate new material information or disclosure (“adjournment proposal”).

Q:	How does our Board recommend that I vote on the proposals?

A:

Our Board unanimously approved the Merger Agreement and determined that the merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of Imperva and our stockholders and unanimously recommends that you vote:

•	“FOR” the proposal to adopt the Merger Agreement;

•	“FOR” the compensation proposal; and

•	“FOR” the adjournment proposal.

Q:	Who is entitled to attend and vote at the special meeting?

A:

The record date for the special meeting is December 4, 2018. If you own shares of our common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting or any adjournment of the special meeting. As of the record date, there were approximately 35,436,746 shares of our common stock issued and outstanding held collectively by approximately 17 stockholders of record.

Q:	How many votes are required to adopt the Merger Agreement?

A:

Under Delaware law, adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Merger Agreement.

If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.

Q:	How many votes are required to approve the compensation proposal?

A:

In accordance with the rules of the Securities and Exchange Commission (“SEC”), stockholders have the opportunity to cast a non-binding, advisory vote with respect to compensation that may be paid or become payable to our named executive officers based upon or otherwise relating to the merger, as reported in the “golden parachute compensation” table on page 58 of this proxy statement and the accompanying footnotes and narrative disclosure. The vote to approve the compensation proposal is advisory and therefore will not be binding on Imperva or Newco, nor will it overrule any prior decision or require our Board (or any committee of our Board) to take any action, regardless of whether the merger is completed. The compensation that may be paid in connection with the proposed merger is contractual with respect to Imperva’s named executive officers. Accordingly, if Imperva’s stockholders adopt the Merger Agreement and the merger is completed, the compensation based on or otherwise relating to the merger will be paid to Imperva’s named executive officers in accordance with the terms of their compensation agreements and arrangements, regardless of whether Imperva’s stockholders approve the compensation proposal.

Advisory approval of the compensation proposal requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote that are present in person or represented by proxy at the special meeting and voted for or against the proposal.

If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the vote for the compensation proposal.

Q:	How many votes are required to adopt the adjournment proposal?

A:

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote that are present in person or represented by proxy at the special meeting and voted for or against the proposal.

If you abstain from voting, fail to cast your vote in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the vote for the adjournment proposal.

Q:	Why is my vote important? How are votes counted? What happens if I abstain?

A:	If you do not submit a proxy or voting instructions or vote in person at the special meeting, it will be more difficult for us to obtain the necessary quorum to hold the special meeting.

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the Merger Agreement but will have no effect on the compensation proposal or the adjournment proposal.

Q:	Do any Imperva directors or executive officers have interests in the merger that may differ from those of Imperva stockholders?

A:

In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests in the merger that may be different from, or in addition to, those of our stockholders generally. These interests may create potential conflicts of interest. Our Board was aware that these interests existed and considered them, among other matters, when it approved the Merger Agreement and made its recommendation that our stockholders adopt the Merger Agreement. You should read the section of this proxy statement captioned “The Merger—Interests of Imperva’s Directors and Executive Officers in the Merger” for more information.

Q:	What do I need to do now?

A:

After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares in one of the manners described below. You have one vote for each share of our common stock you own as of the record date.

Q:	How do I vote if I am a stockholder of record?

A:	You may vote:

•	by following the Internet voting instructions printed on your proxy card;

•	by following the telephone voting instructions printed on your proxy card;

•	by completing, signing and dating each proxy card you receive and returning it in the enclosed postage-paid envelope; or

•	by appearing and casting your vote in person at the special meeting.

If you are voting via the Internet or by telephone, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).

Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy via the Internet, by telephone or by mail even if you plan to attend the special meeting in person, to ensure that your shares of our common stock are present in person or represented at the special meeting.

If your shares are held by a brokerage firm, bank, trust or other nominee, you may direct your brokerage firm, bank, trust or other nominee to submit a proxy card by following the instructions that the brokerage firm, bank, trust or other nominee provides to you with these materials. If you hold shares through a brokerage firm, bank, trust or other nominee and wish to vote your shares in person at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee on how to vote yours shares or obtain a proxy from your brokerage firm, bank, trust or other nominee and present it to the inspector of elections with your ballot when you vote at the special meeting.

If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted “FOR” the proposal to adopt the Merger Agreement, “FOR” the compensation proposal and “FOR” the adjournment proposal.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered, with respect to those shares, to be the “stockholder of record.” If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Imperva.

If your shares are held through a brokerage firm, bank, broker or other nominee, you are considered the “beneficial owner” of shares of common stock held in “street name.” If you are a beneficial owner of shares of common stock held in “street name,” this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your brokerage firm, bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person by ballot at the special meeting unless you obtain a “legal proxy” from your brokerage firm, bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:	How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:

If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in “street name.” “Street name” holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

In addition, because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record. To be sure your shares are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares that you hold in “street name.” Shares held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:	May I change my vote after I have delivered my proxy?

A:	Yes. If you are the stockholder of record of our common stock, you have the right to change or revoke your proxy at any time before the vote being taken at the special meeting:

•	by delivering to our General Counsel a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy, so you must vote in person at the meeting to revoke your proxy);

•	by signing and delivering a new proxy, relating to the same shares of our common stock and bearing a later date; or

•	by submitting another proxy by telephone or via the Internet after the date of your prior proxy and by the date and time indicated on the applicable proxy card(s).

If you are a “street name” holder of our common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:	What is the deadline for voting my shares?

A:

If you are a stockholder of record, your proxy must be received via the Internet or by telephone by 1:00 a.m. Eastern time on January 8, 2019, in order for your shares to be voted at the special meeting. However, if you are a stockholder of record, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q:	Should I send in my stock certificates now?

A:

NO. PLEASE DO NOT SEND IN YOUR CERTIFICATES NOW. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of our common stock for the Merger Consideration. If your shares are held in “street name” by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your “street name” shares in exchange for the Merger Consideration.

Q:	What happens if I sell my shares of Imperva common stock after the record date but before the special meeting?

A:

The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of our common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the Merger Consideration to the person to whom you transfer your shares.

In addition, if you sell your shares prior to the special meeting or prior to the effective time of the merger, you will not be eligible to exercise your appraisal rights in respect of the merger. For a more detailed discussion of your appraisal rights and the requirements for properly demanding your appraisal rights, see the section of this proxy statement captioned “The Merger—Appraisal Rights” and Annex C to this proxy statement.

Q:	What happens if the proposal to adopt the Merger Agreement is not approved by our stockholders or if the merger is not completed for any other reason?

A:

If the proposal to adopt the Merger Agreement is not approved by our stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares in connection with the merger. Instead, we will remain a stand-alone public company and our common stock will continue to be listed and traded on The Nasdaq Global Market. Under specified circumstances, we may be required to pay to Newco a termination fee and to reimburse Newco for certain transaction expenses, as described below under the section of this proxy statement captioned “The Merger Agreement—Termination Fees and Expense Reimbursement”. Upon termination of the Merger Agreement under certain other specified circumstances, Newco may be required to pay Imperva a termination fee, as described below under the section of this proxy statement captioned “The Merger Agreement—Termination Fees and Expense Reimbursement”.

Q:	How do our directors and executive officers intend to vote their shares of common stock in respect of the merger proposal?

A:

Our directors, executive officers and certain other officers have executed voting agreements obligating them to vote all of their shares of common stock for the approval of each of the merger proposal, the compensation proposal and the adjournment proposal. We currently expect that our directors, executive officers and such other officers will vote their shares of common stock in compliance with their obligations under the voting agreements. At the close of business on the record date for the special meeting, directors, executive officers and such other officers of Imperva and their affiliates were entitled to vote 280,248 shares of common stock at the special meeting, or approximately 0.8% of the shares of common stock outstanding on such date.

Q:	What happens if I return my proxy card but I do not indicate how to vote?

A:

If you properly execute and return your proxy card but do not include instructions on how to vote, your shares of common stock will be voted “FOR” the proposal to adopt the Merger Agreement, “FOR” the approval of the compensation proposal and “FOR” the approval of the adjournment proposal. We do not currently intend to present any other proposals for consideration at the special meeting.

Q:	Do I need to attend the special meeting?

A:

No. While our stockholders of record may exercise their right to vote their shares in person at the special meeting, it is not necessary for you to attend the special meeting in order to vote your shares of common stock.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please sign, date and return (or grant your proxy electronically over the Internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the special meeting?

A:

If available, Imperva may announce preliminary voting results at the conclusion of the special meeting. Imperva intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Imperva files with the SEC are publicly available when filed. For more information, see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:	Who can answer further questions?

A:

For additional questions about the merger, assistance in submitting proxies or voting shares of our common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers Call: 212-269-5550

Stockholders (All Others) Call: (877) 283-0324

Email: impv@dfking.com

If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

FORWARD-LOOKING INFORMATION

This proxy statement contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that are based on our current expectations, assumptions, beliefs, estimates and projections about the proposed merger, Imperva and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should,” “could” and similar expressions. Factors that may affect those forward-looking statements include, among other things:

•

the parties’ inability to consummate the merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all;

•	the failure to recruit or retain Imperva employees;

•	the risk that the Merger Agreement may be terminated in circumstances that require us to pay Newco a termination fee of up to $60 million in connection therewith;

•	the costs, fees, expenses and charges we incur related to the merger;

•	risks arising from the merger’s diversion of management’s attention from our ongoing business operations;

•	the outcome of lawsuits that may be brought by certain purported stockholders seeking to rescind the Merger Agreement or enjoin the consummation of the merger;

•	the effect of the announcement or pendency of the merger on our business relationships, operating results and business generally;

•	adverse effects on the market price of our common stock and on our operating results because of a failure to complete the merger;

•	the risk that our financial results differ from those set forth in the projections described in this proxy statement; and

•

other risks detailed in Imperva’s filings with the SEC, including Imperva’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which discuss these and other important risk factors concerning our operations.

We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to revise any of these forward-looking statements to reflect future events or circumstances.

SUMMARY

This summary highlights selected information from this proxy statement related to the merger of Imperial Merger Sub, Inc. with and into Imperva, Inc., which we refer to as the “Merger,” and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See “Where You Can Find More Information”. The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement, which is the legal document governing the merger. Each item in this summary references another section of this proxy statement with more detailed disclosure about that item. Throughout this proxy statement, all references to “Imperva,” “we,” “our,” “us” and similar words refer to Imperva, Inc. and its subsidiaries, unless otherwise indicated or the context otherwise requires. In addition, throughout this proxy statement, we refer to Imperial Purchaser, LLC as “Newco,” to Thoma Bravo, LLC as “Thoma Bravo” and to Imperial Merger Sub, Inc. as “Merger Sub.” Capitalized terms used in this section but not defined in this proxy statement have the meaning ascribed to them in the Merger Agreement.

Parties Involved in the Merger

Imperva, Inc.

Imperva is a leading cybersecurity company incorporated in Delaware that delivers best-in-class solutions to protect data and applications – wherever they reside – on-premises, in the cloud, and across hybrid environments. The company’s Incapsula, SecureSphere, and CounterBreach product lines help organizations protect websites, applications, APIs, and databases from cyberattacks while ensuring compliance. Imperva innovates using data, analytics, and insights from our experts and our community to deliver simple, effective and enduring solutions that protect our customers from cybercriminals.

Newco, LLC

Newco is a Delaware limited liability company formed by an affiliate of private equity investment firm Thoma Bravo, LLC.

Merger Sub

Merger Sub is a Delaware corporation and wholly owned subsidiary of Newco that was organized solely for the purpose of entering into the Merger Agreement and completing the merger and the other transactions contemplated by the Merger Agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the Merger Agreement. Upon consummation of the merger, Merger Sub will cease to exist as a separate corporation and Imperva will continue as the surviving corporation.

Newco and Merger Sub are each affiliated with Thoma Bravo Fund XIII, L.P. In connection with the transactions contemplated by the Merger Agreement, (1) Thoma Bravo Fund XIII, L.P. has provided to Newco equity commitments of up to approximately $813 million; and (2) Newco has obtained debt financing commitments from Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Banks USA, Citigroup Global Markets Inc. and Jefferies Finance LLC, and certain of their respective affiliates for an aggregate amount of $1.15 billion, which will be available to fund a portion of the payments contemplated by the Merger Agreement (in each case, pursuant to the terms and conditions as described further under the section of this proxy statement captioned “The Merger—Financing of the Merger”). Newco, Merger Sub and Thoma Bravo Fund XIII, L.P. are affiliated with Thoma Bravo. Thoma Bravo is a leading private equity investment firm building on a 30-year history of providing equity and strategic support to experienced management teams and growing companies.

The Merger

Upon the terms and subject to the conditions of the Merger Agreement, if the Merger is completed, Merger Sub will merge with and into Imperva, and Imperva will continue as the surviving corporation and as a wholly owned subsidiary of Newco (the “Surviving Corporation”). As a result of the Merger, Imperva will cease to be a publicly traded company, all outstanding shares of Imperva stock will be cancelled and converted into the right to receive the $55.75 per share in cash, without interest and less any applicable withholding taxes (the “Per Share Merger Consideration”) (except for any shares owned by stockholders who are entitled to and who properly exercise appraisal rights under the DGCL), and you will no longer own any shares of the capital stock of the Surviving Corporation.

After the Merger is completed, you will have the right to receive the Per Share Merger Consideration, but you will no longer have any rights as a stockholder (except that stockholders who properly exercise their appraisal rights may have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by Delaware law, as described below under the section of this proxy statement captioned “The Merger—Appraisal Rights”).

Treatment of Options and Restricted Stock Units

As a result of the Merger, the treatment of Imperva’s options to purchase shares of common stock (each, a “Company Option”) and restricted stock units (each, an “RSU”), including RSUs that are subject to performance-based vesting conditions (each, a “PRSU”) that are outstanding immediately prior to the time at which the Merger will become effective (the “Effective Time”) will be as follows:

Options

To the extent not exercised prior to the Effective Time, each outstanding vested Company Option (including any Company Option that vests in connection with the Merger) will be cancelled at the Effective Time and converted into the right to receive an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the product of (1) the excess, if any, of $55.75 per share over the exercise price per share of each such vested Company Option, multiplied by (2) the number of shares of our common stock issuable upon the exercise of such vested Company Option (the “Option Consideration”), to be paid as soon as practicable (and in no event more than 10 business days) following the Closing.

Each unvested Company Option outstanding as of immediately prior to the Effective Time (and that will not vest in connection with the Merger) will be cancelled at the Effective Time and converted into the contingent right to receive an amount in cash (without interest and subject to deduction for any required withholding tax), equal to the product of: (1) the excess, if any, of $55.75 per share over the exercise price per share of each such unvested Company Option; and (2) the number of shares of our common stock issuable upon the exercise of such unvested Company Option (the “Contingent Option Consideration”). The Contingent Option Consideration will be subject to the holder remaining continuously employed with the Surviving Corporation and satisfaction of the Original Vesting Conditions. The Contingent Option Consideration will be paid in cash without interest and less any required withholding taxes as soon as practicable (and in no event more than the later of (x) 10 business days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the Original Vesting Conditions.

Each outstanding Company Option (whether vested or unvested) with an exercise price per share equal to or greater than $55.75 per share will be cancelled without consideration upon the Effective Time.

Restricted Stock Units and Performance-Based Restricted Stock Units

Each vested RSU (including each vested PRSU) outstanding as of immediately prior to the Effective Time (including any RSU that becomes a vested RSU in connection with the Merger) will be cancelled at the Effective

Time and converted into the right to receive an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the product of (1) $55.75 per share and (2) the number of shares of our common stock subject to such vested RSU (the “RSU Consideration”), to be paid as soon as practicable (and in no event more than 10 business days) following the Closing; provided that any payment in respect of any vested RSU shall be made in compliance with Section 409A.

Each unvested RSU (including each PRSU for which performance has been achieved and which remains subject to time-based vesting) that is outstanding immediately prior to the Effective Time (and that will not vest in connection with the Merger), will be cancelled at the Effective Time and converted into the contingent right to receive an amount in cash (without interest and subject to deduction for any required withholding) equal to the product of (1) $55.75 per share, and (2) the number of shares of our common stock subject to such unvested RSU (the “Contingent RSU Consideration”). The Contingent RSU Consideration will be subject to the holder remaining continuously employed with the Surviving Corporation and satisfaction of the Original Vesting Conditions; provided that any payment in respect of any unvested RSU shall be made in compliance with Section 409A. As soon as practicable (and in no event more than the later of (x) 10 business days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the Original Vesting Conditions, the Contingent RSU Consideration will be paid without interest and less any required withholding taxes.

For PRSUs where the performance period has not yet been completed, the level of achievement of the applicable performance metrics will be determined by our Board or a committee thereof in accordance with our equity incentive plan and the applicable PRSU agreement (provided, however, that such level of achievement shall not exceed the greater of (1) target performance and (2) the actual achievement of the performance goals attributable to such PRSUs) as of immediately prior to the Effective Time and, upon such determination, the resulting earned and vested PRSUs, if any, will be treated as vested RSUs and the resulting earned PRSUs that remain subject to time-based vesting conditions will be treated as unvested RSUs pursuant to the paragraphs above. Additional information about the PRSUs can be found in the section of this proxy statement captioned “The Merger—Agreements and Arrangements with Executive Officers and Directors of Imperva—Treatment of PRSUs.”

Section 102 Securities

The Option Consideration payable with respect to Company Options granted and subject to tax pursuant to Section 102(b)(2) of the Israeli Income Tax Ordinance [New Version] 1961 (the “Ordinance”) (“Section 102 Options”), the RSU Consideration payable with respect to RSUs granted and subject to tax pursuant to Section 102(b)(2) of the Ordinance (“Section 102 RSUs”) and the consideration payable with respect to shares of common stock of Imperva issued upon exercise of Section 102 Options or upon settlement of Section 102 RSUs (“Section 102 Shares”) (collectively, the “102 Amounts”) shall be paid (either directly or indirectly) to Imperva’s Section 102 Trustee for the benefit of the beneficial owners thereof, who shall pay out the 102 Amounts, as applicable, and withhold the applicable tax either directly or through Imperva’s applicable Israeli Subsidiary.

Treatment of Purchase Rights under the Employee Stock Purchase Plan

With respect to Imperva’s employee stock purchase plan, or “ESPP,” after the date of the Merger Agreement and pursuant to the requirements set forth in the Merger Agreement, the compensation committee of our Board adopted resolutions and took other actions to (1) restrict participants in the ESPP from increasing their respective rates of deductions and purchases (including non-payroll contributions); (2) provide that no individual who is not participating in the ESPP as of the date of the Merger Agreement may commence participation in the ESPP; (3) provide that no offering period under the ESPP will be commenced after the date of the Merger Agreement; (4) provide that the offering period under the ESPP that is in effect as of the date of the Merger Agreement will end on the earlier of immediately prior to the Effective Time and the last day of such offering period and all outstanding purchase rights under the offering period in effect as of the date of the Merger

Agreement shall automatically be exercised in accordance with the terms of the ESPP; and (5) terminate the ESPP, effective as of the date immediately prior to the date of the Effective Time. The final offering period under the ESPP ended on November 15, 2018.

Financing of the Merger

We anticipate that the total amount of funds necessary to complete the Merger and the related transactions will be approximately $2.1 billion, which will be funded via equity financing and debt financing as described below, as well as cash on our balance sheet. This amount includes funds needed to (1) pay stockholders the amounts due under the Merger Agreement; and (2) make payments in respect of our outstanding equity-based awards pursuant to the Merger Agreement.

In connection with the Merger, Newco has entered into an equity commitment letter, dated as of October 10, 2018, with Thoma Bravo Fund XIII, L.P. for an equity commitment of approximately $813 million. For more information, see the section of this proxy statement captioned “The Merger—Financing of the Merger.”

In connection with the Merger, Newco has obtained debt financing commitments from Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Banks USA, Citigroup Global Markets Inc. and Jefferies Finance LLC and certain of their respective affiliates, pursuant to which they have committed to provide Newco with (1) a $760 million senior secured first lien term loan facility, (2) a $100 million senior secured first lien revolving credit facility and (3) a $290 million senior secured second lien credit facility, which will be available to fund a portion of the payments contemplated by the Merger Agreement. For more information, see the section of this proxy statement captioned “The Merger—Financing of the Merger.” Although the obligation of Newco and Merger Sub to consummate the Merger is not subject to any financing condition, the Merger Agreement provides that, without Newco’s agreement, the closing of the Merger will not occur earlier than the first business day after the expiration of the marketing period, which is the first period of 15 consecutive business days after the expiration of the go-shop period and beginning on the date Newco has received certain required historical financial information from Imperva required to syndicate any debt financing and ending prior to the closing date (provided that certain days that are specifically identified in the Merger Agreement will not count as business days and that the marketing period may be delayed, suspended or restarted in the event that the financial statements constituting required information are restated or audit opinions with respect thereof are revoked). For more information, see the section of this proxy statement captioned “The Merger Agreement—Marketing Period.”

Limited Guaranty

Pursuant to the terms of the Merger Agreement, an affiliate of Thoma Bravo has expressly, absolutely, irrevocably and unconditionally guaranteed the due and punctual observance, performance and discharge of payment of (1) the Newco Termination Fee, (2) Imperva’s out-of-pocket costs and expenses incurred in connection with legal proceedings enforcing the payment of such termination fee and (3) the reimbursement or indemnification obligations of Newco and Merger Sub in connection with any costs and expenses incurred by Imperva in connection with its cooperation with the arrangement of the debt financing pursuant to the Merger Agreement.

Conditions to the Closing of the Merger

The obligations of Imperva, Newco and Merger Sub, as applicable, to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including (among other conditions), the following:

•	adoption of the Merger Agreement by the requisite affirmative vote of the stockholders;

•

the (1) expiration or termination of the applicable waiting period under the HSR Act and (2) approval or clearance of the Merger by relevant antitrust authorities in Austria and Australia and foreign investment authorities in Australia;

•	the consummation of the merger not being made illegal or otherwise prohibited by any law or order of any governmental authority of competent jurisdiction;

•

the accuracy of the representations and warranties of Imperva, Newco and Merger Sub in the Merger Agreement, subject to materiality qualifiers (generally other than as would not constitute a material adverse effect on Imperva and, in the case of the capitalization representations and warranties of Imperva, other than as would not increase the aggregate Merger Consideration by more than $6,500,000), as of the date of the Merger Agreement and as of the closing date, or, as applicable, the date in respect of which such representation or warranty was specifically made; and

•	since the date of the Merger Agreement, there not having occurred or arisen any Company Material Adverse effect on Imperva.

The Merger is not conditioned on Newco’s ability to obtain or successfully syndicate debt financing.

Regulatory Approvals Required for the Merger

Under the Merger Agreement, the Merger cannot be completed until (1) the applicable waiting period under the HSR Act has expired or been terminated; (2) the applicable waiting period under the Austrian Federal Competition Authority has expired or been terminated and (3) all competition and foreign investment consents of the Australian Competition and Consumer Commission and the Australian Foreign Investment Review Board have been received.

Recommendation of the Board of Directors

Our Board of Directors (“Board”), after considering various factors described under the section of this proxy statement captioned “The Merger—Recommendation of the Board of Directors and Reasons for the Merger” has unanimously (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of Imperva and its stockholders and (2) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Our Board unanimously recommends that you vote (1) “FOR” the proposal to adopt the Merger Agreement, (2) “FOR” the compensation proposal and (3) “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there is not a quorum present or represented by proxy at the time of the special meeting, or to give holders of our common stock additional time to evaluate new material information or disclosure.

Fairness Opinion of Qatalyst Partners LP

Imperva engaged Qatalyst Partners LP (“Qatalyst Partners”) to provide financial advice in connection with the Merger based on Qatalyst Partners’ qualifications, expertise, reputation and knowledge of Imperva’s business and the industry in which Imperva operates. At the meeting of our Board on October 9, 2018, Qatalyst Partners rendered to our Board its oral opinion, subsequently confirmed in writing, to the effect that, as of October 9, 2018 and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco), was fair, from a financial point of view, to such holders.

The full text of the opinion of Qatalyst Partners, dated as of October 9, 2018, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. You should read the opinion carefully in its entirety.

Qatalyst Partners’ opinion was provided to our Board and addressed only, as of the date of the opinion, the fairness, from a financial point of view, of the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco), to such holders. It does not address any other aspect of the Merger. It does not constitute a recommendation to any stockholder of Imperva as to how to vote with respect to the Merger or any other matter and does not in any manner address the price at which the shares of our common stock will trade at any time.

For a description of the opinion that our Board received from Qatalyst Partners, see the section of this proxy statement captioned “The Merger—Fairness Opinion of Qatalyst Partners LP”.

Interests of Imperva’s Directors and Executive Officers in the Merger

When considering the recommendation of our Board that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. In (1) evaluating and negotiating the Merger Agreement; (2) approving the Merger Agreement and the Merger; and (3) recommending that the Merger Agreement be adopted by stockholders, our Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:

•

the eligibility of each executive officer to receive certain payments and benefits and accelerated vesting of equity-based awards if such executive officer is terminated other than for “cause” or resigns for “good reason” within the period commencing three months prior to and ending 12 months following the merger pursuant to the Company’s change in control plan;

•	the cash-out of vested Company Options and RSUs;

•	the contingent payment right for unvested Company Options and RSUs;

•

the eligibility of each executive officer to potentially receive early payment of the fourth quarter 2018 bonus (along with all other employees of Imperva who participate in Imperva’s bonus programs for 2018);

•	the accelerated vesting of equity-based awards held by non-employee members of our Board pursuant to the 2011 Stock Option and Incentive Plan (the “2011 Plan”); and

•	the continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.

If the proposal to adopt the Merger Agreement is approved, the shares of common stock held by our directors and executive officers will be treated in the same manner as outstanding shares of common stock held by all other stockholders. For more information, see the section of this proxy statement captioned “The Merger—Interests of Imperva’s Directors and Executive Officers in the Merger.”

The Voting Agreements

In connection with the execution of the Merger Agreement, each of the Company’s directors, executive officers and certain other officers have agreed to vote the shares of our common stock over which he or she exercises voting control for the adoption of the Merger Agreement and the other proposals set forth in this proxy statement. At the close of business on December 4, 2018, the record date of the special meeting, the Company’s directors, executive officers and certain other officers who are party to the voting agreements collectively owned or controlled 280,248 shares of common stock, which represented 0.8% of all outstanding shares of common stock on the record date. The voting agreements terminate on the earlier of the termination of the Merger Agreement in accordance with its terms and the Effective Time. For more information, see the section of this proxy statement captioned “The Merger–The Voting Agreement.” The form of voting agreement is attached as Annex D to this proxy statement. We encourage you to read the form of voting agreement, which is the legal document that governs the obligations of the Company’s directors, executive officers and certain other officers, carefully and in its entirety.

Appraisal Rights

If the Merger is completed, stockholders who do not vote in favor of the adoption of the Merger Agreement and who properly demand appraisal of their shares may be entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL. This means that stockholders may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the Per Share Merger Consideration.

To exercise your appraisal rights, you must (1) deliver a written demand for appraisal to Imperva before the vote is taken on the proposal to adopt the Merger Agreement; (2) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; and (3) continue to hold your shares of common stock through the Effective Time. Additionally, certain other conditions, described further herein, must be met. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced in Annex C to this proxy statement. If you hold your shares of common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Material U.S. Federal Income Tax Consequences of the Merger

For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined under the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. Holder’s shares of common stock in the Merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of common stock surrendered in the Merger.

A Non-U.S. Holder (as defined under the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of common stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States.

For more information, see the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.” Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Go-Shop Period

Under the Merger Agreement, for a period of 45 days following October 10, 2018 (the “Go-Shop Period”), Imperva and its representatives and subsidiaries are permitted to; (1) solicit, initiate, encourage and facilitate any inquiry, discussion, offer or request that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal (as defined under the section of this proxy statement captioned “The Merger Agreement—Alternate Acquisition Proposals”); (2) grant a waiver under or terminate any “standstill” or similar obligation of any third party with respect to Imperva or any of its subsidiaries solely to allow such third party to submit an acquisition proposal in accordance with the Merger Agreement; and (3) engage in discussions and negotiations with, and furnish non-public information relating to Imperva and its subsidiaries, and afford access to the books and records of Imperva and its subsidiaries to any third party in connection with an Acquisition Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to an Acquisition Proposal, so long as prior to furnishing such non-public information or affording such access, Imperva has entered into a permitted confidentiality agreement with such third party and has previously provided or made available (or provides or makes available within one business day) all such information, and affords such access, to Newco.

Upon the expiration of the Go-Shop Period, Imperva has agreed to, and to cause its subsidiaries and its and their respective directors, officers, employees, consultants, agents, representatives and advisors, whom we collectively refer to as “representatives,” to immediately cease and cause to be terminated, and will not authorize or knowingly permit any of its representatives to continue, any and all existing activities, discussions or negotiations with any third party conducted prior to the expiration of the Go-Shop Period with respect to any Acquisition Proposal or Acquisition Transaction (as defined under the section of this proxy statement captioned “The Merger Agreement—Alternate Acquisition Proposals”) (other than with respect to each Excluded Party (as defined under the section of this proxy statement captioned “The Merger Agreement—Alternate Acquisition Proposals”) only for so long as such person is and remains an Excluded Party) to any physical or electronic dataroom (other than as otherwise permitted by the Merger Agreement).

In the event Imperva terminates the Merger Agreement to enter into an agreement for a superior proposal during the Go-Shop Period, the termination fee payable to Newco will be $25,000,000. For more information, see the section of this proxy statement captioned “The Merger Agreement—The Board of Directors’ Recommendation; Company Board Recommendation Change.”

The Go-Shop Period expired at 11:59 p.m. EST on November 24, 2018. As of the expiration of the Go-Shop Period, there were no pending Acquisition Proposals and no Excluded Parties.

Alternative Acquisition Proposals

Under the Merger Agreement, from and after the expiration of the Go-Shop Period until the Effective Time, Imperva has agreed not to, and to cause its subsidiaries and its and their representatives not to, among other things: (1) solicit, initiate, knowingly encourage, knowingly facilitate or knowingly induce the making, submission or announcement of any inquiry, offer or proposal that would be reasonably likely to lead to an Acquisition Proposal or Acquisition Transaction; or (2) participate or engage in discussions or negotiations regarding, or provide any non-public information to, any person relating to, or that would be likely to lead to, an acquisition proposal or acquisition transaction, in each case other than with respect to an Excluded Party.

Notwithstanding these restrictions, under certain circumstances, prior to the adoption of the Merger Agreement by stockholders, Imperva may provide information to, and engage or participate in negotiations or substantive discussions with, (a) an Excluded Party (only for so long as such person is and remains an Excluded Party) and (b) any third party regarding an acquisition proposal if our Board determines in good faith after consultation with its financial advisor and its outside legal counsel that such proposal is a superior proposal or would reasonably be likely to lead to a superior proposal and to not do so would be inconsistent with its fiduciary duties. For more information, see the section of this proxy statement captioned “The Merger Agreement—Alternative Acquisition Proposals.”

Imperva is not entitled to terminate the Merger Agreement to enter into an agreement for a superior proposal unless it complies with certain procedures in the Merger Agreement, including negotiating with Newco in good faith over a four business day period so that any superior proposal no longer constitutes a superior proposal. The termination of the Merger Agreement by Imperva in order to accept a superior proposal will result in the payment by Imperva of a $60,000,000 termination fee to Newco; provided that if the termination fee to Newco becomes payable during the Go-Shop Period in connection with the termination of the Merger Agreement in order to accept a superior proposal, the termination fee to Newco shall be $25,000,000. For more information, see the section of this proxy statement captioned “The Merger Agreement—The Board of Directors’ Recommendation; Company Board Recommendation Change.”

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by stockholders, in the following ways:

•	by mutual written agreement of Imperva and Newco;

•	by either Imperva or Newco if:

•

the Effective Time shall not have occurred on or before March 9, 2019, which we refer to as the “termination date” (except that the right to terminate the Merger Agreement as a result of the occurrence of the termination date will not be available to any party whose material breach of the Merger Agreement has been the principal cause of the failure of the closing of the Merger to have occurred on or before such date);

•	Imperva’s stockholders fail to adopt the Merger Agreement at the special meeting or any adjournment or postponement thereof; or

•

any governmental authority in the U.S., Austria or Australia shall have (1) enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any applicable law that is in effect and has the effect of making the consummation of any of the Merger permanently illegal in such jurisdictions, or which has the effect of permanently prohibiting the consummation of the Merger in such jurisdictions, or (2) issued or granted any order that has the effect of making the Merger illegal permanently in such jurisdictions or which has the effect of permanently prohibiting the consummation of the Merger in such jurisdictions and such order has become final and nonappealable;

•	by Imperva if:

•

Newco or Merger Sub has breached or failed to perform any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain corresponding conditions set forth in the Merger Agreement are not satisfied, and such breach is not capable of being cured, or is not cured, before the earlier of the termination date or the date that is 30 calendar days following Imperva’s delivery of written notice of such breach (provided that Imperva may terminate before the end of such 30 calendar day period if Newco or Merger Sub cease or fail to exercise and continue not to exercise commercially reasonable efforts to cure such breach or inaccuracy); provided that the right to terminate the Merger Agreement as described in this bullet point shall not be available to Imperva if it is in material breach of any covenant contained in the Merger Agreement;

•

in the event that all of the conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing), but Newco and Merger Sub have failed to consummate the Merger at the time the Merger should have occurred pursuant to the Merger Agreement, and Imperva has irrevocably notified Newco in writing that all of the conditions to closing have been satisfied and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) or that it is willing to waive any unsatisfied conditions, and Newco and Merger Sub fail to consummate the Merger on the later of (1) the expiration of three business days after the receipt of such notice or (2) a date set forth in such notice; or

•

prior to the adoption of the Merger Agreement by stockholders and so long as Imperva is not then in material breach of its obligations related to acquisition proposals and superior proposals (provided that the superior proposal was not solicited in violation of the Merger Agreement), in order to enter into a definitive agreement with respect to a superior proposal in accordance with the terms of the Merger Agreement, subject to Imperva paying to Newco a termination fee of $60,000,000 (provided that such termination fee will be $25,000,000 if Imperva terminates the Merger Agreement during the Go-Shop Period pursuant to the termination right set forth in this bullet point relating to a Superior Proposal from a third party); and

•	by Newco if:

•

Imperva has breached or failed to perform any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain corresponding conditions set forth in the Merger Agreement are not satisfied, and such breach is not capable of being cured, or is not cured, before the earlier of the termination date or the date that is 30 calendar days following Newco’s delivery of written notice of such breach (provided that Newco may terminate before the end of such 30 calendar day period if Imperva ceases or fails to exercise and continues not to exercise commercially reasonable efforts to cure such breach or inaccuracy); provided, however, that the right to terminate the Merger Agreement as described in this bullet point shall not be available to Newco if it is in material breach of any covenant contained in the Merger Agreement; or

•

prior to the adoption of the Merger Agreement by the stockholders, our Board effects a company board recommendation change or fails to publicly reaffirm the company board recommendation within four business days after Newco requests in writing following any public statement by a stockholder of the Company or a member of our Board expressing opposition to the Merger or the Merger Consideration (provided that our Board shall have no obligation to reaffirm the company board recommendation on more than two occasions).

Termination Fees and Expense Reimbursement

Except in specified circumstances, whether or not the Merger is completed, Imperva, on the one hand, and Newco and Merger Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement.

Imperva will be required to pay to Newco a termination fee of up to $60,000,000 if the Merger Agreement is terminated under specified circumstances; provided that if the termination fee to Newco becomes payable during the Go-Shop Period in connection with the termination of the Merger Agreement during the Go-Shop Period in order to accept a superior proposal, the termination fee to Newco will instead be $25,000,000. In certain cases where such termination fee is not then payable or the Merger Agreement is terminated by Newco due to Imperva’s breach or failure to perform any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement, Newco will be due up to $4,000,000 from Imperva as reimbursement for expenses related to the transactions contemplated by the Merger Agreement. In no case will Newco be due both its termination fee and expense reimbursement. If Newco has collected any money for expense reimbursements, such amounts will be deducted from the termination fee when the termination fee is paid.

Newco will be required to pay to Imperva a termination fee of $140,000,000 if the Merger Agreement is terminated under different specified circumstances.

For more information on these termination fees, see the section of this proxy statement captioned “The Merger Agreement—Termination Fees and Expense Reimbursement.”

Market Prices and Dividend Data

Our common stock is listed on The Nasdaq Global Market under the symbol “IMPV.” On October 9, 2018, the last full trading day before the public announcement of the merger, the closing price for our common stock was $43.06 per share, and on December 4, 2018, the latest practicable trading day before the printing of this proxy statement, the closing price for our common stock was $55.51 per share.

We have never paid cash dividends on our common stock.

Effect on Imperva if the Merger is Not Completed

If the Merger Agreement is not adopted by stockholders or if the Merger is not completed for any other reason, stockholders will not receive any payment for their shares of common stock. Instead, Imperva will remain a stand-alone public company, our common stock will continue to be listed and traded on the Nasdaq Global Market and registered under the Exchange Act, and we will continue to file periodic reports with the SEC. Under specified circumstances, Imperva will be required to pay Newco a termination fee upon the termination of the Merger Agreement. In certain cases where such termination fee is not payable or the Merger Agreement is terminated by Newco due to Imperva’s breach or failure to perform any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement, Imperva will be required to reimburse Newco up to $4,000,000 for expenses related to the transactions contemplated by the Merger Agreement. In no case will Newco be due both its termination fee and expense reimbursement. If Newco has collected any money for expense reimbursements, such amounts will be deducted from the termination fee when the termination fee is paid. Under different specified circumstances, Newco will be required to pay Imperva a termination fee upon the termination of the Merger Agreement. For more details, see the section of this proxy statement captioned “The Merger Agreement—Termination Fees and Expense Reimbursement.”

In addition, if the Merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Imperva operates and risks related to adverse economic conditions.

The Special Meeting

Date, Time and Place

A special meeting of stockholders of Imperva will be held on January 8, 2019, at 10:00 a.m., Pacific time, at 3400 Bridge Parkway, Redwood Shores, California 94065.

Record Date; Shares Entitled to Vote

You are entitled to vote at the special meeting if you owned shares of common stock at the close of business on December 4, 2018 (the “Record Date”). You will have one vote at the special meeting for each share of common stock that you owned at the close of business on the Record Date.

Purpose

At the special meeting, we will ask stockholders to vote on proposals to (1) adopt the Merger Agreement, (2) approve the compensation proposal and (3) approve the adjournment proposal.

Quorum

As of the Record Date, there were 35,436,746 shares of common stock outstanding and entitled to vote at the special meeting. The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the special meeting.

Required Vote

The votes required to approve each proposal are as follows:

1.	The Merger Agreement must be approved by the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote.

2.

The compensation and adjournment proposals must be approved by the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote that are present in person or represented by proxy at the special meeting and voted for or against the proposal.

Share Ownership of Our Directors and Executive Officers

As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 280,248 shares of common stock, representing approximately 0.8% of the shares of common stock outstanding on the Record Date. Our directors, executive officers and certain other officers have executed voting agreements obligating them to vote all of their shares of common stock (1) “FOR” the proposal to adopt the Merger Agreement, (2) “FOR” the compensation proposal and (3) “FOR” the adjournment proposal.

Voting and Proxies

Any stockholder of record entitled to vote may submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, return your proxy card using the postage prepaid envelope provided, or may vote in person by appearing at the special meeting. If you are a beneficial owner and hold your shares of common stock in “street name” through a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how you wish to vote your shares of common stock using the instructions provided by your bank, broker or other nominee. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters. The proposals to be considered at the special meeting are non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (1) signing another proxy card with a later date and returning it prior to the special meeting, (2) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy, (3) delivering a written notice of revocation to our General Counsel and Assistant Secretary or (4) attending the special meeting and voting in person by ballot.

If you hold your shares of common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee.

THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of our Board for use at the special meeting of stockholders or at any adjournment or postponement thereof.

Date, Time and Place

We will hold the special meeting at our headquarters located at 3400 Bridge Parkway, Redwood Shores, California 94065, at 10:00 a.m., Pacific Time, on January 8, 2019.

Purpose of the Special Meeting

At the special meeting, we will ask the holders of our common stock to (1) adopt the Agreement and Plan of Merger, dated as of October 10, 2018, by and among Newco, Merger Sub, and Imperva, as such agreement may be amended from time to time (the “Merger Agreement”); (2) approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Imperva’s named executive officers based on or otherwise relating to the merger (“compensation proposal”); and (3) approve the adjournment of the special meeting to a later date, if our Board determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or represented by proxy at the time of the special meeting, or to give holders of our common stock additional time to evaluate new material information or disclosure (“adjournment proposal”).

Record Date; Shares Entitled to Vote; Quorum

Only holders of record of our common stock at the close of business on December 4, 2018, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date, shares of our common stock were issued and outstanding and held by approximately 17 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the special meeting on each of the proposals.

A majority of the outstanding shares of common stock must be present or represented at the special meeting in order to have a quorum for the conduct of business. Votes cast at the special meeting, by proxy or in person, will be tabulated by the inspector of elections appointed for the special meeting. If shares are present at the special meeting in person or by proxy, but are not voted, those shares will count toward determining whether or not a quorum is present for the conduct of business at the special meeting, as will all shares voted “for,” “against” or “abstain” on a proposal.

In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that our Board will recommend adjournment of the special meeting to solicit additional proxies if permitted by the Merger Agreement. If there is not a quorum of stockholders at the special meeting and the vote with respect to the adjournment proposal fails, our Board, if permitted by the Merger Agreement, may set a new record date and meeting date for a special meeting to consider the Merger Agreement, compensation proposal and adjournment proposal.

Vote Required

The votes required to approve each proposal are as follows:

1.

The Merger Agreement must be approved by the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote. Adoption of the Merger Agreement is a condition to the closing of the merger.

2.

The compensation and adjournment proposals must be approved by the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote that are present in person or represented by proxy at the special meeting and voted for or against the proposal.

Voting by Imperva Directors and Executive Officers

At the close of business on the record date, our directors and executive officers and their affiliates owned and were entitled to vote 280,248 shares of our common stock, which represented approximately 0.8% of the shares of our outstanding common stock on that date. Our directors, executive officers and certain other officers have executed voting agreements obligating them to vote all of their shares of common stock “FOR” the proposal to adopt the Merger Agreement, “FOR” the compensation proposal and “FOR” the adjournment proposal.

Certain members of our management and our Board have interests in the merger that are in addition to those of stockholders generally and may be different from, or in conflict with, your interests as an Imperva stockholder. See the section of this proxy statement captioned “The Merger—Interests of Imperva’s Directors and Executive Officers in the Merger”.

Voting of Proxies

If your shares are registered in your name, you may cause your shares to be voted at the special meeting by returning a signed proxy card or voting in person at the meeting. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet or by telephone by following the instructions printed on the proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or by telephone.

If your shares are registered in your name and you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. If your shares are registered in your name, you are encouraged to submit a proxy card even if you plan to attend the special meeting in person.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted “FOR” the proposal to adopt the Merger Agreement, “FOR” the approval of the compensation proposal and “FOR” the approval of the adjournment proposal; provided, however, that no proxy that is specifically marked “AGAINST” the proposal to adopt the Merger Agreement will be voted “FOR” the compensation proposal or “FOR” the adjournment proposal unless it is specifically marked “FOR” the compensation proposal or “FOR” the adjournment proposal, respectively.

If your shares are held in “street name” through a brokerage firm, bank, trust or other nominee, you may provide voting instructions by completing and returning the voting form provided by your brokerage firm, bank, trust or other nominee or via the Internet or by telephone through your brokerage firm, bank, trust or other nominee, if such a service is provided. To provide voting instructions via the Internet or telephone, you should follow the instructions on the voting form provided by your brokerage firm, bank, trust or other nominee. If you plan to attend the special meeting, you will need a proxy from your brokerage firm, bank, trust or other nominee in order to be given a ballot to vote the shares. If you do not return your brokerage firm, bank, trust or other nominee’s voting form, provide voting instructions via the Internet or by telephone through your brokerage firm, bank, trust or other nominee or attend the special meeting and vote in person with a proxy from your brokerage firm, bank, trust or other nominee, it will have the same effect as if you voted “AGAINST” the adoption of the Merger Agreement, and will have no effect on the compensation proposal or the adjournment proposal.

Revocability of Proxies

Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted. Proxies may be revoked as follows:

If you have sent a proxy directly to Imperva, you may revoke it by:

•

delivering a written revocation of the proxy or a later dated, signed proxy card, to our General Counsel and Assistant Secretary at 3400 Bridge Parkway, Redwood Shores, California 94065, on or before the business day prior to the special meeting;

•	delivering a new, later dated proxy via the Internet or by telephone until the date set forth in the instructions for voting via the Internet or by telephone;

•	delivering a written revocation or a later dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

•	attending the special meeting and voting in person.

If you have instructed brokerage firm, bank, trust or other nominee to vote your shares, you may revoke your proxy only by following the directions received from your brokerage firm, bank, trust or other nominee to change those instructions.

Your attendance at the special meeting does not alone automatically revoke your proxy. If you have instructed your brokerage firm, bank, trust or other nominee how to vote your shares, the above-described options for revoking your proxy do not apply. Instead, you must follow the directions provided by your brokerage firm, bank, trust or other nominee to change your vote.

Board’s Recommendations

Our Board has unanimously approved the Merger Agreement and determined that the Merger Agreement and the merger are advisable, fair to and in the best interests of Imperva and its stockholders. Our Board unanimously recommends that Imperva stockholders (1) vote “FOR” the proposal to adopt the Merger Agreement, (2) vote “FOR” the compensation proposal and (3) vote “FOR” the adjournment proposal. See the section of this proxy statement captioned “The Merger—Recommendation of the Board of Directors and Reasons for the Merger”. Imperva stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger. In addition, Imperva stockholders are directed to the Merger Agreement, which is attached as Annex A to this proxy statement.

Effect of Abstentions and Broker Non-Votes

Abstentions and shares not in attendance at the special meeting and not voted by proxy will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the compensation proposal or the adjournment proposal. If you abstain from voting on any matter, the shares represented by such proxy will be considered present at the special meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted for or against the compensation proposal and the adjournment proposal. As such, an abstention will have no effect on the vote for the compensation proposal and adjournment proposal. Because brokerage firms, banks, trusts or other nominees holding shares of our common stock in “street name” may not vote your shares of our common stock on the adoption of the Merger Agreement, the compensation proposal or the adjournment proposal unless you provide instructions on how to vote, your failure to provide instructions will result in your shares not being present at the meeting and not being voted on those proposals. It is very important that all of our stockholders vote their shares, so please promptly complete and return the enclosed proxy card.

Solicitation of Proxies

This proxy solicitation is being made by Imperva on behalf of our Board and will be paid for by Imperva. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We have also retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $15,000 plus the reimbursement of out-of-pocket expenses incurred by it on behalf of Imperva. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. You should not send your stock certificates with your proxy card. A letter of transmittal with instructions for the surrender of your stock certificates, if any, will be mailed to our stockholders as soon as practicable after completion of the merger.

Stockholder List

A list of our stockholders entitled to vote at the special meeting will be available for examination by any Imperva stockholder at the special meeting. For 10 days prior to the special meeting, this stockholder list will be available for inspection by any stockholder for any purpose germane to the special meeting during ordinary business hours at our corporate offices located at 3400 Bridge Parkway, Redwood Shores, California 94065.

THE MERGER

The following discussion describes material aspects of the merger. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that may be important to you. The discussion of the merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated by reference into this proxy statement. We encourage you to read carefully this entire proxy statement, including the Merger Agreement, for a more complete understanding of the merger.

Parties Involved in the Merger

Imperva, Inc.

3400 Bridge Parkway

Redwood Shores, California 94065

Telephone: (650) 345-9000

Imperva is a leading cybersecurity company incorporated in Delaware that delivers best-in-class solutions to protect data and applications – wherever they reside—on-premises, in the cloud, and across hybrid environments. The company’s Incapsula, SecureSphere, and CounterBreach product lines help organizations protect websites, applications, APIs, and databases from cyberattacks while ensuring compliance. Imperva innovates using data, analytics, and insights from our experts and our community to deliver simple, effective and enduring solutions that protect our customers from cybercriminals.

Imperial Purchaser, LLC

c/o Thoma Bravo, LLC

600 Montgomery Street, 20th Floor

San Francisco, CA 94111

Newco is a Delaware limited liability company and an indirectly controlled affiliate of Thoma Bravo. Newco was organized solely for the purpose of entering into the Merger Agreement and completing the Merger and the other transactions contemplated by the Merger Agreement. Newco has not conducted any business operations other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and debt financing in connection with the Merger.

Imperial Merger Sub, Inc.

c/o Thoma Bravo, LLC

600 Montgomery Street, 20th Floor

San Francisco, CA 94111

Merger Sub is a Delaware corporation and wholly owned subsidiary of Newco that was organized solely for the purpose of entering into the Merger Agreement and completing the Merger and the other transactions contemplated by the Merger Agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the Merger Agreement. Upon consummation of the Merger, Merger Sub will cease to exist as a separate corporation and Imperva will continue as the surviving corporation.

Effect of the Merger

Upon the terms and subject to the conditions of the Merger Agreement, if the Merger is completed, Merger Sub will merge with and into Imperva, and Imperva will continue as the Surviving Corporation and as a wholly owned subsidiary of Newco. As a result of the Merger, Imperva will become a wholly owned subsidiary of Newco, and our common stock will no longer be publicly traded and will be delisted from The Nasdaq Global Market. In addition, our common stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.

The Effective Time will occur upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (or at such later time as Imperva and Newco may agree and specify in the Certificate of Merger).

Effect on Imperva if the Merger is Not Completed

If the Merger Agreement is not adopted by stockholders or if the Merger is not completed for any other reason, stockholders will not receive any payment for their shares of common stock. Instead, Imperva will remain a stand-alone public company, our common stock will continue to be listed and traded on The Nasdaq Global Market and registered under the Exchange Act and we will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Imperva operates and risks related to adverse economic conditions.

Furthermore, if the Merger is not completed, and depending on the circumstances that caused the Merger not to be completed, the price of our common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement.

Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of common stock. If the Merger is not completed, our Board will continue to evaluate and review Imperva’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate. If the Merger Agreement is not adopted by stockholders or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to our Board will be offered or that Imperva’s business, prospects or results of operation will not be adversely impacted.

In addition, Imperva will be required to pay to Newco a termination fee of up to $60,000,000 if the Merger Agreement is terminated under specified circumstances. In certain cases where such termination fee is not payable or the Merger Agreement is terminated by Newco due to Imperva’s breach or failure to perform any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement, Imperva will be required to reimburse Newco up to $4,000,000 for expenses related to the transactions contemplated by the Merger Agreement. In no case will Newco be due both its termination fee and expense reimbursement. If Newco has collected any money for expense reimbursements, such amounts will be deducted from the termination fee when such termination fee is paid. For more information, please see the section of this proxy statement captioned “The Merger Agreement—Termination Fees and Expense Reimbursement.”

Merger Consideration

In the Merger, each outstanding share of common stock (other than shares owned by (1) Newco, Merger Sub or Imperva, or by any direct or indirect wholly owned subsidiary of Newco, Merger Sub or Imperva; and (2) stockholders who are entitled to and who properly exercise appraisal rights under the DGCL) will be converted into the right to receive the Per Share Merger Consideration.

After the Merger is completed, you will have the right to receive the Per Share Merger Consideration, but you will no longer have any rights as a stockholder (except that stockholders who properly exercise their appraisal rights may have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding before the Delaware Court of Chancery as contemplated by Delaware law, as described below under the section of this proxy statement captioned “The Merger—Appraisal Rights”).

Background of the Merger

The following is a summary of events, meetings and discussions that are relevant to the decision of our Board to approve the Merger Agreement and recommend that our stockholders adopt the Merger Agreement.

Our Board, together with our management, has from time to time reviewed and considered various strategic and other opportunities available to Imperva to enhance and maximize stockholder value. Our Board conducted these deliberations with assistance from Imperva’s advisors, including Qatalyst Partners, a financial advisor originally engaged by our Board in 2014. These reviews have included discussions as to whether continued execution of Imperva’s strategy as a stand-alone company or a possible sale of Imperva (or one or more of Imperva’s business lines) to a third party offered the best avenue to maximize stockholder value, and the potential benefits and risks of any such course of action. From time to time, our Board and our management also held discussions with and received input from our stockholders about our business, operations, financial performance and potential strategic initiatives to maximize stockholder value.

In the summer of 2016, after we announced preliminary financial results for the second quarter of 2016 that were below our guidance (anticipated revenues of $57.5 million to $58.0 million compared to prior guidance of $65.5 million to $66.5 million, and non-GAAP operating loss of $(6.0) million to $(6.5) million compared to $(0.3) million to $(1.3) million), received input from stockholders and held lengthy discussions and presentations by five other potential financial advisors, our Board approved a comprehensive review of strategic alternatives and authorized senior management to work with Qatalyst Partners as financial advisor based on Qatalyst Partners’ qualifications, expertise, reputation and knowledge of Imperva’s business and the industry in which Imperva operates and Fenwick & West LLP (“Fenwick”) as outside legal counsel in connection with such review (and certain stockholder relations matters).

At our Board meeting on August 2, 2016, representatives of Qatalyst Partners reviewed with our Board and our management a list of strategic entities and financial sponsors identified on the basis of potential interest and financial resources required to complete a transaction.

On August 4, 2016, in connection with our earnings release for the second quarter of fiscal year 2016, we announced that our Board had initiated a comprehensive review of strategic alternatives to enhance stockholder value, which announcement garnered considerable media coverage.

Consistent with our Board’s discussion on August 2, 2016 and at our Board’s direction, from August through October 2016, representatives of Qatalyst Partners reached out to 20 strategic entities (including strategic entities referred to as Strategic Party A, Strategic Party B and Strategic Party C) and 15 financial sponsors (including Thoma Bravo and the financial sponsors referred to as Sponsor A and Sponsor B) regarding a potential acquisition of Imperva. Of the parties contacted, 13 of the strategic entities and eight of the financial sponsors declined to participate in the process or receive access to additional due diligence materials. During this period, Imperva negotiated confidentiality agreements with potential acquirers and ultimately entered into confidentiality agreements with seven strategic parties and nine financial sponsors, including Thoma Bravo, Strategic Party A, Strategic Party B, Strategic Party C, Sponsor A and Sponsor B, although two of the financial sponsors declined to participate further in the process after signing such confidentiality agreements. Each of the confidentiality agreements contained customary confidentiality provisions and all but one contained a standstill provision. The standstill restrictions in each of these agreements permitted bidders to make private proposals to our Board and provided for automatic termination upon Imperva’s announcement of entry into a definitive written agreement for an acquisition. During September 2016, 14 parties that entered into confidentiality agreements attended Imperva management presentations and received access to additional due diligence materials. Following the management meetings and ensuing discussions and due diligence review, each of the 14 parties declined to submit a proposal for a strategic transaction. At a Board meeting on October 7, 2016, our Board discussed the strategic alternatives review process with representatives of Qatalyst Partners and reviewed feedback from the parties who had declined to submit a proposal, including that the strategic parties generally were not interested in acquiring all of Imperva’s business lines, while the financial parties generally cited valuation, transaction size and insufficient cash flows to sustain sufficient leverage ratios as their primary reasons for not pursuing a transaction. Our Board then discussed its fiduciary duties with Fenwick and, following such discussion, determined that continuing to execute Imperva’s strategy as a stand-alone company represented the best means of enhancing stockholder value, and that it would be in the best interest of Imperva’s stockholders to discontinue the active efforts toward a potential sale of the company associated with the strategic alternatives review process. On November 3, 2016, in connection with our earnings release for the third quarter of fiscal year 2016, we announced that we had concluded the strategic alternatives review process and also announced the implementation of a restructuring initiative to enhance Imperva’s profitability and competitiveness as a stand-alone company.

Periodically in 2017, Imperva received unsolicited preliminary inquiries and held initial discussions regarding a potential strategic transaction with potential partners, including financial sponsors and strategic parties. These inquiries were promptly disseminated to our Board, which met periodically to review and discuss potential strategic transactions and obtain advice from Fenwick regarding its fiduciary duties with respect to a potential sale. In connection with an unsolicited inquiry and with the authorization of our Board, Imperva provided certain due diligence materials to Sponsor B in November and December 2017 and engaged in confidential discussions about a potential strategic transaction. Representatives of Fenwick reviewed with our Board the potential use of a go-shop in connection with a potential sale transaction involving Sponsor B. However, none of the discussions with Sponsor B or other potential parties resulted in a proposal for a strategic transaction.

In November 2017, Thoma Bravo reengaged in discussions with Imperva regarding a potential strategic transaction, and on December 12, 2017, Imperva and Thoma Bravo agreed to extend the term of the confidentiality agreement previously executed during the 2016 strategic review process. Members of our management team met with representatives of Thoma Bravo in December 2017 to discuss Imperva’s business and long-term financial plans and provided other confidential information in response to due diligence requests.

On February 23, 2018, representatives of Thoma Bravo contacted Christopher Hylen, Imperva’s chief executive officer, to indicate Thoma Bravo’s continued interest in a strategic transaction and to discuss Imperva’s 2018 strategic priorities. However, Thoma Bravo did not submit a specific proposal for a strategic transaction in connection with these discussions.

On April 28, 2018, Imperva received a written proposal from Thoma Bravo in which Thoma Bravo stated its interest in acquiring Imperva for $54.50 per share in cash, subject to various assumptions, including that Imperva be on track to achieve the 2018 revenue and profitability guidance provided on its Q1 2018 earnings call on April 26, 2018, as well as confirmatory due diligence and other customary conditions (the “April 28 Proposal”). The April 28 Proposal stated that the offer was not subject to any financing contingency. The April 28 Proposal also included a proposed form of merger agreement providing, among other things, for a company termination fee equal to 4% of Imperva’s equity value, and containing customary “no-shop” provisions prohibiting Imperva from soliciting a competing proposal after the execution of the merger agreement. The April 28 Proposal also indicated that Thoma Bravo was prepared to negotiate a transaction within a three-week period and requested that Imperva agree to negotiate exclusively with Thoma Bravo during this period. The April 28 Proposal represented a premium of 20% over the April 27, 2018 closing price of our common stock of $45.35 per share. The April 28 Proposal was promptly sent to our Chairman and disseminated to the remaining members of our Board on May 3, 2018.

Our Board met on May 11, 2018 with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting. Mr. Hylen updated our Board regarding the terms of the April 28 Proposal, and representatives of Qatalyst Partners reviewed with our Board a preliminary analysis of certain financial aspects of the April 28 Proposal. Representatives of Fenwick reviewed with our Board its fiduciary duties in the context of a potential strategic transaction, such as the transaction contemplated by the April 28 Proposal. Our Board discussed various issues pertinent to the April 28 Proposal, including the extent of Thoma Bravo’s previous due diligence efforts, such preliminary financial analysis, potential alternative strategic partners and next steps. Our Board determined that the April 28 Proposal represented insufficient value, and that Imperva should reject the request for exclusive negotiations, but that Imperva should continue to engage with Thoma Bravo to determine whether it would be willing to pay a higher price. Our Board further determined that Imperva should explore potential interest with Strategic Party B and Strategic Party C, the two potential strategic acquirers considered to have the most potential interest, but should not initiate broader outreach to potential acquirers due to the risk of unauthorized disclosure of a possible strategic transaction, including potential disruption to Imperva’s business from such disclosure. Our Board also determined to renew Imperva’s engagement of Qatalyst Partners as its financial advisor, which had previously been terminated in January 2018, and directed Qatalyst Partners to continue discussions with Thoma Bravo and management to provide additional due diligence materials to Thoma Bravo.

Representatives of Qatalyst Partners discussed the terms of a potential strategic transaction with representatives of Thoma Bravo in a telephone conversation later on May 11, 2018. Representatives of Qatalyst Partners and our management team further discussed the terms of a potential strategic transaction with, and provided business and financial due diligence to, representatives of Thoma Bravo on May 16, 2018 and June 8, 2018. On May 14, 2018, Thoma Bravo and Imperva entered into an amended and restated confidentiality agreement to extend the term of the confidentiality agreement to May 14, 2020.

Consistent with our Board’s direction, representatives of Qatalyst Partners contacted Strategic Party B on May 14, 2018 and Strategic Party C on May 16, 2018, separately, regarding a potential strategic transaction.

Our Board met on May 21, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting, to discuss the status of the April 28 Proposal and discussions with other potential acquirers. Representatives of Fenwick and our chief legal officer reviewed with our Board its fiduciary duties in the context of a potential sale. Representatives of Qatalyst Partners updated our Board on the status of discussions and due diligence efforts with Thoma Bravo and other potential acquirers.

During the course of May and June 2018, members of Imperva’s management had meetings with each of Thoma Bravo, Strategic Party B and Strategic Party C. On June 6, 2018, Strategic Party C indicated that it would not be interested in pursuing an acquisition of Imperva at such time due to the size of the transaction. Representatives of Qatalyst Partners invited Thoma Bravo and Strategic Party B to submit a formal written proposal (or an updated proposal) detailing, among other things, price, funding, material terms and conditions, due diligence requirements and an anticipated timeline to consummate such an acquisition. Our Board was provided with regular updates on the discussions with these parties.

In early July 2018, at our Board’s direction, our management provided representatives of Thoma Bravo and Strategic Party B with materials summarizing Imperva’s preliminary financial results for the quarter ended on June 30, 2018, and had discussions regarding such materials, with representatives of Qatalyst Partners in attendance.

On July 9, 2018, Imperva received a revised written proposal from Thoma Bravo, providing for a purchase price of $59.00 per share in cash (the “July 9 Proposal”), which represented a premium of 19% over the July 9, 2018 closing price of our common stock of $49.60 per share, and was subject to various assumptions, including that Imperva be on track to achieve the 2018 revenue and profitability guidance provided on its Q1 2018 earnings call on April 26, 2018. The July 9 Proposal was promptly disseminated to our Board. Also on that day, Strategic Party B informed representatives of Qatalyst Partners that its board of directors had determined not to proceed with a proposal to pursue a strategic transaction with Imperva because it was not interested in acquiring all of Imperva’s business lines, and because of uncertainty and volatility associated with Imperva’s transition to a subscription-based revenue model.

Our Board met on July 11, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting, to discuss the July 9 Proposal and the assumptions to which it was subject. Representatives of Qatalyst Partners reviewed with our Board a preliminary analysis of certain financial aspects of the July 9 Proposal, updated to reflect Imperva’s most recent operating statistics. Representatives of Fenwick reviewed with our Board its fiduciary duties in the context of a potential strategic transaction, such as the transaction contemplated by the July 9 Proposal. Our Board discussed the July 9 Proposal, including the extent of Thoma Bravo’s previous due diligence efforts, such preliminary financial analysis, potential alternative strategic partners and next steps. Our Board reviewed the July 9 Proposal in light of the assumptions to which it was subject, and determined that Imperva should continue to engage with Thoma Bravo.

On July 20, 2018, our management and representatives of Qatalyst Partners met with representatives of Thoma Bravo to discuss further due diligence inquiries.

Our Board met on July 24, 2018, with members of our management and representatives of Fenwick in attendance, to discuss operational, financial and strategic matters, including the acquisition of Prevoty, Inc. and Imperva’s strategic alternatives. During the meeting, the independent members of our Board met in executive session and discussed the terms of Thoma Bravo’s most recent proposal with representatives of Fenwick.

On July 26, 2018, Imperva announced its earnings for the quarter ended on June 30, 2018. While earnings were higher than Imperva’s guidance, revenue was below guidance. Imperva also announced a $20 million downward adjustment to the midpoint of its revenue guidance for fiscal year 2018. In addition, on July 26, 2018, Imperva announced that it had entered into a definitive agreement to acquire Prevoty, Inc., for aggregate consideration of approximately $140 million in cash, subject to potential working capital and other adjustments. On the day following these announcements, our common stock closed at $47.85 per share, representing a decrease of approximately 16% from the closing price of $56.70 per share on July 26, 2018.

Our Board met on August 1, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting, to discuss updates regarding prior communications with various parties considering a strategic transaction with Imperva, including the July 9 Proposal, in light of Imperva’s earnings for the quarter ended June 30, 2018 and outlook for the remainder of 2018. Representatives of Qatalyst Partners reviewed and discussed with our Board a summary of the previous review of the July 9 Proposal and potential responses. Representatives of Fenwick reviewed with our Board its fiduciary duties in the context of a potential strategic transaction, such as the transaction contemplated by the July 9 Proposal. Our Board determined that Imperva should continue to engage with Thoma Bravo and furnish due diligence materials with a view to obtaining a firm proposal.

On August 2, 2018, representatives of Qatalyst Partners discussed the July 9 Proposal with representatives of Thoma Bravo and, consistent with our Board’s direction, agreed to continued business due diligence efforts for a limited time period, so that Thoma Bravo could prepare a firm proposal. During the following three-week period, members of our management team and representatives of Qatalyst Partners responded to supplemental due diligence requests and furnished access to additional business diligence materials.

Our Board met on August 24, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting. Mr. Hylen updated our Board on the status of discussions with Thoma Bravo and the progress of business and financial diligence efforts. Our Board reviewed and discussed Imperva’s long-term financial plan, including a review of our management’s draft financial model and projections and underlying assumptions. Our management finalized these projections on August 29, 2018 (other than with respect to projections for calendar year 2022, which our management finalized on October 6, 2018). We refer to such finalized projections as the “Management Projections,” as discussed further in the section of this proxy statement captioned “The Merger—Projections.”

On August 27, 2018, members of our management team and Qatalyst Partners met in person with representatives of Thoma Bravo and gave a presentation regarding Imperva’s operations, business strategy and draft long-term financial model (as discussed further in the section of this proxy statement captioned “The Merger—Projections”). Our management and representatives of Qatalyst Partners discussed related business and financial due diligence questions with representatives of Thoma Bravo in follow-up telephone conversations on August 30 and August 31, 2018.

On September 7, 2018, we received an updated written proposal from Thoma Bravo, providing for a purchase price of $55.50 per share in cash and terms and conditions similar to those previously proposed, subject to various assumptions, including that Imperva be on track to achieve the 2018 billings, revenue and operating margin targets in the financial model provided on August 29, 2018 (the “September 7 Proposal”). The September 7 Proposal, which represented a premium of 21% over the September 7, 2018 closing price of our common stock of $46.00 per share, included a request that Imperva negotiate exclusively with Thoma Bravo. The September 7 Proposal was promptly disseminated to our Board.

Our Board met on September 10, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting, to discuss the September 7 Proposal. Representatives of Qatalyst Partners reviewed with our Board a preliminary analysis of certain financial aspects of the September 7 Proposal. Representatives of Fenwick reviewed with our Board its fiduciary duties in the context of a potential sale transaction, including the terms and significance of a potential go-shop provision. Our Board, together with its advisors, discussed the decline in Imperva’s stock price from $56.70 per share on July 26, 2018, the day before the earnings release for the second fiscal quarter of 2018, to $46.00 per share on September 7, 2018, the last full trading day prior to the meeting. Our Board also discussed with management our business prospects for fiscal year 2018 and beyond, including the Management Projections. Our Board also considered whether there were other potential acquirers for Imperva that would be interested in making a proposal at a higher price. Following discussion, our Board authorized Qatalyst Partners to engage with Thoma Bravo on the basis of the September 7 Proposal and negotiate for a higher price as a precondition to agreeing to engage on an exclusive basis with Thoma Bravo. Our Board also directed Qatalyst Partners to seek from Thoma Bravo a 60-day go-shop period following the execution of a definitive agreement.

On September 12, 2018, consistent with our Board’s direction, our management and representatives of Qatalyst Partners discussed the September 7 Proposal with representatives of Thoma Bravo in a number of telephone conversations and informed Thoma Bravo that our Board was seeking a higher price in order to agree to engage on an exclusive basis with Thoma Bravo. In these discussions, our management discussed potential cost savings that Thoma Bravo could realize from an acquisition of Imperva.

On September 14, 2018, we received an updated written proposal from Thoma Bravo, providing for a purchase price of $56.00 per share in cash; a 45-day “closed” go-shop (in which a reduced termination fee would apply only if the merger agreement were terminated during the go-shop period in favor of a superior proposal); a 1.5% termination fee within the go-shop period; a 3% termination fee outside the go-shop period; and a 6% reverse termination fee (the “September 14 Proposal”). The September 14 Proposal also provided that upon the closing, any then-unvested dilutive securities (for example, options and RSUs) would be converted into the right to receive cash consideration, paid in increments according to the holder’s existing vesting schedule subject to such holder’s continued service at each vesting date. The September 14 Proposal further stated that Thoma Bravo required Imperva to agree to a 14-day exclusivity period as a condition to negotiating a definitive agreement. The September 14 Proposal represented a premium of 18% over the September 14, 2018 closing price of our common stock of $47.45 per share. The September 14 Proposal was promptly disseminated to our Board.

Our Board met on September 16, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting, to discuss the September 14 Proposal. Representatives of Qatalyst Partners reviewed with our Board a preliminary analysis of certain financial aspects of the September 14 Proposal. Representatives of Qatalyst Partners also reviewed with our Board other potential acquirers that Imperva considered to date as potential counterparties to a strategic transaction, including Strategic Party A, Sponsor A and Sponsor B. Representatives of Fenwick discussed the terms of the September 14 Proposal with our Board, including Imperva’s ability under the proposed go-shop provision to conduct a market check after the public announcement of an acquisition by Thoma Bravo. Following discussion, our Board authorized Qatalyst Partners to make a counterproposal to Thoma Bravo, providing for a purchase price of $57.50 per share, among other revised terms, in order to agree to engage on an exclusive basis with Thoma Bravo (the “September 17 Counterproposal”).

On September 17, 2018, consistent with our Board’s authorization and discussions with our management, representatives of Qatalyst Partners delivered the September 17 Counterproposal to Thoma Bravo, including a 45-day “open” go-shop (in which a reduced termination fee would apply if the merger agreement were terminated in favor of a superior proposal with a competing bidder as long as that competing bidder submitted an acquisition proposal during the go-shop period, regardless of whether the termination occurred during or after the go-shop period); a 1.25% termination fee within the go-shop period; a 3% termination fee outside the go-shop period; and a 7% reverse termination fee.

On September 19, 2018, we received an updated written proposal from Thoma Bravo, providing for an increased purchase price of $56.50 per share, but maintaining a 45-day “closed” go-shop (the “September 19 Proposal”). The September 19 Proposal was subject to various assumptions, including that Imperva be on track to achieve the 2018 billings, revenue and operating margin targets in the financial model provided on August 29, 2018. The September 19 Proposal also accepted the lower 1.25% termination fee within the go-shop period and the higher 7% reverse termination fee, consistent with the September 17 Counterproposal. The September 19 Proposal further stated that Thoma Bravo required Imperva to agree to a 14-day exclusivity period as a condition to negotiating a definitive agreement. The September 19 Proposal represented a premium of 21% over the September 19, 2018 closing price of our common stock of $46.60 per share.

Our Board met on September 20, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting, to discuss the September 19 Proposal. Representatives of Qatalyst Partners also reviewed with our management and Board a list of potential acquirers that Imperva could contact regarding a strategic transaction as part of the proposed go-shop process, including Strategic Party A, Sponsor A and Sponsor B. Following discussion, our Board authorized our management, Qatalyst Partners and Fenwick to negotiate a definitive agreement on the basis of the September 19 Proposal, and to enter into an exclusivity agreement providing for a 14-day exclusivity period. The parties entered into such an exclusivity agreement on September 20, 2018.

On September 22, 2018, Kirkland & Ellis LLP (“Kirkland”), counsel for Thoma Bravo, provided Fenwick an updated draft merger agreement, which modified the draft merger agreement previously delivered on April 28, 2018 to include debt financing provisions and the go-shop, termination fees and reverse termination fee provisions as stated in the September 20 Proposal. In addition, on September 24, 2018, Imperva provided representatives of Thoma Bravo and Kirkland, as well as other advisors for Thoma Bravo, with access to a full electronic dataroom of due diligence materials.

During the following week, Thoma Bravo and Imperva engaged in discussions to complete confirmatory due diligence and their respective counsel exchanged drafts of the merger agreement and other ancillary agreements, including a draft equity commitment letter from a Thoma Bravo fund to fund a portion of the merger consideration upon the satisfaction of the closing conditions in the Merger Agreement; and a draft limited guaranty from the Thoma Bravo sponsor fund, guaranteeing payment of the reverse termination fee, among other things, in the event that the Merger was terminated under certain circumstances described in the Merger Agreement. The parties also negotiated a voting agreement to be entered into by Imperva’s directors and senior officers, concurrently with (but subject to) the execution of the merger agreement.

Our management provided preliminary financial results for the third quarter of 2018 to our Board on October 1, 2018, and to representatives of Thoma Bravo on October 2, 2018. The preliminary results indicated

that Imperva’s earnings and revenue for the third quarter of 2018 were expected to beat guidance, but that bookings would miss management’s estimates, particularly with respect to subscription bookings.

On October 4, 2018, Thoma Bravo and Imperva executed a letter agreement extending the exclusivity period to 11:59 p.m. Pacific time on October 10, 2018 to permit sufficient time to complete due diligence efforts and negotiations between the parties.

On October 5, 2018, representatives of Fenwick and Kirkland held telephonic discussions to negotiate open items in the merger agreement, including, among other things, the treatment of employee equity, the scope of Imperva’s representations and warranties, covenants restricting Imperva from taking certain actions during the period between signing and closing, the terms under which Imperva could respond to unsolicited proposals after the go-shop period, covenants relating to the parties’ efforts to secure antitrust and other regulatory approvals, the circumstances under which Imperva would be required to reimburse Thoma Bravo’s transaction expenses and the maximum amount of such reimbursement.

From October 6, 2018 through the announcement of the execution of the merger agreement on October 10, 2018, representatives of Fenwick and Kirkland held multiple telephonic discussions to finalize the merger agreement and related agreements.

On October 7, 2018, our Board met, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting. Representatives of Qatalyst Partners reviewed with our Board a preliminary analysis of certain financial aspects of the September 19 Proposal. Representatives of Qatalyst Partners indicated that, absent material developments relevant to their analysis and subject to obtaining the approval of the fairness opinion committee of Qatalyst Partners, Qatalyst Partners would be prepared to deliver an opinion as to the fairness, from a financial point of view, of the $56.50 per share in cash to be received by the holders of common stock of Imperva (other than Newco or any affiliates of Newco), should the Board decide to proceed with a transaction on the current terms. Representatives of Fenwick reviewed the fiduciary duties of our Board in connection with a potential sale of the company and provided our Board with a summary of the terms of the proposed merger agreement and related agreements with Thoma Bravo.

On October 8, 2018, representatives of Thoma Bravo informed representatives of Qatalyst Partners that Thoma Bravo proposed to reduce the purchase price to $55.00 per share in cash in light of the company’s bookings performance during the third quarter ended September 30, 2018 and their perspective of the risk to the company’s outlook for 2018 and prospects in future periods (the “October 8 Proposal”), which proposal was promptly disseminated to our management and our Board. The October 8 Proposal represented a premium of 28% over the October 8, 2018 closing price of our common stock of $43.06 per share. Kirkland also delivered a draft of the debt commitment letter that Thoma Bravo had negotiated with its commitment banks.

Our Board met later on October 8, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting. Representatives of Qatalyst Partners indicated that, absent material developments relevant to their analysis and subject to obtaining the approval of the fairness opinion committee of Qatalyst Partners, Qatalyst Partners would be prepared to deliver an opinion as to the fairness, from a financial point of view, of the $55.00 per share in cash to be received by the holders of common stock of Imperva (other than Newco or any affiliates of Newco), should the Board decide to proceed with a transaction on the current terms. Representatives of Fenwick reviewed the fiduciary duties of our Board in connection with the proposal and discussed other open provisions of the merger agreement relating to closing certainty and flexibility in responding to competing offers. Following discussion, our Board authorized Qatalyst Partners and Fenwick to make a counterproposal to Thoma Bravo, providing for a purchase price of $56.00 per share, a shorter duration for Thoma Bravo’s right to match a competing offer, and a narrowed set of non-U.S. antitrust and regulatory approvals required for closing (the “October 8 Counterproposal”). The October 8 Counterproposal represented a premium of 30% over the October 8, 2018 closing price of our common stock of $43.06 per share. Following the meeting, representatives of Qatalyst Partners conveyed the October 8 Counterproposal to representatives of Thoma Bravo, and Fenwick provided Kirkland with comments on the debt commitment letter as well as a revised draft of the merger agreement reflecting the October 8 Counterproposal.

On October 9, 2018, representatives of Thoma Bravo informed Qatalyst Partners that Thoma Bravo proposed a purchase price of $55.75 per share in cash (the “October 9 Proposal”), which proposal was promptly disseminated to our management and our Board. The October 9 Proposal represented a premium of 29% over the October 8, 2018 closing price of our common stock of $43.06 per share. Kirkland then delivered an updated draft merger agreement, which accepted Imperva’s proposed terms regarding notice and matching rights but proposed antitrust and foreign investment approval in Australia as a condition to closing.

Our Board met on October 9, 2018, with members of our management and representatives of Fenwick in attendance, and with representatives of Qatalyst Partners also in attendance for portions in the meeting. Representatives of Fenwick presented to our Board regarding changes in the draft merger agreement since the meeting on October 7. Following a discussion, our Board directed Fenwick to analyze and resolve the requested addition by Thoma Bravo of antitrust and foreign investment approval in Australia as a condition to closing. Representatives of Qatalyst Partners reviewed with our Board Qatalyst Partners’ financial analysis of the merger consideration of $55.75 per share in cash and rendered to our Board its oral opinion, subsequently confirmed in writing, to the effect that, as of October 9, 2018 and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the draft merger agreement as of such date by the holders of shares of common stock of Imperva (other than Newco or any affiliates of Newco), was fair, from a financial point of view, to such holders, as more fully described below in the section captioned “The Merger—Fairness Opinion of Qatalyst Partners LP.” After further discussing the advantages and risks of the proposed transaction and the risks faced by Imperva in remaining as a standalone company, in each case that are described in the section of this proxy statement captioned “The Merger—Recommendation of the Board of Directors and Reasons for the Merger,” our Board unanimously approved and declared the advisability of the merger agreement, and further declared that the merger agreement was in the best interests of the Company and its stockholders, and recommended that the Company’s stockholders adopt the Merger Agreement.

After further discussion with representatives of Kirkland and Thoma Bravo regarding relevant attributes of the applicable Thoma Bravo investment fund, Imperva agreed to the addition of antitrust and foreign investment approval in Australia as a condition to closing, provided Thoma Bravo used its best efforts to secure the relevant approvals and agreed not to take any action that would (or would reasonably be expected to) prevent such approvals or delay them for more than 90 days after the date of the merger agreement. Imperva and Thoma Bravo also agreed to extend the proposed “outside” date (past which either party could terminate the merger agreement upon notice to the other) to 150 days after the date of the merger agreement.

On October 10, 2018, before the stock market opened, the parties finalized and executed the Merger Agreement and received executed final copies of the equity commitment letter, debt commitment letter and voting agreements. Later on October 10, 2018, before the stock market opened, Imperva and Thoma Bravo issued a joint press release announcing the execution of the merger agreement.

Promptly following the execution of the Merger Agreement, consistent with discussions with our Board and our management and in accordance with the go-shop provisions of the Merger Agreement, Qatalyst Partners contacted 23 strategic entities (including Strategic Party A, Strategic Party B and Strategic Party C) and 26 financial sponsors (including Sponsor A, Sponsor B, a financial sponsor we refer to as Sponsor C, a financial sponsor we refer to as Sponsor D and a financial sponsor we refer to as Sponsor E) to solicit their interest in a potential acquisition proposal. Imperva entered into confidentiality agreements with and furnished access to the electronic due diligence dataroom to six parties, including Strategic Party A, Sponsor A, Sponsor B, Sponsor C, Sponsor D and Sponsor E. None of the confidentiality agreements executed during the go-shop period included standstill restrictions.

On October 13, 2018, Sponsor A submitted a non-binding written proposal to purchase all of Imperva’s outstanding stock at a purchase price of $56.25 per share in cash, subject to confirmatory due diligence and other customary conditions. The proposal was promptly disseminated to our Board. Representatives of Sponsor A met with members of our management team and representatives of Qatalyst Partners on October 15, 2018 to discuss business and financial due diligence, and Imperva’s business strategy and long-term financial plan. Members of our management team held a follow-up telephonic meeting on October 16, 2018 with representatives of Sponsor A to discuss additional business and financial due diligence questions.

On October 27, 2018, representatives of Sponsor A verbally informed Qatalyst Partners that Sponsor A no longer intended to pursue an acquisition transaction and had withdrawn its proposal. Imperva promptly terminated access to the electronic due diligence dataroom for Sponsor A and its representatives.

On November 4, 2018, representatives of Sponsor C verbally informed Qatalyst Partners that Sponsor C no longer intended to pursue an acquisition transaction and was suspending its due diligence efforts. Imperva promptly terminated access to the electronic due diligence dataroom for Sponsor C and its representatives.

On November 7, 2018, representatives of Sponsor D and representatives of Sponsor E verbally informed Qatalyst Partners that Sponsor D and Sponsor E no longer intended to pursue an acquisition transaction and were suspending their due diligence efforts. Imperva promptly terminated access to the electronic due diligence dataroom for Sponsor D, Sponsor E and their respective representatives.

On November 8, 2018, representatives of Sponsor B verbally informed Qatalyst Partners that Sponsor B no longer intended to pursue an acquisition transaction and was suspending its due diligence efforts. Imperva promptly terminated access to the electronic due diligence dataroom for Sponsor B and its representatives.

The Go-Shop Period expired on November 24, 2018 at 11:59 p.m. Eastern time. Imperva terminated access to the electronic due diligence room for Strategic Party A and its representatives promptly following the expiration of the Go-Shop Period. As of the expiration of the Go-Shop Period, there were no pending Acquisition Proposals and no Excluded Parties.

Recommendation of the Board of Directors and Reasons for the Merger

Recommendation of the Board of Directors

Our Board has unanimously (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of Imperva and its stockholders; and (2) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Our Board unanimously recommends that you vote (1) “FOR” the proposal to adopt the Merger Agreement; (2) “FOR” the compensation proposal and (3) “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there is not a quorum present or represented by proxy at the time of the special meeting, or to give holders of our common stock additional time to evaluate new material information or disclosure.

Reasons for the Merger

At a meeting of our Board on October 9, 2018, our Board unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair, advisable to and in the best interest of Imperva and our stockholders, (2) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and (3) resolved to recommend that our stockholders approve the adoption of the Merger Agreement.

In evaluating the Merger Agreement and the transactions contemplated thereby, our Board consulted with Imperva’s outside legal counsel, financial advisor and senior management. In recommending that our stockholders vote in favor of adoption of the Merger Agreement, our Board considered numerous positive factors relating to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including the following material factors (which factors are not necessarily presented in order of relative importance):

General Business Considerations. Our Board considered Imperva’s background, recent operating history and current position in the marketplace in its deliberations concerning the Merger and the other transactions contemplated by the Merger Agreement, including the following:

•

Imperva’s Business and Financial Condition. Our Board considered Imperva’s business and industry, financial condition, historical and projected financial performance, competitive position and assets and prospects, as well as current industry, economic and market conditions and trends in the market in which Imperva competes.

•

Management Projections. Our Board considered certain forecasts and operating data of Imperva reasonably prepared by our senior management on bases reflecting the best currently available estimates and judgements of our senior management of our future financial performance and other matters covered thereby, which projections (which we refer to in this proxy statement as the Management Projections) were also made available to representatives of Qatalyst Partners for purposes of rendering its fairness opinion to our Board and performing its related financial analyses, as more fully described under the section of this proxy statement captioned “The Merger–Management Projections.” Our Board also considered that the Management Projections were based on various assumptions made by our senior management, that there are inherent risks and uncertainty in forecasts and related assumptions and that, as a result, our actual financial results in future periods could differ materially from management’s forecasted results, as more fully described under the section of this proxy statement captioned “The Merger–Management Projections.”

•

Financial Analyses and Fairness Opinion of Qatalyst Partners. Our Board considered the oral opinion of Qatalyst Partners (subsequently confirmed in writing) to the effect that, as of October 9, 2018 and based upon and subject to the assumptions, qualifications, limitations and other matters set forth in such written opinion, the $55.75 in cash per share to be received pursuant to, and in accordance with, the terms of the Merger Agreement by holders of our common stock, other than Newco or any affiliate of Newco, was fair, from a financial point of view, to such holders, and the financial analyses with respect to discounted cash flow, selected companies and selected transactions that were performed by Qatalyst Partners in connection with such opinion, as more fully described below under the section of this proxy statement captioned “The Merger–Fairness Opinion of Qatalyst Partners LP.”

•

Subscription Model Transition. Our Board considered our transition from primarily a perpetual license-based revenue model to a primarily a subscription-based revenue model and the risks associated with such transition and the potential impact of the transition and risks on our stockholders while we are a public company.

•

Per Share Merger Consideration. Our Board considered the current and historical market prices of our Common Stock, including the performance of our Common Stock relative to other participants in our industry, including:

•	the fact that Thoma Bravo’s offer consists solely of cash, providing certainty, near-term value and liquidity to our stockholders;

•

the current and historical market price of our Common Stock, including the fact that the $55.75 price to be paid for each share represents a premium of approximately 29% over the unaffected closing price of $43.06 per share, and a premium of approximately 35% over the unaffected enterprise value, on October 9, 2018, the last trading day prior to the public announcement of the execution of the Merger Agreement;

•

the fact that the Merger Consideration represents a 2% discount to the unaffected closing price of $56.70 per share on July 26, 2018, the day Imperva announced financial results for the second quarter ended 2018;

•	the fact that the Merger Consideration represents a 26% premium over the 10-day volume-weighted average trading price of our Common Stock for the period ended October 9, 2018;

•	the fact that the Merger Consideration represents a 22% premium over the 30-day volume-weighted average trading price of our Common Stock for the period ended October 9, 2018;

•	the fact that the Merger Consideration represents a 17% premium over the 60-day volume-weighted average trading price of our Common Stock for the period ended October 9, 2018;

•	the fact that the Merger Consideration represents a 15% premium over the 90-day volume-weighted average trading price of our Common Stock for the period ended October 9, 2018;

•	the fact that the Merger Consideration represents a 22% premium over the twelve-month volume-weighted average trading price of our Common Stock for the period ended October 9, 2018;

•	the fact that the Merger Consideration represents a 2% discount to the twelve-month high trading price of our Common Stock for the period ended October 9, 2018;

•	the fact that the Merger Consideration represents a 40% premium over the twelve-month low trading price of our Common Stock for the period ended October 9, 2018;

•	the fact that the Merger Consideration represents a 22% premium over the twelve-month average closing price of our Common Stock for the period ended October 9, 2018;

•

the fact that the Merger Consideration represents a multiple of 5.4 times our revenue for the twelve-month period ended June 30, 2018 and a multiple of 5.1 times our revenue for the twelve-month period ended June 30, 2019 (based on consensus analyst estimates as of October 9, 2018), and the fact that these revenue multiples compare favorably to revenue multiples in selected transactions;

•	the risk that if Imperva did not accept Thoma Bravo’s last offer, which was the result of vigorous negotiation, there may not have been another opportunity to do so; and

•	our Board’s consideration of the risks related to our ability to sustain profitable growth and our current and future competitive position in our industry.

•

Strategic Alternatives. In recent years, Imperva has explored various strategic alternatives, involving both strategic and financial acquirors, including the sale of our entire business, portions of our business or the possibility of continuing to operate Imperva as an independent entity pursuing our strategic plan. No other sale efforts have resulted in an agreement.

Terms of the Merger Agreement. Our Board considered a number of positive factors in its deliberations concerning the Merger and the other transactions contemplated by the Merger Agreement, including the following:

•	Likelihood of Completion; Certainty of Payment. Absent a Superior Proposal, the Merger represents a transaction that would likely be consummated based on, among other factors:

•	the absence of any financing condition to the consummation of the Merger;

•	the reputation and financial condition of Thoma Bravo and its affiliated investment funds and their proven ability to complete acquisition transactions; and

•

our ability to request that the Delaware Court of Chancery (or, if the Delaware Court of Chancery declines to accept or does not have jurisdiction over a particular matter, any state other federal court within the State of Delaware) specifically enforce the Merger Agreement, including the consummation of the Merger, under certain circumstances described in the section of this proxy statement captioned “The Merger Agreement–Specific Performance.”

•

Certainty of Consideration. Our Board considered the all-cash nature of the consideration to be paid in the Merger, which allows our stockholders to realize immediate value, in cash, for their investment in Imperva, while enabling our stockholders to avoid further risk of holding our Common Stock. Our Board further noted that the Equity Commitment Letter and the Debt Commitment Letter (along with Imperva’s right to seek specific performance of the Merger Agreement in certain circumstances) provided substantial assurance of a successful closing.

•

Other Positive Terms of the Merger Agreement. Our Board considered the terms of the Merger Agreement, which are more fully described under the section of this proxy statement captioned “The Merger Agreement.” Certain provisions of the Merger Agreement that our Board considered significant include:

•	the scope of the representations, warranties and covenants being made by Newco and Merger Sub;

•	the conditions to the consummation of the Merger, including the requirement that the Merger Agreement be approved by a majority of our stockholders;

•

the fact that we may solicit alternative Acquisition Proposals during a 45-day “go-shop” period after the signing of the Merger Agreement, and that Imperva is eligible to pay a reduced termination fee of $25,000,000 in the event Imperva terminates the Merger Agreement to enter into a Superior Proposal during this period;

•

the fact that we may continue negotiations after the go-shop period with certain qualifying parties (or “Excluded Parties”) that submitted an Acquisition Proposal during the go-shop period, if our Board determines such negotiations are reasonably likely to lead to a Superior Proposal;

•

the fact that after the go-shop period, Imperva may terminate the Merger Agreement to enter into a Superior Proposal, whether as a result of an unsolicited Acquisition Proposal or negotiations with an Excluded Party, subject in each case to payment of a termination fee of $60,000,000 (the “Company Termination Fee”) prior to such termination;

•

our Board’s belief that, if triggered, the Company Termination Fee payable to Newco is consistent with fees payable in comparable transactions and would be unlikely to preclude another party from making a competing proposal;

•

Newco’s obligation to pay Imperva a termination fee, of $140,000,000 (the “Newco Termination Fee”), if the Merger Agreement is terminated by (1) Imperva, due to the inaccuracy of representations or breach of covenants made by Newco or Merger Sub that causes a closing condition not to be met, following notice and an opportunity to cure, (2) Imperva, in circumstances in which all other closing conditions have been met, Imperva is otherwise prepared to close and Newco or Merger Sub fails to close when required to do so under the Merger Agreement or (3) Imperva or Newco because the termination date has passed in circumstances in which Imperva could have terminated the Merger Agreement pursuant to the preceding two triggers.

•	Newco’s commitments in the Merger Agreement to use its reasonable best efforts to consummate the Merger (subject to the terms and conditions of the Merger Agreement); and

•	the following “deal protection” terms of the Merger and the Merger Agreement;

•	the lack of a financing contingency to Newco’s obligations to close the Merger;

•

the requirement that Newco secure and deliver executed documents evidencing the ability to finance the Merger contemporaneously with the signing of the Merger Agreement, including the fact that Imperva is a specified third-party beneficiary in the equity commitment letter;

•	the guaranty by an affiliate of Newco of certain of Newco’s and Merger Sub’s obligations under the Merger Agreement, including payment of the Newco Termination Fee;

•

the fact that certain items, subject to certain conditions, will not be considered a Company Material Adverse Effect, including (1) changes to the general economic or political conditions in the U.S. or any other country or region in the world, (2) changes to the conditions in our industries; (3) changes in law or GAAP, (4) acts of war, terrorism or sabotage, (5) natural disasters and other force majeure events in the U.S. or any other country or region in the world, (6) the public announcement or pendency of the Merger Agreement, the Merger or the transactions contemplated thereby, including any loss of, or adverse change in, our relationship of with our employees, customers, distributors, partners or suppliers to the extent related thereto, (7) our failure (in and of itself) to achieve projections, (8) any decline in the market price or change in the trading volume of our Common Stock, (9) any action taken pursuant to the Merger Agreement or failure to take any action prohibited by the Merger Agreement, (10) any action taken at the request of, or with the prior consent of, Newco, (11) the availability of financing to Newco or the Surviving Corporation, (12) stockholder litigation, and (13) items disclosed in the Company Disclosure Letter; and

•

the holders of Dissenting Shares will be entitled to payment of the appraisal value of such Dissenting Shares if demand is made and pursued in accordance with Section 262 of the General Corporation Law of the State of Delaware.

Other Terms of the Merger Agreement. Our Board also considered a number of risks, uncertainties and potentially negative factors in its deliberations concerning the Merger and the other transaction contemplated by the Merger Agreement, including the following:

•

No Participation in Imperva’s Future. Our Board considered that if the Merger is consummated, our stockholders will receive the Per Share Merger Consideration in cash and will no longer have the opportunity to participate in Imperva’s future earnings or growth or benefit from any potential future appreciation in value of our Common Stock, including any value that could be achieved if Imperva engages in future strategic or other transactions. Moreover, upon the closing of the Merger, our stockholders not voting in favor of the Merger will be required to surrender their shares (other than Dissenting Shares) in exchange for a price determined by our Board and approved by a majority of our stockholders.

•

No-Shop Period; Termination Fee. Our Board considered that, following the Go-Shop Period, Imperva cannot solicit other Acquisition Proposals (other than continued negotiations with Excluded Parties, as described above) and must pay Newco the Company Termination Fee if, thereafter, Imperva exercises its right to enter into a transaction that constitutes a Superior Proposal subject to the terms and conditions of the Merger Agreement, which may deter others from proposing an alternative transaction that may be more advantageous to our stockholders.

•

Risks the Merger May Not Be Completed. Our Board considered the risk that the conditions to the Merger may not be satisfied and that, therefore, the Merger would not be consummated. Our Board also considered the risks and costs to us if the Merger is not consummated, including:

•

the possible effects of the pendency of the Merger or termination of the Merger Agreement on our business, operating results, prospects, management, employees, customers, distributors and suppliers, including diversion from day-to-day operations, which effects may be exacerbated the longer the time period between the signing and termination of the Merger Agreement;

•	the potential effect on the trading price of our Common Stock;

•

that Newco requires substantial third party debt financing for the transaction and that in the event that the lenders do not provide the debt financing under the debt commitment letter, Imperva will not be able to specifically enforce Newco’s obligations to consummate the transaction (and would instead in certain circumstances be entitled to payment of the Newco Termination Fee as provided under the Merger Agreement);

•

if Newco fails to complete the Merger as a result of a breach of the Merger Agreement, depending upon the reason for not closing, remedies may be limited to the Newco Termination Fee payable by Newco, which may be inadequate to compensate Imperva for the damage caused (and such Newco Termination Fee is itself limited in certain situations), and if available, other rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain; and

•	the fact that Imperva is subject to various remedies available to Newco should Imperva fail to complete the Merger or breach the Merger Agreement.

•

Company Expenses. Our Board considered that if the Merger is not consummated, Imperva will be required to pay its own expenses associated with the Merger Agreement, and the fact that the resulting public announcement of termination of the Merger Agreement could affect the trading price of our Common Stock.

•

Newco Expenses. Our Board considered that it would be required to reimburse Newco for certain of its reasonable and documented out-of-pocket costs and expenses up to $4,000,000 if the Merger Agreement is terminated because the requisite vote of our stockholders was not obtained.

•

Interim Operating Covenants. Our Board considered that the Merger Agreement imposes restrictions on the conduct of our business prior to the consummation of the Merger, requiring Imperva and its subsidiaries to conduct their business in all material respects in the usual, regular and ordinary course in substantially the same manner as conducted prior to signing and to use commercially reasonable efforts, consistent with past practices and policies to preserve intact our business and operations in all material respects, keep available the services of its directors, officers and employees and preserve its current relationship with material customers, suppliers, distributors, licensors, licensees and governmental agencies, and may limit Imperva and its subsidiaries from takings specified actions, which may delay or prevent us from undertaking business opportunities that may arising pending completion of the Merger.

Timing. Our Board also considered the anticipated timing of the consummation of the transactions contemplated by the Merger Agreement (subject to the go-shop process) as well as the business reputation of Thoma Bravo, its management and the lenders which our Board believed supported the conclusion that the acquisition by Thoma Bravo could be completed relatively quickly and in an orderly manner.

The foregoing discussion of the information and factors considered by our Board is not intended to be exhaustive, but includes the material factors considered by our Board. In view of a variety of factors considered in connection with its evaluation of the Merger, our Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. Our Board did not undertake to make specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Our Board based its recommendation on the totality of the information presented.

In considering the recommendation of our Board with respect to the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, yours. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the terms of the Merger, and in recommending that the Merger Agreement be adopted by our stockholders. See the section of this proxy statement captioned “The Merger–Interests of Imperva’s Directors and Executive Officers in the Merger.”

Portions of this explanation of the reasons for the Merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section titled “Forward-Looking Statements.”

Our Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Merger were outweighed by the potential benefits of the Merger to the holders of our Common Stock.

Fairness Opinion of Qatalyst Partners LP

Imperva retained Qatalyst Partners to act as financial advisor to our Board in connection with a potential transaction such as the Merger and to evaluate whether the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco), was fair, from a financial point of view, to such holders. Imperva selected Qatalyst Partners to act as Imperva’s financial advisor based on Qatalyst Partners’ qualifications, expertise, reputation, its knowledge of Imperva’s business and the industry in which Imperva operates. Qatalyst Partners has provided its written consent to the reproduction of its opinion in this proxy statement. At the meeting of our Board on October 9, 2018, Qatalyst Partners rendered to our Board its oral opinion, subsequently confirmed in writing, to the effect that, as of October 9, 2018 and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco), was fair, from a financial point of view, to such holders. Following the meeting, Qatalyst Partners delivered its written opinion, dated October 9, 2018, to our Board.

The full text of the opinion of Qatalyst Partners, dated as of October 9, 2018, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. You should read the opinion carefully in its entirety. Qatalyst Partners’ opinion was provided to our Board and addresses only, as of the date of the opinion, the fairness, from a financial point of view, of the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco), to such holders, and it does not address any other aspect of the Merger. It does not constitute a recommendation to any Imperva stockholder as to how to vote with respect to the Merger or any other matter and does not in any manner address the price at which our common stock will trade at any time. The summary of Qatalyst Partners’ opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached to this proxy statement as Annex B.

For purposes of the opinion set forth therein, Qatalyst Partners reviewed a draft, dated as of October 9, 2018, of the merger agreement (the “Draft Merger Agreement”), certain related documents and certain publicly available financial statements and other business and financial information of Imperva. Qatalyst Partners also reviewed certain forward-looking information relating to Imperva prepared by senior management of Imperva, including the Management Projections. Additionally, Qatalyst Partners discussed the past and current operations and financial condition and the prospects of Imperva with senior management of Imperva. Qatalyst Partners also reviewed the historical market prices and trading activity for our common stock and compared the financial performance of Imperva and the prices and trading activity of our common stock with that of certain other selected publicly-traded companies and their securities. In addition, Qatalyst Partners reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as it deemed appropriate.

In arriving at its opinion, Qatalyst Partners assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, Qatalyst Partners by Imperva. With respect to the Management Projections,

Qatalyst Partners was advised by Imperva’s management, and Qatalyst Partners assumed, that the Management Projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Imperva of the future financial performance of Imperva and other matters covered thereby. Qatalyst Partners assumed that the Merger will be consummated in accordance with the terms set forth in the Draft Merger Agreement, without any modification, waiver or delay. Qatalyst Partners also assumed that the final executed merger agreement will not differ in any material respect from the Draft Merger Agreement reviewed by Qatalyst Partners. In addition, Qatalyst Partners assumed that in connection with the receipt of all the necessary approvals of the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on Imperva or the contemplated benefits expected to be derived in the proposed Merger. Qatalyst Partners did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Imperva or its affiliates, nor was Qatalyst Partners furnished with any such evaluation or appraisal. In addition, Qatalyst Partners relied, without independent verification, upon the assessment of the management of Imperva as to the existing and future technology and products of Imperva and the risks associated with such technology and products. Qatalyst Partners’ opinion has been approved by Qatalyst Partners’ opinion committee in accordance with its customary practice. Qatalyst Partners’ opinion does not constitute a recommendation as to how to vote with respect to the Merger or any other matter and does not in any manner address the price at which our common stock will trade at any time.

Qatalyst Partners’ opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion. Events occurring after the date of the opinion may affect Qatalyst Partners’ opinion and the assumptions used in preparing it, and Qatalyst Partners did not assume any obligation to update, revise or reaffirm its opinion. Qatalyst Partners’ opinion did not address the underlying business decision of Imperva to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to Imperva. Qatalyst Partners’ opinion is limited to the fairness, from a financial point of view, of the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco), and Qatalyst Partners expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of Imperva or any of its affiliates, or any class of such persons, relative to such consideration at any time.

The following is a brief summary of the material analyses performed by Qatalyst Partners in connection with its opinion dated October 9, 2018. The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Qatalyst Partners’ opinion. For purposes of its analyses, Qatalyst Partners utilized both the consensus of third-party research analysts’ projections (“Analyst Projections”) and the Management Projections. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Qatalyst Partners, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Qatalyst Partners’ financial analyses.

Discounted Cash Flow Analysis

Qatalyst Partners performed an illustrative discounted cash flow analysis, which is designed to imply a potential, present value of per share values for our common stock as of September 30, 2018 by:

•	adding:

(a)

the implied net present value of the estimated future unlevered free cash flows of Imperva, based on the Management Projections, for the fourth quarter of calendar year 2018 through calendar year 2021 (which implied present value was calculated by using a range of discount rates of 10.5% to 14.5%, based on an estimated weighted average cost of capital for Imperva); and

(b)

the implied net present value of a corresponding terminal value of Imperva, calculated by multiplying the estimated unlevered free cash flow in calendar year 2022 based on the Management Projections (assuming long-term cash tax rate of 25%, as provided by Imperva management, and which tax rate excludes the effect of Imperva’s estimated remaining tax attributes for 2022, as such tax attributes were separately valued, as described in item (c) below), by a range of multiples of enterprise value to next-twelve-months estimated unlevered free cash flow of 15.0x to 25.0x selected by Qatalyst Partners based on its professional judgement, and discounted to present value using the same range of discount rates used in item (a) above;

(c)

the implied net present value of Imperva’s forecasted tax attributes outstanding as of December 31, 2021 based on the Management Projections (which implied present value was calculated by using the same range of discount rates used in item (a) above and the statutory tax rate applicable to Imperva, as provided by Imperva’s management); and

(d)	the net cash of Imperva as of September 30, 2018, as provided by Imperva’s management; and

(e)

dividing the resulting amount by the number of fully-diluted shares of our common stock (calculated utilizing the treasury stock method), adjusted for restricted stock units, performance stock units, and stock options, outstanding as of October 5, 2018, all of which amounts were provided by Imperva’s management (the “Fully Diluted Shares”), and applying a dilution factor of approximately 19%, as projected by Imperva management, to reflect the dilution to current stockholders over the projected period due to the effect of future equity compensation grants.

Based on the calculations set forth above, this analysis implied a range of per share values for our common stock of approximately $43.04 to $70.17.

Selected Companies Analysis

Qatalyst Partners compared selected financial information and public market multiples for Imperva with publicly available information and public market multiples for selected companies. The companies used in this comparison are listed below, and were selected by Qatalyst Partners in its professional judgment, based on factors including, among other things, that they are publicly traded companies in similar lines of business to Imperva, having a similar business model, having similar financial performance, or having other relevant or similar characteristics.

Selected Companies	CY19E Revenue Multiples	CY19E Levered FCF Multiples
Selected Security Vendors
Palo Alto Networks, Inc.	6.7x	18.7x
Check Point Software Technologies Ltd.	7.3x	17.3x
Fortinet, Inc.	6.7x	23.9x
Symantec Corporation	3.5x	10.2x
Trend Micro Incorporated	4.5x	24.5x
Okta, Inc.	16.0x	—
Proofpoint, Inc.	6.2x	27.1x
FireEye, Inc.	4.1x	—
Qualys, Inc.	8.9x	29.3x
Sophos Group plc	3.9x	16.3x
CyberArk Software Ltd.	6.1x	23.7x
Sailpoint Technologies Holdings, Inc.	8.8x	—
Varonis Systems, Inc.	6.2x	—
Rapid7, Inc.	7.0x	—
ForeScout Technologies, Inc.	4.4x	—

Diversified Technology
Akamai Technologies, Inc.	3.8x	20.7x
F5 Networks, Inc.	4.3x	14.7x

Note: “In-the-money” convertible debt is assumed to be net share settled. Multiples greater than 50x or negative were considered not meaningful and noted as dashes.

Based upon research analyst consensus estimates for calendar year 2019, and using the closing prices as of October 8, 2018 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied fully-diluted enterprise value divided by the estimated consensus revenue for calendar year 2019 (the “CY2019E Revenue Multiples”) for each of the selected companies.

The CY2019E Revenue Multiple for Imperva was 3.5x based on the Analyst Projections, and the fully-diluted enterprise value of Imperva was calculated using the closing price of Imperva as of October 8, 2018.

Based on an analysis of the CY2019E Revenue Multiples for each of the selected companies, Qatalyst Partners selected a representative range of 3.5x to 5.0x and applied this range to Imperva’s estimated calendar year 2019 revenue based on each of the Analyst Projections and the Management Projections. Based on the Fully Diluted Shares, this analysis implied a range of per share values for our common stock of approximately $42.91 to $58.30 based on the Analyst Projections and approximately $44.00 to $59.85 based on the Management Projections.

Based upon research analyst consensus estimates for calendar year 2019, and using the closing prices as of October 8, 2018 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied fully-diluted equity value divided by the estimated consensus levered free cash flow for calendar year 2019 (the “CY2019E Levered FCF Multiples”) for each of the selected companies.

The CY2019E Levered FCF Multiple for Imperva was 17.7x based on the Analyst Projections, and the fully-diluted equity value of Imperva was calculated using the closing price of Imperva as of October 8, 2018.

Based on an analysis of the CY2019E Levered FCF Multiples for each of the selected companies, Qatalyst Partners selected a representative range of 17.5x to 25.0x and applied this range to Imperva’s estimated calendar year 2019 levered free cash flow based on each of the Analyst Projections and the Management Projections. Based on the Fully Diluted Shares, this analysis implied a range of per share values for our common stock of approximately $42.42 to $60.45 based on the Analyst Projections and approximately $37.57 to $53.57 based on the Management Projections.

No company included in the selected companies analysis is identical to Imperva. In evaluating the selected companies, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond the control of Imperva, such as the impact of competition on Imperva’s business and the industry in general, industry growth and the absence of any material adverse change in Imperva’s financial condition and prospects or the industry or in the financial markets in general. Individual multiples or mathematical analysis, such as determining the arithmetic mean, median, or the high or low, is not in itself a meaningful method of using selected company data.

Selected Transactions Analysis

Qatalyst Partners compared 34 selected public software transactions announced between January 2010 and October 2018, which were selected by Qatalyst Partners in its professional judgment based on factors including, among other things, the industry in which the parties operate, business model and size of transaction. These transactions are listed below:

Announcement Date	Target	Acquiror	LTM Revenue Multiple	NTM Revenue Multiple
07/11/18	CA, Inc.	Broadcom Inc.	4.3x	4.3x

11/27/17	Barracuda Networks, Inc.	Thoma Bravo	3.8x	3.6x

10/23/17	BroadSoft, Inc.	Cisco Systems, Inc.	5.3x	4.6x

11/20/16	LifeLock, Inc.	Symantec Corporation	3.6x	3.3x

09/19/16	Infoblox Inc.	Vista Equity Partners	3.8x	3.7x

08/31/16	Interactive Intelligence Group, Inc.	Genesys Telecommunications Laboratories, Inc.	3.4x	3.2x

07/07/16	AVG Technologies N.V.	Avast Holding B.V.	3.4x	3.2x

05/18/16	inContact, Inc.	NICE LTD.	4.2x	3.6x

Announcement Date	Target	Acquiror	LTM Revenue Multiple	NTM Revenue Multiple

11/02/15	Medassets, Inc.	Pamplona Capital	3.5x	3.6x

10/21/15	SolarWinds, Inc.	Silver Lake and Thoma Bravo	9.1x	7.0x

09/13/15	Solera Holdings, Inc.	Vista Equity Partners	5.7x	5.2x

04/07/15	Informatica Corporation	Permira Funds & Canada Pension Plan Investment Board	4.7x	4.3x

02/02/15	Advent Software, Inc.	SS&C Technologies Holdings, Inc.	6.8x	6.4x

12/15/14	Riverbed Technology, Inc.	Thoma Bravo	3.3x	3.2x

11/25/14	Advanced Computer Software Group	Vista Equity Partners	3.6x	3.5x

09/29/14	TIBCO Software Inc.*	Vista Equity Partners	3.9x	3.9x

09/02/14	Compuware Corporation	Thoma Bravo	3.1x	3.1x

11/18/13	UNIT4	Advent International	2.6x	2.4x

09/30/13	Active Network, Inc.	Vista Equity Partners	2.1x	2.0x

07/23/13	Sourcefire, Inc.	Cisco Systems, Inc.	10.0x	8.0x

05/06/13	BMC Software, Inc.	Bain, Golden Gate, GIC and IVP	3.2x	3.1x

11/01/12	JDA Software Group, Inc.	RedPrairie (New Mountain Capital)	2.7x	2.5x

10/29/12	OPNET Technologies, Inc.	Riverbed Technology, Inc.	5.1x	4.4x

08/27/12	Deltek, Inc.	Thoma Bravo	3.0x	2.6x

Announcement Date	Target	Acquiror	LTM Revenue Multiple	NTM Revenue Multiple

07/02/12	Quest Software, Inc.	Dell Inc.	2.7x	2.5x

03/19/12	Misys	Vista Equity Partners	3.4x	3.1x

12/09/11	Blue Coat Systems, Inc.	Thoma Bravo	2.0x	2.0x

08/18/11	Autonomy Corporation plc	Hewlett-Packard Company	11.8x	9.6x

04/26/11	Lawson Software, Inc.	Golden Gate Capital	2.5x	2.4x

09/20/10	Netezza Corporation	International Business Machines Corporation	7.9x	6.7x

09/13/10	ArcSight, Inc.	Hewlett-Packard Company	7.4x	5.9x

08/19/10	McAfee, Inc.	Intel Corporation	3.4x	3.1x

05/12/10	Sybase, Inc.	SAP AG	4.8x	4.5x

03/31/10	Skillsoft Public Limited Company	Berkshire Partners, Advent International Corporation and Bain Capital Partners	3.6x	3.7x

*	LTM revenue pro forma for three acquisitions.

For each of the transactions listed above, Qatalyst Partners reviewed, among other things, the implied fully-diluted enterprise value of the target company as a multiple of (a) the revenue of the target company for the last twelve-month period (“LTM Revenue Multiple”), and (b) the revenue of the target company for the next-twelve month period (“NTM Revenue Multiple”), as reflected in certain publicly available financial statements, research analyst reports and press releases.

Based on an analysis of the LTM Revenue Multiple for each of the selected transactions, and the application of its professional judgment, Qatalyst Partners selected a representative range of 3.3x to 5.0x and applied that range to Imperva’s revenue for the last twelve-month period ended on June 30, 2018. Based on the Fully Diluted Shares, this analysis implied a range of per share values for our common stock of approximately $36.22 to $51.94.

Based on an analysis of the NTM Revenue Multiple for each of the selected transactions, and the application of its professional judgment, Qatalyst Partners selected a representative range of 3.1x to 4.5x and applied that range to Imperva’s estimated revenue for the next twelve-month period ending on June 30, 2019 reflected in the

Analyst Projections as of October 8, 2018. Based on the Fully Diluted Shares, this analysis implied a range of per share values for our common stock of approximately $36.72 to $49.98.

No company or transaction utilized in the selected transactions analysis is identical to Imperva or the Merger. In evaluating the selected transactions, Qatalyst Partners made judgments and assumptions with regard to general business, market and financial conditions and other matters, many of which are beyond Imperva’s control, such as the impact of competition on Imperva’s business or the industry generally, industry growth and the absence of any material adverse change in Imperva’s financial condition and prospects or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared. Individual multiples or mathematical analysis, such as determining the arithmetic mean, median, or the high or low, is not in itself a meaningful method of using selected company data. Because of the unique circumstances of each of these transactions and the Merger, Qatalyst Partners cautioned against placing undue reliance on this information.

Miscellaneous

In connection with the review of the Merger by our Board, Qatalyst Partners performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily amenable to a partial analysis or summary description. In arriving at its opinion, Qatalyst Partners considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Qatalyst Partners believes that selecting any portion of its analyses, without considering all analyses as a whole, could create a misleading or incomplete view of the process underlying its analyses and opinion. In addition, Qatalyst Partners may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Qatalyst Partners’ view of the actual value of Imperva. In performing its analyses, Qatalyst Partners made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Imperva’s control. Any estimates contained in Qatalyst Partners’ analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Qatalyst Partners conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco), to such holders. This analysis does not purport to be an appraisal or to reflect the price at which the common stock might actually trade at any time.

Qatalyst Partners’ opinion and its presentation to our Board was one of many factors considered by our Board in deciding to approve the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of our Board with respect to the merger consideration of $55.75 per share in cash to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of our common stock (other than Newco or any affiliates of Newco) or of whether our Board would have been willing to agree to different consideration. The Merger Consideration of $55.75 per share in cash payable in the Merger was determined through arm’s-length negotiations between Imperva and Newco and was unanimously approved by our Board. Qatalyst Partners provided advice to Imperva during these negotiations. Qatalyst Partners did not, however, recommend any specific consideration to Imperva or that any specific consideration constituted the only appropriate consideration for the Merger.

Qatalyst Partners provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of Imperva, Newco or certain of their respective affiliates.

Other than as set forth below, during the two-year period prior to the date of Qatalyst Partners’ opinion, no material relationship existed between Qatalyst Partners or any of its affiliates and Imperva or Newco pursuant to which compensation was received by Qatalyst Partners or its affiliates; however, Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to Imperva or Newco and their respective affiliates for which Qatalyst Partners would expect to receive compensation.

Pursuant to a letter agreement, dated as of March 18, 2014, as amended by a letter agreement, dated as of July 8, 2016, Qatalyst Partners provided Imperva with financial advisory services and in connection therewith earned and received $350,000 for such financial advisory services during the past two-year period. In addition, pursuant to a letter agreement, dated as of November 27, 2017, and reaffirmed on May 14, 2018. Qatalyst Partners provided Imperva with financial advisory services in connection with the proposed Merger for which it will be paid approximately $32 million, $4,000,000 of which was payable upon the delivery of its opinion (regardless of the conclusion reached in the opinion), and the remaining portion of which will be paid upon, and subject to, the consummation of the Merger. Imperva has also agreed to reimburse Qatalyst Partners for its reasonable expenses incurred in performing its services. Imperva has also agreed to indemnify Qatalyst Partners and its affiliates, their respective members, directors, officers, partners, agents and employees and any person controlling Qatalyst Partners or any of its affiliates against certain liabilities, including liabilities under federal securities law, and certain expenses related to or arising out of Qatalyst Partners’ engagement.

Management Projections

Imperva does not, as a matter of course, publicly disclose projections as to its future financial performance beyond the current fiscal year and generally does not make public projections for extended periods due to, among other things, the inherent difficulty of predicting financial performance for future periods. However, in connection with our Board’s review of strategic alternatives and specifically the Merger, management prepared and provided to our Board certain forecasts and operating data of Imperva for the remainder of fiscal year 2018 and fiscal years 2019 through 2022, reasonably prepared by our management on bases reflecting the best currently available estimates and judgements of our management of our future financial performance and other matters covered thereby, which projections were also made available to representatives of Qatalyst Partners for purposes of rendering its fairness opinion to our Board and performing its related financial analyses (the “Management Projections”). The Management Projections were the only financial forecasts with respect to Imperva provided by Imperva for use by Qatalyst Partners in performing its financial analyses during our Board’s review of the Merger and delivering its opinion described in the section of this proxy statement captioned “The Merger—Opinion of Imperva’s Financial Advisor”. The Management Projections (other than for fiscal year 2022) were also made available to Thoma Bravo and other strategic and financial participants in the strategic alternatives review process in connection with their due diligence review.

The Management Projections were not prepared with a view to public disclosure and are included in this proxy statement only because the Management Projections were made available to Thoma Bravo and other participants in the strategic review process in connection with their due diligence review of Imperva, and made available to Qatalyst Partners for use in connection with its financial analyses as described in this proxy statement. The Management Projections were not prepared with a view to compliance with (1) GAAP, (2) the published guidelines of the SEC regarding projections and forward-looking statements; or (3) the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, Ernst & Young LLP, our independent registered public accountant, has not examined, reviewed, compiled or otherwise applied procedures to the Management Projections and, accordingly, assumes no responsibility for, and expresses no opinion on, them. The Management Projections included in this proxy statement have been prepared by, and are the responsibility of, Imperva management.

The Management Projections were developed by our management on a standalone basis of Imperva without giving effect to the Merger and the other transactions contemplated by the Merger Agreement, and therefore the

Management Projections do not give effect to the Merger and the other transactions contemplated by the Merger Agreement or any changes to our operations or strategy that may be implemented after the consummation of the Merger, including any costs incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement. Furthermore, the Management Projections do not take into account the effect of any failure of the transactions contemplated by the Merger Agreement to be completed and should not be viewed as accurate or continuing in that context. Although a summary of the Management Projections is presented with numerical specificity, they reflect numerous assumptions and estimates as to future events made by Imperva management that they believed were reasonable at the time the Management Projections were prepared, taking into account the relevant information available to Imperva management at the time. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. Important factors that may affect actual results and cause the Management Projections not to be achieved include general economic conditions, Imperva’s ability to achieve forecasted sales, the accuracy of certain accounting assumptions, changes in actual or projected cash flows and competitive pressures. In addition, the Management Projections do not take into account any circumstances or events occurring after the date that they were prepared. As a result, there can be no assurance that the Management Projections will be realized, and actual results may be materially better or worse than those contained in the Management Projections. The Management Projections cover multiple years, and such information by its nature becomes less reliable with each successive year. The inclusion of the Management Projections in this proxy statement should not be regarded as an indication that our Board, Imperva, Qatalyst Partners or any of their respective affiliates or representatives or any other recipient of this information considered, or now considers, the Management Projections to be predictive of actual future results. The summary of the Management Projections is not included in this proxy statement in order to induce any stockholder to vote in favor of the proposal to adopt the Merger Agreement or any of the other proposals to be voted on at the special meeting. We do not intend to update or otherwise revise the Management Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Management Projections are shown to be in error or no longer appropriate. In light of the foregoing factors and the uncertainties inherent in the Management Projections, stockholders are cautioned not to place undue reliance (if any) on the Management Projections included in this proxy statement.

The Management Projections and the accompanying tables contain certain non-GAAP financial measures, including billings, non-GAAP operating income and unlevered free cash flow, which Imperva believes are helpful in understanding its past financial performance and future results. The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with Imperva’s consolidated financial statements prepared in accordance with GAAP. Imperva’s management regularly uses Imperva’s supplemental non-GAAP financial measures internally to understand and manage the business and forecast future periods. Reconciliations of non-GAAP financial measures to comparable GAAP measures are not provided. There is inherent difficulty and uncertainty in estimating or predicting the various components of each of net income and net cash provided by operating activities, which components could significantly impact that financial measure. In addition, when planning, forecasting and analyzing future periods, Imperva does so primarily on a non-GAAP basis without preparing a GAAP analysis, as that would require estimates for various reconciling items that would be difficult to predict with reasonable accuracy. As a result, the Company does not believe that a GAAP reconciliation to forward-looking non-GAAP financial measures would provide meaningful supplemental information about the Company’s outlook.

We calculate billings as revenue plus the change in deferred revenue during the applicable period, plus any adjustments to deferred revenue due to the adoption of the new revenue recognition standard (Accounting Standards Codification 606, Revenue from Contracts with Customers) (“ASC 606”), and excluding the impact of acquisitions.

The Management Projections are forward-looking statements. For information on factors that may cause Imperva’s future results to materially vary, see the information under the section captioned “Forward-Looking Statements.”

Imperva—Management Projections

Company Projections

	(in millions)
	CY2018E	CY2019E	CY2020E	CY2021E	Terminal CY2022E
Billings (1)	$$408	$$470	$$543	$$615	$$706
Revenue	$354	$404	$472	$546	$626
Non-GAAP Operating Income (2)	$31	$39	$56	$81	$98
Unlevered Free Cash Flow (3)	N/A	$74	$85	$132	$144

(1)

Billings is a non-GAAP financial measure and represents revenue plus the change in deferred revenue during the applicable period, plus any adjustments to deferred revenue due to the adoption of ASC 606 and excluding the impact of acquisitions.

(2)	Non-GAAP operating income is calculated to exclude stock-based compensation, amortization of intangibles, and other non-recurring charges.
(3)

Unlevered free cash flow is a non-GAAP financial measure calculated as Non-GAAP operating income less (a) cash taxes, less (b) capital expenditures, plus (c) depreciation, plus (d) decrease in working capital, less (e) other cash flow items related to litigation expense, acquisition payments for unvested equity and a planned investment. The Unlevered Free Cash Flow in terminal year 2022 assumes an effective tax rate of 25%.

As noted above, the plans and projections reflect numerous estimates and assumptions made with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to our business, all of which are difficult to predict and many of which are beyond our control.

Interests of Imperva’s Directors and Executive Officers in the Merger

When considering the recommendation of our Board that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of stockholders generally, as more fully described below. Our Board was aware of and considered these interests to the extent that they existed at the time, among other matters, in approving the Merger Agreement and the Merger and recommending that the Merger Agreement be adopted by stockholders.

Arrangements with Newco

As of the date of this proxy statement, none of our executive officers or members of our Board has entered into any agreement with Newco or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates. Prior to or following the closing of the Merger (but not prior to Imperva and Thoma Bravo arriving at the $55.75 Per Share Merger Consideration), certain of our executive officers may have discussions, or may enter into agreements with, Newco or Merger Sub or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates.

Insurance and Indemnification of Directors and Executive Officers

During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and Newco will indemnify, defend and hold harmless, and advance expenses to current or former directors and officers of Imperva and its subsidiaries with respect to all acts or omissions by them in their capacities as such or any transactions contemplated by the Merger Agreement, to the fullest extent that

Imperva would be permitted by applicable law. In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and Newco will cause the certificate of incorporation, bylaws (and other organizational documents) of the Surviving Corporation and its subsidiaries to (1) honor and fulfill in all respects the obligations of Imperva and its subsidiaries under the DGCL, their respective organizational documents and any and all indemnification agreements between Imperva or any of its subsidiaries, on the one hand, and the current or former directors or officers of Imperva or Imperva’s subsidiaries, on the other hand (including any person that becomes a director or officer of Imperva or its subsidiaries prior to the Effective Time) and (2) include in the certificates of incorporation and bylaws (and similar organizational documents) of Imperva and its subsidiaries provisions with respect to indemnification, exculpation and the advancement of expenses and limitation of director and officer liability that are at least as favorable to the current or former directors and officers of Imperva and its subsidiaries as those set forth in Imperva’s and its subsidiaries’ organizational documents as of the date of the Merger Agreement. The Surviving Corporation and its subsidiaries will not, for a period of six years from the Effective Time, amend, repeal or otherwise modify these provisions in the organizational documents in any manner except as required by applicable law.

The Merger Agreement also provides that prior to the Effective Time, Imperva may purchase a six year prepaid “tail” policy of officers and directors liability insurance. If Imperva does not purchase a “tail” policy prior to the Effective Time, for at least six years after the Effective Time, Newco will cause the Surviving Corporation and its other subsidiaries to maintain in full force and effect, on terms and conditions no less advantageous to the current or former directors and officers of Imperva and its subsidiaries, the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by Imperva as of the date of the Merger Agreement. The “tail” policy will cover claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated in the Merger Agreement. The obligation of Newco or the Surviving Corporation, as applicable, is subject to an annual premium cap of 300% of the aggregate annual premiums currently paid by Imperva for such coverage for its last full fiscal year. For more information, see the section of this proxy statement captioned “The Merger Agreement — Indemnification and Insurance.”

Treatment of Equity-Based Awards

As a result of the Merger, the treatment of Company Options, RSUs and PRSUs that are outstanding immediately prior to the Effective Time will be as follows:

Treatment of Stock Options

As of November 23, 2018, there were 552,719 outstanding stock options with an exercise price less than $55.75 per share, of which 141,858 were held by our directors and executive officers. To the extent not exercised prior to the Effective Time, each outstanding vested Company Option (including any Company Option that vests in connection with the Merger) will be cancelled at the Effective Time and converted into the right to receive an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the Option Consideration, to be paid as soon as practicable (and in no event more than 10 business days) following the Closing.

Each unvested Company Option outstanding as of immediately prior to the Effective Time (and that will not vest in connection with the Merger) will be cancelled at the Effective Time and converted into the contingent right to receive an amount in cash (without interest and subject to deduction for any required withholding tax), equal to the Contingent Option Consideration. The Contingent Option Consideration will be subject to the same vesting arrangements as applied to the unvested Company Options to which the Contingent Option Consideration relates and the applicable Contingent Option Consideration will be paid in a cash payment without interest and less any required withholding taxes as soon as practicable (and in no event more than the later of (x) 10 business days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the original vesting conditions applicable to such unvested Company Option.

Each outstanding Company Option (whether vested or unvested) with an exercise price per share equal to or greater than $55.75 per share will be cancelled without consideration upon the Effective Time.

Treatment of Restricted Stock Units and Performance-Based Restricted Stock Units

As of November 23, 2018, there were 2,013,826 outstanding RSUs (excluding PRSUs) and 280,188 PRSUs (assuming the maximum level of achievement), of which 202,985 RSUs and 202,788 PRSUs were held by our directors and executive officers.

Each vested RSU that is outstanding as of immediately prior to the Effective Time (including any RSU that becomes a vested RSU in connection with the Merger) will be cancelled at the Effective Time and converted into the right to receive an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the RSU Consideration, to be paid as soon as practicable (and in no event more than 10 business days) following the Closing; provided that any payment in respect of any vested RSU shall be made in compliance with Section 409A.

Each unvested RSU (including each PRSU for which performance has been achieved and which remains subject to time-based vesting) that is outstanding immediately prior to the Effective Time (and that will not vest in connection with the Merger), will be cancelled at the Effective Time and converted into the contingent right to receive an amount in cash (without interest and subject to deduction for any required withholding) equal to the Contingent RSU Consideration. The Contingent RSU Consideration will be subject to the holder remaining continuously employed with the Surviving Corporation and satisfaction of the original vesting conditions applicable to the underlying unvested RSU. As soon as practicable (and in no event more than the later of (x) 10 business days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the original vesting conditions, the applicable portion of the Contingent RSU Consideration will be paid without interest and less any required withholding taxes; provided that any payment in respect of any unvested RSU shall be made in compliance with Section 409A.

For each PRSU outstanding as of immediately prior to the Effective Time, the level of achievement of the applicable performance metrics will be determined by the Company or a committee thereof in accordance with the Company equity incentive plan and the applicable PRSU agreement (provided, however, that such level of achievement shall not exceed the greater of (1) target performance and (2) the actual achievement of the performance goals attributable to such PRSUs) as of immediately prior to the Effective Time and, upon such determination, the resulting earned and vested PRSUs, if any, will be treated as vested RSUs and the resulting earned PRSUs that remain subject to time-based vesting conditions will be treated as unvested RSUs pursuant to the paragraphs above. Any PRSUs for which performance is not achieved as of immediately prior to the Effective Time will be forfeited for no consideration upon the Effective Time pursuant to the terms of the PRSUs. Additional information about the PRSUs can be found in the section of this proxy statement captioned “The Merger—Agreements and Arrangements with Executive Officers and Directors of Imperva—Treatment of PRSUs.”

Section 102 Securities

The Option Consideration payable with respect to Section 102 Options, the RSU Consideration payable with respect to Section 102 RSUs and the consideration payable with respect to the Section 102 Shares shall be paid (either directly or indirectly) to Imperva’s Section 102 Trustee for the benefit of the beneficial owners thereof, who shall pay out the 102 Amounts, as applicable, and withhold the applicable tax either directly or through Imperva’s applicable Israeli Subsidiary.

Treatment of Purchase Rights under the Employee Stock Purchase Plan

With respect to the ESPP, after the date of the Merger Agreement and pursuant to the requirements set forth in the Merger Agreement, the compensation committee of our Board adopted resolutions and took other actions to (1) restrict participants in the ESPP from increasing their respective rates of deductions and purchases (including non-payroll contributions); (2) provide that no individual who is not participating in the ESPP as of the date of the Merger Agreement may commence participation in the ESPP; (3) provide that no offering period under the ESPP will be commenced after the date of the Merger Agreement; (4) provide that the offering period under the ESPP that is in effect as of the date of the Merger Agreement will end on the earlier of immediately prior to the Effective Time and the last day of such offering period and all outstanding purchase rights under the offering period in effect as of the date of the Merger Agreement shall automatically be exercised in accordance with the terms of the ESPP; and (5) terminate the ESPP, effective as of the date immediately prior to the date of the Effective Time. The final offering period under the ESPP ended on November 15, 2018.

Agreements or Arrangements with Executive Officers and Directors of Imperva

Transitional Service Period. As of the date of this proxy statement, it is anticipated that Mike Burns, our Chief Financial Officer, and Trâm Phi, our Chief Legal Officer and Chief of Staff, will provide transition services to the Company for approximately 90 days following the Closing, during which time Ms. Phi and Mr. Burns will continue to receive their current base salary and be entitled to receive a pro-rata portion of their target bonus, and will terminate employment upon completion of these transition services. At the Closing, Mr. Burns and Ms. Phi will be entitled to the benefits provided by our Change in Control Plan subject to a release of claims, as described below under “Agreements or Arrangements with Executive Officers and Directors of Imperva—Change in Control Plan.”

Change in Control Plan

The Company has adopted a change in control plan (the “Change in Control Plan”) in which each of Mr. Hylen, Mr. Burns and Ms. Phi participates. Each executive officer was required to opt into the Change in Control Plan and to waive any existing severance arrangements with Imperva that would otherwise be triggered by a change in control or similar transaction in order to participate in the Change in Control Plan.

Under the Change in Control Plan, upon a termination of the executive officer’s employment other than for “cause” or the resignation of the executive officer for “good reason” within the period commencing three months prior to a change in control and ending 12 months following a change of control, each participating executive officer will be entitled to the following benefits, subject to the executive officer’s execution and non-revocation of a release of claims in favor of Imperva: (1) a lump sum cash payment equal to the sum of (x) the executive’s annual base salary and (y) the executive’s target annual bonus for the year in which the termination or resignation occurs, payable within 60 days following such termination or resignation of employment; (2) reimbursement by Imperva of up to 12 months of COBRA premiums to continue health insurance coverage for the executive officer and such executive officer’s eligible dependents; and (3) full acceleration of all outstanding equity awards (including acceleration of any Contingent Option Consideration and Contingent RSU Consideration following the Effective Time), with any outstanding PRSUs (that have not yet been converted into time-based RSUs or Contingent RSU Consideration) to accelerate at the greater of target or the then level of achievement.

The Change in Control Plan also provides that in the event any amounts provided for in the Change in Control Plan or otherwise payable to an executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code, and could be subject to the related excise tax, the executive officer will be entitled to receive either full payment of benefits or such lesser amount, which would result in no portion of the benefits being subject to an excise tax, whichever results in the greater amount of after-tax benefits to the executive officer. As noted in the section of this proxy statement captioned “The Merger—Employee Benefits,” Imperva is permitted to accelerate certain equity awards held by Mr. Hylen (relating to no more than 15,000 shares) and Mr. Burns (relating to no more than 900 shares) to mitigate certain tax impacts of Section 280G. No decisions have been made with respect to any such acceleration as of the date of this proxy statement.

As noted above, each executive officer must timely execute and not revoke a release of claims in favor of Imperva to receive payments under the Change in Control Plan. The form of release agreement includes a one-year post-termination non-solicitation covenant and a non-disparagement covenant.

The merger will constitute a change in control for purposes of the Change in Control Plan and the Change in Control Plan will terminate automatically one year and one day after the Merger, or, if later, when all benefits payable under the Change in Control Plan are paid.

Amounts payable under the Change in Control Plan are “double-trigger” in nature, which means that they require both a qualifying termination of employment and the consummation of the merger to occur before they become payable.

For purposes of the Change in Control Plan, “cause” will be deemed to exist upon the occurrence of any of the following:

•

any willful, material violation by the executive officer of any law or regulation applicable to the business of Imperva, the executive officer’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the executive officer of a common law fraud;

•	the executive officer’s commission of an act of personal dishonesty which involves personal profit in connection with Imperva or any other entity having a business relationship with Imperva;

•

any material breach by the executive officer of any provision of any agreement or understanding between Imperva and the executive officer regarding the terms of the executive officer’s service as an employee, officer, director or consultant to Imperva, including without limitation the willful and continued failure or refusal of the executive officer to perform the material duties required of such executive officer as an employee, officer, director or consultant of Imperva, other than as a result of having a disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between Imperva and the executive officer;

•	the executive officer’s disregard of the policies of Imperva so as to cause loss, damage or injury to the property, reputation of employees of Imperva;

•

failure by the executive officer to substantially perform, or gross negligence in the performance of the executive officer’s duties after there has been delivered to the executive officer written demand for performance which describes the specific deficiencies in the executive officer’s performance and the specific manner in which performance must be improved, and which provides 30 days from the date of notice to remedy performance deficiencies subject to remedy; or

•	any other misconduct by the executive officer which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, Imperva.

For purposes of our Change in Control Plan, “good reason” will be deemed to exist upon the occurrence, without the affected executive officer’s written consent, of any of the following:

•

a material diminution in the executive officer’s authority, duties and responsibilities or, solely with respect to Imperva’s chief executive officer, chief financial officer and general counsel, a change in the executive officer’s title;

•	a material diminution in the executive officer’s annual base salary, annual bonus opportunity, or long-term incentive opportunity;

•	any action or inaction that constitutes a material breach by Imperva of the applicable employment agreement between Imperva and the affected executive officer; or

•

a material change (defined for this purpose to mean a change greater than 30 miles from the executive officer’s current principal place of employment) in the geographic location of the executive officer’s principal place of employment.

Hylen Offer Letter

Mr. Hylen has entered into an offer letter with Imperva pursuant to which he is eligible for certain payments and benefits upon an involuntary termination of his employment under specified circumstances. However, the Change in Control Plan (and not Mr. Hylen’s offer letter) will govern upon a qualifying termination of Mr. Hylen’s employment in connection with the Merger, as described above in “Agreements or Arrangements with the Executive Officers and Directors of Imperva—Change in Control Plan” and therefore the protections that Mr. Hylen is entitled to upon a qualifying termination pursuant to his offer letter occurring outside of a change in control situation are not described in this proxy statement. Mr. Hylen’s offer letter does not include any restrictive covenants, however, Mr. Hylen was required to execute a Proprietary Information and Invention Agreement with Imperva in connection with his offer, which agreement includes, among other customary restrictive covenants, a one-year post-termination non-solicitation covenant.

Treatment of PRSUs

Each of the executive officers hold outstanding PRSUs that are subject to a one-year performance period ending December 31, 2018. According to the terms of such PRSUs, absent a change in control, the level of achievement of performance will be determined on a specific date following the end of the performance period and the number of PRSUs that will be earned will be calculated at that time, with such earned PRSUs being converted into unvested time-based RSUs to vest on the time-based vesting schedule approved for such PRSUs. As noted above in the section of this proxy statement captioned “The Merger—Treatment of Equity-Based Awards—Treatment of Restricted Stock Units,” immediately prior to the Effective Time, the Board (or a committee thereof) will determine the level of achievement of performance for the PRSUs (which will be no greater than target and the then-level of achievement) and the resulting number of PRSUs that will become earned as of immediately prior to the Effective Time. Imperva currently expects that performance for the PRSUs will be achieved at 120% of target for the applicable performance period.

2018 Bonuses

As described below in the section of this proxy statement captioned “The Merger Agreement—Employee Benefits,” pursuant to the Merger Agreement, each of our executive officers will, subject to such executive officer remaining employed by Imperva as of immediately prior to the Effective Time, receive a quarterly bonus for the fourth quarter of fiscal year 2018 under the Company’s 2018 Senior Management Bonus Plan (the “Bonus Plan”), payable in cash during the first quarter of 2019 based on Imperva’s achievement of the applicable performance criteria, which achievement will be determined in good faith by our Board immediately prior to the Effective Time. Absent the Merger, such executive officers would be required to remain employed through the payment date to be eligible to receive such bonuses. As a result, if the Closing occurs prior to the regularly-scheduled payment date in the first quarter of 2019, the vesting of fourth quarter bonuses payable to our executive officers under the Bonus Plan for fiscal year 2018 could be accelerated in connection with the Merger. Any early vesting of the fourth quarter bonus for 2018 for our executive officers would be “single-trigger” in nature, meaning it is conditioned only on the consummation of the Merger and does not require the termination of the executive officer’s employment to become payable.

Non-Employee Directors

Under the 2011 Plan, each non-employee director will receive full acceleration of all outstanding equity awards upon the Effective Time.

Golden Parachute Compensation

In accordance with Item 402(t) of Regulation S-K, the table below sets forth the compensation that is based on or otherwise relates to the Merger that will or may become payable to each of our current named executive officers in connection with the Merger. Please see the previous portions of this section for further information regarding this compensation. The other named executive officers included in the proxy statement for our 2018 annual meeting of stockholders are no longer employed with Imperva and are not entitled to any compensation that is based on or otherwise relates to the Merger and such former employees are therefore not included in the table below.

The amounts indicated in the table below are estimates of the amounts that would be payable to each of Imperva’s named executive officers, assuming, solely for purposes of this table, (1) that the Merger is consummated on January 10, 2019 and that the employment of each of the named executive officers is terminated other than for cause or the named executive officer resigns for good reason on that date, (2) that each named executive officer’s unvested RSUs (excluding PRSUs) held on November 23, 2018 will equal the number of unvested RSUs (excluding PRSUs) held by such named executive officer on the consummation of the Merger, and (3) that the number of PRSUs that will become earned and converted into unvested RSUs held by each named executive officer immediately prior to the Effective Time will be calculated based on achievement of performance at 120% of target. Severance payments have been calculated based on the named executive officer’s current base salary, current target bonus opportunity, and current elections under Imperva’s medical, dental and vision plans. Imperva’s named executive officers will not receive pension, non-qualified deferred compensation, or other benefits in connection with the Merger and none of Imperva’s named executive officers hold outstanding unvested Company Options. Regardless of the manner in which a named executive officer’s employment terminates, the named executive officer is entitled to receive amounts already earned during the term of his or her employment, such as base salary earned through the date of termination and any such earned amounts are not included in the table below.

The amounts below are estimates based on multiple assumptions that may or may not actually occur. Some of the amounts set forth in the table would be payable solely by virtue of the consummation of the Merger. In addition to the assumptions regarding the consummation date of the Merger and the termination of employment, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the Merger may differ from the amounts set forth below.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Other ($)(4)	Total ($)(5)
Christopher Hylen	880,000	12,759,335	26,679	126,500	13,792,514
Mike Burns	592,000	5,985,320	26,679	63,825	6,667,824
Trâm Phi	525,000	2,136,173	32,672	50,313	2,744,158

(1)

These amounts represent the value of the lump sum cash severance payment equal to the sum of the named executive officer’s (a) annual base salary and (b) target bonus, that would be paid upon a qualifying termination of employment in connection with the Merger pursuant to the Change in Control Plan, as described in greater detail above in “The Merger—Agreements and Arrangements of Executive Officers and Directors of Imperva—Change in Control Plan.” The cash severance payments are “double-trigger.” The table below sets forth the breakdown of these components for each named executive officer.

Name	Annual Base Salary ($)	Target Bonus ($)	Total ($)
Christopher Hylen	440,000	440,000	880,000
Mike Burns	370,000	222,000	592,000
Trâm Phi	350,000	175,000	525,000

(2)

These amounts represent the aggregate “double-trigger” payments to be made in respect of unvested RSUs (including PRSUs) to be converted into Contingent RSU Consideration at the Effective Time that are held by each named executive officer and that would become accelerated upon a qualifying termination of employment in connection with the Merger as described in above in greater detail in the section of this proxy statement captioned “The Merger—Agreements and Arrangements of Executive Officers and Directors of Imperva—Change in Control Plan.”

The consideration for unvested RSUs (including PRSUs) is equal to the Contingent RSU Consideration. As mentioned above, none of the named executive officers hold unvested Company Options.

The table below sets forth, for each named executive officer, the estimated number of unvested RSUs (excluding PRSUs), and the estimated number of PRSUs that will remain outstanding and be converted into time-based RSUs immediately prior to the Effective Time (the “Unvested PRSUs”), in each case that will be converted into contingent cash consideration upon the closing. The amounts in the table below are calculated based on outstanding equity awards held by the named executive officers as of November 23, 2018, with the number of PRSUs to be converted into time-based unvested RSUs immediately prior to the Effective Time calculated based on the estimated achievement of performance at 120% of target, Imperva’s current estimate of the achievement of the performance metrics subject to the PRSUs.

Name	Unvested RSUs (Excluding PRSUs) (#)	Contingent RSU Consideration (Excluding PRSUs) ($)	Unvested PRSUs (#)	Contingent RSU Consideration for PRSUs ($)	Total Unvested Value ($)
Christopher Hylen	96,639	5,387,624	132,228	7,371,711	12,759,335
Mike Burns	48,800	2,720,600	58,560	3,264,720	5,985,320
Trâm Phi	26,317	1,467,173	12,000	669,000	2,136,173

(3)

These amounts represent the estimated value of the COBRA reimbursements to which each named executive officer may become entitled under the Change in Control Plan upon a qualifying termination of employment as described in greater detail above in the section of this proxy statement captioned “The Merger—Agreements and Arrangements with Executive Officers and Directors of Imperva—Change in Control Plan.” These amounts are “double-trigger” in nature and are calculated based on the applicable named executive officer’s elected level of coverage for the 2018 plan year.

(4)

These amounts represent the 2018 fourth quarter bonuses for each named executive officer that would vest upon the consummation of the Merger, as described in greater detail in the section of this proxy statement captioned “The Merger—Agreements and Arrangements of Executive Officers and Directors of Imperva—2018 Bonuses”. As noted in such section, if the Closing occurs prior to the regularly-scheduled payment date of the fourth quarter bonuses in the first quarter of 2019, the vesting of the fourth quarter bonus upon the Closing would be considered a “single trigger” benefit.

(5)

The total amounts do not reflect any other reductions to “parachute payments” under Section 280G of the Code that may be made pursuant to the Change in Control Plan to avoid any excise taxes that would otherwise be imposed on any named executive officers receiving excess parachute payments under Sections 280G and 4999 of the Code as described in greater detail above in the section of this proxy statement captioned “The Merger—Agreements and Arrangements with Executive Officers and Directors of Imperva—Change in Control Plan.” A definitive analysis of any potential “parachute payments” under Section 280G of the Code will depend on the Effective Time, the date of termination (if any) of the named executive officer’s employment and certain other assumptions used in such analysis.

Equity Interests of Imperva’s Executive Officers and Directors

The following table sets forth the number of shares of common stock and the number of shares of common stock underlying equity awards that are in-the-money and are currently held by each current executive officer and director of Imperva and each person who has been a director or executive officer of Imperva at any time since the January 1, 2017 and continues to hold shares of common stock or equity awards in Imperva, in each case that either are currently vested or that are currently unvested and could be subject to vesting in connection with the Merger as described above in the section of this proxy statement captioned “The Merger—Agreements and Arrangements with Executive Officers and Directors of Imperva,” assuming that the Effective Time occurs on January 10, 2019. Note that none of the applicable former executive officers or directors of Imperva continued to hold shares of common stock or equity awards in Imperva as of November 23, 2018 (based on information available to Imperva as of the date of this proxy statement) and therefore none of the applicable former executive officers or directors are included in the table below. The table also sets forth the values of these shares and equity awards based on a price of $55.75 per share (minus the applicable exercise price for the in-the-money options) and is based on the number of shares and equity awards held as of November 23, 2018. No new shares of common stock or equity awards were granted to any executive officer or director in contemplation of the merger and no new shares or equity awards are contemplated to be granted to executive officers and directors prior to the consummation of the merger. The numbers below do not forecast any exercises, vesting or forfeitures that may occur between November 23, 2018 and January 10, 2019.

Name	Shares Held (#)	Shares Held ($)	Options (#)	Options ($)(1)	RSUs (including PRSUs) Held (#)(2)	RSUs (including PRSUs) Held ($)(3)	Total ($)
Non-Employee Directors
Albert Pimentel	69,949	3,899,657	21,165	556,171	4,081	227,516	4,683,344
Roger Sippl	8,142	453,917	0	0	11,117	619,773	1,073,690
Randall Spratt	12,199	680,094	0	0	7,869	438,697	1,118,791
Allan Tessler	48,557	2,707,053	9,455	118,684	4,081	227,516	3,053,253
James Tolonen	23,736	1,323,282	21,268	571,456	4,081	227,516	2,122,254
Executive Officers
Christopher Hylen	18,725	1,043,919	0	0	228,867	12,759,335	13,803,254
Mike Burns	529	29,492	0	0	107,360	5,985,320	6,014,812
Trâm Phi	37,784	2,106,458	89,970	2,992,039	38,317	2,136,173	7,234,670

(1)

Includes the value of the Option Consideration and the Contingent Option Consideration payable with respect to outstanding vested Company Options and outstanding unvested Company Options, the vesting of which may be accelerated in connection with a change in control as described in the section of this proxy statement captioned “The Merger—Agreements and Arrangements with Executive Officers and Directors of Imperva” section above.

(2)

The number of PRSUs that could become vested RSUs at the Effective Time was calculated assuming that performance is achieved at 120% of target, the Company’s current estimation of achievement. If performance at the Effective Time is higher or lower than 120% of target, the actual number of RSUs that could become vested at the Effective Time may be higher or lower, as the case may be, than the numbers shown in the table above.

(3)

Includes the value of $55.75 per share payable with respect to vested outstanding RSUs and the Contingent RSU Consideration the vesting of which may be accelerated in connection with a change in control as described in the “Agreements and Arrangements with Executive Officers and Directors of Imperva” section above.

Litigation Relating to the Merger

On November 28, 2018, a putative class action complaint was filed in the Superior Court of California, San Mateo County, captioned Eliezer v. Imperva, Inc., et. al., Case No. 18-CIV-06387. The complaint names as defendants Imperva and the members of our Board and purports to assert claims for breaches of fiduciary duty in connection with our Board’s approval of the Merger Agreement. The complaint further alleges that the preliminary proxy statement filed by Imperva contains material misstatements and omissions relating to Imperva’s financial projections, the financial analyses of Imperva’s financial advisor, and the negotiation process leading to the execution of the Merger Agreement. The complaint seeks to enjoin defendants from holding a stockholder vote on the Merger, as well as unspecified monetary damages and attorneys’ fees and costs. Imperva believes this lawsuit is wholly without merit and intends to vigorously defend against it.

On December 3, 2018, a putative class action complaint was filed in the United States District Court for the District of Delaware, captioned Scarantino v. Imperva, Inc., et. al., Case No. 1:18-cv-1913. The complaint names as defendants Imperva and the members of our Board and purports to assert claims under Sections 14(a) and 20(a) of the Exchange Act. The complaint alleges that the preliminary proxy statement is false and misleading because it allegedly omits material information relating to Imperva’s financial projections and the financial analyses of Imperva’s financial advisor. The complaint seeks, among other things, to enjoin defendants from proceeding with the Merger or rescission or rescissory damages in the event the Merger is consummated. Imperva believes this lawsuit is wholly without merit and intends to vigorously defend against it.

The Voting Agreements

The following summary describes the material provisions of the voting agreements. The description of the voting agreements in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the form of voting agreement, a copy of which is attached to this proxy statement as Annex D and incorporated into this proxy statement by reference. We encourage you to read the form of voting agreement carefully and in its entirety.

As a condition and inducement to Newco entering into the Merger Agreement, the Company’s directors, executive officers and certain other officers entered into the voting agreements. At the close of business on December 4, 2018, the record date of the special meeting, the Company’s directors, executive officers and certain other officers who are party to the voting agreements collectively owned or controlled 280,248 shares of common stock, which represented 0.8% of all outstanding shares of common stock on the record date. In connection with the execution and delivery of the voting agreements, Newco did not pay these stockholders any consideration separate from the consideration they will receive pursuant to the Merger Agreement in respect of their shares or as described in the section of this proxy statement captioned “The Merger—Interests of Imperva’s Directors and Executive Officers in the Merger.”

Voting Provisions

Pursuant to the voting agreements, the Company’s directors, executive officers and certain other officers have agreed, subject to the terms and conditions contained in the voting agreements, to vote all of their shares of common stock or other voting securities of Imperva that they acquire beneficial ownership of after the date of their voting agreement, including, without limitation, by purchase, at any time prior to the termination of the voting agreements, in the following manner:

•

in favor of (1) the adoption of the Merger Agreement, (2) approval of the compensation proposal and (3) the adjournment or postponement of the special meeting to a later date if necessary or appropriate, to solicit additional proxies if there is not a quorum present or represented by proxy at the time of the special meeting, or to give holders of our common stock additional time to evaluate new material information or disclosure;

•

in favor of any other matter considered at the special meeting that the Imperva Board has (1) determined is necessary or desirable for the consummation of the merger, (2) disclosed in this proxy statement or other written materials distributed to all Imperva stockholders and (3) recommended that the Imperva stockholders adopt; and

•	against any Acquisition Proposal or Acquisition Transaction.

The voting agreements do not limit or restrict the Company’s directors, executive officers or such other officers in his or her capacity as a director or officer from acting in such capacity in such person’s discretion on any matter.

Pursuant to the voting agreements, the Company directors, executive officers and certain other officers have agreed to waive appraisal rights.

Restrictions on Transfer; Other Actions

Under the voting agreements, the Company’s directors, executive officers and certain other officers have agreed that until the termination of the voting agreements, they will not:

1.	transfer any shares of Imperva capital stock beneficially owned by such Company director or officer unless pursuant to certain permitted transfers; or

2.

grant any proxies or powers of attorney with respect to any of shares of Imperva capital stock beneficially owned by such Company director or officer, deposit any such shares into a voting trust or enter into a voting agreement with respect to such shares.

Financing of the Merger

We anticipate that the total amount of funds necessary to complete the Merger and the related transactions will be approximately $2.1 billion, which will be funded via equity financing and debt financing described below, as well as cash on our balance sheet. This amount includes the funds needed to (1) pay stockholders the amounts due under the Merger Agreement; and (2) make payments in respect of our outstanding equity-based awards pursuant to the Merger Agreement.

Although the obligation of Newco and Merger Sub to consummate the Merger is not subject to any financing condition, the Merger Agreement provides that, without Newco’s agreement, the closing of the Merger will not occur earlier than the first business day after the expiration of the marketing period, which is the first period of 15 consecutive business days after the expiration of the Go-Shop Period and beginning on the date Newco has received certain historical financial information from Imperva required to syndicate any debt financing. For more information, see the section of this proxy statement captioned “The Merger Agreement— Marketing Period.”

Equity Financing

In connection with the financing of the Merger, Newco has entered into an equity commitment letter, dated as of October 10, 2018, with Thoma Bravo Fund XIII, L.P, for an equity commitment of $813 million, which we collectively refer to as the “equity financing.” The equity commitment letter provides, among other things, that Imperva is an express third party beneficiary thereof in connection with Imperva’s exercise of its rights related to specific performance under the Merger Agreement. The equity commitment letter may not be waived, amended or modified except by an instrument in writing signed by Newco, Imperva and Thoma Bravo Fund XIII, L.P.

Debt Financing

Newco has received a debt commitment letter from Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Banks USA, Citigroup Global Markets Inc. and Jefferies Finance LLC and certain of their affiliates pursuant to which they have committed to provide Newco with $860 million in senior secured first lien facilities, which includes a $100 million revolving facility, and $290 million in a senior secured second lien credit facility, which, together with the first lien facilities, we collectively refer to as the “debt financing.” Subject to the satisfaction of certain customary conditions, the first lien term loan facility and second lien facility will be drawn at closing of the Merger and used by Newco to pay a portion of the aggregate Merger Consideration and related fees and expenses.

Imperva has agreed to use its reasonable best efforts to provide Newco and Merger Sub with all cooperation reasonably requested by Newco or Merger Sub to assist them in arranging the debt financing, including (1) participating in a reasonable number of meetings, (2) assisting with presentations, (3) furnishing Newco and

Merger Sub with the necessary financial information regarding Imperva and (4) taking all corporate, limited liability or other organizational actions reasonably requested by Newco to consummate the debt financing. If the Merger is not completed for any reason, Newco will reimburse Imperva for any documented and reasonable out-of-pocket costs and expenses incurred in connection with Imperva’s cooperation with obtaining the debt financing.

Although the obligation of Newco and Merger Sub to consummate the Merger is not subject to any financing condition, the Merger Agreement provides that, without Newco’s agreement, the closing of the Merger will not occur earlier than the first business day after the expiration of the marketing period, which is the first period of 15 consecutive business days after the expiration of the go-shop period and beginning on the date that Newco has received certain required financial information from Imperva in order to market the debt offering used to finance the Merger (however, if at any time during such 15 consecutive business days, any additional information required by Newco’s debt commitment letter becomes required financial information due to the passage of time, the delivery of such additional information will not terminate or restart the marketing period). Notwithstanding the foregoing, (1) if such marketing period has not been completed on or prior to December 21, 2018, such period will not be deemed to have commenced until January 3, 2019 and (2) each of November 21, 2018, November 22, 2018, November 23, 2018, January 21, 2019 and February 18, 2019 will not constitute a business day for purposes of the marketing period, provided further that the marketing period may be delayed, suspended or restarted in the event that Imperva’s financial statements constituting the required financial information are restated or audit opinions with respect thereto are revoked.

Limited Guaranty

Pursuant to the Limited Guaranty by Thoma Bravo Fund XIII, L.P. (“Guarantor”), the Guarantor has agreed to, in the aggregate, guarantee the due and punctual observance, performance and discharge of payment of certain liabilities and obligations of Newco or Merger Sub under the Merger Agreement, including (1) the termination fee of up to $140,000,000 if and when such fee is payable to Imperva pursuant to the terms of the Merger Agreement, (2) Imperva’s out-of-pocket costs and expenses in connection with legal proceedings enforcing the payment of such termination fee and (3) the reimbursement or indemnification obligations of Newco and Merger Sub in connection with any costs and expenses incurred by Imperva in connection with its cooperation with the arrangement of the debt financing. We refer to the obligations set forth in clauses (1), (2) and (3) of the preceding sentence as the “guaranteed obligations.” The maximum aggregate liability of the Guarantor under the Limited Guaranty is $141,000,000.

Subject to specified exceptions, the Limited Guaranty will terminate upon the earliest of:

•	the funding of the commitment under the equity commitment letter;

•	the Effective Time;

•

(a) with respect to clause (3) of the guaranteed obligations, the date that is 30 days following the valid termination of the Merger Agreement in accordance with its terms and (b) with respect to clauses (1) and (2) of the guaranteed obligations, the date that is 90 days following the valid termination of the Merger Agreement in accordance with its terms; unless the Company shall have delivered a written notice for payment with respect to the guaranteed obligations or shall have instituted a proceeding with respect to the Limited Guaranty, in each case prior to such 30th or 90th day, as applicable; provided that if the Merger Agreement has been so terminated and such notice has been provided, Guarantor shall have no further liability or obligation under the Limited Guaranty from and after the earliest of (x) the consummation of the closing in accordance with the terms of the Merger Agreement, including payment of the aggregate Merger Consideration in accordance with the Merger Agreement, (y) a final, non-appealable order of a court of competent jurisdiction determining that Guarantor does not owe any amount under the Limited Guaranty, and (z) a written agreement among Guarantor and Imperva terminating the obligations and liabilities of Guarantor pursuant to the Limited Guaranty; and

•	payment of the guaranteed obligations by the Guarantor, Newco or Merger Sub.

Closing and Effective Time

The closing of the Merger will take place no later than the second business day following the satisfaction or waiver in accordance with the Merger Agreement of all of the conditions to closing of the Merger (as described under the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions. However, if the marketing period (as described under the section of this proxy statement captioned “The Merger Agreement—Marketing Period”) has not ended at the time of the satisfaction or waiver of the conditions set forth in the Merger Agreement (other than conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing), then the closing will occur on the date following the satisfaction or waiver of such conditions that is the earlier to occur of (1) a business day before or during the marketing period as may be specified by Newco on no less than two business days’ prior written notice to Imperva; and (2) the first business day after the expiration of the marketing period.

Appraisal Rights

If the Merger is completed, stockholders who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares and who continuously hold such shares through the Effective Time of the Merger may be entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex C and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. All references in Section 262 of the DGCL and in this summary to a “stockholder” or a “holder of shares” are to the record holder of shares of common stock unless otherwise noted herein. Only a holder of record of shares of common stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.

Any stockholder contemplating the exercise of such appraisal rights should review carefully the provisions of Section 262, which is attached hereto as Annex C, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights.

Under Section 262, holders of shares of common stock who (1) do not vote in favor of the adoption of the Merger Agreement; (2) continuously are the record holders of such shares through the Effective Time; and (3) otherwise follow the procedures set forth in Section 262 may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. However, after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of common stock who asserted appraisal rights unless (a) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of the Company’s common stock as measured in accordance with subsection (g) of Section 262 or (b) the value of the Merger Consideration in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period; provided, however, that at any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Imperva’s notice to stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the Merger, any holder of shares of common stock who wishes to exercise appraisal rights or who wishes to preserve such holder’s right to do so should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement (without interest). Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock, Imperva believes that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel.

Stockholders wishing to exercise the right to seek an appraisal of their shares of common stock must do ALL of the following:

•	the stockholder must not vote in favor of the proposal to adopt the Merger Agreement;

•	the stockholder must deliver to Imperva a written demand for appraisal before the vote on the Merger Agreement at the special meeting;

•

the stockholder must continuously hold the shares from the date of making the demand through the Effective Time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the Effective Time); and

•

the stockholder or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds must be met.

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights should not return a blank proxy, but rather must vote against the adoption of the Merger Agreement, abstain or not vote its shares.

Filing Written Demand

Any holder of shares of common stock wishing to exercise appraisal rights must deliver to Imperva, before the vote on the adoption of the Merger Agreement at the special meeting, a written demand for the appraisal of the stockholder’s shares, and that stockholder must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A holder of shares of common stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless timely revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the special meeting may constitute a waiver of appraisal rights.

Only a holder of record of shares of common stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of common stock should be executed by or on behalf of the holder of record and must reasonably inform Imperva of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. If the shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.

STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

All written demands for appraisal pursuant to Section 262 should be addressed to:

Imperva, Inc.

Attention: General Counsel

3400 Bridge Parkway

Redwood Shores, California 94065

Any holder of shares of common stock who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to Imperva a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. However, notwithstanding the foregoing, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such stockholder’s demand for appraisal and accept the terms offered upon the Merger within 60 days after the Effective Time.

Notice by the Surviving Corporation

If the Merger is completed, within 10 days after the Effective Time, the Surviving Corporation will notify each holder of shares of common stock who has made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the adoption of the Merger Agreement that the Merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of shares of common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all Imperva stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of common stock. Accordingly, any holders of shares of common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of common stock within the time and in the manner prescribed in Section 262. The failure of a holder of common stock to file such a petition within the period specified in Section 262 could nullify the stockholder’s previous written demand for appraisal.

Within 120 days after the Effective Time, any holder of shares of common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which Imperva has received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must mail this statement to the requesting stockholder within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statement. As noted above, however, the demand for appraisal can only be made by a stockholder of record.

If a petition for an appraisal is duly filed by a holder of shares of common stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the stockholders shown on the Verified List at the addresses stated therein. Such notice will also be published at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the Delaware Court of Chancery. The costs of these notices are borne by the Surviving Corporation.

After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all Imperva stockholders who assert appraisal rights unless (a) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of our common stock as measured in accordance with subsection (g) of Section 262 or (b) the value of the Merger Consideration in respect of the shares for which appraisal rights have been pursued and perfected exceeds $1,000,000.

Determination of Fair Value

After determining the holders of common stock entitled to appraisal and that at least one of the ownership thresholds above has been satisfied in respect of the Imperva stockholders seeking appraisal rights, the Delaware

Court of Chancery will determine the “fair value” of the shares of common stock subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any point prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In Dell, Inc. v. Magnetar Global Event Driven Master Fund Ltd., 177 A.3d 1 (Del. 2017) and DFC Global Corp. v. Muirfield Value Partners, L.P., 172 A.3d 346 (Del. 2017), the Delaware Supreme Court declined to adopt a presumption favoring reliance upon the deal price in determining fair value, but noted that the deal price is one of the relevant factors to be considered, and can often be the best evidence of fair value in arm’s-length mergers with a robust sales process.

Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to, and may not in any manner address, “fair value” under Section 262 of the DGCL. Although Imperva believes that the Per Share Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Neither Imperva nor Newco anticipates offering more than the Per Share Merger Consideration to any stockholder exercising appraisal rights, and each of Imperva and Newco reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of common stock is less than the Per Share Merger Consideration. If a petition for appraisal is not timely filed or if neither of the ownership thresholds is met, then the right to an appraisal will cease.

Upon application by the Surviving Corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any holder of shares whose name appears on the Verified List and, if such shares are represented by certificates and if so required, who has submitted such stockholder’s certificates of stock to the Delaware Register in Chancery, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights or that neither of the ownership thresholds is met. The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the stockholders entitled thereto. Payment will be made to each such stockholder, in the case of holders of uncertificated stock, forthwith, and in the case of holders of shares represented by certificates, upon the surrender to the Surviving Corporation of the certificate(s) representing such stock. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal. In the absence of such an order, each party bears its own expenses.

If any stockholder who demands appraisal of his, her or its shares of common stock under Section 262 fails to perfect, or loses or successfully withdraws, such holder’s right to appraisal, the stockholder’s shares of common stock will be deemed to have been converted at the Effective Time into the right to receive the consideration payable in the Merger, without interest. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds is met or if the stockholder delivers to the Surviving Corporation a written withdrawal of the holder’s demand for appraisal and an acceptance of the consideration payable in the Merger in accordance with Section 262 of the DGCL.

From and after the Effective Time, no stockholder who has demanded appraisal rights will be entitled to vote such shares of common stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of common stock, if any, payable to stockholders as of a time prior to the Effective Time. If no petition for an appraisal is filed, if neither of the ownership thresholds is met or if the stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Per Share Merger Consideration, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder who commenced the proceeding or joined that proceeding as a named party without the approval of the court.

Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders of shares of our common stock whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

•

tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S-corporations; any other entities or arrangements classified as partnerships or pass-through entities for U.S. federal income tax purposes or investors in pass-through entities; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities that are “controlled foreign corporations” or “passive investment companies” for U.S. federal income tax purposes; or certain former citizens or long-term residents of the United States;

•	tax consequences to holders who hold their common stock as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•	tax consequences to holders that received their shares of common stock pursuant to the exercise of employee options or other compensation arrangements;

•	tax consequences to holders who own an equity interest, actually or constructively, in Newco or the Surviving Corporation following the Merger;

•	tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar;

•	tax consequences to holders who hold their common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•	any U.S. federal estate, gift or alternative minimum tax consequences; or

•	any state, local or foreign tax consequences.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of common stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

No opinion of counsel or ruling from the IRS has been or will be obtained regarding the U.S. federal income tax consequences of the Merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of common stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of common stock.

A surtax of up to 3.8% applies to so-called “net investment income” of certain U.S. citizens and residents, and to undistributed “net investment income” of certain estates and trusts. Net investment income generally includes any gain recognized on the receipt of cash in exchange for shares of common stock pursuant to the Merger. U.S. Holders should consult their own tax advisors regarding the applicability of this tax to any gain recognized pursuant to the Merger.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

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the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);

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such Non-U.S. Holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year that includes the Merger, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

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Imperva is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”) at any time within the shorter of the five-year period ending on the date of completion of the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of common stock, which we refer to as the “relevant period,” and, if shares of common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (or is deemed to own pursuant to certain attribution rules) more than 5% of our common stock at any time during the relevant period, in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Although no assurances can be given in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger.

Information Reporting and Backup Withholding

Information reporting and backup withholding (at a rate of 24%) may apply to proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form), (2) a Non-U.S. Holder that provides a certification of such holder’s foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form), or (3) a holder that otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. Each holder should consult such holder’s own tax advisor regarding the information reporting and backup withholding tax rules.

Regulatory Approvals Required for the Merger

Imperva, Newco and Merger Sub have agreed to use their reasonable best efforts to comply with all regulatory notification requirements and obtain all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement, including (1) obtaining all necessary consents, approvals and authorizations from Governmental Authorities, the expiration or termination of applicable waiting periods under the HSR Act and all other applicable Antitrust Laws and foreign investment laws in Australia and Austria and (2) obtaining all other necessary consents, waivers, approvals, orders and authorizations from Governmental Authorities, and making all registrations, declarations and filings with Governmental Authorities, in each case that are necessary to consummate the Merger. Newco and Merger Sub have agreed to use their best efforts to obtain all necessary approvals in Australia (provided that Newco and Merger Sub will not be required to amend or modify any contractual arrangement with third parties existing on the date of the Merger Agreement).

Newco, Merger Sub and Imperva also agreed not to take or fail to take any action that is intended to (or would reasonably be expected to have the effect of) preventing the consummation of the Merger, subjecting the filings under the HSR Act or with antitrust and foreign investment authorities in Austria and Australia to a “second request” or substantially equivalent review, or preventing (or delaying for more than 90 calendar days after the date of the Merger Agreement) receipt of necessary Australian foreign investment and antitrust approvals.

HSR Act and U.S. Antitrust Matters

Under the HSR Act and the rules promulgated thereunder, the Merger cannot be completed until Imperva and Newco file a notification and report form with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of waiting period following the parties’ filing of their respective HSR Act notification forms (typically a 30 day period) or the early termination of that waiting period. Imperva and Newco made the necessary filings with the FTC and the Antitrust Division of the DOJ on October 24, 2018 and early termination of the applicable waiting period under the HSR Act was granted on November 8, 2018, effective immediately.

At any time before or after consummation of the Merger, notwithstanding the expiration or termination of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary under the applicable statutes, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the expiration or termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties, or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Foreign Competition Laws

Consummation of the Merger is conditioned on approval under, or filing of notices pursuant to, the competition laws and other foreign investment laws of Austria and Australia as follows:

Austrian Antitrust Laws. Under the Austrian Cartel Act, the Merger may not be completed until the expiration of a four-week waiting period following the filing of a notification with the Austrian Federal Competition Authority (“FCA”), unless the waiting period is terminated early. The parties filed such notification with the FCA in connection with the Merger on October 24, 2018. Under the Cartel Act, the required four-week waiting period will expire if neither the FCA nor the Federal Cartel Prosecutor has lodged an appeal for “Phase II” proceedings within such four-week period. If a Phase II proceeding is undertaken, the waiting period with respect to the Merger would be extended for an additional period of up to five months. Termination of the applicable waiting period under the Austrian Cartel Act was granted on November 21, 2018, effective immediately.

Australian Antitrust Approval

Section 50 of the Competition and Consumer Act 2010 (Cth) (the “CCA”) prohibits the acquisition of shares or assets that would have the likely effect of substantially lessening competition in any Australian market. The Australian Competition & Consumer Commission (“ACCC”) is responsible for enforcing Section 50 of the CCA. The ACCC investigates proposed acquisitions either at the request of the parties or by initiating its own investigation.

There are no compulsory filing or regulatory approval requirements for clearance under Section 50. In practice, persons intending to make an acquisition often seek voluntary informal clearance. This is a process under which the ACCC provides an assurance that it does not intend to intervene in the transaction, either on an unconditional or conditional basis, including potentially requiring divestitures. There is no statutory time period within which the ACCC must make a decision; there is a pre-assessment stage (typical duration 2—4 weeks), which may lead to first-phase review (typical duration 6—12 weeks), which may lead to second-phase review (typical duration 6—12 weeks); therefore the time could range from 2—24 weeks or more, depending on the complexity of the issues. Imperva and Newco filed an application for informal clearance with the ACCC on October 24, 2018. The ACCC notified Imperva and Newco that it does not intend to conduct a public review of the Merger on November 27, 2018.

Australia Foreign Investment Review Board. Pursuant to the Foreign Acquisitions and Takeovers Act 1975 of Australia, certain acquisitions by foreign persons of Australian companies, businesses and real property assets, including the merger, must be notified to the Foreign Investment Review Board (“FIRB”) for approval by the Australian Treasurer. Newco submitted a FIRB application on October 24, 2018. The filing fee was accepted on November 20, 2018, beginning the review process.

Other Regulatory Approvals

One or more governmental agencies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, any of which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained and there may be a substantial period of time between the approval by stockholders and the completion of the Merger.

Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the Merger, including the requirement to divest assets, or require changes to the terms of the Merger Agreement. These conditions or changes could result in the conditions to the Merger not being satisfied.

THE MERGER AGREEMENT

Explanatory Note Regarding the Merger Agreement

The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. Capitalized terms used in this section but not defined in this proxy statement have the meaning ascribed to them in the Merger Agreement.

The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates; (2) were made solely for the benefit of the parties to the Merger Agreement; and (3) may be subject to important qualifications, limitations and supplemental information agreed to by Imperva, Newco and Merger Sub in connection with negotiating the terms of the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Newco and Merger Sub by Imperva in connection with the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating contractual risk between Imperva, Newco and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Imperva, Newco or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Imperva, Newco and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Imperva, our business, Newco or Merger Sub. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Imperva and our business.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, (1) Merger Sub will be merged with and into Imperva, with Imperva becoming a wholly owned subsidiary of Newco and (2) the separate corporate existence of Merger Sub will thereupon cease. From and after the Effective Time, the Surviving Corporation will possess all properties, rights, privileges, powers and franchises of Imperva and Merger Sub, and all of the debts, liabilities and duties of Imperva and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

The parties will take all necessary action to ensure that, effective as of, and immediately following, the Effective Time, the board of directors of the Surviving Corporation will consist of the directors of Merger Sub at the Effective Time, to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified. From and after the Effective Time, the officers of Merger Sub at the Effective Time will be the officers of the Surviving Corporation, until their successors are duly appointed. At the Effective Time, the certificate of incorporation of Imperva as the Surviving Corporation will be amended to read substantially identically to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, and the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will become the bylaws of the Surviving Corporation, until thereafter amended.

Closing and Effective Time

Closing will take place no later than the second business day following the satisfaction or waiver of all conditions to closing of the Merger (described below under the section of this proxy statement captioned “The Merger Agreement—Conditions to the Closing of the Merger”) (other than those conditions to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions at the closing) or such other time agreed to in writing by Newco and Imperva, except that if the marketing period (described below under the caption “The Merger Agreement — Marketing Period”) has not ended as of the time described above, Closing will occur following the satisfaction or waiver of such conditions on the earlier of (1) a business day before or during the marketing period as may be specified by Newco on no less than two business days’ notice to Imperva and (2) the first business day after the expiration of the marketing period. Concurrently with Closing, the parties will file a Certificate of Merger with the Secretary of State for the State of Delaware as provided under the DGCL. The Merger will become effective upon the filing of the Certificate of Merger, or at such later time as is agreed by the parties and specified in the Certificate of Merger.

Marketing Period

The marketing period means the first period of 15 consecutive business days after the expiration of the go-shop period and beginning on the date that Newco has received certain required financial information from Imperva in order to market the debt offering used to finance the Merger (however, if at any time during such 15 consecutive business days, any additional information required by Newco’s debt commitment letter becomes required financial information due to the passage of time, the delivery of such additional information will not terminate or restart the marketing period). Notwithstanding the foregoing, (1) if such marketing period has not been completed on or prior to December 21, 2018, such period will not be deemed to have commenced until January 3, 2019 and (2) each of November 21, 2018, November 22, 2018, November 23, 2018, January 21, 2019 and February 18, 2019 will not constitute a business day for purposes of the marketing period, provided further that the marketing period may be delayed, suspended or restarted in the event that Imperva’s financial statements constituting the required financial information are restated or audit opinions with respect thereto are revoked.

Merger Consideration

Common Stock

At the Effective Time, each outstanding share of our common stock (other than shares owned by (1) Newco, Merger Sub or Imperva, or by any direct or indirect wholly owned subsidiary of Newco, Merger or Imperva and (2) stockholders who are entitled to and who properly exercise appraisal rights under the DGCL) will be converted into the right to receive the Per Share Merger Consideration (which is $55.75 per share, without interest and less any applicable withholding taxes). All shares converted into the right to receive the Per Share Merger Consideration will automatically be cancelled at the Effective Time.

Outstanding Equity Awards

As a result of the Merger, the treatment of Company Options, RSUs and PRSUs that are outstanding immediately prior to the Effective Time will be as follows:

Options

To the extent not exercised prior to the Effective Time, each outstanding vested Company Option (including any Company Option that vests in connection with the Merger) will be cancelled and converted into the right to receive an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the Option Consideration, to be paid as soon as practicable (and in no event more than 10 business days) following the Closing.

Each unvested Company Option outstanding as of immediately prior to the Effective Time (and that will not vest in connection with the Merger) will be cancelled and converted into the contingent right to receive an amount in cash (without interest and subject to deduction for any required withholding tax), equal to the Contingent Option Consideration. The Contingent Option Consideration will be subject to the holder remaining continuously employed with the Surviving Corporation and satisfaction of the Original Vesting Conditions. The Option Consideration will be paid in a cash payment without interest and less any required holding taxes as soon as practicable (and in no event more than the later of (x) 10 business days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the Original Vesting Conditions.

Each outstanding Company Option with an exercise price per share equal to or greater than $55.75 per share will be cancelled without consideration upon the Effective Time.

Restricted Stock Units and Performance-Based Restricted Stock Units

Each vested RSU (including each vested PRSU) outstanding as of immediately prior to the Effective Time (including any RSU that becomes a vested RSU in connection with the Merger) will be cancelled and converted into the right to receive an amount in cash (without interest and less any required withholding tax) equal to the RSU Consideration, to be paid as soon as practicable (and in no event more than 10 business days) following the Closing.

Each unvested RSU (including each unvested PRSU) outstanding immediately prior to the Effective Time (and that will not vest in connection with the Merger), will be cancelled and converted into the contingent right to receive an amount in cash (without interest and subject to deduction for any required withholding) equal to the Contingent RSU Consideration. The Contingent RSU Consideration will be subject to the holder remaining continuously employed with the Surviving Corporation and satisfaction of the Original Vesting Conditions. As soon as practicable (and in no event more than the later of (x) 10 business days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the Original Vesting Conditions, the applicable portion of the Contingent RSU Consideration will be paid without interest and less any required withholding taxes.

For PRSUs, the level of achievement of the applicable performance metrics will be determined by our Board (or a committee thereof) in accordance with the Company Equity Incentive Plan and the applicable PRSU agreement (provided, however, that such level of achievement will not exceed the greater of (1) target performance and (2) the actual achievement of the performance goals attributable to such PRSUs) as of immediately prior to the Effective Time, and, upon such determination, the resulting vested PRSUs and unvested PRSUs will be treated as vested RSUs and unvested RSUs respectively.

Treatment of Purchase Rights under the 2011 Employee Stock Purchase Plan

The compensation committee of our Board has taken all actions with respect to the ESPP that are necessary to provide that (1) with respect to the offering period in progress as of October 10, 2018 under the ESPP (the “Final Offering Period”), all outstanding purchase rights under the Final Offering Period will automatically be exercised, in accordance with the terms of the ESPP, upon the earlier of (x) immediately prior to the Effective Time and (y) the last day of such Offering Period (as defined in the ESPP) (the “Offering Period End Date”), and (2) the Offering Period End Date will constitute the last day of the Final Offering Period for purposes of determining the purchase price pursuant to the ESPP. Imperva will cause the amount credited to each participant’s account under the ESPP as of the Offering Period End Date to be applied to purchase the number of shares of our common stock that could be purchased with such amount on such date pursuant to the ESPP. Our

Board has taken all such actions as are required to provide that, with respect to the ESPP: (1) no individuals will be permitted to newly enroll in the ESPP following October 10, 2018, and (2) no existing participants will be permitted to increase their respective rates of deductions and purchases (including nonpayroll contributions) following October 10, 2018. Imperva will terminate the ESPP in its entirety effective as of immediately prior to the Effective Time. For the avoidance of doubt (x) Imperva will not be permitted to extend any offering period under the ESPP that is outstanding as of October 10, 2018, (y) all shares of our common stock purchased in the Final Offering Period will be cancelled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the terms and conditions of the Merger Agreement and (z) no offering period under the ESPP will commence from and after the Offering Period End Date. The final offering period under the ESPP ended on November 15, 2018, and the corresponding purchase of shares under the ESPP was completed on that date.

Exchange and Payment Procedures

Prior to Closing, Newco will select a bank or trust company, which we refer to as the “payment agent,” to make payments of the Merger Consideration to stockholders. On the Closing Date, Newco will deposit or cause to be deposited with the payment agent cash sufficient to pay the aggregate Merger Consideration to stockholders.

Promptly following the Effective Time (and in any event within three business days), the payment agent will send to each holder of record of shares of common stock a letter of transmittal and instructions advising stockholders how to surrender stock certificates (if any) and book-entry shares in exchange for their portion of the Merger Consideration. Upon receipt of (1) surrendered certificates (or affidavits of loss in lieu thereof) or a receipt of an “agent’s message” for book-entry shares representing the shares of common stock and (2) a signed letter of transmittal and such other documents as may be required pursuant to such instructions, the holder of such shares will be entitled to receive their portion of the Merger Consideration in exchange therefor. The amount of any Merger Consideration paid to the stockholders may be reduced by any applicable withholding taxes.

If any cash deposited with the payment agent is not claimed within one year following the Effective Time, such cash will be returned to Newco, upon demand, and any holders of common stock who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to Newco as general unsecured creditor for payment of the Merger Consideration. Any cash deposited with the payment agent that remains unclaimed two years following the Effective Time (or such earlier date as is immediately prior to the time at which such amounts would otherwise become property of a Governmental Authority) will, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interest of any person previously entitled thereto.

The letter of transmittal will include instructions if a stockholder has lost a share certificate or if such certificate has been stolen or destroyed. In the event any certificates have been lost, stolen or destroyed, then before such stockholder will be entitled to receive the Merger Consideration, such stockholder will have to make an affidavit of the loss, theft or destruction, and if required by Newco or the payment agent, deliver a bond in such amount as Newco or the payment agent may direct as indemnity against any claim that may be made against it with respect to such certificate.

Representations and Warranties

The Merger Agreement contains representations and warranties of Imperva, Newco and Merger Sub.

Some of the representations and warranties in the Merger Agreement made by Imperva are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the Merger Agreement, “Company Material Adverse Effect” means, with respect to Imperva, any fact, event, violation, inaccuracy, circumstance, change or effect that, individually or when taken together with all other such facts, events, violations, inaccuracies, circumstances, changes or effects that, individually or when taken together with all other effects that exist or have occurred prior to or at the date of determination of the occurrence of the Company Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, operations, financial condition or results of operations of Imperva and its subsidiaries taken as a whole; provided, however, that in no event will any effect directly or indirectly resulting from any of the following, either alone or in combination, and whether directly or indirectly, be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:

•	general economic or political conditions in the United States or any other country or region in the world;

•	conditions in the industries in which Imperva or any of its subsidiaries conduct business;

•	changes in applicable law or GAAP or the interpretations thereof;

•	acts of war, terrorism or sabotage;

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

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the public announcement or pendency of the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement, including any loss of, or adverse change in, the relationship of the Imperva or any of its subsidiaries with its employees, customers, partners or suppliers to the extent related thereto;

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any failure by Imperva to meet published analysts’ estimates, projections or forecasts of revenues, earnings or other financial or business metrics, in and of itself, or any failure by Imperva to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause(s) of any such failure may be taken into consideration);

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any decline in the market price or change in the trading volume of our common stock, in and of itself (it being understood that the underlying cause(s) of any such failure may be taken into consideration);

•	any action taken pursuant to the terms of the Merger Agreement or the failure to take any action prohibited by the terms of the Merger Agreement;

•	any action taken at the request of Newco or with the prior consent or approval of Newco;

•	the availability or cost of equity, debt or other financing to Newco, Merger Sub or the Surviving Corporation;

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any legal proceedings made or brought by any of the current or former stockholders of Imperva (on their own behalf or on behalf of Imperva) against Imperva, including those arising out of the Merger or in connection with any other transactions contemplated by the Merger Agreement; and

•	the matters set forth in the confidential disclosure letter delivered to Newco and Merger Sub.

Notwithstanding the foregoing, if any of the first five items described in the above bullet points has or would reasonably be expected to have a materially disproportionate adverse effect on Imperva relative to other companies of a similar size operating in the industries in which Imperva and its subsidiaries conduct business, they shall not be per se excluded from a determination of whether a Company Material Adverse Effect has occurred.

In the Merger Agreement, Imperva has made customary representations and warranties to Newco and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	due organization, valid existence, good standing and authority and qualification to conduct business with respect to Imperva and its subsidiaries;

•	Imperva’s corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

•	the necessary approval of our Board;

•	the inapplicability of anti-takeover statutes to the Merger;

•	the rendering of Qatalyst Partners’ fairness opinion to our Board;

•	the necessary vote of stockholders in connection with the Merger Agreement;

•	required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any conflict, violation or material alteration of any organizational documents, existing contracts, applicable laws to Imperva or its subsidiaries or the resulting creation of any lien upon Imperva’s assets due to the performance of the Merger Agreement;

•	the capital structure of Imperva as well as the ownership and capital structure of its subsidiaries;

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the absence of any contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any securities of Imperva;

•	the accuracy and required filings of Imperva’s and its subsidiaries’ SEC filings and financial statements;

•	Imperva’s disclosure controls and procedures;

•	Imperva’s internal accounting controls and procedures;

•	the absence of specified undisclosed liabilities;

•	the conduct of the business of Imperva and its subsidiaries in the ordinary course of business since June 30, 2018 and the absence of a Company Material Adverse Effect since January 1, 2018;

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the existence and enforceability of specified categories of Imperva’s material contracts, and any notices with respect to violation or breach of or default thereunder or intention to terminate or modify those material contracts;

•	Imperva’s compliance with laws and possession of necessary permits;

•	legal proceedings and orders;

•	tax matters;

•	employee benefit plans;

•	labor matters;

•	real property owned, leased or subleased by Imperva and its subsidiaries;

•	personal property of Imperva;

•	trademarks, patents, copyrights and other intellectual property matters;

•	insurance matters;

•	absence of any transactions, relations or understandings between Imperva or any of its subsidiaries and any affiliate or related person;

•	payment of fees to brokers in connection with the Merger Agreement;

•	Imperva’s contracts with governmental authorities;

•	export controls matters and compliance with anti-bribery laws;

•	Imperva’s indebtedness; and

•	environmental matters.

In the Merger Agreement, Newco and Merger Sub have made customary representations and warranties to Imperva that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	due organization, good standing and authority and qualification to conduct business with respect to Newco and Merger Sub and availability of these documents;

•	Newco’s and Merger Sub’s corporate authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement;

•	required consents and regulatory filings in connection with the Merger Agreement;

•	the absence of any conflict, violation or material alteration of any organizational documents, or applicable laws due to the performance of the Merger Agreement;

•	ownership of capital stock of Newco and Merger Sub;

•	the absence of any stockholder or management arrangements related to the Merger;

•	the absence of litigation;

•	the solvency of Newco and the Surviving Corporation following the consummation of the Merger and the transactions contemplated by the Merger Agreement;

•	matters with respect to Newco’s financing and sufficiency of funds;

•	delivery and enforceability of the Limited Guaranty; and

•	reliance upon Newco and Merger Sub’s independent investigation of Imperva’s business, operations and financial condition.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.

Conduct of Business Pending the Merger

The Merger Agreement provides that, except as (1) expressly contemplated by the Merger Agreement; (2) as disclosed in the confidential disclosure letter to the Merger Agreement; or (3) approved by Newco (which approval will not be unreasonably withheld, conditioned or delayed), during the period of time between the date of the signing of the Merger Agreement and the Effective Time, Imperva will, and will cause each of its subsidiaries to:

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subject to the restrictions and exceptions in the Merger Agreement, carry on its business in all material respects in the usual, regular and ordinary course in substantially the same manner as conducted prior to signing the Merger Agreement; and

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use its commercially reasonable efforts, consistent with past practices and policies, to (1) preserve intact its business and operations in all material respects, (2) keep available the services of its directors, officers and employees and (3) preserve its current relationships with material customers, suppliers, distributors, licensors and licensees, as well as governmental agencies, applicable regulatory authorities and others with which it has significant business dealings.

In addition, Imperva has also agreed that, except as (1) expressly contemplated by the Merger Agreement; (2) disclosed in the confidential disclosure letter to the Merger Agreement; or (3) approved in advance by Newco in writing (which approval will not be unreasonably withheld, conditioned or delayed), during the period of time between the date of the signing of the Merger Agreement and the Effective Time, Imperva will not, and will not permit each of its subsidiaries to, among other things:

•	amend the organizational documents of Imperva or any of its subsidiaries;

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issue, sell, or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any securities of Imperva or any of its subsidiaries, except for (1) the issuance and sale of shares of our common stock pursuant to awards outstanding prior to October 10, 2018, (2) subject to certain restrictions, under the ESPP issuable in accordance with the terms of the ESPP as of October 10, 2018, (3) issuances or sales of securities of Imperva’s subsidiaries to Imperva or another wholly owned subsidiary of Imperva or (4) grants of shares of our common stock pursuant to awards as described in the confidential disclosure letter to the Merger Agreement (provided that such awards will not be subject to or include any acceleration of vesting conditions in connection with the Merger or the transactions contemplated by the Merger Agreement);

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acquire or redeem, directly or indirectly, or amend any securities of Imperva or its subsidiaries, other than (1) the acquisition by Imperva of shares of our common stock in connection with the surrender of shares of our common stock in order to pay all or a portion of the exercise price of the Company Options, (2) the withholding of shares of our common stock to satisfy all or a portion of any tax obligations with respect to awards of shares of our common stock and (3) the acquisition of awards of shares of our common stock in connection with the forfeiture of such awards;

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other than cash dividends made by a subsidiary of Imperva to Imperva or another of Imperva’s subsidiaries, (1) split, combine or reclassify any shares of Imperva’s capital stock, (2) declare, set aside or pay any dividend or other distribution, or (3) make any other actual, constructive or deemed distribution in respect of shares of Imperva’s capital stock;

•	liquidate, dissolve or reorganize, or adopt a plan to do so;

•	incur, assume or suffer certain types of indebtedness or issue any debt securities;

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except as may be required by the existing terms of any Employee Plan or Contract (each as defined in the Merger Agreement) in effect as of October 10, 2018 or by applicable law, (1) enter into, adopt, amend (including acceleration of vesting), modify or terminate any bonus, profit sharing, compensation, severance, termination, option, restricted stock, restricted stock unit, appreciation right, performance unit, stock equivalent, share purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the compensation, benefit or welfare of (a) any director or officer, or, (b) other than in the ordinary course of business, any consultant, independent contractor or employee (including offer letters with new employee hires and new contractor or consultant engagements in the ordinary course of business), in each case, in any manner, (2) increase in any manner the compensation or benefits of (a) any director or officer or (b) other than in the ordinary course of business consistent with past practice, any employee who is Vice President level and below (other than a Vice President level employee who is a direct report to Imperva’s Chief Executive Officer), (3) pay any special bonus or special remuneration to any director, officer, consultant, independent contractor or employee, or (4) pay any benefit not required by or made pursuant to any plan or arrangement as in effect as of October 10, 2018 other than in the ordinary course of business consistent with past practice;

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make deposits or contributions of cash or property to secure the payment of compensation or benefits under employee plans other than deposits and contributions that are required under the terms of those plans;

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acquire, sell, lease, abandon (other than in Imperva’s reasonable business discretion), license or dispose of any property or assets except in connection with the marketing, development, manufacturing, sale, distribution, support or maintenance of Imperva’s products and services currently marketed, sold, licensed, provided or distributed by Imperva, or for grants of non-exclusive licenses to intellectual property rights in the ordinary course of business;

•	change accounting principles or practices;

•	change tax elections, settle any tax claims or fail to pay material taxes as they become due and payable;

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enter into new leases or subleases involving payments of more than $250,000 in the aggregate per year or modify existing leases and subleases (other than renewals of a lease or sublease which is terminable upon three months or less or which involves payments of no more than $100,000 in the aggregate per year);

•	acquire by merger, consolidation or acquisition of stock or assets, any other person or entity or any equity interest therein;

•	enter into or renew material contracts or amend the terms of any material contract (other than in the ordinary course of business);

•	incur any new capital expenditures, individually or in the aggregate, in excess of $4,000,000 per fiscal quarter for each quarter beginning January 1, 2019;

•	settle litigation involving Imperva;

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disclose, deliver, license, escrow or otherwise make available any (1) Technology or Trade Secrets of Imperva to any person (other than pursuant to a written confidentiality agreement or agreement containing confidentiality provisions, in each case, entered into in the ordinary course of business and with reasonable protections of, and preserving all rights of Imperva and its subsidiaries in and to such Technology and/or Trade Secrets) or (2) source code for Imperva’s Software or Imperva’s products and services currently marketed, sold, licensed, provided or distributed by Imperva to any person (other than employees, consultants and independent contractors who require such source to perform his or her duties for Imperva or its subsidiaries and are subject to a written confidentiality agreements to reasonably protect against unauthorized disclosure of such source code); or

•	enter into agreements to do any of the foregoing.

Alternative Acquisition Proposals

For a period of 45 days following October 10, 2018 (such period, the “Go-Shop Period”), Imperva and its representatives and subsidiaries were permitted to:

•	solicit, initiate, encourage and facilitate any inquiry, discussion, offer or request that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

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grant a waiver under or terminate any “standstill” or similar obligation of any third party with respect to Imperva or any of its subsidiaries solely to allow such third party to submit an Acquisition Proposal in accordance with the Merger Agreement; and

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engage in discussions and negotiations with, and furnish non-public information relating to Imperva and its subsidiaries, and afford access to the books and records of Imperva and its subsidiaries to any third party in connection with an Acquisition Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to an Acquisition Proposal, so long as prior to furnishing such non-public information or affording such access, Imperva has entered into a permitted confidentiality agreement with such third party and has previously provided or made available (or provides or makes available within one business day) all such information, and affords such access, to Newco.

Upon the expiration of the Go-Shop Period, Imperva and its subsidiaries immediately ceased and caused to be terminated, and will not authorize or knowingly permit any of Imperva’s or its Subsidiaries’ representatives to continue, any and all existing activities, discussions or negotiations with any third party conducted prior to the expiration of the Go-Shop Period with respect to any Acquisition Proposal or Acquisition Transaction (other than with respect to each Excluded Party only for so long as such person is and remains an Excluded Party) to any physical or electronic dataroom (other than as otherwise permitted by the Merger Agreement).

From and after the expiration of the Go-Shop Period until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Imperva has agreed not to, and to cause its subsidiaries and its and their respective representatives not to (other than with respect to Excluded Parties for so long as such person is and remains an Excluded Party):

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solicit, initiate, knowingly encourage, knowingly facilitate or knowingly induce the making, submission or announcement of any inquiry, offer or proposal that would be reasonably likely to lead to an Acquisition Proposal or Acquisition Transaction;

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furnish to any person (other than to Newco, Merger Sub or any designees of Newco or Merger Sub) any non-public information relating to Imperva or any of its subsidiaries or afford access to the business, properties, assets, books or records of Imperva or its subsidiaries, in each case in connection with an Acquisition Proposal or Acquisition Transaction or under circumstances reasonably likely to lead to an Acquisition Proposal or Acquisition Transaction, or take any other action intended to assist or facilitate the making of any Acquisition Proposal or any inquiry, offer or proposal that would be reasonably likely to lead to an Acquisition Proposal or acquisition transaction;

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participate or engage in discussions or negotiations with any person (other than to Newco, Merger Sub or any designees of Newco or Merger Sub) regarding an Acquisition Proposal or Acquisition Transaction (other than solely to inform such person of these restrictions);

•	approve, endorse or recommend an Acquisition Proposal or Acquisition Transaction; or

•	enter into any letter of intent, memorandum of understanding or other contract relating to an Acquisition Proposal or Acquisition Transaction, other than certain permitted confidentiality agreements.

Notwithstanding the restriction described above, prior to the adoption of the Merger Agreement by Imperva’s stockholders, Imperva may provide information to, and engage or participate in negotiations or substantive discussions with (1) any Excluded Party (only for so long as such person is and remains an Excluded Party) and (2) a person regarding an Acquisition Proposal if our Board determines in good faith after consultation with its financial advisor and its outside legal counsel that such proposal is a Superior Proposal or would reasonably be likely to lead to a Superior Proposal; provided that (a) our Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, (b) Imperva already has entered into, or enters into, an acceptable confidentiality agreement with such third party, (c) Imperva notifies Newco of the identity of such person and provides Newco all terms and conditions of such Acquisition Proposal (and if in written form, a copy thereof) (unless such disclosures are expressly prohibited by existing confidentiality agreements, in which case Imperva will notify Newco that is has received an Acquisition Proposal and provide Newco with a description of the withheld information), and (d) if Imperva furnishes non-public information to the third party which Newco has not yet received, it will furnish such information to Newco contemporaneously or within 24 hours.

For purposes of this proxy statement and the Merger Agreement:

“Acquisition Proposal” means any offer, proposal or indication of interest (other than an offer or proposal by Newco or Merger Sub) relating to any Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving:

(1) any acquisition or purchase by any third party, directly or indirectly, of more than 20% of any class of outstanding voting or equity securities of Imperva, or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any third party beneficially owning more than 20% of any class of outstanding voting or equity securities of Imperva;

(2) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving Imperva and a third party pursuant to which the stockholders of Imperva immediately preceding such transaction hold less than 80% of the equity interests in the surviving or resulting entity of such transaction;

(3) any sale, lease (other than in the ordinary course of business), exchange, transfer or other disposition to a third party of more than 20% of the consolidated assets, revenue or net income of Imperva and its subsidiaries (with assets being measured by the fair market value thereof); or

(4) any combination of the foregoing.

“Excluded Party” means any third party from which Imperva or its representatives received during the Go-Shop Period a bona fide written Acquisition Proposal that: (1) remains pending as of, and has not been withdrawn prior to, the expiration of the Go-Shop Period; and (2) our Board reasonably determines in good faith, after consultation with Imperva’s financial and legal advisors, constitutes or would be reasonably likely to lead to a Superior Proposal. For the avoidance of doubt, a third party that is determined to be an Excluded Party pursuant to the foregoing will cease to be an Excluded Party at such time as our Board determines in good faith that such Excluded Party’s Acquisition Proposal no long constitutes or would no longer be reasonably likely to lead to a Superior Proposal in light of the facts and circumstances available to, or known by, our Board.

“Superior Proposal” means any written Acquisition Proposal made by a third party after October 10, 2018 that (1) was not solicited in violation of the non-solicitation provisions of the Merger Agreement and (2) our Board determines in good faith (after consultation with its financial advisor and its outside legal counsel, and after taking into account the terms and conditions of such Acquisition Proposal, including the financial, legal, regulatory and other aspects of such Acquisition Proposal) is more favorable to Imperva’s stockholders than the transactions contemplated by the Merger Agreement and is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing) and the identity of the third party making the proposal and other aspects of the Acquisition Proposal that our Board deems relevant. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “(50%.”

The Board of Directors’ Recommendation; Company Board Recommendation Change

As described above, and subject to the provisions described below, our Board has made the recommendation that the holders of shares of common stock vote “FOR” the proposal to adopt the Merger Agreement. The Merger Agreement provides that our Board will not effect a company board recommendation change except as described below.

Prior to the adoption of the Merger Agreement by stockholders, our Board may not (with any action described in the following being referred to as a “company board recommendation change”):

•

fail to make, withdraw, amend, modify or qualify the company board recommendation in a manner that is adverse to Newco, or publicly propose to withhold, withdraw, amend, modify or qualify the company board recommendation in a manner that is adverse to Newco, or publicly propose to do so;

•	approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, an Acquisition Proposal or Acquisition Transaction;

•	fail to include the company board recommendation in this proxy statement; or

•

fail to publicly recommend against any Acquisition Proposal or Acquisition Transaction subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within 10 business days after the commencement of such Acquisition Proposal or Acquisition Transaction.

In addition, our Board may only effect a company board recommendation change in response to a bona fide Acquisition Proposal that our Board has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal if:

•	the bona fide written Acquisition Proposal was not solicited in violation of Imperva’s non-solicitation obligations under the Merger Agreement;

•

our Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal is a Superior Proposal (which determination and any public announcement thereof will not constitute a company board recommendation change);

•

Imperva has provided prior written notice to Newco at least four business days in advance to Newco of its intention to effect a company board recommendation change (which notice will include the most current version of the proposed definitive agreement and, to the extent not included therein, all material terms and conditions of such Superior Proposal and the identity of the person making such Superior Proposal);

•

prior to effecting such company board recommendation change or termination, Imperva and its representatives, during the four business day notice period describe above, has negotiated with Newco and its representatives in good faith (to the extent that Newco desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and

•

our Board determined (after consultation with its outside legal counsel and after considering any counter-offer or proposal made by Newco) that, in light of such Superior Proposal, the failure to effect a company board recommendation change would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

Our Board may also effect a company board recommendation change upon the occurrence of an intervening event if (and only if) our Board determines (after consultation with its outside legal counsel) that the failure to effect a company board recommendation change in response to such intervening event would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, and:

•

Imperva has provided prior written notice to Newco at least four business days in advance of its intention to effect a company board recommendation change for the intervening event (which notice will include the reason (in reasonable detail) for such company board recommendation change); and

•

prior to effecting such company board recommendation change, Imperva during such four business day period must have negotiated with Newco in good faith (to the extent that Newco desires to so negotiate) to make modifications to the terms and conditions of the Merger Agreement so that our Board (or a committee thereof) no longer determines that the failure to make a company board recommendation change in response to such intervening event would reasonably be expected to be inconsistent with its fiduciary obligations under applicable law.

For purposes of this proxy statement and the Merger Agreement, an “intervening event” means any material fact, event, change, development or circumstance occurring or arising after October 10, 2018 not known or reasonably foreseeable by our Board as of October 10, 2018, which material fact, event, change, development or circumstance becomes known to our Board prior to the requisite affirmative vote of the stockholders and that affects, or would reasonably be likely to affect, in a material manner the business, assets, properties, liabilities, results of operations or financial condition of Imperva and its subsidiaries, taken as a whole, provided that, in no event will the receipt, existence or terms of an Acquisition Proposal or Acquisition Transaction, or any inquiry, indication of interest, proposal or offer that would be reasonably likely to lead to an Acquisition Proposal or Acquisition Transaction, or the consequences thereof, constitute an intervening event.

Employee Benefits

Newco has acknowledged that a “change of control” (or similar phrase) within the meaning of the Employee Plans (as defined in the Merger Agreement), as applicable, will occur as of the Effective Time, as applicable.

As of the Effective Time, the Surviving Corporation will (and Newco will cause the Surviving Corporation to) employ the employees of Imperva and its subsidiaries who are employed as of immediately prior to the Effective Time (the “continuing employees”). For a period of one year following the Effective Time (or, if earlier, the date of termination of employment of the relevant continuing employee), the Surviving Corporation will (and Newco will cause the Surviving Corporation to) either (1) maintain for the benefit of each continuing employee the Employee Plans (as defined in the Merger Agreement) (other than equity based benefits and individual employment agreements not providing for severance) and any other employee benefit plans or other compensation (including base salary or wages, short-term incentive bonuses based on a performance period of 12 months or less and commissions, but not including equity based compensation) and severance arrangements of the Surviving Corporation or any of its subsidiaries (other than equity-based plans and individual employment agreements not providing for severance) (together, the “Company Plans”) at benefit levels that are no less than those in effect at the Imperva or its subsidiaries on October 10, 2018, and provide compensation and benefits to each continuing employee under such Company Plans, or (2) provide compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) to each continuing employee that, taken as a whole, are no less favorable in the aggregate than the compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) provided to such continuing employee immediately prior to the Effective Time (“Comparable Plans”), or (3) provide some combination of (1) and (2) above such that each continuing employee receives compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) that, taken as a whole, are no less favorable in the aggregate than the compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) provided to such continuing employee immediately prior to the Effective Time. The Surviving Corporation will (and Newco will cause the Surviving Corporation to) provide each continuing employee who incurs a termination of employment during the one-year period immediately following the Effective Time with severance benefits that are no less favorable than the severance benefits to which such employees would have been entitled with respect to such termination under the severance policies or arrangement of Imperva and its subsidiaries and employment agreements covering continuing employees as in effect immediately prior to the Effective Time.

To the extent that a Company Plan or a Comparable Plan is made available to any continuing employee on or following the Effective Time, the Surviving Corporation will (and Newco will cause the Surviving Corporation to) grant any continuing employee credit for all service with Imperva and its subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement but not including any defined benefit pension plan or similar arrangement or for any purpose under any equity or equity-based plan). However, such service need not be credited to the extent that it would result in duplication of coverage or benefits or was not credited for the same purpose with respect to such continuing employee under the analogous Employee Plan (as defined in the Merger Agreement) immediately prior to the Effective Time. In addition, (1) each continuing employee will be immediately eligible to participate, without any waiting time, in any and all employee benefit plans sponsored by the Surviving Corporation and its subsidiaries (other than the Company Plans) (such plans, collectively, the “New Plans”) to the extent coverage under any such New Plan replaces coverage under a comparable Company Plan in which such continuing employee participates immediately before the Effective Time (such plans, collectively, the “Old Plans”), (2) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any continuing employee, the Surviving Corporation will cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such continuing employee and his or her covered dependents to the extent waived for such person under the analogous Employee Plan immediately prior to the Closing Date, and the Surviving Corporation will cause any eligible expenses incurred by such continuing employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be given full credit under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such continuing employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan, and (3) credit the accounts of such continuing employees under any New Plan which is a flexible spending plan with any unused balance in the account of such continuing employee under the applicable Company Plan. Any vacation or paid time off accrued but unused by a continuing employee as of immediately prior to the Effective Time will be credited to such continuing employee following the Effective Time, and will not be subject to accrual limits or other forfeitures that were not applicable as of the Effective Time.

To the extent that a continuing employee is eligible to receive an annual bonus for calendar year 2018 or quarterly bonus for the fourth quarter of calendar year 2018 (“2018 Bonuses”), payable in cash and based on Imperva’s achievement of performance criteria (1) the level of achievement of the applicable performance metrics will be determined in good faith by our Board or a committee thereof as of immediately prior to the Effective Time and (2) provided that the continuing employee remains employed by Imperva as of immediately prior to the Closing Date, the Surviving Corporation will pay (and Newco will cause the Surviving Corporation to pay) such 2018 bonuses.

Imperva and Newco or any subsidiary of Newco will use their reasonable best efforts to mitigate and/or minimize the impact of the tax consequences of Section 280G of the Code (including as a result of the Merger under all employment, severance and termination agreements, other compensation arrangement and employee plans) on any individual that is regarded as a “disqualified individual” (as such term is defined in proposed Treasury Regulation Section 1.280G-1) and in connection therewith Imperva is permitted to accelerate certain equity awards held by Mr. Hylen (relating to no more than 15,000 shares) and Mr. Burns (relating to no more than 900 shares). It is the Company’s current intent that no such acceleration will occur for Mr. Hylen and that acceleration with respect to 900 shares for Mr. Burns will occur prior to December 31, 2018.

Efforts to Close the Merger

Under the Merger Agreement, Newco, Merger Sub and Imperva agreed to use reasonable best efforts to take (or cause to be taken) all actions, and to do (or cause to be done), all things necessary, proper, or advisable to consummate and make effective the Merger and the other transactions contemplated thereunder, including using their reasonable best efforts to comply with all regulatory notification requirements and obtain all regulatory approvals required to consummate the merger and the other transactions contemplated by the Merger Agreement. Additionally, under the Merger Agreement, Newco, Merger Sub, and Imperva agreed, if and to the extent necessary to obtain clearance under the HSR Act any other antitrust laws applicable to the Merger, to (1) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, any restrictions on the activities of Newco, Merger Sub, and Imperva and (2) contest, defend and appeal any legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the Merger. Furthermore, Newco and Merger Sub agreed to use their best efforts to obtain all necessary antitrust authorities in Austria and Australia and foreign investment authorities in Australia (other than amending or modifying any contractual obligations with third parties existing on October 10, 2018). Newco, Merger Sub and Imperva also agreed not to take any action that is intended to (or would reasonably be expected to have the effect of) preventing the consummation of the Merger, subjecting the filings under the HSR Act or with antitrust and foreign investment authorities in Austria and Australia to a “second request” or substantially equivalent review, or preventing (or delaying for more than 90 calendar days after the date of the Merger Agreement) receipt of necessary Australian foreign investment and antitrust approvals.

However, neither Newco, Merger Sub, nor Imperva is required to sell, divest, license or otherwise dispose of any capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, products or businesses of Newco or Merger Sub (or their respective Affiliates), on the one hand, and Imperva and its

Subsidiaries, on the other hand. Additionally, neither Newco nor Merger Sub (nor their respective Affiliates) is required to take any action that, individually or in the aggregate, would reasonably be expected to have a material and adverse impact on the reasonably expected benefits to Newco or Merger Sub (or their respective Affiliates) of completing the Merger.

Indemnification and Insurance

The Merger Agreement provides that, during the six year period commencing at the Effective Time, the Surviving Corporation and its subsidiaries will (and Newco will cause the Surviving Corporation and its subsidiaries to) (1) honor and fulfill in all respects the obligations of Imperva and its subsidiaries under the DGCL, their respective organizational documents and any and all indemnification agreements between Imperva or any of its subsidiaries, on the one hand, and the current or former directors or officers of Imperva or Imperva’s subsidiaries, on the other hand (including any person that becomes a director or officer of Imperva or its subsidiaries prior to the Effective Time), and (2) include in the certificates of incorporation and bylaws (and similar organizational documents) of Imperva and its subsidiaries provisions with respect to indemnification, exculpation and the advancement of expenses that are no less favorable then those set forth in Imperva’s current certificate of incorporation and bylaws, for a period of six years from the Effective Time.

In addition, the Merger Agreement provides that, during the six year period commencing at the Effective Time, the Surviving Corporation will (and Newco must cause the Surviving Corporation to) indemnify and hold harmless each current or former director or officer of Imperva or Imperva’s subsidiaries, to the fullest extent permitted by law, from and against all costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding arising, directly or indirectly, out of or pertaining, directly or indirectly, to (1) any action or omission, or alleged action or omission, in such indemnified person’s capacity as a director or officer of Imperva or Imperva’s subsidiaries or other affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (2) any of the transactions contemplated by the Merger Agreement. The Merger Agreement also provides that the Surviving Corporation will (and Newco must cause the Surviving Corporation to) pay all fees and expenses (including fees and expenses of any counsel) as incurred by any such indemnified person in the defense of such legal proceeding.

In addition, the Merger Agreement requires Newco to cause the Surviving Corporation to maintain, on terms no less advantageous to the indemnified parties, Imperva’s directors’ and officers’ insurance policies for a period of at least six years commencing at the Effective Time. Neither Newco nor the Surviving Corporation will be required to pay premiums for such policy to the extent such premiums exceed, on an annual basis, 300% of the aggregate annual premiums currently paid by Imperva, and if the premium for such insurance coverage would exceed such amount, Newco shall be obligated to cause the Surviving Corporation to obtain the greatest coverage available for a cost equal to such amount.

For more information, please refer to the section of this proxy statement captioned “The Merger—Interests of Imperva’s Directors and Executive Officers in the Merger.”

Other Covenants

Stockholders Meeting

Imperva has agreed to take all necessary action (in accordance with applicable law and Imperva’s organizational documents) to establish a record date for, call, give notice of, convene and hold a special meeting of the stockholders as promptly as reasonably practicable after October 10, 2018 for the purpose of voting upon the adoption of the Merger Agreement and approval of the Merger.

Stockholder Litigation

Imperva has agreed to (1) provide Newco with prompt notice of all stockholder litigation relating to the Merger Agreement; (2) keep Newco reasonably informed with respect to the status thereof; (3) give Newco the opportunity to participate in the defense, settlement or prosecution of any such litigation; and (4) consult with Newco with respect to the defense, settlement or prosecution of any such litigation. Imperva may not compromise, settle or come to an arrangement regarding any such litigation without Newco’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

Tax Rulings

As soon as practicable after October 10, 2018, Imperva will instruct its representatives to prepare and file with the Israeli Tax Authority an application for a ruling confirming (1) that the cancellation and conversion of certain securities of Imperva will not be in violation of certain Israeli tax ordinances, (2) the deposit of the Merger Consideration with respect to such securities will not be subject to any withholding obligation and (3) the tax treatment of such securities.

Conditions to the Closing of the Merger

The obligations of Newco and Merger Sub, on the one hand, and Imperva, on the other hand, to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following conditions:

•	the adoption of the Merger Agreement by the requisite affirmative vote of stockholders;

•

the (1) expiration or termination of the applicable waiting period under the HSR Act and (2) approval or clearance of the Merger by the relevant antitrust authorities in Austria and Australia and foreign investment authorities in Australia; and

•	the consummation of the Merger not being made illegal or otherwise prohibited by any law or order of any governmental authority.

In addition, the obligations of Newco and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:

•

the representations and warranties of Imperva relating to organization and standing, authorization and enforceability, required governmental approvals, and brokers being true and correct in all respects as of October 10, 2018 and being true and correct in all respects on and as of the closing date with the same force and effect as if made on and as of such date, except in each case for those representations and warranties that address matters only as of a particular date (which representations shall be true and correct in all respects as of such particular date);

•

the representations and warranties of Imperva relating to Imperva’s capitalization (other than as described in the bullet point below) being true and correct as of October 10, 2018 and being true and correct on and as of the closing date with the same force and effect as if made on and as of such date, except (1) for those representations and warranties that address matters only as of a particular date (which representations shall have been true and correct as of such particular date), and (2) in each case for any inaccuracies that would not, individually or in the aggregate, increase the aggregate Merger Consideration by more than $6,500,000;

•

the other representations and warranties of Imperva set forth in the Merger Agreement being true and correct on and as of the closing date with the same force and effect as if made on and as of such date (disregarding all materiality qualifications (but not dollar thresholds) contained in such representations and warranties), except (1) for any failure to be so true and correct which has not had a Company Material Adverse Effect, and (2) for those representations and warranties that address matters only as of a particular date (which representations shall have been true and correct as of such particular date, except for any failure to be so true and correct as of such date which has not had a Company Material Adverse Effect);

•

Imperva having performed and complied in all material respects with all agreements, covenants and other obligations required by the Merger Agreement to be performed or complied with by Imperva at or prior to the closing date;

•	since October 10, 2018, there not having occurred or arisen any Company Material Adverse Effect that is continuing; and

•

the receipt by Newco and Merger Sub of a certificate of Imperva, validly executed for and on behalf of Imperva by the chief executive officer and the chief financial officer thereof, certifying that the conditions described in the preceding five bullets have been satisfied.

In addition, the obligation of Imperva to consummate the Merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:

•

the representations and warranties of Newco and Merger Sub set forth in the Merger Agreement that are qualified by “materiality” being true and correct in all respects on and as of the closing date with the same force and effect as if made on and as of such date (except for those representations and warranties that address matters only as of a particular date, which representations shall have been true and correct in all respects as of such particular date);

•

the representations and warranties of Newco and Merger Sub set forth in the Merger Agreement that are not so qualified by “materiality” being true and correct in all material respects on and as of the closing date with the same force and effect as if made on and as of such date (except for those representations and warranties that address matters only as of a particular date, which representations shall have been true and correct in all material respects as of such particular date);

•

Newco and Merger Sub having performed and complied in all material respects with all agreements, covenants and obligations required by the Merger Agreement be performed and complied with by Newco or Merger Sub at or prior to the closing date; and

•

the receipt by Imperva of a certificate of Newco and Merger Sub, validly executed for and on behalf of Newco and Merger Sub and in their respective names by a duly authorized executive officer thereof, certifying that the conditions described in the preceding three bullets have been satisfied.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by stockholders, in the following ways:

•	by mutual written agreement of Imperva and Newco;

•	by either Imperva or Newco if:

•

the Effective Time shall not have occurred on or before March 9, 2019, which we refer to as the “termination date” (except that the right to terminate the Merger Agreement as a result of the occurrence of the termination date will not be available to any party whose material breach of the Merger Agreement has been the principal cause of the failure of the Effective Time to have occurred on or before such date);

•	Imperva’s stockholders fail to adopt the Merger Agreement at the special meeting or any adjournment or postponement thereof; or

•	any governmental authority in the U.S., Austria or Australia shall have (1) enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any applicable law that is in effect and has the effect of making the consummation of any of the Merger permanently illegal in such jurisdictions, or which has the effect of permanently prohibiting the consummation of the Merger in such jurisdictions, or (2) issued or granted any order that has the effect of making the Merger illegal permanently in such jurisdictions or which has the effect of permanently prohibiting the consummation of the Merger in such jurisdictions and such order has become final and nonappealable;

•	By Imperva if:

•

Newco or Merger Sub has breached or failed to perform any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain corresponding conditions set forth in the Merger Agreement are not satisfied, and such breach is not capable of being cured, or is not cured, before the earlier of the termination date or the date that is 30 calendar days following Imperva’s delivery of written notice of such breach (provided that Imperva may terminate before the end of such 30 calendar day period if Newco or Merger Sub cease or fail to exercise and continue not to exercise commercially reasonable efforts to cure such breach or inaccuracy); provided that the right to terminate the Merger Agreement as described in this bullet point will not be available to Imperva if Imperva is in material breach of any covenant contained in the Merger Agreement;

•

in the event that all of the conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing), but Newco and Merger Sub have failed to consummate the Merger at the time the Merger should have occurred pursuant to the Merger Agreement, and Imperva has irrevocably notified Newco in writing that all of the conditions to closing have been satisfied and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) or that it is willing to waive any unsatisfied conditions, and Newco and Merger Sub fail to consummate the Merger on the later of (1) the expiration of three business days after the receipt of such notice or (2) a date set forth in such notice; or

•

prior to the adoption of the Merger Agreement by stockholders and so long as Imperva is not then in material breach of its obligations related to Acquisition Proposals and Superior Proposals, in order to enter into a definitive agreement with respect to a Superior Proposal (provided that the Superior Proposal was not solicited in violation of the Merger Agreement) in accordance with the terms of the Merger Agreement, subject to Imperva paying to Newco, prior to such termination, a termination fee of $60,000,000 (provided that such termination fee will be $25,000,000 if Imperva terminates the Merger Agreement during the Go-Shop Period pursuant to the termination right set forth in this bullet point relating to a Superior Proposal from a third party) ; and

•	By Newco if:

•

Imperva has breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain corresponding conditions set forth in the Merger Agreement are not satisfied, and such breach is not capable of being cured, or is not cured, before the earlier of the termination date or the date that is 30 calendar days following Newco’s delivery of written notice of such breach (provided that Newco may terminate before the end of such 30 calendar day period if Imperva ceases or fails to exercise and continues not to exercise commercially reasonable efforts to cure such breach or inaccuracy); provided that the right to terminate the Merger Agreement as described in this bullet point will not be available to Newco if Newco is in material breach of any covenant contained in the Merger Agreement; or

•

prior to the adoption of the Merger Agreement by the stockholders, our Board (1) effects a company board recommendation change or (2) fails to publicly reaffirm the company board recommendation within four business days after Newco so requests in writing following any public statement by a stockholder of Imperva or a member of our Board expressing opposition to the Merger or the Merger Consideration (provided that our Board will have no obligation to reaffirm the company board recommendation on more than two occasions).

In the event that the Merger Agreement is terminated pursuant to the termination rights above, the Merger Agreement will be of no further force or effect without liability of any party to the other parties, as applicable, except certain sections of the Merger Agreement will survive the termination of the Merger Agreement in accordance with their respective terms, including terms relating to reimbursement of expenses and indemnification. Notwithstanding the foregoing, nothing in the Merger Agreement will relieve any party from any liability for any fraud in connection with the Merger Agreement. In addition, no termination of the Merger Agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement between an affiliate of Thomas Bravo and Imperva or the Limited Guaranty, which rights, obligations and agreements will survive the termination of the Merger Agreement in accordance with their respective terms.

Termination Fees and Expense Reimbursement

Termination Fee Payable by Imperva

If the Merger Agreement is terminated in specified circumstances, Imperva has agreed to pay Newco a termination fee of up to $60,000,000.

Newco will be entitled to receive the termination fee from Imperva if the Merger Agreement is terminated:

•

by Newco or Imperva (1) because the stockholders fail to the adopt the Merger Agreement, (2) prior to the time at which a vote is taken on the adoption of the Merger Agreement (or an adjournment or postponement thereof) an offer or proposal for a competing Acquisition Transaction is publicly announced or will become publicly known and not withdrawn and (3) within one year following the termination of the Merger Agreement, the foregoing competing Acquisition Transaction is consummated or Imperva enters into a definitive contract to consummate such competing Acquisition Transaction and such competing Acquisition Transaction is subsequently consummated, less any expenses already paid to Newco;

•

Note that if Newco terminates the Merger Agreement due to the stockholders’ failure to adopt the Merger Agreement, but Newco is not yet entitled to the Newco termination fee, as long as Newco and Merger Sub are not in material breach of their representations, warranties or covenants under the Merger Agreement, then Imperva will reimburse Newco up to $4,000,000 of its reasonable and documented out-of-pocket expenses (including legal fees and expenses) incurred in connection with the transactions contemplated by the Merger Agreement;

•

by Imperva in order to enter into a definitive agreement to consummate a Superior Proposal that was not solicited in violation of the terms of the Merger Agreement, and Imperva complied with the proper notice matching rights provisions of the Merger Agreement in order to cause the proposal to cease to be a Superior Proposal (provided that the termination fee will be $25,000,000 if the termination fee becomes payable during the Go-Shop Period in connection with a termination of the Merger Agreement during the Go-Shop Period pursuant to the termination right set forth in this bullet point relating to a Superior Proposal from a third party); or

•

by Newco in the event that our Board (1) shall have effected a company board recommendation change or (2) fails to publicly reaffirm the company board recommendation within four business days after Newco so requests in writing following any public statement by a stockholder of Imperva or a member of our Board expressing opposition to the Merger or the Merger Consideration (it being understood that our Board will have no obligation to so reaffirm the company board recommendation on more than two occasions).

Additionally, if the termination fee is not payable or Newco terminates the Merger Agreement because Imperva has breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain corresponding conditions set forth in the Merger Agreement are not satisfied, and such breach is not capable of being cured, or is not cured, before the earlier of the termination date or the date that is 30 calendar days following Newco’s delivery of written notice of such breach (provided that Newco may terminate before the end of the 30 calendar days if Imperva ceases or fails to exercise and continues not to exercise commercially reasonable efforts to cure such breach or inaccuracy), then Imperva will reimburse Newco up to $4,000,000 of its reasonable and documented out-of-pocket expenses (including legal fees and expenses) incurred in connection with the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, the right to terminate the Merger Agreement as described in this paragraph will not be available to Newco if Newco is in material breach of any covenant contained in the Merger Agreement.

Termination Fee Payable by Newco

If the Merger Agreement is terminated in specified circumstances, Newco has agreed to pay Imperva a termination fee of $140,000,000.

Imperva will be entitled to receive the termination fee from Newco if the Merger Agreement is terminated:

•	by Imperva because Newco has materially breached its representations, warranties, covenants or agreements in the Merger Agreement;

•

by Imperva (1) because all of the applicable conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) (2) Imperva has irrevocably notified Newco in writing that the conditions to closing have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) or it is prepared to waive unsatisfied conditions and is ready, willing and able to consummate the Merger and (3) Newco and Merger Sub fail to consummate the Merger within three business days of such notice; or

•	by Imperva or Newco for failure to consummate the Merger on or prior to the termination date, if Imperva would have been able to terminate pursuant to the bullets above.

Specific Performance

In the event of a breach or threatened breach of any covenant or obligation in the Merger Agreement, subject to the immediately following paragraph, the non-breaching party will be entitled to an injunction, specific performance or other equitable relief to enforce specifically the terms and provisions of the Merger Agreement.

Notwithstanding the foregoing, Imperva will be entitled to an injunction, specific performance or other equitable remedy in connection with enforcing Newco’s obligation to cause the equity financing to be funded (and to exercise its third party beneficiary rights under the equity commitment letter) and to consummate the Merger only in the event that (1) all conditions to Newco’s and Merger Sub’s obligations to close the Merger have been satisfied (other than those conditions that by their terms are to be satisfied at the closing, each of which must be able to be satisfied at the closing), (2) the debt financing has been funded or the parties providing the debt financing have confirmed in writing that it will be funded if the equity financing is funded at the closing, (3) Newco and Merger Sub have failed to consummate the Merger by the time the closing was required pursuant to the Merger Agreement to occur, and (4) Imperva has irrevocably confirmed in writing to Newco that if specific performance is granted and the equity financing and debt financing are funded, then it will take such actions that are required of it by the Merger Agreement to cause the closing to occur.

Although Imperva may pursue both a grant of specific performance and the payment of the termination fee by Newco, Imperva will not be permitted to pursue an injunction, specific performance or other equitable relief or any other remedy under the Merger Agreement following the payment by Newco of the termination fee when payable under the Merger Agreement.

Fees and Expenses

Except in specified circumstances, whether or not the Merger is completed, Imperva, on the one hand, and Newco and Merger Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement.

Amendment

The Merger Agreement may be amended in writing at any time before or after adoption of the Merger Agreement by stockholders. However, after adoption of the Merger Agreement by stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval.

Governing Law

The Merger Agreement is governed by Delaware law.

MARKET PRICES AND DIVIDEND DATA

Our common stock is listed on The Nasdaq Global Market under the symbol “IMPV.” This table shows, for the periods indicated, the range of intraday high and low per share sales prices for our common stock as reported on The Nasdaq Global Market.

Three Months Ended:	High	Low
September 30, 2018	$57.65	$44.70
June 30, 2018	$53.95	$42.10
March 31, 2018	$48.40	$39.66
December 31, 2017	$46.10	$37.17
September 30, 2017	$52.40	$41.60
June 30, 2017	$51.75	$40.15
March 31, 2017	$47.30	$37.20

The following table sets forth the closing price per share of our common stock, as reported on The Nasdaq Global Market on October 9, 2018, the last full trading day before the public announcement of the merger, and on December 4, 2018, the latest practicable trading day before the printing of this proxy statement:

Common Stock Closing Price
October 9, 2018	$43.06
December 4, 2018	$55.51

You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock. If the merger is consummated, there will be no further market for our common stock and our common stock will be delisted from The Nasdaq Global Market and deregistered under the Exchange Act.

Dividends

We have never paid cash dividends on our common stock. In the event that the merger is not consummated, we would expect to retain earnings, if any, to fund the development and growth of our business and would not anticipate paying cash dividends on our common stock in the foreseeable future. In the event that the merger is not consummated, our payment of any future dividends would be at the discretion of our Board after taking into account various factors, including our financial condition, operating results, cash needs and growth plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of November 23, 2018, for:

•	each beneficial owner of more than 5% of our outstanding common stock;

•	each of our executive officers and each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by footnote, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to applicable community property laws. Securities that may be acquired within 60 days of November 23, 2018, including shares subject to stock options that may be exercised, and RSUs or PRSUs that may vest and settle, are deemed to be beneficially owned by the person or entity holding such securities for the purpose of computing beneficial ownership, but are not treated as outstanding for the purpose of computing the ownership of any other person or entity. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the closing of the merger. The applicable percentages of beneficial ownership are based on 35,408,767 shares of common stock outstanding as of November 23, 2018.

Unless otherwise indicated, the address of each of the individuals named below is: c/o Imperva, Inc. 3400 Bridge Parkway Redwood Shores, California 94065.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Directors and Executive Officers
Albert Pimentel (1)	91,114	*
Roger Sippl (2)	11,660	*
Randall Spratt (3)	12,199	*
Allan Tessler (4)	58,012	*
James Tolonen (5)	45,004	*
Christopher Hylen (6)	18,725	*
Mike Burns (7)	529	*
Trâm Phi (8)	127,754	*
All Executive Officers and Directors as a Group (8 persons) (9)	364,468	1.0%
5% Stockholders
Eminence Capital, LP (10)	2,885,315	8.1%
Black Rock, Inc. (11)	2,696,809	7.6%
The Vanguard Group (12)	2,646,883	7.5%

*	Represents beneficial ownership of less than 1% of the shares of common stock.
(1)

Includes (i) options exercisable for 21,165 shares of common stock within 60 days of November 23, 2018, and (ii) 69,949 shares of common stock owned of record by the Pimentel Family Trust U/D/T dated April 24, 1991 for which Albert A. Pimentel and Laurie Jean Pimentel serve as trustees.

(2)	Includes (i) 3,518 restricted stock units that will vest within 60 days of November 23, 2018, and (ii) 8,142 shares of common stock owned of record by Mr. Sippl.
(3)	Represents 12,199 shares of common stock owned of record by Mr. Spratt.

(4)

Includes (i) options exercisable for 9,455 shares of common stock within 60 days of November 23, 2018, (ii) 13,557 shares of common stock owned of record by Mr. Tessler, (iii) 3,250 shares held by International Financial GP of Nevada, of which Mr. Tessler is the sole owner and Chair/CEO, (iv) 7,500 shares held by the Allan R. Tessler Charitable Remainder Unitrust #1 u/a/d 12-16-96, of which Mr. Tessler is the sole trustee, (v) 7,500 Shares held by the Allan R. Tessler Charitable Remainder Unitrust #2 u/a/d 12-16-96, of which Mr. Tessler is the sole trustee, (vi) 6,750 shares held by Tessler Family Limited of which Mr. Tessler is a limited partner; and (vii) 10,000 shares held by the ART FGT Family Partners Limited, of which Mr. Tessler is a limited partner.

(5)

Includes (i) options exercisable for 21,268 shares of common stock within 60 days of November 23, 2018, (ii) 18,736 shares of common stock owned of record by Mr. Tolonen, and (iii) 5,000 shares of common stock owned of record by James R. Tolonen & Ginger Tolonen as Trustees of the Tolonen Family Trust, dated September 26, 1996.

(6)	Represents 18,725 shares of common stock owned of record by Mr. Hylen.
(7)	Represents 529 shares of common stock owned of record by Mr. Burns.
(8)	Includes (i) options exercisable for 89,970 shares of common stock within 60 days of November 23, 2018, and (ii) 37,784 shares of common stock owned of record by Ms. Phi.
(9)	Includes (i) options exercisable for 141,858 shares of common stock within 60 days of November 23, 2018, and (ii) 3,518 restricted stock units that will vest within 60 days of November 23, 2018.
(10)

Based on information set forth in a Schedule 13G/A filed by Eminence Capital, LP on February 14, 2018. Collectively, Eminence Capital, LP, Eminence GP, LLC, and Ricky C. Sandler beneficially own 2,885,315 shares of common stock. The address for Eminence Capital, Eminence GP and Mr. Sandler is 65 East 55th Street, 25th Floor, New York, NY 10022.

(11)

Based on information set forth in a Schedule 13G/A filed with the SEC on January 25, 2018. Includes (i) 2,613,789 shares of common stock for which Black Rock, Inc. has sole voting power, and (ii) 2,696,809 shares of common stock for which it has sole dispositive power. The principal business office of Black Rock, Inc. is 55 East 2nd Street, New York, NY 10055.

(12)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2018. Includes (i) 65,549 shares of common stock for which The Vanguard Group has sole voting power, (ii) 3,453 shares of common stock for which it has shared voting power, (iii) 2,580,171 shares of common stock for which it has sole dispositive power, and (iv) 66,712 shares of common stock for which it has shared dispositive power. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group is the beneficial owner of 63,259 shares or 0.18% of the outstanding common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group is the beneficial owner of 5,653 shares or 0.01% of the outstanding common stock as a result of its serving as investment manager of Australian investment offerings. The principal business office of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

ADVISORY VOTE REGARDING MERGER-RELATED COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS

Compensation Paid to Named Executive Officers in Connection with the Merger

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast an advisory (non-binding) vote on the merger-related compensation that may be paid or become payable to our named executive officers in connection with the proposed merger. The amount of this compensation is set forth and described in the table entitled “Golden Parachute Compensation” and the accompanying footnotes on page 58 and the narrative discussion under the section of this proxy statement captioned “The Merger—Interests of Imperva’s Directors and Executive Officers in the Merger—Agreements and Arrangements with Executive Officers and Directors of Imperva.” As required by those rules, we are asking our stockholders to adopt the following resolution:

RESOLVED, that the stockholders of Imperva hereby APPROVE, on an advisory basis, the compensation that may be paid or become payable to Imperva’s named executive officers in connection with the merger, in each case pursuant to Item 402(t) of Regulation S-K, described in the table entitled “Golden Parachute Compensation” and the accompanying footnotes and related narrative discussion beginning on page 58 of Imperva’s proxy statement for its special meeting of stockholders to be held on January 8, 2019.

Compensation that may be paid or become payable to our named executive officers following the merger pursuant to agreements or understandings between our named executive officers and Newco is not subject to the advisory vote on the compensation proposal. There are no agreements between Newco and our named executive officers regarding the officers’ post-closing employment terms or compensation arrangements.

Effect of Advisory Vote

The vote on this proposal is a vote separate and apart from the votes on the proposal to adopt the Merger Agreement and the proposal to approve adjournment of the special meeting. Accordingly, you may vote to approve either of the other proposals and vote not to approve this proposal, and vice versa. Approval of this proposal is not a condition to completion of the Merger.

Because the vote on this proposal is only advisory in nature, it will not be binding on either Imperva or Newco regardless of whether the proposed merger is completed. Accordingly, as the merger-related compensation described herein is contractual with respect to the executives, regardless of the outcome of this advisory vote, such compensation will be payable, subject only to the conditions applicable thereto, if the proposed merger is completed.

Vote Required and Board Recommendation

Approval of the compensation proposal requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote that are present in person or represented by proxy at the special meeting and voted for or against the proposal. If you abstain from voting on any matter, the shares represented by such proxy will be considered present at the special meeting for purposes of determining a quorum, but will not be considered to have been voted for or against this proposal. As such, an abstention will have no effect on the vote for the adjournment proposal.

Our Board unanimously recommends that you vote “FOR” the non-binding, advisory approval of the compensation that may be paid to our named executive officers that is based upon or relates to the Merger.

ADJOURNMENT OF THE SPECIAL MEETING

Adjournment of the Special Meeting

In the event that a quorum is not present or represented by proxy at the special meeting, it is expected that our Board will recommend adjournment of the special meeting to solicit additional proxies if permitted by the Merger Agreement. In addition, we may move to adjourn the special meeting in order to give holders of our common stock additional time to evaluate new material information or disclosure. In either event, we will ask our stockholders to vote only upon the adjournment proposal and not on the other proposals discussed in this proxy statement.

Vote Required and Board Recommendation

Approval of the adjournment proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the matter that are present in person or represented by proxy at the special meeting and voted for or against the proposal. If an executed proxy is returned and a stockholder has specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum, but will not be considered to have voted for or against such matter. As such, an abstention will have no effect on the vote for the adjournment proposal.

Our Board unanimously recommends that you vote “FOR” this proposal.

OTHER MATTERS

No business may be transacted at the special meeting other than the matters set forth in this proxy statement.

FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, we will have no public stockholders and there will be no public participation in any of our future stockholder meetings. However, if the merger is not completed, our public stockholders will continue to be entitled to attend and participate in our stockholders meetings and we will hold an annual meeting of stockholders in 2019.

If the merger is not completed, then under our bylaws, our stockholders who intend to present proposals for action, or to nominate directors, at our 2019 annual meeting of stockholders must give written notice of the proposal or nomination to our Corporate Secretary in accordance with our bylaws. Our bylaws require that any such notice be given not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting of stockholders. To be timely for the 2019 annual meeting of stockholders (if the merger is not completed and such meeting occurs), a stockholder’s notice must be received by us between December 25, 2019 and January 24, 2019. Such proposal should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices, which are Imperva, Inc., 3400 Bridge Parkway, Redwood Shores, California 94065. Additional requirements apply under our bylaws for stockholders who intend to include a proposal in Imperva’s proxy statement and proxy card for the 2019 annual meeting pursuant to Rule 14a-8 under the Exchange Act. Any such stockholder proposals were required to be delivered to our Corporate Secretary no later than November 12, 2018, satisfy the conditions established by the SEC for stockholder proposals, and comply with the deadlines and other procedures in our bylaws.

If the date of the 2019 annual meeting is more than 30 days before or more than 60 days after the first anniversary of the 2018 annual meeting, in order for a notice to be timely, it must be delivered no earlier than 120 days prior to and no later than 90 days prior to the 2019 annual meeting date or, if later, the close of business on the 10th day after we publicly announce the date of the 2019 annual meeting.

These stockholder notices must contain information required by our bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If a matter is properly brought before our next annual meeting under the procedures outlined in this paragraph, the proxy holders named by our board of directors will have the discretion to vote on such matter without having received directions from stockholders delivering proxies to them for such meeting, provided that our proxy statement for our next meeting briefly describes the matter and how the proxy holders intend to vote on it.

Inclusion in Imperva’s Proxy Materials

In December 2017, our Board adopted proxy access amendments to our bylaws to permit a stockholder or a group of up to 20 stockholders that has maintained continuous ownership of at least 3% of our common stock for at least three years to include nominees in Imperva’s proxy materials for an annual meeting of stockholders, provided the stockholder(s) and nominee(s) satisfy the requirements specified in our bylaws. The number of director nominees that may be so included is limited to the greater of two or 20% of the total number of directors. In order for proxy access nominations to be eligible for inclusion in our proxy statement and proxy card for the 2019 annual meeting, stockholder nominations under the proxy access provisions of our bylaws would have to be received by our Corporate Secretary between November 25, 2018 and December 25, 2018 and satisfy the requirements in our bylaws.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings through the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, visiting the SEC Filings page of our website at www.imperva.com/Company/SECFilings. The information included on our website is not incorporated by reference into this proxy statement. You may also request copies from us at the following address:

Imperva, Inc.,

3400 Bridge Parkway,

Redwood Shores, California 94065, Attn: General Counsel

or call (650) 345-9000 to request a copy

If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, promptly after we receive your request.

If you would like to request documents from us, please do so as soon as possible, to receive them before the special meeting.

INCORPORATION BY REFERENCE

We are allowed to “incorporate by reference” information that we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. Information in this proxy statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and supersede the information in this proxy statement. We incorporate by reference into the proxy statement the documents listed below, and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports on Form 8-K containing only information furnished under Item 2.02 or Item 7.01 of Form 8-K, unless otherwise indicated therein) after the date of this proxy statement but prior to the date of the special meeting:

•	our Annual Report on Form 10-K for the year ended December 31, 2017;

•	our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018;

•	our definitive Proxy Statement on Schedule 14A filed with the SEC on March 12, 2018; and

•	our Current Reports on Form 8-K filed with the SEC on July 26, 2018, August 15, 2018, August 16, 2018, October 23, 2018 and November 26, 2018.

We will make these documents available to you without charge upon your oral or written request. Requests should be directed to us at the address above under “Where You Can Find More Information.” All of these documents are also available through the SEC Filings page of our website at www.imperva.com/Company/SECFilings. The information included on our website is not incorporated by reference into this proxy statement.

MISCELLANEOUS

Your vote is important. You may vote by submitting a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, returning your proxy card using the postage prepaid envelope provided, or attending the special meeting and voting in person. If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers Call: 212-269-5550

Stockholders (All Others) Call: (877) 283-0324

Email: impv@dfking.com

Please note, however, that if your shares are held of record by a brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote yours shares or obtain a proxy issued in your name from that record holder.

You should not send in your Imperva stock certificates, if any, until you receive the transmittal materials from the payment agent with instructions for the surrender of your stock certificates. Our record stockholders who have further questions about their share certificates or the exchange of our common stock for cash should contact the payment agent.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS DESCRIBED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 6, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT). NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF CASH IN THE MERGER CREATES ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

IMPERIAL PURCHASER, LLC

IMPERIAL MERGER SUB, INC.

and

IMPERVA, INC.

Dated October 10, 2018

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of October 10, 2018 by and among Imperial Purchaser, LLC, a Delaware limited liability company (“Newco”), Imperial Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Newco (“Merger Sub”), and Imperva, Inc., a Delaware corporation (the “Company”). All capitalized terms that are not defined elsewhere in this Agreement shall have the respective meanings assigned thereto in Annex A.

W I T N E S S E T H:

WHEREAS, it is proposed that, upon the terms and subject to the conditions set forth herein, Merger Sub will merge with and into the Company (the “Merger”), and each share (each, a “Share”) of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) then outstanding will thereupon be cancelled and converted into the right to receive Fifty-Five Dollars and Seventy-Five Cents ($55.75) in cash, without interest (the “Merger Consideration”).

WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously (i) determined and declared that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated hereby, including the Merger and Merger Consideration, are fair to and in the best interests of the Company and its stockholders, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger and (iv) resolved to recommend that the Company’s stockholders adopt this Agreement.

WHEREAS, the Board of Managers of Newco and the Board of Directors of Merger Sub have each unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and (ii) approved this Agreement and the transactions contemplated hereby, including the Merger.

WHEREAS, concurrently with the execution of this Agreement, Newco is delivering to the Company a limited guaranty (the “Guaranty”) of Thoma Bravo Fund XIII, L.P. (“Guarantor”), pursuant to which the Guarantor has guaranteed certain of the obligations of Newco and Merger Sub under this Agreement.

WHEREAS, concurrently with the execution of this Agreement, the Company’s directors and officers have entered into voting agreements in the form attached hereto as Exhibit A (the “Voting Agreements”), dated as of the date hereof, with Newco and the Company, pursuant to which, among other things, such individuals have agreed to vote such individuals’ Shares in favor of the approval of this Agreement and against any Acquisition Proposal.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Newco, Merger Sub and the Company hereby agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, on the Closing Date, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease and the Company shall continue as the surviving corporation of the Merger and a wholly owned subsidiary of Newco. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.” Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Newco, Merger Sub and the Company shall cause the Merger to be consummated under the DGCL by filing a certificate of merger in customary form and substance (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) in accordance with the applicable provisions of the DGCL. The time of such filing and acceptance by the Delaware Secretary of State, or such later time as may be agreed in writing by Newco and the Company and specified in the Certificate of Merger, is referred to herein as the “Effective Time.”

1.2 The Surviving Corporation of the Merger.

(a) Certificate of Incorporation and Bylaws of the Surviving Corporation.

(i) Certificate of Incorporation. Subject to the terms of Section 7.11, at the Effective Time, the Certificate of Incorporation of the Company shall be amended and restated in its entirety to read identically to the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, and such amended and restated Certificate of Incorporation shall become the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such Certificate of Incorporation; provided, however, that, at the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be “Imperva, Inc.”

(ii) Bylaws. Subject to the terms of Section 7.11, at the Effective Time, the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall become the Bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

(b) Directors and Officers of the Surviving Corporation.

(i) Directors. At the Effective Time, the initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

(ii) Officers. At the Effective Time, the initial officers of the Surviving Corporation shall be the officers of the Company immediately prior to the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly appointed.

1.3 General Effects of the Merger. The effects of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4 Effect of the Merger on Capital Stock of the Merging Corporations.

(a) Capital Stock of Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub that is outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation. Each certificate evidencing ownership of such shares of common stock of Merger Sub shall thereafter evidence ownership of shares of common stock of the Surviving Corporation.

(b) Capital Stock of the Company.

(i) Generally. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Newco, Merger Sub, the Company, or the holders of any Company Securities, other than as otherwise set forth in this Section 1.4(b), each Share that is outstanding immediately prior to the Effective Time shall be cancelled and extinguished and automatically converted into the right to receive the Merger Consideration upon the surrender of the Certificate representing such Share or the transfer of such Uncertificated Share in the manner provided in Section 2.3(c) (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 2.3(d)); provided, however, that the Merger Consideration shall be appropriately adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Shares), reorganization, recapitalization, reclassification or other like change with respect to Shares having a record date on or after the date hereof and prior to the Effective Time. From and after the Effective Time, all Shares shall no longer be outstanding and shall automatically be cancelled, retired and cease to exist, and each holder of Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration issuable in respect thereof pursuant to this Section 1.4(b)(i). The Merger Consideration issued upon the surrender for exchange of Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, a certificate representing Shares is presented to the Surviving Corporation for any reason, then such certificate shall be cancelled and exchanged for the Merger Consideration in accordance with this Section 1.4(b).

(ii) Owned Shares. Notwithstanding anything to the contrary set forth herein, upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Newco, Merger Sub, the Company or the holders of any Company Securities, each Share that is owned by Newco, Merger Sub or the Company, or by any direct or indirect wholly owned Subsidiary of Newco, Merger Sub or the Company, in each case immediately prior to the Effective Time (“Owned Shares”), shall be cancelled and extinguished without any conversion thereof or consideration paid therefor.

(iii) Dissenting Shares. Notwithstanding anything to the contrary set forth herein, Shares issued and outstanding immediately prior to the Effective Time (other than Owned Shares) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such Shares in accordance with Section 262 of the DGCL (such Shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect, withdraws or otherwise loses such holder’s appraisal rights under Delaware Law with respect to such Shares) shall not be converted into a right to receive the Merger Consideration but instead shall be entitled to payment of the appraised value of such Shares in accordance with Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or otherwise loses such holder’s right to appraisal pursuant to Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such Shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 1.4(b)(i), without interest thereon, upon surrender of such Certificate formerly representing such Share or transfer of such Uncertificated Share, as the case may be (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 2.3(d)). The Company shall provide Newco prompt written notice of any demands received by the Company for appraisal of Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to Delaware Law that relates to such demand, and Newco shall have the opportunity and right to participate in and direct all negotiations and Legal Proceedings with respect to such demands. Except with the prior written consent of Newco, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands.

(c) Stock Awards of the Company.

(i) Stock Options.

(A) To the extent not exercised prior to the Effective Time, each outstanding vested Company Option (including any Company Option that vests in connection with the Merger) shall, without any action on the part of Newco, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right to receive, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 2.3(f) of this Agreement) equal to the product of: (x) the excess, if any, of the Merger Consideration over the exercise price per share of each such vested Company Option, multiplied by (y) the number of Shares issuable upon the exercise in full of such vested Company Option (the “Option Consideration”); provided, however, that if the exercise price per share of any such vested Company Option is equal to or greater than the Merger Consideration, such vested Company Option shall be cancelled and terminated without any cash payment or other consideration being made in respect thereof. The Company agrees to take all action reasonably necessary to effectuate this cancellation of Company Options upon the Effective Time and to give effect to this Section 1.4(c)(i)(A) (including the satisfaction of the requirements of Rule 16b-3(e) under the Exchange Act). As soon as practicable (and in no event more than ten (10) Business Days) following the Closing, Newco shall cause the Surviving Corporation to pay to each holder of a Company Option the Option Consideration (if any), without interest and less any applicable withholding Taxes, required to be paid to the holder of such Company Option. The cancellation of a Company Option as provided in the first sentence of this Section 1.4(c)(i)(A) shall be deemed the termination, and satisfaction in full, of any and all rights the holder had or may have had in respect of such Company Option.

(B) Each unvested Company Option outstanding as of immediately prior to the Effective Time (and that will not vest in connection with the Merger) shall be cancelled and converted into the contingent right to receive at the Effective Time, in consideration of the cancellation of such unvested Company Option, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 2.3(f) of the Merger Agreement), equal to the product of: (x) the excess, if any, of the Merger Consideration over the exercise price per share of each such unvested Company Option; and (y) the number of Shares issuable upon the exercise in full of such unvested Company Option (the “Contingent Option Consideration”); provided, however, that if the exercise price per share of any such unvested Company Option is equal to or greater than the Merger Consideration, such unvested Company Option shall be cancelled and terminated without any cash payment being made, or any contingent right to receive any cash payment being granted, in respect thereof; provided, further, that such per share Contingent Option Consideration shall not be paid at the Effective Time but shall instead be subject to the holder remaining continuously employed with the Surviving Corporation and satisfaction of the Original Vesting Conditions. As soon as practicable (and in no event more than the later of (x) ten (10) Business Days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the Original Vesting Conditions, Newco shall cause the Surviving Corporation to pay the per share Contingent Option Consideration, without interest and less any applicable withholding Taxes, required to be paid to the holder of such Company Option. The cancellation of a vested Company Option as provided in the first sentence of this Section 1.4(c)(i)(B) shall be deemed the termination, and satisfaction in full, of any and all rights the holder had or may have had in respect of such Company Option.

(ii) RSUs.

(A) Each vested RSU (including each vested PRSU) outstanding as of immediately prior to the Effective Time (including any RSU that becomes a vested RSU in connection with the Merger) shall, without any action on the part of Newco, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right to receive, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 2.3(f) of this Agreement) equal to the product of: (x) the Merger Consideration and (y) the number of Shares subject to such vested RSU (the “RSU Consideration”). As soon as practicable (and in no event more than ten (10) Business Days) following the Closing, Newco shall cause the Surviving Corporation to pay to each holder of a vested RSU the RSU Consideration, without interest and less any applicable withholding Taxes, required to be paid to the holder of such vested RSU; provided, however, that any payment in respect of any vested RSU shall be made in compliance with Section 409A of the Code. The cancellation of an unvested RSU as provided in the first sentence of this Section 1.4(c)(ii)(A) shall be deemed the termination, and satisfaction in full, of any and all rights the holder had or may have had in respect of such RSU.

(B) Each unvested RSU (including each unvested PRSU) outstanding as of immediately prior to the Effective Time (and that will not vest in connection with the Merger) shall be cancelled and converted at the Effective Time into the contingent right to receive, in consideration of the cancellation of such unvested RSU, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 2.3(f) of the Merger Agreement), equal to the product of: (x) the Merger Consideration; and (y) the number of Shares subject to such unvested RSU (the “Contingent RSU Consideration”); provided, however, that such per share Contingent RSU Consideration shall not be paid at the Effective Time but shall instead be subject to the holder remaining continuously employed with the Surviving Corporation and satisfaction of the Original Vesting Conditions. As soon as practicable (and in no event more than the later of (x) ten (10) Business Days and (y) the next regularly scheduled payroll of the Surviving Corporation) following satisfaction of the Original Vesting Conditions, Newco shall cause the Surviving Corporation to pay the per share Contingent RSU Consideration, without interest and less any applicable withholding taxes, required to be paid to the holder of such RSU; provided, however, that any payment in respect of any vested RSU shall be made in compliance with Section 409A of the Code. The cancellation of an unvested RSU as provided in the first sentence of this Section 1.4(c)(ii)(B) shall be deemed the termination, and satisfaction in full, of any and all rights the holder had or may have had in respect of such RSU.

(C) For RSUs that are subject to performance-based vesting conditions (each, a “PRSU”), the level of achievement of the applicable performance metrics will be determined by the Company or a committee thereof in accordance with the Company Equity Incentive Plan and the applicable PRSU agreement (provided, however, that such level of achievement shall not exceed the greater of (1) target performance and (2) the actual achievement of the performance goals attributable to such PRSUs) as of immediately prior to the Effective Time and, upon such determination, the resulting vested PRSUs and unvested PRSUs will be treated as vested RSUs pursuant to Section 1.4(c)(ii)(A) and unvested RSUs pursuant to Section 1.4(c)(ii)(B), respectively.

(d) Company ESPP. Within ten (10) Business Days following the date hereof, the Company Board or a committee thereof shall take all actions with respect to the Company ESPP that are necessary to provide that (i) with respect to the offering period in progress as of the date hereof under the Company ESPP (the “Final Offering Period”), all outstanding purchase rights under the Final Offering Period shall automatically be exercised, in accordance with the terms of the Company ESPP, upon the earlier of (x) immediately prior to the Effective Time and (y) the last day of such Offering Period (as defined in the Company ESPP) (the “Offering Period End Date”), and (ii) the Offering Period End Date shall constitute the last day of the Final Offering Period for purposes of determining the purchase price pursuant to the Company ESPP. The Company shall cause the amount credited to each participant’s account under the Company ESPP as of the Offering Period End Date to be applied to purchase the number of Shares that could be purchased with such amount on such date pursuant to the Company ESPP. Within ten (10) Business Days following the date hereof, the Company Board shall take all such actions as are required to provide that, with respect to the Company ESPP: (i) no individuals will be permitted to newly enroll in the Company ESPP following the date hereof, and (ii) no existing participants will be permitted to increase their respective rates of deductions and purchases (including non-payroll contributions) following the date hereof. The Company shall terminate the Company ESPP in its entirety effective as of immediately prior to the Effective Time. For the avoidance of doubt (x) the Company shall not be permitted to extend any offering period under the Company ESPP that is outstanding as of the date of this Agreement, (y) all Shares purchased in the Final Offering Period shall be cancelled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the terms and conditions of this Agreement and (z) no offering period under the Company ESPP shall commence from and after the Offering Period End Date.

(e) Section 102 Securities. Notwithstanding anything to the contrary in Section 1.4(c), the Option Consideration payable pursuant to Section 1.4(c)(i) with respect to Section 102 Options, the RSU Consideration payable pursuant to Section 1.4(c)(ii) with respect to Section 102 RSUs and the consideration payable pursuant to Section 1.4(b) with respect to Section 102 Shares (collectively, the “102 Amounts”) shall be paid (either directly or indirectly) to the Section 102 Trustee for the benefit of the beneficial owners thereof, who shall pay out the 102 Amounts, as applicable, and withhold the applicable tax either directly or through the applicable Israeli

Subsidiary of the Company, in each case in accordance with the provisions of Section 102 and the Option Tax Ruling, if obtained. The 102 Amounts shall be held in trust by the Section 102 Trustee pursuant to the applicable provisions of Section 102 of the Ordinance and the Option Tax Ruling, if obtained, and shall be released by the Section 102 Trustee, together with any interest earned thereon by virtue of the investment of such amounts by the Section 102 Trustee, in accordance with the terms and conditions of Section 102 of the Ordinance and the Option Tax Ruling, if obtained.

1.5 Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes or intent of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the directors and officers of the Company and Merger Sub shall have the authority to take all such lawful and necessary action. The Company (including the Company Board and each relevant committee thereof) will ensure that, following the Effective Time, no participant in any Company Equity Incentive Plan or other similar Employee Plan will have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation or any of their respective Subsidiaries.

1.6 No Further Dividends. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.

ARTICLE II

THE CLOSING

2.1 The Closing.

(a) The consummation of the Merger shall take place at a closing (the “Closing”) via the electronic exchange of documents and signature pages on a date and at a time to be agreed upon by Newco and the Company, which date shall be no later than the second (2nd) Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Section 2.2 (other than those conditions that by their terms are to be satisfied or waived (if permitted hereunder) at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing), or at such other location, date and time as Newco and the Company shall mutually agree upon in writing. The date upon which the Closing shall actually occur pursuant hereto is referred to herein as the “Closing Date.”

(b) Notwithstanding Section 2.1(a), if the Marketing Period has not ended at the time when the Closing would otherwise be required to occur pursuant to Section 2.1(a), the Closing will occur on the earlier of (i) any Business Day before or during the Marketing Period specified by Newco on two (2) Business Days prior written notice to the Company and (ii) the first Business Day after the expiration of the Marketing Period (subject, in each case, to the satisfaction or waiver (to the extent permitted hereunder) of all of the conditions set forth in Section 2.2, other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing), or at such other date and time as Newco and the Company shall mutually agree upon in writing.

2.2 Conditions to Closing.

(a) Mutual Conditions to Closing. The respective obligations of Newco, Merger Sub and the Company to consummate the Merger shall be subject to the satisfaction of each of the following conditions prior to or at the Closing:

(i) Requisite Stockholder Approval. The Requisite Stockholder Approval shall have been obtained.

(ii) Requisite Regulatory Approvals.

(A) All waiting periods (and extensions thereof) applicable to the Merger under the HSR Act shall have expired or been terminated.

(B) All antitrust, competition and merger control consents and other consents of Governmental Authorities, in each case set forth in Section 2.2(a)(ii)(B)(1) of the Company Disclosure Letter, shall have been received (or been deemed to have been received by virtue of the expiration or termination of any applicable waiting period).

(iii) No Legal Prohibition. No Governmental Authority of competent jurisdiction shall have:

(A) enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any Applicable Law that is in effect and has the effect of making the Merger illegal or which has the effect of prohibiting the consummation of the Merger; or

(B) issued or granted any Order (whether temporary, preliminary or permanent) that has the effect of making the Merger illegal or which has the effect of prohibiting the consummation of the Merger.

(b) Additional Newco and Merger Sub Conditions. The obligations of Newco and Merger Sub to consummate the Merger shall be further subject to the satisfaction or waiver of each of the following conditions at or prior to the Closing, any of which may be waived exclusively by Newco and Merger Sub:

(i) Compliance with Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements, covenants and other obligations required by this Agreement to be performed or complied with by it at or prior to the Closing Date, it being agreed and understood that any failure to perform or comply with Section 5.2(b) that, together with any inaccuracies in the Capitalization Representations, would, individually or in the aggregate, increase the Aggregate Consideration payable in the Merger by more than $6,500,000, shall be deemed a material breach of such covenant.

(ii) Accuracy of Representations and Warranties.

(A) The representations and warranties of the Company set forth in Section 3.1 (other than clause (b) therein), Section 3.2, Section 3.3 and Section 3.23 (the “Fundamental Representations”) (i) shall have been true and correct in all respects as of the date of this Agreement, and (ii) shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of such date, except in each case for those representations and warranties that address matters only as of a particular date (which representations shall have been true and correct in all respects as of such particular date).

(B) The representations and warranties of the Company set forth in Section 3.5 (the “Capitalization Representations”) (i) shall have been true and correct as of the date of this Agreement, and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date, except, in the case of the preceding clauses (i) and (ii), for those representations and warranties that address matters only as of a particular date (which representations shall have been true and correct as of such particular date), and except in each case for any inaccuracies that would not, individually or in the aggregate, increase the Aggregate Consideration payable in the Merger by more than $6,500,000.

(C) The representations and warranties of the Company set forth in this Agreement (other than the Fundamental Representations and the Capitalization Representations) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date, except (i) for any failure to be so true and correct which has not had a Company Material Adverse Effect, and (ii) for those representations and warranties that address matters only as of a particular date (which representations shall have been true and correct as of such particular date, except for any failure to be so true and correct as of such date that has not had a Company Material Adverse Effect); provided, however, that for purposes of determining the accuracy of the representations and warranties of the Company set forth in this Agreement for purposes of this Section 2.2(b)(ii)(C), all qualifications based on a “Company Material Adverse Effect” and all materiality qualifications and other qualifications based on the word “material” or similar phrases (but not dollar thresholds) contained in such representations and warranties shall be disregarded.

(iii) No Company Material Adverse Effect. Since the date hereof, there shall not have occurred or arisen any Company Material Adverse Effect that is continuing.

(iv) Receipt of Officers’ Certificate. Newco and Merger Sub shall have received a certificate, signed for and on behalf of the Company by the chief executive officer and the chief financial officer of the Company, certifying the satisfaction of the conditions set forth in this Section 2.2(b).

(c) Additional Company Conditions. The obligations of the Company to consummate the Merger shall be further subject to the satisfaction or waiver of each of the following conditions prior to or at the Closing, any of which may be waived exclusively by the Company:

(i) Compliance with Agreements and Covenants. Newco and Merger Sub shall have performed or complied in all material respects with all agreements, covenants and obligations required by this Agreement to be performed or complied with by each of them at or prior to the Closing Date.

(ii) Accuracy of Representations and Warranties. The representations and warranties of Newco and Merger Sub set forth in this Agreement that are qualified by “materiality” shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except for those representations and warranties that address matters only as of a particular date, which representations shall have been true and correct in all respects as of such particular date). The representations and warranties of Newco and Merger Sub set forth in this Agreement that are not so qualified by “materiality” shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except for those representations and warranties that address matters only as of a particular date, which representations shall have been true and correct in all material respects as of such particular date).

(iii) Receipt of Officers’ Certificate. The Company shall have received a certificate, signed for and on behalf of Newco and Merger Sub by a duly authorized officer of each of Newco and Merger Sub, certifying the satisfaction of the conditions set forth in this Section 2.2(c).

2.3 Issuance of Merger Consideration After the Closing.

(a) Payment Agent. Prior to the Effective Time, Newco shall select a bank or trust company, reasonably acceptable to the Company, to act as the payment agent for the Merger (the “Payment Agent”).

(b) Payment Fund.

(i) Creation of Payment Fund. On the Closing Date, Newco or the Surviving Corporation shall deposit (or cause to be deposited) with the Payment Agent, for payment to the holders of Shares pursuant to the provisions of Article I, an amount of cash equal to the product obtained by multiplying (x) the Merger Consideration by (y) the aggregate number of Shares issued and outstanding immediately prior to the Effective Time (excluding Owned Shares and Dissenting Shares) (such cash amount being referred to herein as the “Payment Fund”). From time to time following the Effective Time as required, Newco or the Surviving Corporation shall deposit (or cause to be deposited) with the Payment Agent additional cash in any amount necessary to enable the Payment Agent to pay any and all Merger Consideration payable hereunder.

(ii) Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed to the holders of the Shares on the date that is one (1) year after the Effective Time shall be delivered to the

Surviving Corporation upon demand, and any holders of Shares that were issued and outstanding immediately prior to the Merger who have not theretofore exchanged their Shares for the Merger Consideration pursuant to the provisions of Section 1.4(b) shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or similar Applicable Laws), solely as general unsecured creditors thereof, for any payment of and claim to the applicable Merger Consideration to which such holders may be entitled pursuant to the provisions of Article I. Any amounts remaining unclaimed by holders of the Shares two (2) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by Applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

(c) Exchange Procedures. Promptly following the Effective Time (and in any event within three (3) Business Days thereafter), Newco and the Surviving Corporation shall cause the Payment Agent to mail to each holder of record of Shares as of immediately prior to the Effective Time: (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of a certificate or certificates (the “Certificates”) that immediately prior to the Effective Time represented outstanding Shares (excluding Owned Shares and Dissenting Shares) (or effective affidavits of loss in lieu thereof) or transfer of non-certificated Shares (excluding Owned Shares and Dissenting Shares) represented by book entry (“Uncertificated Shares”) to the Payment Agent); and (ii) instructions for use in effecting the surrender of the Certificates (or effective affidavits of loss and indemnity in lieu therefor) or transfer of the Uncertificated Shares in exchange for the Merger Consideration payable in respect thereof pursuant to the provisions of Article I. Each holder of Shares that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the Shares represented by a Certificate or Uncertificated Share, upon surrender to the Payment Agent of a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Payment Agent, together with (x) in the case of Shares represented by a Certificate, surrender to the Payment Agent of such Certificate or (y) in the case of Shares represented by book-entry, receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request). Until so surrendered or transferred, as the case may be, from and after the Effective Time each such Certificate or Uncertificated Share shall represent for all purposes only the right to receive the Merger Consideration payable in respect thereof pursuant to the provisions of Article I. If Certificates or Uncertificated Shares are presented to the Surviving Corporation after the Effective Time for any reason, they shall be cancelled and exchanged for the Merger Consideration as provided for, and in accordance with the procedures set forth in Article I. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of such Certificate or Uncertificated Share. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of Shares that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time.

(d) Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Payment Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration issuable in respect thereof pursuant to Section 1.4(b)(i); provided, however, that the Surviving Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

(e) Transferred Shares. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Payment Agent any transfer or other similar Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Payment Agent that such Tax has been paid or is not payable.

(f) Tax Withholding. Each of the Payment Agent, Newco, the Surviving Corporation and the 102 Trustee shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom under Applicable Law and the Options Tax Ruling, if obtained. To the extent that such amounts are so deducted or withheld and remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

(g) No Liability. Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Newco, the Surviving Corporation or any other party hereto shall be liable to a holder of Shares for any amount properly paid to a public official pursuant to any abandoned property, escheat or similar Applicable Law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

OF THE COMPANY

Except (i) as set forth in the section of the disclosure letter delivered by the Company to Newco on the date of this Agreement (the “Company Disclosure Letter”) that relates to such section or in any other section of the Company Disclosure Letter to the extent it is reasonably apparent from the text of such disclosure that such disclosure is applicable to such other section, and (ii) as disclosed in the SEC Reports, including the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2017 (other than disclosures in the “Risk Factors” or “Special Note Regarding Forward-Looking Statements” sections of such reports and other disclosures that are similarly predictive or forward-looking in nature) (it being acknowledged that nothing disclosed in the SEC Reports will be deemed to modify or qualify the representations and warranties set forth in Section 3.5 and clause (a) of Section 3.10), the Company hereby represents and warrants to Newco and Merger Sub as follows:

3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under Delaware Law. The Company has the requisite power and authority to carry on its business as it is presently being conducted and to own, lease or operate its properties and assets. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has delivered or made available to Newco complete and correct copies of (a) the certificate of incorporation and bylaws, as amended to date, of the Company and (b) the minutes of all meetings of the Company Board and each committee of the Company Board since December 31, 2016. The Company is not in material violation of its certificate of incorporation or bylaws.

3.2 Authorization and Enforceability.

(a) The Company has all requisite power and authority to execute and deliver this Agreement and, subject in the case of the Merger to obtaining the Requisite Stockholder Approval, to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder and the consummation by the Company of the transactions contemplated hereby (including the Merger) have been duly authorized by all necessary corporate action on the part of the Company, and no additional corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby (including the Merger), other than, in the case of the Merger, obtaining the Requisite Stockholder Approval.

(b) This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Newco and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Law affecting or relating to creditors’ rights generally and by general principles of equity (collectively, the “Enforceability Limitations”).

(c) At a meeting duly called and held prior to the execution of this Agreement, the Company Board unanimously (i) determined and declared that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated hereby, including the Merger and Merger Consideration, are fair to and in the best interests of the Company and its stockholders, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger, (iv) assuming the accuracy of the representations and warranties set forth in Section 4.5, took all actions necessary so that the restrictions on business combinations and stockholder vote requirements contained in Section 203 of the DGCL will not apply with respect to or as a result of the Merger, this Agreement and the transactions contemplated hereby, (v) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at the Company Stockholders Meeting and (vi) resolved to recommend that the holders of Shares adopt this Agreement in accordance with the applicable provisions of Delaware Law.

(d) Other than Section 203 of the DGCL, no other “control share acquisition,” “fair price,” “moratorium” or other similar antitakeover Applicable Law applies to the Merger, this Agreement or any of the other transactions contemplated hereby.

(e) The Company Board has received an oral opinion of Qatalyst Partners LP (subsequently confirmed in writing) to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received under this Agreement by the holders of Company Common Stock (other than Parent or any Affiliate of Parent) is fair, from a financial point of view, to such holders, and as of the date of this Agreement, such opinion has not been withdrawn, revoked or modified. A signed copy of such opinion will be made available to Newco, for informational purposes only, promptly after the execution and delivery of this Agreement by each of the parties hereto.

(f) Assuming the accuracy of the representations and warranties set forth in Section 4.5, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at a meeting of the holders of Company Common Stock called to consider the Merger (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of Company Common Stock necessary (under Applicable Law, the Company’s governing documents or otherwise) to consummate the Merger and the other transactions contemplated by this Agreement.

3.3 Required Governmental Approvals. No consent, approval, order or authorization of, or filing or registration with, or notification to (any of the foregoing being a “Consent”), any Governmental Authority is required on the part of the Company or any of its Subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Merger), except (a) the filing of the Certificate of Merger with the Delaware Secretary of State as required by Delaware Law, (b) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (c) compliance with any applicable requirements of the HSR Act, the Antitrust Laws and foreign investment laws of the Relevant Jurisdictions and (d) such other Consents the failure of which to obtain would not have a Company Material Adverse Effect.

3.4 No Conflicts. The execution, delivery or performance by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby (including the Merger) and the compliance by the Company with any of the provisions hereof do not and will not (i) violate or conflict with any provision of the certificate of incorporation or bylaws or other constituent documents of the Company or any of its Subsidiaries, (ii) subject to obtaining the Consents referred to in Section 3.3, violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the loss of any material benefit or the imposition of any additional payment or other Liability under, any Material Contract, (iii) assuming compliance with the matters referred to in Section 3.3 and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Applicable Law or Order or (iv) result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (ii), (iii) and (iv) above, for such violations, conflicts, defaults, terminations, accelerations or Liens that would not have a Company Material Adverse Effect.

3.5 Capitalization.

(a) The authorized capital stock of the Company consists of 145,000,000 Shares and 5,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Shares”). As of the close of business on October 5, 2018, (A) 35,151,159 Shares were issued and outstanding, (B) 0 Shares were held by the Company as treasury shares and (C) no Preferred Shares were outstanding. Since the close of business on October 5, 2018, the Company has not issued any Shares other than pursuant to the exercise of Company Options. All outstanding Shares are validly issued, fully paid, nonassessable and free of any preemptive rights.

(b) 3,267,010 Shares are subject to issuance pursuant to Outstanding Stock Awards (of which, 736,191 Shares were reserved for issuance pursuant to outstanding Company Options (which Company Options have a weighted average exercise price of $34.8849 per share), 2,058,611 Shares were reserved for issuance pursuant to outstanding RSU awards (excluding PRSUs) and 472,208 Shares were reserved for issuance pursuant to outstanding PRSUs at the maximum achievement level) and 1,546,859 Shares were reserved for purchase under the Company ESPP as of the close of business on October 5, 2018. Except as otherwise set forth in this Section 3.5, since October 5, 2018, the Company has not granted, committed to grant or otherwise created or assumed any obligation with respect to any Stock Award. All Stock Awards have been validly granted and properly approved in accordance with all Applicable Law and the applicable Company Equity Incentive Plan. Between the close of business on October 5, 2018 and the date of this Agreement, the Company has not taken any action that, if taken after the date of this Agreement without the prior written consent of Newco, would constitute a breach of Sections 5.2(b), 5.2(c) or 5.2(d).

(c) Other than as referred to in Section 3.5(a) and Section 3.5(b), there are (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, stock appreciation rights, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Company, or that obligates the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company (the items in clauses (i), (ii), (iii) and (iv), together with the capital stock of the Company, being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of Company Securities. There are no outstanding Contracts of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities.

(d) Neither the Company nor any of its Subsidiaries is a party to any Contracts restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any securities of the Company, other than the Voting Agreements.

(e) Section 3.5(e) of the Company Disclosure Letter sets forth the maximum aggregate purchase price for Company Common Stock to be purchased under the Company ESPP (assuming for this purpose that (i) the closing price of the Shares on the NASDAQ on the trading day immediately preceding the date of this Agreement is the Purchase Price (as defined in the Company ESPP) and (ii) no new offering period under the Company ESPP commences following the date of this Agreement in accordance with Section 1.4(d)).

(f) The aggregate consideration payable for Shares, Company Options and RSUs payable to the holders hereof under Article I as of the date of this Agreement shall not exceed $2,122,204,908 (the “Aggregate Consideration”), which consists of (i) $1,964,805,222 with respect to holders of Shares (including Shares issued after the date of this Agreement pursuant to outstanding purchase rights under the Company ESPP as of the date hereof), (ii) $16,306,527 with respect to holders of Company Options outstanding as of the date hereof, (iii) $114,767,563 with respect to RSUs (excluding PRSUs) outstanding as of the date hereof and (iv) $26,325,596 with respect to PRSUs outstanding as of the date hereof (assuming the maximum achievement level); provided, however, that the Company shall not be deemed to have breached this Section 3.5(f) (A) solely by virtue of proper exercises of Company Options or the vesting of RSUs outstanding as of the date of this Agreement in accordance with their terms, so long as the net effect of such exercises of Company Options or vesting of RSUs does not increase the Aggregate Consideration (after taking into account the payment of the exercise price of the Company Options to the Company), or (B) to the extent there are changes to the relative portion of the Aggregate Consideration set forth in each of clauses (i), (ii) and (iii) of this Section 3.5(f), so long as such changes do not increase the Aggregate Consideration (after taking into account the payment of the exercise price of the Company Options to the Company).

3.6 Subsidiaries.

(a) The Company has delivered or made available to Newco a complete and accurate list as of the date hereof of each Subsidiary of the Company and the jurisdiction of organization thereof. Except for the Company’s Subsidiaries and marketable securities held for investment or cash management purposes, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interest in, any Person.

(b) Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its respective organization (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. Each of the Company’s Subsidiaries has the requisite power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets. Each of the Company’s Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has delivered or made available to Newco complete and correct copies of the certificates of incorporation and bylaws (or equivalent organizational documents), as amended to date, of the Company’s Subsidiaries.

(c) All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (i) have been duly authorized, validly issued and are fully paid and nonassessable and (ii) are owned, directly or indirectly, by the Company, free and clear of all Liens (other than Permitted Liens) and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent the operation by the Surviving Corporation of such Subsidiary’s business as presently conducted.

(d) There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (ii) options, stock appreciation rights, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (iii) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Subsidiaries of the Company, being referred to collectively as “Subsidiary Securities”) or (iv) other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Subsidiary Securities. There are no Contracts of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

3.7 SEC Reports.

(a) Since December 31, 2016 (the “Reference Date”), the Company has filed or furnished (as applicable) all forms, reports, schedules, statements and documents with the SEC that have been required to be so filed or furnished (as applicable) by it under Applicable Law at or prior to the time so required, and, after the date of this Agreement and until the Effective Time, the Company will file all forms, reports, schedules, statements and documents with the SEC that are required to be filed by it under Applicable Law at or prior to the time so required (all such forms, reports, schedules, statements and documents filed, together with any other forms, reports, schedules, statements or other documents filed or furnished (as applicable) by the Company with the SEC at or prior to the Effective Time, the “SEC Reports”).

(b) Each SEC Report complied, or will comply, as the case may be, as of its filing date, as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and with all applicable provisions of the Sarbanes-Oxley Act, each as in effect on the date such SEC Report was, or will be, filed.

(c) Since the Reference Date, neither the Company nor any of its Subsidiaries has received from the SEC or any other Governmental Authority any written comments or questions with respect to any of the SEC Reports (including the financial statements included therein) or any registration statement filed by any of them with the SEC or any notice from the SEC or other Governmental Authority that such SEC Reports (including the financial statements included therein) or registration statements are being reviewed or investigated, and, to the knowledge of the Company, there is not, any investigation or review being conducted by the SEC or any other Governmental Authority of any SEC Reports (including the financial statements included therein). As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SEC Reports.

(d) None of the Company’s Subsidiaries is required to file any forms, reports, schedules, statements or other documents with the SEC.

(e) No executive officer of the Company has failed to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any SEC Report, except as disclosed in certifications filed with the SEC Reports, and at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act. Neither the Company nor any of its executive officers has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

3.8 Financial Statements.

(a) The consolidated financial statements of the Company and its Subsidiaries filed in or furnished with the SEC Reports have been or will be, as the case may be, prepared in accordance with GAAP consistently applied by the Company during the periods and at the dates involved (except as may be indicated in the notes thereto), and fairly present in all material respects, or will fairly present in all material respects, as the case may be, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

(b) The Company’s system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that receipts and expenditures are executed in accordance with the authorization of management, and (iii) that any unauthorized use, acquisition or disposition of the Company’s assets that would materially affect the Company’s financial statements would be detected or prevented in a timely manner.

(c) The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC, and (ii) all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(d) Since the Reference Date, neither the Company nor any of its Subsidiaries (including any employee thereof) nor the Company’s independent auditors has identified or been made aware of (i) any material weakness in the system of internal accounting controls utilized by the Company and its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company and its Subsidiaries or (iii) any substantive or credible and material claim or allegation regarding any of the foregoing.

(e) Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand (such as any arrangement described in Section 303(a)(4) of Regulation S-K of the SEC)) where the purpose or effect of such arrangement is to avoid disclosure of any material transaction involving the Company or any of its Subsidiaries in the Company’s consolidated financial statements.

(f) Since the Reference Date, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant, consultant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any substantive complaint, allegation, assertion or claim, whether written or oral, that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. Since the Reference Date, no current or former attorney representing the Company or any of its Subsidiaries has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company Board or any committee thereof or to any director or executive officer of the Company.

(g) Since the Reference Date, to the knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or alleged commission of any crime or the violation or possible violation of any Applicable Law of the type described in Section 806 of the Sarbanes-Oxley Act by the Company or any of its Subsidiaries. Since the Reference Date, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, contractor, subcontractor or agent of the Company or any such Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any lawful act of such employee described in Section 806 of the Sarbanes-Oxley Act.

3.9 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any Liabilities other than (a) Liabilities reflected or otherwise reserved against in the Balance Sheet, (b) Liabilities under this Agreement, (c) fees and expenses payable to any accountant, outside legal counsel or financial advisor which are incurred in connection with the negotiation of this Agreement or the consummation of the transactions contemplated by this Agreement (including the Merger), (d) executory obligations under any Contract (none of which is a Liability for a material breach thereof) and (e) Liabilities incurred in the ordinary course of business since the date of the Balance Sheet and that would not have a Company Material Adverse Effect.

3.10 Absence of Certain Changes.

(a) Since January 1, 2018, there has not been any Company Material Adverse Effect.

(b) Since June 30, 2018 through the date hereof, except for actions expressly contemplated by this Agreement, the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business, and there has not been or occurred or there does not exist, as the case may be, any action that, if taken after the date of this Agreement without the prior written consent of Newco, would constitute a breach of Section 5.2.

3.11 Material Contracts.

(a) Section 3.11(a) of the Company Disclosure Letter contains a complete and accurate list of all Material Contracts to which the Company or any of its Subsidiaries is a party as of the date hereof. The Company has delivered or made available to Newco complete and correct copies of each such Material Contract.

(b) Each Material Contract is valid and binding on the Company (and/or each such Subsidiary of the Company, as the case may be) and is in full force and effect, other than any such Material Contract that after the date hereof is terminated or expires in accordance with its terms, and neither the Company nor any of its Subsidiaries party thereto, nor, to the knowledge of the Company, any other party thereto, is in breach of, or default under, in any material respect, any such Material Contract, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder in any material respect by the Company or any of its Subsidiaries, or, to the knowledge of the Company, any other party thereto. Neither the Company nor any of its Subsidiaries has received any written notice or other communication regarding any actual or possible violation or breach of or default under, or intention to cancel or modify (other than modifications in the ordinary course of business that are not materially adverse to the Company), any Material Contract.

3.12 Compliance with Laws and Orders. Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries, and, to the knowledge of the Company, their respective properties (including the Assets and the Leased Real Property), are not subject to any Liabilities arising under any Applicable Law or Order and are in compliance with all Applicable Laws and Orders. To the knowledge of the Company, during the three (3) years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries (a) has received any written notice of any administrative, civil or criminal investigation or audit by any Governmental Authority relating to the Company or any of its Subsidiaries, (b) has received any written notice from any Governmental Authority alleging any violation by the Company or any of its Subsidiaries of any

Applicable Law or Order nor (c) has provided any written notice to any Governmental Authority regarding any violation by the Company or any of its Subsidiaries of any Applicable Law or Order, and no such notice referred to in clauses (a), (b) or (c) of this Section 3.12 remains outstanding or unresolved as of the date of this Agreement.

3.13 Permits. The Company and its Subsidiaries are in compliance with the terms of, all permits, licenses, authorizations, consents, approvals and franchises from Governmental Authorities required to occupy and operate each Leased Real Property and to conduct their businesses as currently conducted (“Permits”), and no suspension or cancellation of any such Permits is pending or, to the knowledge of the Company, threatened, except for such noncompliance, suspensions or cancellations that, individually or in the aggregate, would not reasonably be expected to result in material Liability to the Company and its Subsidiaries, taken as a whole. Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries hold, to the extent legally required, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. During the three (3) years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority regarding (a) any violation by the Company or any of its Subsidiaries of any Permits or the failure to have any required Permits, or (b) any revocation, cancellation or termination of any Permits held by the Company or any of its Subsidiaries, and no such notice in either case remains outstanding or unresolved as of the date of this Agreement.

3.14 Legal Proceedings and Orders.

(a) There is no Legal Proceeding pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or, as of the date of this Agreement, against any present or former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such, or against any of the respective properties of the Company or any of its Subsidiaries, including the Assets and the Leased Real Property, or (to the knowledge of the Company) against third parties affecting such properties, in each case that (a) involves an amount in controversy in excess of $500,000, (b) seeks material injunctive relief or (c) seeks to impose any legal restraint on or prohibition against or limit the Surviving Corporation’s ability to operate the business of the Company and its Subsidiaries substantially as it was operated immediately prior to the date of this Agreement.

(b) Neither the Company nor any of its Subsidiaries nor any of their respective properties, including the Assets and the Leased Real Property, nor (to the knowledge of the Company) any third party owning or having any other interest in such properties is subject to any outstanding Order.

3.15 Taxes.

(a) Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries have (i) timely filed (taking into account valid extensions) all U.S. federal, state, local and non-U.S. Tax Returns required to be filed by any of them; and (ii) paid, or have reserved in accordance with GAAP on the face of the Balance Sheet (as opposed to the notes thereto) for the payment of, all Taxes that are required to be paid. The Balance Sheet reflects a reserve in accordance with GAAP for all material Taxes accrued but not yet paid by the Company and its Subsidiaries through the date of such Balance Sheet, and neither the Company nor any of its Subsidiaries has incurred any material liability for Taxes since the date of such Balance Sheet outside of the ordinary course of business.

(b) Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries has timely paid or withheld with respect to their employees and other third Persons (and paid over any amounts withheld to the appropriate Tax authority) all U.S. federal and state income taxes, Federal Insurance Contribution Act, Federal Unemployment Tax Act and other Taxes required to be paid or withheld.

(c) No audits or other examinations with respect to material amounts of Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing to the Company that have not been conclusively resolved in full. In the last five (5) years, no written claim has ever been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to tax in that jurisdiction.

(d) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code in the two (2) year period ending on the Closing Date.

(e) Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4(b)(2).

(f) Neither the Company nor any of its Subsidiaries has performed or was part of any action or transaction that is classified as a “reportable transaction” under Section 131(g) of the Ordinance and the regulations promulgated thereunder or is subject to reporting obligations under Sections 131D and 131E of the Ordinance or similar provisions under the Israel Value Added Tax Law of 1975 and the Israeli Land Taxation Law (Appreciation and Acquisition) of 1963.

(g) Neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; or (ii) has any material liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-United States law) as a transferee or successor, or otherwise by operation of law.

(h) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in method of accounting with respect to a taxable period (or portion thereof) ending on or prior to the Closing Date; (ii) “closing agreement,” as described in Section 7121 of the Code (or any corresponding provision of state, local or non-United States income Tax Law), entered into prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; (iv) prepaid amount received on or prior to the Closing Date outside the ordinary course of business; or (v) election under Section 108(i) of the Code made on or prior to the Closing Date.

(i) The Company and its Subsidiaries are not, and were not, required to include any amounts in income pursuant to Section 965 of the Code.

(j) Each Employee Plan that is intended to qualify as a capital gains route plan under Section 102 of the Ordinance (“Section 102 Plan”) has received a favorable determination or approval letter or is otherwise approved by the ITA as such. All Company Options and Company RSUs granted and Company Shares issued under any Section 102 Plan have been granted or issued, as applicable, in compliance in all respects with the applicable requirements of Section 102 (including the relevant sub-section of Section 102) and the written requirements and guidance of the ITA, including, without limitation, the adoption of the applicable board and shareholders resolutions, the timely filing of the necessary documents with the ITA, the submission of the application to the ITA to approve a Section 102 Plan, the appointment of an authorized trustee to hold the Company Options, Company RSUs and, if applicable, Company Shares issued upon exercise of Company Options, the execution by each holder of Company 102 Securities of an undertaking to comply with the provisions of Section 102 of the Ordinance, and the timely deposit of such securities or related documents with such trustee, pursuant to the terms of Section 102 and the guidance of the ITA published by the ITA on July 24, 2012 and clarification dated November 6, 2012.

(k) Neither the Company nor any of its Subsidiaries that is organized outside of Israel (i) is or has been an Israeli resident as defined in Section 1 of the Ordinance or (ii) has or has had any assets that principally comprise, directly or indirectly, assets located in Israel, in either case as determined in accordance with the Israeli Law relating to Taxes.

(l) Neither the Company nor any of its Subsidiaries is subject to any restrictions or limitations pursuant to Part E2 of the Ordinance or pursuant to any Tax ruling made with reference to the provisions of such Part E2 or otherwise.

(m) Neither the Company nor any of its Subsidiaries has been at any time a real property corporation (Igud Mekarke’in) within the meaning of such term under Section 1 of the Israeli Land Taxation Law (Appreciation and Acquisition), 5723-1963.

(n) Except as set forth on Section 3.15(n) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has received any material Government Grants, including but not limited to Preferred Enterprise, Benefitted Enterprise and Approved Enterprise Status (as such terms are defined in the Law for the Encouragement of Capital Investment of 1959) from the Investment Center. Except as set forth on Section 3.15(n) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any material outstanding financial liabilities under any such Government Grants (including any related Tax rulings). The Company’s Subsidiaries are in compliance in all material respects with the terms, conditions and requirements of their respective Government Grants and have duly fulfilled in all material respects all the undertakings relating thereto. As of the date hereof, none of the Company’s Subsidiaries has retained earnings which would be subject to corporate Tax due to the distribution of a “dividend” from such earnings, as the term “dividend” is specifically defined by the ITA in the framework of the Law for the Encouragement of Capital Investment of 1959.

(o) Since the Reference Date, no deficiencies for any Taxes have been asserted in writing or assessed in writing, or proposed, against the Company or any of its Subsidiaries that are not subject to adequate reserves on the consolidated financial statements of the Company and its Subsidiaries (in accordance with GAAP) as adjusted in the ordinary course of business consistent with past practice through the Effective Time, nor has the Company or any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax. There are no Liens (other than Permitted Liens) on any of the assets of the Company or its Subsidiaries for Taxes.

(p) Each of the Company’s Subsidiaries that is organized under the Laws of the State of Israel is duly registered for the purposes of Israeli value added Tax (“VAT”) and has complied in all material respects with all applicable requirements concerning VAT. Except as would not be material to the Company and its Subsidiaries, taken as a whole, each of the Company’s Subsidiaries that is organized under the Laws of the State of Israel (i) has not made any exempt transactions (as defined in the Israel Value Added Tax Law of 1975) and there are no circumstances by reason of which there might not be an entitlement to full credit of all VAT chargeable or paid on inputs, supplies, and other transactions and imports made by it, (ii) has collected and timely remitted to the relevant Tax authority all output VAT which it is required to collect and remit under any applicable Law, and (iii) has not received a refund for input VAT for which it is not entitled under any Law. None of the Company nor its Subsidiaries that are organized outside of Israel has ever been, or currently is, required to effect Israeli VAT registration.

(q) Except as would not have a Company Material Adverse Effect, (i) all intercompany transactions between the Company and the Subsidiaries have met the requirements of Section 482 of the Code and the regulations thereunder (or any corresponding provision of state, local or non-U.S. Tax Law); (ii) the prices and terms for the provision of any loan, property or services by or to the Company and its Subsidiaries are at arm’s length and all required documentation has been timely prepared or obtained and retained; and (iii) the Company and its Subsidiaries comply, and have always been compliant, with the requirements of Section 85A of the Ordinance and the regulations promulgated thereunder.

3.16 Employee Benefit Plans.

(a) Section 3.16(a) of the Company Disclosure Letter contains a complete and accurate list of all material Employee Plans other than (i) any agreement, understanding or arrangement under which a single individual (who is not an officer or director of the Company or any of its Subsidiaries) is eligible to receive immaterial compensation and/or benefits and that is terminable by the Company or its Subsidiary at-will or with no more than three (3) months’ notice or cash severance (other than as required by Applicable Law) without liability or financial obligation to the Company or (ii) any statutory benefits required by local Applicable Law. With respect to each material Employee Plan, to the extent applicable, the Company has made available to Newco complete and accurate copies of (A) the most recent annual report on Form 5500 required to have been filed with the IRS for each Employee Plan, including all schedules thereto; (B) the most recent determination letter, if any, from the IRS for any Employee Plan that is intended to qualify under Section 401(a) of the Code; (C) the most recent plan documents and summary plan descriptions, or a written description of the terms of any Employee Plan that is not in writing; (D) any related trust agreements, insurance contracts, insurance policies or other documents of any funding arrangements; (E) any notices to or from the IRS or any office or representative of the DOL or any similar Governmental Authority relating to any compliance issues in respect of any such Employee Plan; (F) with respect to each international Employee Plan, to the extent applicable, (1) the most recent annual report or similar compliance documents required to be filed with any Governmental Authority with respect to such plan and (2) any document comparable to the determination letter referenced under clause (B) above issued by a Governmental Authority relating to the satisfaction of Applicable Law necessary to obtain the most favorable tax treatment and (G) all other material Contracts relating to each Employee Plan, including administrative service agreements.

(b) Each Employee Plan has been maintained, operated and administered in compliance in all material respects with its terms and with all Applicable Law, including the applicable provisions of ERISA and the Code.

(c) Each Employee Plan that is intended to be “qualified” under Section 401 of the Code may rely on a prototype opinion letter or has received a favorable determination letter from the IRS to such effect and, to the knowledge of the Company, nothing has occurred or exists since the date of such determination or opinion letter that would reasonably be expected to materially and adversely affect the qualified status of any such Employee Plan.

(d) To the knowledge of the Company, all contributions, premiums and other payments required to be made with respect to any Employee Plan have been timely made, accrued or reserved for. There are no Legal Proceedings pending or, to the knowledge of the Company, threatened on behalf of or against any Employee Plan, the assets of any trust under any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure.

(e) None of the Company, any of its Subsidiaries, or, to the knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Employee Plan, engaged in or been a party to any non-exempt “prohibited transaction,” as such term is defined in Section 4975 of the Code or Section 406 of ERISA, which could reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code.

(f) Neither the Company, any of the its Subsidiaries nor any of their respective ERISA Affiliates has ever maintained, participated in or contributed to (or been obligated to contribute to) (i) an Employee Plan which was ever subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA), (iii) a “multiple employer plan” as defined in Section 210 of ERISA or Section 413(c) of the Code, (iv) a “funded welfare plan” within the meaning of Section 419 of the Code or (v) a voluntary employees’ beneficiary association under Section 501(c)(9) of the Code. No Employee Plan provides material welfare benefits that are not fully insured through an insurance contract.

(g) No Employee Plan provides post-termination or retiree life insurance, health or other welfare benefits to any person, other than pursuant to Section 4980B of the Code or any similar Applicable Law.

(h) Each Employee Plan that is subject to Section 409A of the Code and the regulations and guidance thereunder (“Section 409A”) has been at all times since January 1, 2005 (or, if later, the date it became effective) in operational compliance in all material respects with Section 409A and at all times since January 1, 2009 (or, if later, the date it became effective) in documentary compliance in all material respects with Section 409A. All Company Options have been granted at a per share exercise price that is at least equal to the fair market value of a share of the underlying Company Common Stock as of the date the Company Option was granted, as determined in accordance with Applicable Law, including Section 409A.

(i) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (including the Merger) will, either alone or in conjunction with any other event, (i) result in any payment or benefit becoming due or payable, or required to be provided, to any director, employee, consultant or independent contractor of the Company or any of its Subsidiaries, (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee, consultant or independent contractor, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation or (iv) result in the payment of any amount that would not be deductible by reason of Section 280G of the Code. There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party or by which it is bound to compensate any current or former employee or other disqualified individual for excise taxes that may be required pursuant to Section 4999 of the Code or any Taxes required by Section 409A.

(j) No deduction for federal income tax purposes has been disallowed for remuneration paid by the Company or any of its Subsidiaries by reason of Section 162(m) or Section 404 of the Code.

3.17 Labor Matters.

(a) Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is a party to any Contract or arrangement between or applying to, one or more employees or other service providers and a union, trade union, works council, group of employees or any other employee representative body, for collective bargaining or other negotiating or consultation purposes or reflecting the outcome of such collective bargaining or negotiation or consultation with respect to their respective employees with any labor organization, union, group, association, works council or other employee representative body, or is bound by any equivalent national or sectoral agreement other than nationwide or industry wide agreements that apply to the Company as a matter of Law or extension orders applicable to all employers in Israel or in the High Tech sector in Israel (“Collective Bargaining Agreements”). Neither the Company nor any of its Subsidiaries are, nor have ever been, a member of any employers’ association or organization. Neither the Company nor any of its Subsidiaries has paid, or, to the knowledge of the Company, has been required or requested to pay, any amounts (including professional organizational handling charges) to any employers’ association or organization. Except as would not have a Company Material Adverse Effect, there are no pending activities or proceedings or, to the knowledge of the Company, threatened or reasonably anticipated by any works council, union, trade union, or other labor-relations organization or entity (“Labor Organization”) to organize any such employees. Except as would not have a Company Material Adverse Effect, there are no lockouts, strikes, slowdowns, work stoppages or, to the knowledge of the Company, threats thereof by or with respect to any employees of the Company or any of its Subsidiaries which nor have there been any such lockouts, strikes, slowdowns or work stoppages or threats thereof with respect to any employees or the Company or any of its Subsidiaries. Except as would not have a Company Material Adverse Effect, the consummation of the transactions contemplated by this Agreement (including the Merger) will not entitle any person (including any Labor Organization) to any payments under any Collective Bargaining Agreement, or require the Company or any of its Subsidiaries to consult with, provide notice to, or obtain the consent or opinion of any Labor Organization. Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company any of their respective representatives or employees, has committed any material unfair labor practice in connection with the operation of their respective businesses of the Company or any of its Subsidiaries. Except as would not have a Company Material Adverse Effect, there is no charge, complaint or other action against the Company or any of its Subsidiaries by the National Labor Relations Board or any comparable Governmental Authority pending or to the knowledge of the Company threatened, nor has the Company or any of its Subsidiaries received notice of complaints, charges or claims against the Company or any of its Subsidiaries, and, to the knowledge of the Company and its Subsidiaries, no such complaints, charges or claims have been threatened by or before any Governmental Authority or based on, arising out of, in connection with or otherwise relating to the employment or termination of, or failure to employ any individual by the Company or any of its Subsidiaries.

(b) Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries have complied in all material respects with Applicable Laws and Orders relating to employment, employment practices, terms and conditions of employment, worker classification (including the proper classification of workers as independent contractors and consultants and for overtime purposes), tax withholding, prohibited discrimination, equal employment, fair employment practices, meal and rest periods, immigration status, employee safety and health, wages (including overtime wages), compensation, hours of work, working during rest days, social benefits contributions, severance pay, termination of employment, and engaging employees through services providers and in each case, with respect to employees: (i) to the knowledge of the Company has withheld and reported all amounts required by Applicable Law or by agreement to be withheld and reported with respect to wages, salaries and other payments to employees, (ii) to the knowledge of the Company is not liable for any arrears of wages, severance pay or any taxes or any penalty for failure to comply with any of the foregoing, and (iii) to the knowledge of the Company is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the ordinary course of business). Except as would not have a Company Material Adverse Effect, none of the Company or any of its Subsidiaries has any unsatisfied obligations of any nature with respect to any former employee or contractor, and the termination of each former employee and contractor of the Company and its Subsidiaries was made in material compliance with all Applicable Laws and Contracts. Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has any material Liability with respect to any misclassification of: (x) any Person as an independent contractor rather than as an employee, (y) any employee leased from another employer, or (z) any employee currently or formerly classified as exempt from overtime wages. To the knowledge of the Company, neither the Company nor any of its Subsidiaries is a party to a conciliation agreement, consent decree or other agreement or order with any Governmental Authority.

(c) Except as would not have a Company Material Adverse Effect, each of the Company and its Subsidiaries is in compliance in all material respects with WARN. To the knowledge of the Company in the past two (2) years, (i) neither the Company nor any of its Subsidiaries has effectuated a “plant closing” (as defined in WARN) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of its business, (ii) there has not occurred a “mass layoff” (as defined in WARN) affecting any site of employment or facility of the Company or any of its Subsidiaries, and (iii) neither the Company nor any of its Subsidiaries has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number, including as aggregated, to trigger application of any similar state, local or foreign law or regulation. To the knowledge of the Company neither the Company nor its Subsidiaries has caused any of their respective employees to suffer an “employment loss” (as defined in WARN) during the ninety (90) day period prior to the date hereof, and there has been no termination which would trigger any notice or other obligations under WARN.

(d) Except as would not have a Company Material Adverse Effect, no current or former employee or contractor of the Company’s Subsidiaries incorporated in Israel (the “Israeli Subsidiaries”) is or was engaged by the Israeli Subsidiaries without a written contract, or no such employee or contractor failed to execute an agreement concerning, intellectual property, confidentiality and non-competition. To the knowledge of the Company, no current employee of the Israeli Subsidiaries is in material violation of any term of any employment agreement, invention assignment agreement, patent disclosure agreement, non-competition agreement, non-solicitation agreement, or any restrictive covenant with a former employer relating to the right of any such employee to be employed by the Israeli Subsidiaries due to the nature of the businesses of the Company and its Subsidiaries or the use of Trade Secrets or proprietary information of others. All independent contractors and consultants to the Israeli Subsidiaries (“Contractors”) can be terminated on notice of thirty days or less to the Contractor. Except as would not have a Company Material Adverse Effect, (i) all Contractors are, and all former Contractors were, correctly classified as independent contractors and would not reasonably be expected to be reclassified by any Israeli Governmental Authority as employees of the Israeli Subsidiaries, for any purpose whatsoever; (ii) according to the Contractors’ agreements with the Israeli Subsidiaries, no Contractor is entitled to any rights as an employee under the applicable labor Laws and (iii) all current and former Contractors have received all rights to which they are and were entitled according to any Applicable Law or Contract with the Israeli Subsidiaries. None of the Israeli Subsidiaries are engaged with any personnel through manpower agencies.

(e) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, (i) the Company’s and its Subsidiaries’ liability with respect to their Israeli employees for severance pay, accrued vacation and contributions to all Company Plans are fully funded or, if not required by any source to be funded, are accrued on the Company’s or Subsidiaries’ (as applicable) financial statements as of the date of such financial statements and (ii) any Section 14 Arrangement under the Israeli Severance Pay Law—1963 has been properly applied in accordance with the terms of the general permit issued by the Israeli Labor Minister regarding all former and current Israeli employees of the Israeli Subsidiaries who reside in Israel based on their full salaries and from their commencement date of employment.

3.18 Real Property.

(a) Neither the Company nor any of its Subsidiaries has ever owned any real property, nor is party to any agreement to purchase or sell any real property.

(b) The Company has delivered or made available to Newco a complete and accurate list of all of the existing leases, subleases, licenses, or other agreements (collectively, the “Leases”) under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property (such property, the “Leased Real Property”). The Company has heretofore made available to Newco true, correct and complete copies of all material Leases (including all modifications, amendments, supplements, consents, waivers and side letters thereto and all agreements in connection therewith, including all work letters, improvement agreements, estoppel certificates, and subordination agreements). The Company or its Subsidiaries have and own valid leasehold estates in the Leases and the Leased Real Property, free and clear of all Liens, other than Permitted Liens. The Company has delivered or made available to Newco a complete and accurate list of all of the existing Leases granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy, now or in the future, any of the Leased Real Property. The Company and its Subsidiaries currently occupy all of the Leased Real Property for the operation of their business and there are no other parties occupying or with a right to occupy the Leased Real Property.

(c) Each Lease constitutes the entire agreement of the landlord and the tenant thereunder, and no term or condition thereof has been modified, amended or waived except as described in the copies of the Leases that have previously been delivered by the Company to Newco. Neither the Company nor any of its Subsidiaries owes brokerage commissions or finder’s fees with respect to any Leased Real Property nor is party to any agreement or subject to any claim that may require the payment of any real estate brokerage commissions.

(d) Each Leased Real Property and all of its operating systems are in good operating condition and repair, and free, to the knowledge of the Company, from material structural, physical, mechanical, electrical, plumbing, roof or other defects, is maintained in a manner consistent with industry standards generally followed with respect to similar property, and is suitable for the conduct of the business of the Company and its Subsidiaries as presently conducted.

(e) The Company has not received any notice from any insurance company of any defects or inadequacies in any Leased Real Property or any part thereof which could materially and adversely affect the insurability of such Leased Real Property or the premiums for the insurance thereof. No written notice has been given by any insurance company which has issued a policy with respect to any portion of any Leased Real Property or by any board of fire underwriters (or other body exercising similar functions) requesting the performance of any repairs, alterations or other work with which compliance has not been made.

(f) There is no pending or, to the knowledge of the Company, threatened condemnation or similar proceeding affecting any Leased Real Property or any portion thereof, and the Company has no knowledge that any such action is currently contemplated. There are no pending or, to the knowledge of the Company, threatened special assessments or improvements or activities of any public or quasi-public body either planned, in process, or completed which may give rise to any special assessment against any Leased Real Property.

3.19 Personal Property. The machinery, equipment, furniture, fixtures and other tangible personal property and assets owned, leased or used by the Company or any of its Subsidiaries (the “Assets”) are, in the aggregate, sufficient and adequate to carry on their respective businesses in all material respects as presently conducted, and the Company and its Subsidiaries are in possession of and have good title to, or valid leasehold interests in or valid rights under contract to use, such Assets that are material to the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except for Permitted Liens and defects in title that would not have a Company Material Adverse Effect.

3.20 Intellectual Property.

(a) Section 3.20(a) of the Company Disclosure Letter contains a complete and accurate list of the Company Intellectual Property Rights that are Registered IP (“Company Registered IP”).

(b) The Company has no knowledge of any information, materials, facts or circumstances that would render any material Company Registered IP invalid or unenforceable.

(c) With respect to each item of Company Registered IP to which the Company has determined to maintain: (i) all necessary registration, maintenance and renewal fees have been paid, and all necessary documents and certificates have been filed with the relevant patent, copyright, trademark, domain registrars or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered IP, (ii) such item is currently in compliance with all formal legal requirements with respect thereto and (iii) such item is not subject to any overdue maintenance fees or taxes.

(d) To the knowledge of the Company, the Company or one of its Subsidiaries holds exclusive ownership of, or has a valid license or other valid right to use, all Intellectual Property Rights that are used in or necessary for the operation of their respective businesses in all material respects as presently conducted. The Company and its Subsidiaries own all right, title and interest in the Company Intellectual Property Rights, free and clear of all Liens other than Permitted Liens.

(e) To the knowledge of the Company, the operation of the business of the Company and its Subsidiaries, including the development, manufacturing, marketing, sale, offer for sale, exportation, distribution, and/or use by the Company and its Subsidiaries of any Company Products, as presently conducted does not infringe or misappropriate any Intellectual Property Right of any third Person.

(f) The Company and each of its Subsidiaries have acted in a reasonable and prudent manner with respect to the protection and preservation of the confidentiality of the Trade Secrets that are Company

Intellectual Property Rights, and to the knowledge of the Company, there is no (and since the Reference Date there has not been any) unauthorized use, disclosure or misappropriation of any such Trade Secrets that are Company Intellectual Property Rights by any Person.

(g) During the three (3) years prior to the date of this Agreement, (i) to the knowledge of the Company, no Person (or any of such Person’s products or services or other operation of such Person’s business) has infringed or is infringing upon, or has violated or is otherwise violating, any Company Intellectual Property Rights and (ii) neither the Company nor any of its Subsidiaries have asserted or threatened in writing any claim against any Person alleging the same.

(h) There is not, and has not been during the three (3) years prior to the date hereof, any Legal Proceeding made, conducted or brought by a third Person that has been served upon or filed, or any other claim of which the Company or any of its Subsidiaries has received written notice, with respect to any alleged infringement or other violation by the Company or any of its Subsidiaries of the Intellectual Property Rights of such third Person.

(i) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the Merger) will not, as a result of any Contract to which the Company or any of its Subsidiaries is a party, trigger (i) the Company or its Subsidiaries granting to any third party any rights or licenses to any material Company Intellectual Property Rights, or (ii) the Company or any of its Subsidiaries being bound by, or subject to, any non-competition, exclusivity or other material restriction on the operation or scope of their respective businesses.

(j) The Company and its Subsidiaries exercise ordinary and reasonable care in connection with the use of Public Software. The Company and its Subsidiaries are in compliance in all material respects with all applicable licenses related to the Public Software.

(k) The Company and its Subsidiaries have not disclosed, distributed, delivered, licensed, shared or otherwise made available, nor have a duty or obligation (whether present, contingent, or otherwise) to disclose, distribute, deliver, license, share or otherwise make available, the source code for any Company Software or Company Product to any Person (other than employees, consultants and independent contractors who require such source code to perform his or her duties for the Company or its Subsidiaries and are subject to a written confidentiality agreements that reasonably protects against unauthorized disclosure of such source code), and, to the knowledge of the Company, no other Person is in possession of any such source code.

(l) (i) The Company and each of its Subsidiaries, and the operation of the Business of the Company and its Subsidiaries, including the Company Products, are and have been conducted in material compliance with applicable Data Security Requirements, (ii) neither the Company nor any of its Subsidiaries has received, or been subject to, any claims, complaints or other written notices, or been the subject of, any investigation, inquiry, enforcement proceedings or audit with respect to the same, from any Governmental Authority, alleging non-compliance with the Data Security Requirements, and no such investigation, inquiry or proceedings have been threatened or, to the knowledge of the Company, are likely to arise and (iii) the transactions contemplated by this Agreement will not result in any material liabilities in connection with any Data Security Requirements.

3.21 Insurance. The Company and its Subsidiaries have all material policies of insurance covering the Company, its Subsidiaries or any of their respective employees, properties or assets, including policies of life, property, title, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, in each case in a form and amount that is customarily carried by persons conducting business similar to that of the Company and which the Company believes is adequate for the operation of its business. All such insurance policies are in full force and effect, no notice of cancellation has been received, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder, except for such defaults that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

3.22 Related Party Transactions. Except as set forth in the SEC Reports or compensation or other employment arrangements in the ordinary course, there are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any officer or director, but not including any wholly owned Subsidiary of the Company) thereof or any stockholder that beneficially owns 5% or more of the Shares, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

3.23 Brokers. Except for Qatalyst Partners LP, there is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby (including the Merger).

3.24 Government Contracts. The Company has not (a) breached or violated any Applicable Law, certification, representation, clause, provision or requirement pertaining to any Government Contract, (b) been suspended or debarred from bidding on government contracts by a Governmental Authority, (c) been audited or investigated by any Governmental Authority with respect to any Government Contract, (d) conducted or initiated any internal investigation or made any disclosure with respect to any alleged or potential irregularity, misstatement or omission arising under or relating to a Government Contract, (e) had any Government Contract terminated by any Governmental Authority or any other Person for default or failure to perform or (f) granted the government unlimited rights or government purpose rights in any data including any software developed by the Company, in each case of clauses (a)-(f), that would have a Company Material Adverse Effect. The Company has complied in all material respects with all Applicable Laws, regulations and other governmental policies related to any Company or Subsidiary facility security clearance.

3.25 Anti-Bribery and Export Compliance.

(a) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, (i) neither the Company nor any of its Subsidiaries, nor any of their respective officers or directors has and, to the knowledge of the Company and its Subsidiaries, no partner, distributor, reseller, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly: made or offered any payment or transfer of anything of value to any government official or employee, political party or campaign, official or employee of any public international organization, or official or employee of any government-owned enterprise or institution to obtain or retain business or to secure an improper advantage, or otherwise conducted any transaction, transfer or business in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act, or any other applicable anti-corruption or anti-money laundering law (collectively, “Anti-Corruption Laws”); and (ii) neither the Company nor any of its Subsidiaries has received any notice of any governmental or internal investigation or inquiry, any allegation, or any disclosure related to any violation or potential violation by the Company, any of its Subsidiaries or any of their respective officers or directors or, to the knowledge of the Company, by any partner, distributor, reseller, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, of any Anti-Corruption Law.

(b) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, (i) the Company and its Subsidiaries and their employees, officers, and directors, and, to the knowledge of the Company and its Subsidiaries, their partners, distributors, resellers, and agents are and have been in material compliance with all export control and import control Applicable Laws, including those administered by the European Union, U.S. Department of Commerce, U.S. Customs and Border Protection, and the U.S. Department of State, and with all applicable economic sanctions, including those administered by the U.S. Department of Treasury, Office of Foreign Assets Control (“OFAC”), and the U.S. Department of Commerce, (ii) neither the Company nor any Subsidiary nor any officer or director of the Company, nor any agent acting on behalf of the Company is designated or is owned or controlled by any person designated on any restricted party list of any Governmental Authority, including OFAC’s Specially Designated Nationals and

Blocked Persons List, and (iii) other than routine audits by Governmental Authorities, neither the Company nor any of its Subsidiaries has received any notice of any governmental or internal investigation, audit or inquiry, any allegation, or any disclosure related to any violation or potential violation by the Company or any of its Subsidiaries or, to the knowledge of the Company, by any partner, distributor, reseller, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, of any export, import or economic sanctions Applicable Law.

3.26 Indebtedness. Section 3.26 of the Company Disclosure Letter contains a true, correct and complete list of all Indebtedness which is material to the Company and its Subsidiaries outstanding as of the date of this Agreement, other than Indebtedness reflected in the Balance Sheet or otherwise included in the SEC Reports.

3.27 Environmental Matters. Except as would not have a Company Material Adverse Effect, (a) the Company and each of its Subsidiaries are not subject to any Liabilities under, and are in compliance with, all Environmental Laws, including all Permits required under Environmental Laws, (b) neither the Company nor any of its Subsidiaries has received any unresolved notice, report, or other information regarding, and there are no Legal Proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging, any violation of, or Liabilities under, any Environmental Laws, and (c) neither the Company nor any of its Subsidiaries (nor any of their predecessors or Affiliates to the extent giving rise to Liabilities to the Company or any of its Subsidiaries) has treated, stored, manufactured, transported, handled, disposed, arranged for or permitted the disposal of, exposed any Person to, owned or operated any facility or property that is or has been contaminated by, or released any substance, in each case so as to give rise to any Liabilities pursuant to Environmental Laws.

3.28 No Other Representations. Except for the representations and warranties of the Company expressly set forth in this Article III, (a) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, and Newco and Merger Sub have not relied on, any representation or warranty (whether express or implied) relating to the Company, its Subsidiaries or any of their respective businesses, operations, properties, assets, liabilities or otherwise in connection with this Agreement or the transactions contemplated hereby, including as to the accuracy or completeness of any such information, (b) no Person has been authorized by the Company or any of its Subsidiaries to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations, properties, assets, liabilities or otherwise in connection with this Agreement or the transactions contemplated hereby, and if made, such representation or warranty must not be and has not been relied upon by Newco, Merger Sub or any of their respective Affiliates and Representatives as having been authorized by the Company or any of its Subsidiaries (or any other Person), and (c) any estimate, projection, prediction, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Newco, Merger Sub or any of their respective Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by the Company in connection with the transactions contemplated by this Agreement or in connection with presentations by the Company’s management, are not and shall not be deemed to be or include representations or warranties unless and to the extent any such materials or information is expressly the subject of any express representation or warranty of the Company set forth in Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF NEWCO AND MERGER SUB

Newco and Merger Sub hereby represent and warrant to the Company as follows:

4.1 Organization and Good Standing.

(a) Each of Newco and Merger Sub is duly organized, validly existing and in good standing under Delaware Law and has the requisite limited liability company or corporate power and authority, as applicable, to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets.

(b) Each of Newco and Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and, prior to the Effective Time, neither Newco nor Merger Sub will have engaged in any other business activities and will have incurred no material liabilities or obligations other than as contemplated by this Agreement. Newco is the sole record stockholder of Merger Sub.

4.2 Authorization and Enforceability.

(a) Each of Newco and Merger Sub has all requisite limited liability company power and authority or corporate power and authority, as applicable, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Newco and Merger Sub and the consummation by Newco and Merger Sub of the transactions contemplated hereby (including the Merger) have been duly authorized by all necessary limited liability company or corporate action on the part of Newco and Merger Sub, and no other limited liability company or corporate proceedings on the part of Newco or Merger Sub are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby (including the Merger).

(b) This Agreement has been duly executed and delivered by each of Newco and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Newco and Merger Sub, enforceable against each in accordance with its terms, subject to the Enforceability Limitations.

4.3 Required Governmental Consents. No Consent of any Governmental Authority is required on the part of Newco, Merger Sub or any of their Affiliates in connection with the execution, delivery and performance by Newco and Merger Sub of this Agreement and the consummation by Newco and Merger Sub of the transactions contemplated hereby (including the Merger), except (a) the filing of the Certificate of Merger with the Delaware Secretary of State, (b) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (c) compliance with any applicable requirements of the HSR Act, the Antitrust Laws and the foreign investment laws of the Relevant Jurisdictions, and (d) such other Consents, the failure of which to obtain would not reasonably be expected to have a Newco Material Adverse Effect.

4.4 No Conflicts. The execution, delivery or performance by Newco and Merger Sub of this Agreement, the consummation by Newco and Merger Sub of the transactions contemplated hereby (including the Merger) and the compliance by Newco and Merger Sub with any of the provisions hereof do not and will not (a) violate or conflict with any provision of the certificates of formation, certificate of incorporation, operating agreement or bylaws of Newco or Merger Sub or, (b) assuming compliance with the matters referred to in Section 4.3, violate or conflict with any Applicable Law or Order, except in the case of clause (b) above, for such violations or conflicts which would not reasonably be expected to have a Newco Material Adverse Effect.

4.5 No Ownership of Company Common Stock. Neither Newco nor Merger Sub nor any of their respective Affiliates owns (directly or indirectly, beneficially or of record, including pursuant to a derivatives contract) or has owned at any time during the last three (3) years, any Shares. Neither Newco nor Merger Sub nor any of their respective Affiliates is, nor at any time during the last three (3) years has it been, an “interested stockholder” of the Company within the meaning of Section 203 of the DGCL.

4.6 No Stockholder and Management Arrangements. Except for the Voting Agreements or as expressly authorized by the Company, neither Newco or Merger Sub, nor any of their respective Affiliates, is a party to any Contracts, or has made or entered into any formal or informal arrangements or other understandings (whether or not binding), with any stockholder, director, officer or other Affiliate of the Company or any of its Subsidiaries relating to this Agreement, the Merger or any other transactions contemplated by this Agreement, or the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time.

4.7 No Litigation. There are no Legal Proceedings pending or, to the knowledge of Newco, threatened against or affecting Newco or Merger Sub or any of their respective properties that would, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated hereby (including the Merger) or the performance by Newco and Merger Sub of their respective covenants and obligations hereunder. Neither Newco nor Merger Sub is subject to any outstanding Order that would, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated hereby (including the Merger) or the performance by Newco and Merger Sub of their respective covenants and obligations hereunder.

4.8 Solvency. None of Newco, Merger Sub, the Guarantor or the Equity Financing Source is entering into the transactions contemplated by this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Newco and Merger Sub is Solvent as of the date of this Agreement, and each of Newco and the Company and its Subsidiaries (on a consolidated basis) will, after giving effect to the Merger or any other transaction contemplated by this Agreement, including the funding of the Financing and any Alternate Debt Financing, payment of the Merger Consideration, and payment of all other amounts required to be paid in connection with the consummation of the Merger or any other transaction contemplated by this Agreement (including the Option Consideration and the RSU Consideration) and the payment of all related fees and expenses, and assuming the representations and warranties in Article III are true and correct in all material respects, be Solvent at and after the Closing. As used in this Section 4.8, the term “Solvent” shall mean, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Newco and, after the Closing, the Company and its Subsidiaries (on a consolidated basis) and of each of them (on a stand-alone basis) will exceed their debts, (b) Newco and, after the Closing, the Company and its Subsidiaries (on a consolidated basis) and each of them (on a stand-alone basis) has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature, and (c) Newco has and, after the Closing, the Company and its Subsidiaries (on a consolidated basis) and each them (on a stand-alone basis) will have, sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.8, “debt” means any liability on a claim, and “claim” means any (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

4.9 Financing.

(a) Newco has delivered to the Company a complete and accurate copy of an executed commitment letter of even date herewith (the “Equity Commitment Letter”) from the Equity Financing Source pursuant to which the Equity Financing Source has committed to provide, subject to the terms and conditions set forth therein, equity financing for the transactions contemplated by this Agreement in the aggregate amount set forth therein (the “Equity Financing”). The Equity Commitment Letter provides that the Company is an express third-party beneficiary thereof solely for purposes of the Company’s exercise of its rights under Section 9.11(c). The Equity Commitment Letter, in the form so delivered to the Company, is in full force and effect and is a legal, valid and binding obligation of Newco and the Equity Financing Source, fully and specifically enforceable against the parties thereto in accordance with its terms, subject to the Enforceability Limitations.

(b) Newco has delivered to the Company a complete and accurate copy of an executed commitment letter of even date herewith, and the executed fee letter related thereto of even date herewith (which such fee letter may be redacted with respect to fee amounts, pricing caps, original issue discount provisions, “flex” and other economic terms, so long as no redaction covers terms that would adversely affect the amount, conditionality, availability or termination of the Debt Financing), together with any related engagement letters, exhibits, schedules, annexes, supplements, term sheets and other agreements, in each case from the Commitment Parties (as defined therein) (collectively, the “Debt Commitment Letter” and together with the Equity Commitment Letter, the “Financing Commitment Letters”), pursuant to which the agents, arrangers, managers, lenders and other entities party thereto (other than Newco or Merger Sub) and the parties to any joinder agreements, credit agreements or other definitive agreements relating thereto (together with their respective affiliates and their respective affiliates’ officers, directors, employees, controlling persons, agents and Representatives and their respective successors and assigns, the “Debt Financing Sources” and together with the Equity Financing Source, the “Financing Sources”) has/have committed to provide, subject to the terms and conditions set forth therein, debt financing for the Merger and other transactions contemplated by this Agreement in the aggregate amount set forth therein (the “Debt Financing” and together with the Equity Financing, the “Financing”). Any reference in this Agreement to (i) “Equity Commitment Letter,” “Debt Commitment Letters” or “Financing Commitment Letters” will include such documents as amended or modified in compliance with the provisions of Section 7.3, and (ii) the “Financing” will include the financing contemplated by the Financing Commitment Letters as amended or modified in compliance with the provisions of Section 7.3. As of the date of this Agreement, Newco has fully paid, or caused to be fully paid, any and all commitment fees or other fees that have been incurred and are due and payable in connection with the Financing Commitment Letters on or prior to the date of this Agreement, and Newco will pay, or cause to be paid, when due all other commitment fees and other fees arising under the Financing Commitment Letters as and when they become due and payable thereunder. The Debt Commitment Letter, in the form so delivered to the Company, is in full force and effect as of the date hereof, and is a legal, valid and binding obligation of Newco and, to the knowledge of Newco, the other parties thereto, enforceable against the parties thereto in accordance with its terms, subject to the Enforceability Limitations.

(c) The aggregate proceeds contemplated by the Financing Commitment Letters are sufficient (after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of “flex” (including original issue discount “flex”) provided under the Debt Commitment Letter) to enable Newco to (i) consummate the transactions contemplated by this Agreement to be consummated at the Closing upon the terms contemplated by this Agreement, (ii) pay all of the Merger Consideration payable at the Closing in respect of Shares in the Merger pursuant to this Agreement, (iii) pay all amounts payable in connection with the Closing in respect of the Option Consideration and the RSU Consideration under this Agreement, (iv) pay all liabilities and other obligations of the Company contemplated to be funded by Newco at the Closing under by this Agreement, and (v) pay all related fees and expenses associated with the transactions contemplated by this Agreement or the Financing Commitment Letters incurred by Newco, Merger Sub, the Company, the Surviving Corporation or any of their respective Affiliates and required to be paid at the Closing by such party.

(d) As of the date of this Agreement, (i) none of the Financing Commitment Letters have been amended or modified (and no such amendment or modification is contemplated except (x) in connection with any amendments or modifications to effectuate any “flex” terms contained in the Debt Commitment Letter provided as of the date hereof, (y) to add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Commitment Letter as of the date hereof and/or (z) as otherwise permitted under Section 7.3(a)), and (ii) the respective commitments set forth in the Financing Commitment Letters have not been withdrawn or rescinded in any respect (and no such withdrawal or rescission is contemplated) except to the extent permitted under Section 7.3(a). Except as set forth in the Financing Commitment Letters, there are no side letters or other agreements, contracts or arrangements to which Newco or Merger Sub or any of their respective Affiliates is a party relating to the funding or investing, as applicable, of the full amount of the Financing. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of Newco under any term or condition of the Financing Commitment Letters, or otherwise result in any portion of the Financing contemplated thereby to be unavailable. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as set forth in the Financing Commitment Letters in the form so delivered to the Company. As of the date of this

Agreement, Newco has no reason to believe that any term or condition to the Financing set forth in the Financing Commitment Letters will not be fully satisfied on a timely basis or that the Financing will not be available to Newco at the Closing, including any reason to believe that any of the Financing Sources, or the Equity Financing Source will not perform their respective funding obligations under the Financing Commitment Letters in accordance with their respective terms and conditions.

(e) None of the Guarantor, the Equity Financing Source, Newco, Merger Sub or any of their respective Affiliates has entered into any Contract with any Person directly or indirectly prohibiting or seeking to prohibit such Person from providing or seeking to provide debt financing to any Person in connection with a transaction relating to the Company or any of its Subsidiaries.

4.10 Guaranty. The Guaranty is in full force and effect and is a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms (subject to the Enforceability Limitations) and no event has occurred which, with or without notice, lapse of time or both, could constitute a default on the part of the Guarantor under such Guaranty.

4.11 Non-Reliance. Newco and Merger Sub hereby acknowledge (each for itself and on behalf of its Affiliates and Representatives) that, as of the date hereof, Newco, Merger Sub and their respective Affiliates and Representatives (a) have received full access to (i) such books and records, facilities, equipment, contracts and other assets of the Company that Newco and Merger Sub and their respective Affiliates and Representatives, as of the date hereof, have requested to review and (ii) the electronic data room hosted by the Company in connection with the transactions contemplated by this Agreement, and (b) have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company. Newco and Merger Sub hereby acknowledge and agree (each for itself and on behalf of its respective Affiliates and Representatives) that, except for the representations and warranties of the Company expressly set forth in Article III, (x) none of the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty (whether express or implied) relating to the Company, its Subsidiaries or any of their respective businesses, operations, properties, assets, liabilities or otherwise in connection with this Agreement and the transactions contemplated by this Agreement, including as to the accuracy or completeness of any such information, and none of Newco, Merger Sub or any of their respective Affiliates or Representatives is relying on any representation or warranty except for those representations and warranties of the Company expressly set forth in Article III, (y) no Person has been authorized by the Company or any of its Subsidiaries to make any representation or warranty relating to the Company, its Subsidiaries or any of their respective businesses, operations, properties, assets, liabilities or otherwise in connection with this Agreement or the transactions contemplated hereby, and if made, such representation or warranty has not been and may not be relied upon by Newco, Merger Sub or any of their respective Affiliates or Representatives as having been authorized by the Company or any of its Subsidiaries (or any other Person), and (z) any forward-looking estimate, projection, prediction, data, financial information, memorandum, presentation or any other forward-looking materials or information provided or addressed to Newco, Merger Sub or any of their respective Affiliates or Representatives (collectively, the “Projections”), including any materials or information made available in the electronic data room hosted by the Company in connection with the transactions contemplated by this Agreement or in connection with presentations by the Company’s management, are not and shall not be deemed to be or include representations or warranties unless and to the extent any such materials or information is expressly the subject of any express representation or warranty of the Company set forth in Article III. Newco and Merger Sub hereby acknowledge (each for itself and on behalf of its Affiliates and Representatives) that it has conducted, to its satisfaction, its own independent investigation of the business, operations and financial condition of the Company and its Subsidiaries and, in making its determination to proceed with the transactions contemplated by this Agreement, each of Newco, Merger Sub and their respective Affiliates and Representatives have relied on the results of their own independent investigation. Newco and Merger Sub further acknowledge (each for itself and on behalf of its Affiliates and Representatives) that there are uncertainties inherent to all Projections with which Newco and Merger Sub are familiar, that Newco and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of the Projections (including the assumptions underlying the

Projections) and that neither the Company nor any of its Subsidiaries or Representatives will have any liability to Newco, Merger Sub or any other Person with respect to the Projections. Notwithstanding the foregoing, nothing in this Section 4.11 serves to modify the representations and warranties of the Company contained in Article III (as modified by the Company Disclosure Letter) or the right of Newco and the Merger Sub to rely thereupon.

ARTICLE V

CONDUCT OF COMPANY BUSINESS

5.1 Conduct of Company Business. Except as expressly required by this Agreement, as set forth in Section 5.1 of the Company Disclosure Letter or as approved in advance by Newco in writing (which approval will not be unreasonably withheld, delayed or conditioned), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company and each of its Subsidiaries shall (a) carry on its business in all material respects in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and in compliance with all Applicable Laws, and (b) use commercially reasonable efforts, consistent with past practices and policies, to (i) preserve intact its business and operations in all material respects, (ii) keep available the services of its directors, officers and employees and (iii) preserve its current relationships with material customers, suppliers, distributors, licensors and licensees, as well as governmental agencies, applicable regulatory authorities and others with which it has significant business dealings.

5.2 Restrictions on Company Operations. Except as expressly required or permitted by this Agreement, as set forth in Section 5.2 of the Company Disclosure Letter or as approved in advance by Newco in writing (which approval will not be unreasonably withheld, delayed or conditioned), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall not, and shall not permit its Subsidiaries to:

(a) amend its certificate of incorporation or bylaws or comparable organizational documents;

(b) issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Company Securities or any Subsidiary Securities, except for (A) the issuance and sale of Shares pursuant to Stock Awards outstanding prior to the date hereof, (B) subject to Section 1.4(d), under the Company ESPP issuable in accordance with the terms of the Company ESPP as of the date hereof, (C) issuances or sales of Subsidiary Securities to the Company or another wholly owned Subsidiary of the Company or (D) grants of Stock Awards described in Section 5.2(b) of the Company Disclosure Letter (provided, that such Stock Awards shall not be subject to or include any acceleration of vesting conditions in connection with the Merger or the transactions contemplated by this Agreement);

(c) acquire or redeem, directly or indirectly, or amend any Company Securities or Subsidiary Securities other than (A) the acquisition by the Company of Shares in connection with the surrender of Shares by holders of Company Options in order to pay all or a portion of the exercise price of the Company Options, (B) the withholding of Shares to satisfy all or a portion of any Tax obligations with respect to Stock Awards and (C) the acquisition of Stock Awards in connection with the forfeiture of such awards;

(d) other than cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its Subsidiaries, split, combine or reclassify any shares of capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock;

(e) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the transactions contemplated hereby, including the Merger);

(f) (i) incur or assume any long-term or short-term debt or issue any debt securities, except for loans or advances to direct or indirect wholly owned Subsidiaries or letters of credit put in place, operating leases entered into, or short-term, immaterial debt incurred, in each case in the ordinary course of business, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except with respect to obligations of direct or indirect wholly owned Subsidiaries of the Company, (iii) make any loans, advances or capital contributions to or investments in any other Person except for advances of travel and other business expenses in the ordinary course of business to employees of the Company or any of its Subsidiaries or (iv) mortgage or pledge any of its or its Subsidiaries’ assets, tangible or intangible, or create or suffer to exist any Lien thereupon (other than Permitted Liens);

(g) except as may be required by the existing terms of any Employee Plan or Contract in effect as of the date hereof or by Applicable Law, (i) enter into, adopt, amend (including acceleration of vesting), modify or terminate any bonus, profit sharing, compensation, severance, termination, option, restricted stock, restricted stock unit, appreciation right, performance unit, stock equivalent, share purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the compensation, benefit or welfare of (A) any director or officer or (B) other than in the ordinary course of business, any consultant, independent contractor or employee (including offer letters with new employee hires and new contractor or consultant engagements in the ordinary course of business), in each case, in any manner; (ii) increase in any manner the compensation or benefits of (A) any director or officer or (B) other than in the ordinary course of business consistent with past practice, any employee who is Vice President level and below (other than a Vice President level employee who is a direct report to the Company’s Chief Executive Officer); (iii) pay any special bonus or special remuneration to any director, officer, consultant, independent contractor or employee or (iv) pay any benefit not required by or made pursuant to any plan or arrangement as in effect as of the date hereof, other than in the ordinary course of business;

(h) make any deposits or contributions of cash or other property to or take any other action to fund or in any other way secure the payment of compensation or benefits under the Employee Plans or agreements subject to the Employee Plans or any other Contract of the Company other than deposits and contributions that are required pursuant to the terms of the Employee Plans or any agreements subject to the Employee Plans in effect as of the date hereof;

(i) acquire, sell, lease, abandon (other than in the Company’s reasonable business discretion), license or dispose of any property or assets in any single transaction or series of related transactions, except in connection with the marketing, development, manufacturing, sale, distribution, support or maintenance of Company Products or for grants of non-exclusive licenses of Intellectual Property Rights, in each case, in the ordinary course of business;

(j) except as may be required by Applicable Law or GAAP, make any change in any of the accounting principles or practices used by it;

(k) except as required by Applicable Law or GAAP, revalue in any material respect any of its properties or assets, including writing-off notes or accounts receivable, in any case other than in the ordinary course of business;

(l) (i) make or change any material Tax election, (ii) file any amended income Tax Return, or any other amended Tax Return that would materially increase the Taxes payable by the Company or its Subsidiaries, (iii) settle or compromise any material Liability for Taxes or (iv) consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes, or (v) fail to pay any material Taxes as they become due and payable (including estimated taxes), except to the extent such Taxes are contested in good faith and adequate reserves have been established for such Taxes in accordance with GAAP;

(m) (i) enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) involving payments of more than $250,000 in the aggregate per year or (ii) modify, amend or exercise any right to renew any lease or sublease of real property (other than renewals of a lease or sublease which is terminable upon notice of three (3) months or less or which involves payments of no more than $100,000 in the aggregate per year) or waive or violate any term or condition thereof or grant any consents thereunder; grant or otherwise create or consent to the creation of any easement, covenant, restriction, assessment, Lien or charge affecting any real property or any part thereof (other than a Permitted Lien);

(n) (i) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any equity interest therein, (ii) other than in the ordinary course of business, enter into, renew or amend any Material Contract or grant any release or relinquishment of any rights under any Material Contract or (iii) incur any new capital expenditure(s), individually or in the aggregate, with obligations to the Company or any of its Subsidiaries in excess of $4,000,000 per fiscal quarter for each fiscal quarter beginning January 1, 2019;

(o) settle or compromise any pending or threatened Legal Proceeding or pay, discharge or satisfy or agree to pay, discharge or satisfy any claim, Liability or obligation (absolute or accrued, asserted or unasserted, contingent or otherwise), other than the settlement, compromise, payment, discharge or satisfaction of Legal Proceedings, claims and other Liabilities (i) reflected or reserved against in full in the Balance Sheet or incurred since the date of the Balance Sheet in the ordinary course of business or (ii) the settlement, compromise, payment, discharge or satisfaction of which does not include any obligation (other than the payment of money) to be performed by the Company or its Subsidiaries following the Effective Time that would be material to the Company and its Subsidiaries, taken as a whole;

(p) disclose, deliver, license, escrow or otherwise make available any (i) Technology or Trade Secrets of the Company to any Person (other than such disclosure, delivery, license or escrow pursuant to a written confidentiality agreement or agreement containing confidentiality provisions, in each case, entered into in the ordinary course of business and with reasonable protections of, and preserving all rights of the Company and its Subsidiaries in and to, such Technology and/or Trade Secrets), or (ii) source code for Company Software or Company Products to any Person (other than employees, consultants and independent contractors who require such source code to perform his or her duties for the Company or its Subsidiaries and are subject to a written confidentiality agreements to reasonably protect against unauthorized disclosure of such source code); or

(q) enter into a Contract or otherwise commit to do any of the foregoing.

If the Company or any of its Subsidiaries desires to take an action that would be prohibited pursuant to the foregoing clauses (a)-(p) without the written consent of Newco, prior to taking such action, the Company may request such written consent (which consent shall not be unreasonably withheld, conditioned or delayed) by sending an e-mail to the representatives of Newco listed on Section 5.1 of the Company Disclosure Letter.

5.3 No Control. Notwithstanding the foregoing, nothing in this Article V is intended to give Newco or Merger Sub, directly or indirectly, the right to control or direct the business or operations of the Company or its Subsidiaries at any time prior to the Effective Time. Prior to the Effective Time, the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

GO-SHOP; NON-SOLICITATION OF ACQUISITION PROPOSALS

6.1 Go-Shop.

(a) During the period commencing on the date of this Agreement and ending at 11:59 p.m. (New York City time) on the 45th day following the date of this Agreement (the “Go-Shop Period”), the Company and its Representatives and Subsidiaries shall be permitted to, directly or indirectly, (i) solicit, initiate, encourage and facilitate any inquiry, discussion, offer or request that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) grant a waiver under or terminate any “standstill” or similar obligation of any Third Party with respect to the Company or any of its Subsidiaries solely to allow such Third Party to submit an Acquisition Proposal in compliance with this Article VI and (iii) engage in discussions and negotiations with, and furnish non-public information relating to the Company and its Subsidiaries and afford access to the books and records of the Company and its Subsidiaries to any Third Party in connection with an Acquisition Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to an Acquisition Proposal; provided, that, prior to furnishing such non-public information or affording such access, the Company has entered into an Acceptable Confidentiality Agreement with such Third Party and has previously provided or made available (or provides or makes available within one (1) Business Day) all such information, and has afforded such access, to Newco.

(b) Upon the expiration of the Go-Shop Period, the Company and its Subsidiaries shall, and shall cause their respective Representatives to, immediately cease and cause to be terminated, and shall not authorize or knowingly permit any of the Company’s or its Subsidiaries’ Representatives to continue, any and all existing activities, discussions or negotiations with any Third Party conducted prior thereto with respect to any Acquisition Proposal or Acquisition Transaction (other than with respect to each Excluded Party only for so long as such Person is and remains an Excluded Party), and shall terminate all access granted to any such Third Party (other than with respect to each Excluded Party only for so long as such Person is and remains an Excluded Party) to any physical or electronic data room (subject to the Company’s right to subsequently provide access to any such physical or electronic data room pursuant to Section 6.2(b)).

6.2 Non-Solicitation.

(a) From and after the expiration of the Go-Shop Period and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall not, and shall not authorize or permit any of its Subsidiaries to (and shall not authorize or permit any Representatives of the Company or any of its Subsidiaries to), directly or indirectly (other than with respect to each Excluded Party only for so long as such Person is and remains an Excluded Party):

(i) solicit, initiate, knowingly encourage, knowingly facilitate or knowingly induce the making, submission or announcement of an Acquisition Proposal or the making of any inquiry, offer or proposal that would be reasonably likely to lead to any Acquisition Proposal or Acquisition Transaction; or

(ii) furnish to any Third Party any non-public information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party, in each case in connection with an Acquisition Proposal or an Acquisition Transaction or under circumstances reasonably likely to lead to an Acquisition Proposal or an Acquisition Transaction; or

(iii) take any other action intended to assist or facilitate the making of any Acquisition Proposal or any inquiry, offer or proposal that would be reasonably likely to lead to an Acquisition Proposal or Acquisition Transaction; or

(iv) participate or engage in discussions or negotiations with any Third Party regarding an Acquisition Proposal or Acquisition Transaction (other than solely to inform the Third Party of the restrictions set forth in this Section 6.2); or

(v) approve, endorse or recommend an Acquisition Proposal or Acquisition Transaction; or

(vi) except for an Acceptable Confidentiality Agreement contemplated by Section 6.2(b), execute or enter into any letter of intent, memorandum of understanding or Contract contemplating or otherwise relating to an Acquisition Proposal or Acquisition Transaction.

(b) Notwithstanding anything to the contrary in Section 6.2(a), prior to obtaining the Requisite Stockholder Approval, the Company Board may, directly or indirectly through any Representative, (x) engage or participate in discussions or negotiations with (i) any Excluded Party (only for so long as such Person is and remains an Excluded Party) and (ii) any Third Party (and its Representatives) that has made a written Acquisition Proposal after the date of this Agreement that was not solicited in violation of Section 6.1(a) or Section 6.2(a) and that the Company Board determines in good faith (after consultation with its financial advisor and its outside legal counsel) either constitutes or would reasonably be likely to lead to a Superior Proposal, and/or (y) furnish any non-public information relating to the Company or any of its Subsidiaries to any Third Party (and its Representatives and actual and potential financing sources) that has made a written Acquisition Proposal after the date of this Agreement that was not solicited in violation of Section 6.1(a) or Section 6.2(a) and that the Company Board determines in good faith (after consultation with its financial advisor and its outside legal counsel) either constitutes or would reasonably be likely to lead to a Superior Proposal; provided that, in the case of any action taken pursuant to the foregoing clauses (x) or (y):

(i) the Company Board has determined in good faith (after consultation with its financial advisor and its outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law;

(ii) either the Company is already a party to an Acceptable Confidentiality Agreement with such Third Party or the Company enters into an Acceptable Confidentiality Agreement with such Third Party;

(iii) the Company notifies Newco of the identity of such Person and provides Newco all of the terms and conditions of such Acquisition Proposal (and if such Acquisition Proposal is in written form, the Company provides Newco a copy thereof) (provided that the Company shall not be required to make such disclosure to the extent such disclosure is expressly prohibited by the terms of a confidentiality agreement with such Person that is in effect on the date hereof, in which case the Company shall notify Newco that it has received an Acquisition Proposal and provide Newco with a description of the withheld information); and

(iv) contemporaneously with, or promptly (and in any event within twenty-four (24) hours) after, furnishing any non-public information to such Third Party (and/or its Representatives), the Company furnishes such non-public information to Newco (to the extent such information has not been previously furnished to Newco).

(c) The Company hereby acknowledges and agrees that any violation of the restrictions set forth in this Section 6.2 by any Subsidiary of the Company or any Representative of the Company or any of its Subsidiaries acting at the direction or on behalf of the Company shall be deemed to be a breach of this Section 6.2 by the Company.

(d) Except as set forth in Section 6.1(a)(ii) (provided that such exception shall only apply during the Go-Shop Period), the Company agrees not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any confidentiality, standstill or similar agreement (or any standstill or confidentiality provision of any other contract or agreement) to which any of the Company or any

Subsidiary of the Company is a party or any “moratorium,” “control share acquisition,” “fair price,” “interested stockholder,” “affiliate transaction,” “business combination,” or other antitakeover Applicable Law, and the Company will use its reasonable best efforts to enforce or cause to be enforced to the fullest extent permitted by Applicable Law each such agreement.

6.3 Notice and Information.

(a) As promptly as reasonably practicable, and in any event within one (1) Business Day following the expiration of the Go-Shop Period, the Company shall deliver to Newco a written notice setting forth: (i) the identity of each Excluded Party and (ii) the material terms and conditions of the pending Acquisition Proposal made by such Excluded Party. During the Go-Shop Period, the Company shall promptly (and in any event within thirty-six (36) hours) notify Newco in writing of (A) any Acquisition Proposal received by the Company, including the terms and conditions of such Acquisition Proposal and the identity of the Person or group making any such Acquisition Proposal and (B) the provision to a Person or group considering an Acquisition Proposal (or such Person or group’s Representatives) of credentials to access the electronic dataroom established by the Company for legal and business due diligence, including the identity of such Person or group; provided that the Company need not deliver multiple notices pursuant to this clause (B) for successive requests for credentials by different Representatives of such Person or group; and provided, further, in each of the foregoing clauses (A) and (B), that the Company shall not be required to make such disclosure to the extent such disclosure is expressly prohibited by the terms of a confidentiality agreement with such Person that is in effect on the date hereof, in which case the Company shall notify Newco that it has received an Acquisition Proposal and provide Newco with a description of the withheld information. From and after the expiration of the Go-Shop Period, the Company shall promptly (and in any event within thirty-six (36) hours) notify Newco in writing of (x) any Acquisition Proposal received by the Company, (y) any request for information that would be reasonably likely to lead to an Acquisition Proposal received by the Company or its Representatives or (z) any inquiry made to the Company, its Subsidiaries or any of their respective Representatives with respect to, or that would be reasonably likely to lead to, any Acquisition Proposal, the terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the Person or group making any such Acquisition Proposal, request or inquiry; provided, in each of the foregoing clauses (x)-(z) that the Company shall not be required to make such disclosure to the extent such disclosure is expressly prohibited by the terms of a confidentiality agreement with such Person that is in effect on the date hereof, in which case the Company shall notify Newco that it has received an Acquisition Proposal and provide Newco with a description of the withheld information.

(b) The Company shall keep Newco reasonably informed on a prompt basis of the status and material details (including all amendments or proposed amendments, whether or not in writing) of any such Acquisition Proposal, request or inquiry (including from an Excluded Party), and promptly (and in any event within thirty-six (36) hours) provide Newco with copies of all documents and written or electronic communications relating to any Acquisition Proposal (including the financing thereof), request or inquiry exchanged between the Company, its Subsidiaries or any of their respective Representatives, on the one hand, and the Person making the Acquisition Proposal, request or inquiry (or such Person’s Affiliates or Representatives), on the other hand.

ARTICLE VII

ADDITIONAL COVENANTS AND AGREEMENTS

7.1 Company Stockholder Approval.

(a) Proxy Statement and Other SEC Filings.

(i) Promptly following the date of this Agreement (and in any event, no later than twenty (20) Business Days after the date of this Agreement), the Company will prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholders Meeting. Unless the Company Board has effectuated a Company Board Recommendation Change in accordance with Section 7.1(c), the Company must include the Company Board Recommendation in the Proxy Statement.

(ii) If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to Applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company shall promptly prepare and file such Other Required Company Filing with the SEC. The Company shall cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NASDAQ. The Company may not file the Proxy Statement or any Other Required Company Filing with the SEC without providing Newco and its counsel, to the extent practicable, a reasonable opportunity to review and comment thereon, which comments shall be considered by the Company in good faith. On the date of filing, the date of mailing to the stockholders of the Company (if applicable) and at the time of the Company Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Newco, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing. The information supplied by the Company or its Affiliates for inclusion or incorporation by reference in any Other Required Newco Filings will not, at the time that such Other Required Newco Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(iii) If Newco, Merger Sub or any of their respective Affiliates is/are required to file any document with the SEC in connection with the Merger or the Company Stockholder Meeting pursuant to Applicable Law (an “Other Required Newco Filing”), then Newco and Merger Sub shall, and shall cause their respective Affiliates to, promptly prepare and file such Other Required Newco Filing with the SEC. Newco and Merger Sub shall cause, and shall cause their respective Affiliates to cause, any Other Required Newco Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither Newco or Merger Sub nor any of their respective Affiliates may file any Other Required Newco Filing (or any amendment thereto) with the SEC without providing the Company and its counsel, to the extent practicable, a reasonable opportunity to review and comment thereon, which comments shall be considered by Newco, Merger Sub or their respective Affiliates in good faith. On the date of filing, the date of mailing to the stockholders of the Company (if applicable) and at the time of the Company Stockholder Meeting, no Other Required Newco Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Newco or Merger Sub with respect to any information supplied by the Company or its Affiliates for inclusion or incorporation by reference in any Other Required Newco Filing. The information supplied by Newco, Merger Sub and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing will not, at the time that the Proxy Statement or such Other Required Company Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(iv) Each of the Company, on the one hand, and Newco and Merger Sub, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and any Other Required Company Filing or any Other Required Newco Filing. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Newco, Merger Sub or any of their respective Affiliates should be discovered by the Company, on the one hand, or Newco or Merger Sub, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or any Other Required Newco Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate party and, to the extent required by Applicable Law or the SEC or its staff, disseminated to the stockholders of the Company.

(v) The Company and its Affiliates, on the one hand, and Newco, Merger Sub and their respective Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, any Other Required Company Filing or any Other Required Newco Filing, as the case may be, without providing the other, to the extent practicable, a reasonable opportunity to review and comment on such written communication, which comments shall be considered by the filing party in good faith.

(vi) The Company, on the one hand, and Newco and Merger Sub, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (A) any amendment or revisions to the Proxy Statement, any Other Required Company Filing or any Other Required Newco Filing, as the case may be, (B) any receipt of comments from the SEC or its staff on the Proxy Statement, any Other Required Company Filing or any Other Required Newco Filing, as the case may be, or (C) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(vii) Subject to Applicable Law, the Company will use its reasonable best efforts to cause the Proxy Statement to be disseminated to the stockholders of the Company as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the tenth (10th) calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement) (the “SEC Clearance Date”); provided that, notwithstanding anything to the contrary in the foregoing, if the SEC Clearance Date occurs prior to the end of the Go-Shop Period, the Company will use its reasonable best efforts to cause the Proxy Statement to be disseminated to the stockholders of the Company as promptly as reasonably practicable (and in any event no later than five (5) Business Days) after the expiration of the Go-Shop Period.

(b) Stockholder Meeting.

(i) The Company shall establish a record date for, call, give notice of, convene and hold a meeting of the stockholders of the Company as promptly as reasonably practicable following the date of this Agreement for the purpose of voting upon the adoption of this Agreement in accordance with Delaware Law (the “Company Stockholders Meeting”); provided that, without the prior written consent of Newco and subject to the last sentence of this Section 7.1(b)(i), (x) the Company Stockholders Meeting shall not be held later than the later of (1) forty-five (45) calendar days after the SEC Clearance Date and (2) thirty-five (35) calendar days after the last day of the Go-Shop Period and (y) the Company may not adjourn or postpone the Company Stockholders Meeting. Once established, the Company shall not change the record date for the Company Stockholders Meeting without the prior written consent of Newco (such consent not to be unreasonably withheld, delayed or conditioned) or as required by Applicable Law. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholders Meeting if (A) there are holders of an insufficient Shares present or represented by proxy at the Company Stockholders Meeting to constitute a quorum at the Company Stockholders Meeting, (B) the Company is required to postpone or adjourn the Company Stockholders Meeting by Applicable Law, order or a request from the SEC or its staff or (C) the Company Board (or any committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Company Stockholders Meeting in order to give the stockholders of the Company sufficient time to evaluate any material information or disclosure that the Company has sent to the stockholders or otherwise made available by the Company to the stockholders of the Company (provided that such postponement or adjournment shall be for no more than ten (10) calendar days).

(ii) The Company shall solicit from stockholders of the Company proxies in favor of the adoption of this Agreement in accordance with Delaware Law, and unless the Company Board has effected a Company Board Recommendation Change in accordance with Section 7.1(c), the Company shall use its reasonable best efforts to secure the Requisite Stockholder Approval at the Company Stockholders Meeting. Unless this Agreement is earlier terminated pursuant to Article VIII, the Company shall establish a record date for, call, give notice of, convene and hold the Company Stockholders Meeting for the purpose of voting upon the adoption of this Agreement in accordance with Delaware Law, whether or not the Company Board at any time subsequent to the date hereof shall have effected a Company Board Recommendation Change or otherwise shall determine that this Agreement is no longer advisable or recommends that stockholders of the Company reject it.

(c) Board Recommendation.

(i) Subject to the provisions of this Section 7.1(c), (A) the Company Board shall (x) recommend that the Company’s stockholders adopt this Agreement in accordance with the applicable provisions of Delaware Law (the “Company Board Recommendation”) and (y) include the Company Board Recommendation in the Proxy Statement, and (B) neither the Company Board nor any committee thereof shall (1) fail to make, withdraw, amend, modify or qualify the Company Board Recommendation in a manner that is adverse to Newco, or publicly propose to withhold, withdraw, amend, modify or qualify the Company Board Recommendation in a manner that is adverse to Newco, (2) approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, an Acquisition Proposal or Acquisition Transaction, (3) fail to include the Company Board Recommendation in the Proxy Statement or (4) fail to publicly recommend against any Acquisition Proposal or Acquisition Transaction subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within ten (10) Business Days after the commencement of such Acquisition Proposal or Acquisition Transaction (the actions or inactions referred to in the preceding clauses (1), (2), (3) and (4) being referred to herein as a “Company Board Recommendation Change”).

(ii) Notwithstanding anything to the contrary set forth in this Agreement, the Company Board may (x) effect a Company Board Recommendation Change or (y) terminate this Agreement pursuant to Section 8.1(g) to enter into a definitive agreement to consummate a Superior Proposal, in each case at any time prior to obtaining the Requisite Stockholder Approval in the event that:

(A) the Company Board has received a bona fide written Acquisition Proposal after the date of this Agreement that was not solicited in violation of Section 6.1, Section 6.2(a) or Section 6.2(d) or in material violation of Section 6.2(b);

(B) The Company Board determines in good faith (after consultation with its financial advisor and its outside legal counsel) that such Acquisition Proposal is a Superior Proposal (which determination and any public announcement thereof shall not constitute a Company Board Recommendation Change);

(C) prior to effecting such Company Board Recommendation Change or terminating this Agreement pursuant to Section 8.1(g), the Company Board shall have given Newco at least four (4) Business Days’ prior written notice of its intention to effect a Company Board Recommendation Change pursuant to this Section 7.1(c)(ii) or terminate this Agreement pursuant to Section 8.1(g) (the “Change of Recommendation Notice Period”) (which notice shall include the most current version of the proposed definitive agreement (which shall be marked to show changes to this Agreement) and, to the extent not included therein, all material terms and conditions of such Superior Proposal and the identity of the Person making such Superior Proposal);

(D) if requested by Newco, during the Change of Recommendation Notice Period, the Company shall have met and negotiated in good faith with Newco regarding modifications to the terms and conditions of this Agreement so that such Superior Proposal ceases to be a Superior Proposal;

(E) prior to the end of the Change of Recommendation Notice Period, Newco shall not have made a counter-offer or proposal in writing and in a manner that, if accepted by the Company, would form a binding contract, that the Company Board determines (after consultation with its financial advisor and its outside legal counsel) is at least as favorable to stockholders of the Company as such Superior Proposal (it being understood that (x) any material revision to the terms of a Superior Proposal, including, any revision in price, shall require a new notice pursuant to clause (C) above, (y) the Change of Recommendation Notice Period shall be extended, if applicable, to the extent necessary to ensure that at least two (2) Business Days remain in the Change of Recommendation Notice Period subsequent to the time the Company notifies Newco of any such material revision and (z) there may be multiple extensions of the Change of Recommendation Notice Period); and

(F) the Company Board determines (after consultation with its outside legal counsel and after considering any counter-offer or proposal made by Newco pursuant to clause (E) above), that, in light of such Superior Proposal, the failure to effect a Company Board Recommendation Change or terminate this Agreement pursuant to Section 8.1(g) in order to enter into a definitive agreement to consummate such Superior Proposal would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law.

(iii) Notwithstanding anything to the contrary set forth in this Agreement, the Company Board may effect a Company Board Recommendation Change in response to an Intervening Event at any time prior to obtaining the Requisite Stockholder Approval in the event that the Company Board determines (after consultation with its outside legal counsel) that the failure to effect a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law; provided that, prior to effecting a Company Board Recommendation Change pursuant to this Section 7.1(c)(iii), the Company Board shall have given Newco at least four (4) Business Days’ notice of its intention to effect a Company Board Recommendation Change pursuant to this Section 7.1(c)(iii) (which notice shall include the reason (in reasonable detail) for such Company Board Recommendation Change) and, if requested by Newco, the Company shall have met and negotiated in good faith with Newco regarding modifications to the terms and conditions of this Agreement so that the Company Board no longer determines that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law.

(iv) Nothing in this Agreement shall prohibit the Company Board from taking and disclosing to stockholders of the Company a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 under the Exchange Act or any other Applicable Law; provided, however, that any statement(s) made by the Company Board pursuant to Rule 14e-2(a) under the Exchange Act or Rule 14d-9 under the Exchange Act shall be subject to the terms and conditions of this Agreement; provided, further, for avoidance of doubt, that it shall not constitute a Company Board Recommendation Change for the Company Board to make a “stop, look and listen” communication pursuant to Rule 14d9-f under the Exchange Act.

(d) Transfers. From and after the date of this Agreement until the termination of the Voting Agreements in accordance with their respective terms, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Shares or any certificated or uncertificated interest representing any of the Shares held by any parties to the applicable Voting Agreement that are prohibited by such Voting Agreement.

7.2 Regulatory Approvals.

(a) Filings and Cooperation. As soon as reasonably practicable, and in any event within ten (10) Business Days, following the execution and delivery of this Agreement, each of Newco and the Company shall file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the transactions contemplated hereby (including the Merger) as required by the HSR Act, as well as comparable pre-merger notification and foreign investment filings, forms and submissions that are required in the Relevant Jurisdictions. Each of Newco and the Company shall (i) cooperate and coordinate with the other in the making of such filings, (ii) supply the other with any information that may be required in order to effectuate such filings, and (iii) supply any additional information that reasonably may be required or requested by the FTC, the DOJ or the competition, merger control or foreign investment authorities of any other jurisdiction and that Newco and the Company reasonably deem necessary and/or appropriate. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Authority in the U.S. or any Relevant Jurisdictions regarding the Merger or any other transactions contemplated by this Agreement. If any party hereto or Affiliate thereof receives a request for additional information or documentary material from any such Governmental Authority with respect to the Merger or any other transactions contemplated by this Agreement, then such party shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. Newco and the Company will consult and reasonably cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other in advance (to the extent legally permissible), any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with Legal Proceedings under or relating to any Antitrust Laws or foreign investment review. Without limiting the generality of the foregoing, to the extent permitted by Applicable Law and to the extent reasonably practicable, in connection with this Agreement and the transactions contemplated hereby, Newco and the Company agree to (i) give each other reasonable advance notice of all meetings with any Governmental Authority relating to any Antitrust Laws, (ii) give each other reasonable opportunity to participate in each of such meetings, and (iii) provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a Governmental Authority regarding any Antitrust Laws. Any disclosures or provision of copies by one party to the other may be made on an outside counsel basis, if appropriate.

(b) Remedies. In furtherance and not in limitation of the provisions of Section 7.2(a), if and to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act and any other Antitrust Laws applicable to the Merger, each of Newco and Merger Sub (and their respective Affiliates, if applicable) and the Company and its Subsidiaries will (i) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, any restrictions on the activities of Newco and Merger Sub (and their respective Affiliates, if applicable), on the one hand, and the Company and its Subsidiaries, on the other hand; and (ii) contest, defend and appeal any Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger; provided that, neither Newco nor Merger Sub (nor their respective Affiliates, if applicable) or the Company and its Subsidiaries shall be required to sell, divest, license or otherwise dispose of any capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, products or businesses of Newco or Merger Sub (or their respective Affiliates, if applicable), on the one hand, and the Company and its Subsidiaries, on the other hand; provided, further, that neither Newco nor Merger Sub (nor their respective Affiliates) shall be required to take any action that, individually or in the aggregate, would reasonably be expected to have a material and adverse impact on the reasonably expected benefits to Newco or Merger Sub (or their respective Affiliates) of completing the Merger.

7.3 Financing.

(a) No Amendments to Financing Commitment Letters. Subject to the terms and conditions of this Agreement, each of Newco and Merger Sub will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Financing Commitment Letters if such amendment, modification or waiver would, or could reasonably be expected to, (i) reduce (or have the effect of reducing) the aggregate amount of cash proceeds available from the Debt Financing contemplated in the Debt Commitment Letter (unless the Equity Financing is increased by an equivalent amount, Debt Financing is otherwise made available to fund such reduction) or reduce (or have the effect of reducing) the aggregate amount of the Equity Financing (unless the Debt Financing is increased by an equivalent amount), (ii) impose new or additional conditions or other terms (except in connection with any “flex” terms contained in the Debt Commitment Letter provided as of the date hereof) to the Financing, or otherwise expand, amend or modify any of the conditions to the receipt of the Financing, in a manner that would reasonably be expected to (A) delay, prevent or materially impede the consummation of the Merger, or (B) make the timely funding of the Financing, or the satisfaction of the conditions to obtaining the Financing, less likely to occur in any material respect, (iii) adversely impact the ability of Newco, Merger Sub or the Company, as applicable, to enforce its rights against the other parties to the Financing Commitment Letters or the definitive agreements with respect thereto or (iv) impose obligations on the Company or its Subsidiaries prior to the Closing Date. In addition to the foregoing, Newco shall not release or consent to the termination of the Debt Commitment Letter or of any individual lender except for (x) assignments and replacements of an individual lender under the terms of, and only in connection with, the syndication of the Debt Financing under the Debt Commitment Letters, or (y) replacements of the Debt Commitment Letters with alternative financing commitments pursuant to Section 7.3(b) (other than the obligations as set forth in Section 7.3(f)).

(b) Debt Financing and Alternate Debt Financing. Newco shall, and shall use its reasonable best efforts to cause its Affiliates to, use its or their reasonable best efforts to arrange the Debt Financing and obtain the financing contemplated thereby on the terms and conditions (including, to the extent required, the full exercise of any “flex” provisions) set forth in the Debt Commitment Letter, including using its and their reasonable best efforts to (i) maintain in effect the Debt Commitment Letter in accordance with the terms and subject to the conditions thereof, (ii) comply with its obligations under the Debt Commitment Letter, (iii) promptly negotiate, execute and deliver definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letter on the terms and conditions (including the “flex” provisions) contemplated by the Debt Commitment Letter, (iv) satisfy on a timely basis (or obtain a waiver of) all conditions to funding that are applicable to Newco and Merger Sub in the Debt Commitment Letter and the definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letter, and (v) consummate the Debt Financing at or prior to the Closing, including by enforcing its rights thereunder and causing the Debt Financing Sources to fund the full amount of the Debt Financing at the Closing. Newco and Merger Sub will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Debt Commitment Letter as and when they become due. In furtherance and not in limitation of the foregoing, in the event that, notwithstanding Newco’s use of its reasonable best efforts to satisfy its obligations under this Section 7.3(b), any portion of the Debt Financing becomes unavailable on the terms and conditions (including the “flex” provisions) set forth in the Debt Commitment Letter, Newco shall promptly notify the Company thereof and use its reasonable best efforts to, as promptly as practicable following the occurrence of such event, (i) obtain alternative financing from alternative sources on terms and conditions not materially less favorable in the aggregate to Newco and Merger Sub than those set forth in the Debt Commitment Letter and in an amount at least equal to the Debt Financing or such unavailable portion thereof, as the case may be (the “Alternate Debt Financing”); provided that in no event shall any Alternate Debt Financing have the effects described in clauses (i) through (iv) of Section 7.3(a), and (ii) obtain one or more new financing commitment letters with respect to such Alternate Debt Financing (the “New Debt Commitment Letters”), which New Debt Commitment Letters will replace the existing Debt Commitment Letter in whole or in part. Newco shall promptly provide the Company with a copy of any New Debt Commitment Letters (and any fee letter in connection therewith, which may be redacted with respect to fee amounts, pricing caps, original issue discount provisions, “flex” provisions and other economic terms, so long as no redaction covers terms that would adversely affect the amount, conditionality, availability or termination of the Debt Financing). In the event that any New Debt Commitment Letters are obtained, (A) any reference in this Agreement to the “Financing Commitment Letters” or the “Debt Commitment Letter” will be deemed to include the Debt Commitment Letter to the extent not superseded by a New Debt Commitment Letter at the time in question and any New Debt Commitment Letters to the extent then in effect, and (B) any reference in this Agreement to the “Financing” or the “Debt Financing” means the debt financing contemplated by the Debt Commitment Letters as modified pursuant to the foregoing and/or any New Debt Commitment Letter then in effect.

(c) Equity Financing. Newco shall, and shall cause its Affiliates to, take all action and do, and shall cause its Affiliates to do, all things necessary, proper or advisable to obtain the Equity Financing on the terms and conditions set forth in the Equity Commitment Letter, including by (i) maintaining in effect the Equity Commitment Letter in accordance with the terms and subject to the conditions thereof, (ii) complying with its obligations under the Equity Commitment Letter, satisfying on a timely basis all conditions to funding that are applicable to Newco and Merger Sub in the Equity Commitment Letter that are within their control, and (iii) consummating the Equity Financing at the Closing, including by enforcing its rights thereunder and causing the Equity Financing Sources to fund the requisite Equity Financing at the Closing.

(d) Information. Newco shall (i) keep the Company informed on a reasonably current basis of the status of its efforts to arrange the Financing, and (ii) provide the Company with copies of all executed definitive agreements related to the Financing. Without limiting the generality of the foregoing, Newco and Merger Sub shall promptly (but in any event no more than thirty-six (36) hours following the occurrence thereof) notify the Company (A) of any breach (or threatened breach) or default (or any event or circumstance that, with notice or lapse of time or both, could reasonably be expected to give rise to any breach or default) by any party to the Financing Commitment Letters or definitive agreements related to the Financing, (B) of the receipt by Newco or

Merger Sub of any oral or written notice or communication from the Equity Financing Source or any Debt Financing Source with respect to any (1) breach (or threatened breach), default, termination or repudiation by any party to a Financing Commitment Letter or any definitive agreements related to the Financing of any provisions of the Financing Commitment Letter or such definitive agreements or (2) material dispute or disagreement between or among any parties to a Financing Commitment Letter or any definitive agreements related to the Financing, and (C) if for any reason Newco or Merger Sub at any time believes that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Commitment Letters or any definitive agreements related to the Financing. Newco shall provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as soon as reasonably practical (but in any event within two (2) Business Days) after the date that the Company delivers a written request therefor to Newco. Newco shall, and shall use its best efforts to cause the Equity Financing Source and the Debt Financing Sources to, provide the Company and its Representatives with such reasonable access to Newco, the Equity Financing Source and the Debt Financing Sources as the Company and its Representatives may reasonably request for the purpose of allowing the Company and its Representatives to understand the status of Newco’s efforts to arrange the Financing; provided that Newco and its Representatives shall be permitted to participate in any such discussions or communications.

(e) No Financing Condition. Newco and Merger Sub each acknowledge and agree that obtaining the Financing is not a condition to the Closing.

(f) Company Support.

(i) From and after the date hereof until the Effective Time, the Company will use its reasonable best efforts, will cause each of its Subsidiaries to use its respective reasonable best efforts and will use reasonable best efforts to cause its Representatives, to promptly provide Newco and Merger Sub with all customary cooperation reasonably requested by Newco or Merger Sub to assist it in causing the conditions in the Debt Commitment Letter (or New Debt Commitment Letter) to be satisfied or as is otherwise reasonably requested by Newco in connection with the Debt Financing (or Alternate Debt Financing), including:

(A) participating (and causing senior management and Representatives, with appropriate seniority and expertise, of the Company or any of its Subsidiaries, to participate) in a reasonable number of meetings, presentations, due diligence sessions, drafting sessions, sessions with rating agencies, sessions with prospective lenders and their respective advisors and otherwise cooperating with the marketing efforts for any of the Debt Financing;

(B) assisting Newco and the Debt Financing Sources with the timely preparation of customary (i) rating agency presentations, lender and investor presentations (including providing customary executed authorization letters to the Debt Financing Sources authorizing the distribution of information to potential lenders), bank information memoranda and other marketing materials and similar documents required by Newco, Merger Sub or its financing sources (including the Financing Source) in connection with the Debt Financing; and (ii) forecasts of financial statements of the Surviving Corporation for one or more periods following the Closing based on financial information and data derived from the Company’s historical books and records;

(C) assisting Newco in connection with the preparation and registration of (but not executing, unless effective only at or following the Effective Time) any pledge and security documents, currency or interest hedging arrangements and other definitive financing documents as may be reasonably requested by Newco or the Debt Financing Sources (including using reasonable best efforts to obtain consents of accountants for use of their reports in any materials relating to the Debt Financing and accountants’ comfort letters, in each case as reasonably requested by Newco), and otherwise reasonably facilitating the pledging of collateral and the granting of security interests in respect of the Debt Financing (including the preparation of disclosure documents in connection with any such financing), it being understood that such documents will not take effect until the Effective Time;

(D) furnishing Newco and the Debt Financing Sources reasonably promptly with (x) (a) the audited financial statements of the Company for the three most recently completed fiscal years ended at least 90 days before the Closing Date, which shall be accompanied by an unqualified audit opinion of Ernst & Young LLP, (b) the unaudited consolidated balance sheet and related unaudited statements of income and cash flow related to the Company and its Subsidiaries, for each subsequent fiscal quarter (other than the fourth fiscal quarter) ended at least 45 days before the Closing Date, (c) any other historical financial information of the Company required by Section 6 of Exhibit D of the Debt Commitment Letter and (y) all other financial information relating to the Company and its Subsidiaries that is necessary to permit Newco and Merger Sub to prepare the Confidential Information Memorandum (as defined in the Debt Commitment Letter as in effect as of the date of this Agreement) (the materials set forth in this clause (D), the “Required Financial Information”); provided that in no event shall the Required Financial Information be deemed to include, nor shall the Company be required to provide, pro forma financial statements, projections or other adjustments to the financial information of the Company or any of its Subsidiaries (provided that the Company agrees to use reasonable best efforts to cooperate with Newco in its preparation of such materials). If the Company in good faith reasonably believes that it has provided the Required Financial Information, it may deliver to Newco a written notice stating when it believes that it completed such delivery, in which case the Company will be deemed to have complied with this Section 7.3(f)(i)(D) and the Marketing Period shall be deemed to have commenced as of such date unless Newco or the Debt Financing Source in good faith reasonably believes that the Company has not completed delivery of the Required Financial Information and, within two (2) Business Days after the delivery of such notice by the Company, Newco delivers a written notice to the Company to that effect, stating in good faith the specific items of Required Financial Information the Company has not delivered, in which case such Required Financial Information shall be deemed to have been delivered and the Marketing Period to have commenced when such specific items have been delivered by the Company;

(E) cooperating with Newco to obtain customary and reasonable corporate and facilities ratings, consents, landlord waivers and estoppels, non-disturbance agreements, non-invasive environmental assessments, legal opinions, surveys and title insurance as reasonably requested by Newco, including in connection with any arrangements to be effectuated after the Closing; provided that no such consents, landlord waivers and estoppels or non-disturbance agreements shall be effective prior to the Closing;

(F) reasonably facilitating the pledging of collateral (including obtaining and delivering any pay-off letters and other cooperation in connection with the repayment or other retirement of existing indebtedness (if any) and the release and termination of any and all related Liens) on (but not prior to) the Closing Date;

(G) delivering notices of prepayment within the time periods required by the relevant agreements governing indebtedness and obtaining customary payoff letters, lien terminations and instruments of discharge to be delivered at the Closing (if any), and giving any other necessary notices, to allow for the payoff, discharge and termination in full at the Closing of all indebtedness (if any) and release of all Liens (other than Permitted Liens) in connection therewith;

(H) providing executed authorization letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders or investors and containing a representation to the Debt Financing Sources that the public side versions of such documents, if any, do not include material non-public information about the Company or its Subsidiaries or securities and executing ratings agency engagement letters as required in connection with the Debt Financing (provided, that the Company shall not be required to pay any cost or expenses relating to rating agency engagement letters);

(I) taking all corporate, limited liability or other organizational actions, subject to the occurrence of the Closing, reasonably requested by Newco to (1) permit the consummation of the Debt Financing (including, to the fullest extent permitted by Applicable Law, distributing the proceeds of the Debt Financing, if any, obtained by any Subsidiary of the Company to the Surviving Corporation), and (2) cause the direct borrowing or incurrence of all of the proceeds of the Debt Financing by the Surviving Corporation or any of its Subsidiaries concurrently with or immediately following the Effective Time, in each case of clause (1) and (2), including, facilitating the execution and delivery at the Closing of definitive documents reasonably related to the Debt Financing (or any Alternative Debt Financing) (such documents, the “Debt Documents”) on the terms contemplated by the Debt Commitment Letter (or any New Debt Commitment Letter); and

(J) furnishing Newco and the Debt Financing Sources with (a) all documentation and other information required by regulatory authorities pursuant to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the “PATRIOT Act”), and (b) a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), in each case, at least three (3) Business Days prior to the Closing Date to the extent requested in writing at least ten (10) Business Days prior to the Closing Date by the Debt Financing Sources.

(ii) Notwithstanding the provisions of Section 7.3(f)(i) or any other provision of this Agreement, nothing in this Agreement will require the Company or any of its Subsidiaries to (A) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses prior to the Effective Time for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Newco, (B) enter into or approve any definitive agreement or binding commitment in respect of the Debt Financing (other than with respect to authorization letters and ratings agency engagement letters referred to in Section 7.3(f)(i)(H) that is effective prior to the Closing), (C) give any indemnities in connection with the Financing that are effective prior to the Effective Time, (D) take any action that, in the good faith determination of the Company, would unreasonably interfere with the conduct of the business or the Company and its Subsidiaries or create an unreasonable risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries, (E) provide any information the disclosure of which is prohibited or restricted under Applicable Law or is legally privileged, or (F) take any action that will conflict with or violate its organizational documents or any Applicable Laws or would result in a violation or breach of, or default under, any agreement to which the Company or any of its Subsidiaries is a party. In addition, (1) no action, liability or obligation of the Company, any of its Subsidiaries or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing will be effective until the Effective Time, and neither the Company nor any of its Subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document or instrument (including being an issuer or other obligor with respect to the Debt Financing) that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time, and (2) any bank information memoranda required in relation to the Debt Financing will contain disclosure and financial statements reflecting the Surviving Corporation or its Subsidiaries as the obligor. Nothing in this Section 7.3 will require (A) any officer or Representative of the Company or any of its Subsidiaries to deliver any certificate or opinion or take any other action pursuant to Section 7.3(f)(i) or any other provision of this Agreement that could reasonably be expected to result in personal liability to such officer or Representative, or (B) the members of the Company Board as of immediately prior to the Effective Time to approve any financing or Contracts related to the Debt Financing.

(g) Use of Logos. The Company hereby consents to the use of all logos of the Company and its Subsidiaries in connection with the Financing so long as such logos (i) are used solely in a manner that is not intended to or likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries, (ii) are used solely in connection with a description of the Company, its business and products or the Merger or (iii) are used in any other manner as reasonably approved by the Company.

(h) Confidentiality. All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Newco and Merger Sub will be permitted to disclose such information to any financing sources or prospective financing sources and other financial institutions and investors that are or may become parties to the Debt Financing (or, for the avoidance of doubt, any Alternate Debt Financing) and to any underwriters, initial purchasers or placement agents in connection with the Debt Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) are informed of the confidential nature of such information and agree to keep information of this type confidential, or (ii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a beneficiary.

(i) Company Reimbursement and Indemnification.

(i) If the Closing fails to occur for any reason, upon request by the Company, Newco shall promptly (and in any event within thirty (30) calendar days of invoice) reimburse the Company and its Subsidiaries for all out-of-pocket costs and expenses (including legal fees and expenses) incurred by the Company and/or any of its Subsidiaries in connection with providing the support and cooperation contemplated by Section 7.3(f).

(ii) Newco shall indemnify and hold harmless the Company and its Subsidiaries, and each of their respective directors, officers, employees, agents and other representatives, from and against any and all losses, damages, claims, interest, costs or expenses (including legal fees and expenses), awards, judgments, penalties and amounts paid in settlement suffered or incurred by any of them in connection with providing the support and cooperation contemplated by Section 7.3(f) and any information utilized in connection therewith (other than information provided by the Company or any of the Company’s Subsidiaries or Representatives).

(j) No Exclusive Arrangements. In no event will the Guarantor, the Equity Financing Source, Newco, Merger Sub or any of their respective Affiliates (which for this purpose will be deemed to include each direct investor in Newco or Merger Sub and the financing sources or potential financing sources of Newco, Merger Sub and such investors) enter into or enforce any Contract prohibiting or seeking to prohibit, or that would reasonably be expected to prohibit, any bank, investment bank or other potential provider of debt or equity financing for the Merger or any other transaction involving the Company or any of its Subsidiaries from providing or seeking to provide debt or equity financing to any Person in connection with any transaction relating to the Company or any of its Subsidiaries.

7.4 Efforts to Close.

(a) Reasonable Best Efforts. In furtherance and not in limitation of the other covenants and agreements set forth in this Agreement, including Section 7.2 (other than Section 7.2(b) with respect to Newco and Merger Sub, which sets forth Newco’s and Merger Sub’s sole and exclusive obligations in relation to the matters described therein (i.e., efforts required to obtain necessary antitrust clearances)) and Section 7.3, each of Newco, Merger Sub and the Company shall use their reasonable best efforts to take (or cause to be taken) all actions, and to do (or cause to be done), and to assist and cooperate with the other party or parties hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and other transactions contemplated by this Agreement, including using reasonable best efforts to (i) cause the conditions to the Merger set forth in Section 2.2 to be satisfied or fulfilled, (ii) obtain all necessary consents, approvals, orders and authorizations from Governmental Authorities, the expiration or termination of any applicable waiting periods under the HSR Act and all other applicable Antitrust Laws and foreign investment laws in the Relevant Jurisdictions, (iii) obtain all other necessary consents, waivers, approvals, orders and authorizations from Governmental Authorities and make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary to consummate the Merger and (iv) to the extent reasonably requested by Newco, obtain all necessary or appropriate consents, waivers and approvals under any Contracts to which the Company or any of its Subsidiaries is a party in connection with this Agreement and the consummation of the Merger and other transactions contemplated by this Agreement so as to maintain and preserve the benefits under such Contracts following the consummation of the transactions contemplated hereby (including the Merger). Notwithstanding anything to the contrary set forth in Section 7.2(b), this Section 7.4 or elsewhere in this Agreement, Newco and Merger Sub shall use their best efforts to obtain all necessary approvals in the Relevant Jurisdiction on Section 2.2(a)(ii)(B)(2) of the Company Disclosure Letter (provided, for the avoidance of doubt, that such efforts shall not require amending or modifying any contractual arrangements with third parties existing as of the date hereof).

(b) Forbearance. In addition to the foregoing, subject to the terms and conditions of this Agreement, (i) Newco or Merger Sub shall not (and shall cause their Affiliates, including the Equity Financing Source, not to), and (ii) the Company and its Subsidiaries shall not, in each case, take or fail to take any action that is intended to or has (or would reasonably be expected to have) the effect of (x) preventing the consummation of the Merger, (y) subjecting the filing under the HSR Act to a “second request” by the FTC or the Antitrust Division of the DOJ or the other approvals set forth on Section 2.2(a)(ii)(B)(1) of the Company Disclosure Letter to a “Phase II” or substantially equivalent review by the applicable Governmental Authority or (z) preventing, or delaying for more than ninety (90) calendar days following the date hereof, receipt of all necessary approvals in the Relevant Jurisdictions listed on Section 2.2(a)(ii)(B)(2) of the Company Disclosure Letter, in each case, until the condition set forth in Section 2.2(a)(ii)(A) has been satisfied.

(c) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 7.4 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract.

7.5 Access to the Company. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall afford Newco and its Representatives (i) reasonable access, during normal business hours and after reasonable advance notice, to all assets, properties, books and records and personnel of the Company and its Subsidiaries as Newco may reasonably request; provided, however, that notwithstanding the foregoing, the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any Applicable Law or the terms of any Contracts to which the Company or any of its Subsidiaries is a party prior to the date of this Agreement that require the Company or its Subsidiaries to restrict or otherwise prohibit access to such documents or information, or that give the other party the right to terminate or accelerate the rights pursuant to such Contract; (b) access to such documents would be in violation of the HSR Act, Sherman Act, or any applicable non-U.S. antitrust or competition laws; (c) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (d) access would result in the disclosure of any Trade Secrets of a third party or (e) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Newco and its Affiliates, on the other hand; provided that, the Company shall (x) to the extent legally permissible and in a manner that would preserve privilege, provide Newco with a detailed description of such withheld or restricted information and (y) use its reasonable best efforts to find a way to allow disclosure of such information subject to the terms hereof, and (ii) to the extent available and prepared in the ordinary course of business, for the period beginning after the date of this Agreement and ending at the Effective Time, as soon as practicable after the end of each calendar month (other than at the end of a fiscal quarter), and in any event within thirty (30) days thereafter, a copy of the monthly consolidated financial statements of the Company and its Subsidiaries, including statements of financial condition, results of operations and statements of cash flow. Nothing in this Section 7.5 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, statements, analyses, appraisals, opinions or other information (including monthly consolidated financial statements) not otherwise prepared in the ordinary course of business. Any investigation conducted pursuant to the access contemplated by this Section 7.5 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Newco or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 7.5. All requests for access pursuant to this Section 7.5 must be directed to the General Counsel of the Company, or another person designated in writing by the Company.

7.6 Notice of Breach.

(a) At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the

Effective Time, the Company shall promptly notify Newco in the event that any representation or warranty made by the Company in this Agreement has become untrue or inaccurate in any material respect, or in the event that the Company has failed to comply with or satisfy in any material respect any covenant or obligation to be complied with or satisfied by it under this Agreement, in each case to the extent such untruth, inaccuracy or failure would be reasonably likely to cause any of the conditions to closing set forth in Sections 2.2(b)(i) or 2.2(b)(ii) to fail to be, or unable to be, satisfied as of the Closing Date.

(b) At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, Newco shall promptly notify the Company in the event that any representation or warranty made by Newco or Merger Sub in this Agreement has become untrue or inaccurate in any material respect, or in the event that Newco or Merger Sub has failed to comply with or satisfy in any material respect any covenant or obligation to be complied with or satisfied by it under this Agreement, in each case to the extent such untruth, inaccuracy or failure would be reasonably likely to cause any of the conditions to closing set forth in Sections 2.2(c)(i) or 2.2(c)(ii) to fail to be, or unable to be, satisfied as of the Closing Date.

7.7 Confidentiality. Newco, Merger Sub and the Company hereby acknowledge that Thoma Bravo, LLC and the Company have previously executed an Amended and Restated Confidentiality Agreement, dated May 14, 2018 (as amended, the “Confidentiality Agreement”), which shall continue in full force and effect in accordance with its terms.

7.8 Public Disclosure. The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Newco. Thereafter, the Company (unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change), on the one hand, and Newco and Merger Sub, on the other hand, shall use their respective reasonable best efforts to consult with the other parties to this Agreement before (a) participating in any media interviews, (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons, or (c) providing any statements that are public or are reasonably likely to become public, in any such case to the extent relating to the Merger, and shall not engage in the foregoing without the prior consent of the other party (such consent not to be unreasonably withheld or delayed), except that the Company will not be obligated to obtain such consent with respect to communications that are (i) required by Applicable Law or any stock exchange rule or listing agreement, (ii) principally directed to employees, suppliers, customers, partners or vendors and consistent with the communications plan previously agreed by Newco and the Company, provided, however, in each case of clauses (i) and (ii), to the extent permitted by Applicable Law, only if the Company has used its reasonable best efforts to consult with Newco and to obtain Newco’s consent but has been unable to do so prior to the time such communication is made, or (iii) related to or in connection with any disputes between the Company, on the one hand, and Newco, Merger Sub, the Guarantor, the Financing Sources, or their respective Affiliates, on the other hand, relating to this Agreement.

7.9 Transaction Litigation. Prior to the Effective Time, the Company shall promptly notify Newco of all Legal Proceedings commenced or threatened against the Company or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement (“Transaction Litigation”) (including by providing copies of all pleadings with respect thereto) and thereafter keep Newco reasonably informed with respect to the status thereof. For the avoidance of doubt, Transaction Litigation shall in no event include or be deemed to encompass any Legal Proceedings related to or in connection with any disputes between the Company, on the one hand, and Newco, Merger Sub, Guarantor, the Financing Sources or their respective Affiliates, on the other hand, relating to this Agreement. The Company shall (a) give Newco the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation and (b) consult with Newco with respect to the defense, settlement and prosecution of any Transaction Litigation. Further, the Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Newco has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 7.9, “participate” means that Newco will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Newco may offer comments or suggestions with respect to such Transaction Litigation, but will not be afforded any decision-making power or other authority over such Transaction Litigation except for the settlement or compromise consent set forth above. Notwithstanding anything to the contrary in the foregoing, nothing in this Section 7.9 shall limit the rights of Newco under Section  1.4(b)(iii).

7.10 Section 16(b) Exemption. The Company shall take all actions reasonably necessary to cause the Merger and all other transactions contemplated by this Agreement, and any other dispositions of equity securities of the Company (including derivative securities) in connection with the Merger and other transactions contemplated by this Agreement by each individual who is a director or executive officer of the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

7.11 Directors and Officers Exculpation, Indemnification and Insurance.

(a) Existing Agreements and Protections. During the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Newco shall cause the Surviving Corporation and its Subsidiaries to) honor and fulfill in all respects the obligations of the Company and its Subsidiaries under the DGCL, their respective organizational documents and any and all indemnification agreements between the Company or any of its Subsidiaries and any of their respective current or former directors and officers and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time (the “Indemnified Persons”). In addition, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Newco shall cause the Surviving Corporation and its Subsidiaries to) cause the certificates of incorporation and bylaws (and other similar organizational documents) of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are no less favorable than the indemnification, exculpation and advancement of expenses provisions set forth in the certificate of incorporation and bylaws (or other similar organizational documents) of the Company and its Subsidiaries as of the date hereof, and during such six-year period such provisions shall not be repealed, amended or otherwise modified in any manner except as required by Applicable Law.

(b) Indemnification. Without limiting the generality of the provisions of Section 7.11(a), during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) indemnify and hold harmless each Indemnified Person from and against any costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding, investigation or inquiry, whether civil, criminal, administrative or investigative, to the extent such claim, proceeding, investigation or inquiry arises directly or indirectly out of or pertains directly or indirectly to (i) any action or omission or alleged action or omission in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time), or (ii) any of the transactions contemplated by this Agreement; provided, however, that if, at any time prior to the sixth (6th) anniversary of the Effective Time, any Indemnified Person delivers to Newco a written notice asserting a claim for indemnification under this Section 7.11(b), then the claim asserted in such notice shall survive the sixth anniversary of the Effective Time until such time as such claim is fully and finally resolved. In the event of any such claim, proceeding, investigation or inquiry, (i) the Surviving Corporation shall have the right to control the defense thereof after the Effective Time (it being understood that, by electing to control the defense thereof, the Surviving Corporation will be deemed to have waived any right to object to the Indemnified Person’s entitlement to indemnification hereunder with respect thereto), (ii) each Indemnified Person shall be entitled to retain his or her own counsel, whether or not the Surviving Corporation shall elect to control the defense of any such claim, proceeding, investigation or inquiry, (iii) the Surviving Corporation shall pay all reasonable fees and expenses of any counsel retained by an Indemnified Person promptly after statements therefor are received, whether or not the Surviving Corporation shall elect to control the defense of any such claim, proceeding, investigation or inquiry, and (iv) no Indemnified Person shall be liable for any settlement effected without his or her prior express written consent. Notwithstanding anything to the contrary set forth in this Section 7.11(b) or elsewhere in this Agreement, neither the Surviving Corporation nor any of its Affiliates (including Newco) shall settle or otherwise compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, proceeding, investigation or inquiry for which indemnification may be sought by an Indemnified Person under this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of such claim, proceeding, investigation or inquiry.

(c) Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) maintain in effect the Company’s current directors’ and officers’ liability insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time, covering each person covered by the D&O Insurance, on terms with respect to the coverage and amounts that are equivalent to those of the D&O Insurance; provided, however, that in satisfying its obligations under this Section 7.11(c), the Surviving Corporation shall not be obligated to pay annual premiums in excess of three hundred percent (300%) of the amount paid by the Company for coverage for its last full fiscal year (such three hundred percent (300%) amount, the “Maximum Annual Premium”) (which premiums the Company represents and warrants to be as set forth in Section 7.11(c) of the Company Disclosure Letter); provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium. Prior to the Effective Time, notwithstanding anything to the contrary set forth in this Agreement, the Company may purchase a six-year “tail” prepaid policy on the D&O Insurance; provided the aggregate cost of such “tail” policy shall not exceed the Maximum Annual Premium. In the event that the Company elects to purchase such a “tail” policy prior to the Effective Time, the Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect and continue to honor their respective obligations thereunder, in lieu of all other obligations of the Surviving Corporation (and Newco) under the first sentence of this Section 7.11(c) for so long as such “tail” policy shall be maintained in full force and effect.

(d) Successors and Assigns. If the Surviving Corporation (or Newco) or any of its successors or assigns shall (i) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Surviving Corporation (or Newco) shall assume all of the obligations of the Surviving Corporation (or Newco) set forth in this Section 7.11.

(e) No Impairment; Third Party Beneficiaries. The obligations set forth in this Section 7.11 shall not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person who is a beneficiary under the D&O Insurance or the “tail” policy referred to in Section 7.11(c) (and their heirs and representatives)) without the prior written consent of such affected Indemnified Person or other person who is a beneficiary under the D&O Insurance or the “tail” policy referred to in Section 7.11(c) (and their heirs and representatives). Each of the Indemnified Persons or other persons who are beneficiaries under the D&O Insurance or the “tail” policy referred to in Section 7.11(c) (and their heirs and representatives) are intended to be third party beneficiaries of this Section 7.11, with full rights of enforcement as if a party thereto. The rights of the Indemnified Persons (and other persons who are beneficiaries under the D&O Insurance or the “tail” policy referred to in Section 7.11(c) (and their heirs and representatives)) under this Section 7.11 shall be in addition to, and not in substitution for, any other rights that such persons may have under the certificates of incorporation, bylaws or other equivalent organizational documents, any and all indemnification agreements of or entered into by the Company or any of its Subsidiaries, or Applicable Law (whether at law or in equity).

(f) Joint and Several Obligations. The obligations and liability of the Surviving Corporation, Newco and their respective Subsidiaries under this Section 7.11 shall be joint and several.

(g) Preservation of Other Rights. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 7.11 is not prior to or in substitution for any such claims under such policies.

7.12 Employee Matters.

(a) Acknowledgment of Change of Control. Newco hereby acknowledges that a “change of control” (or similar phrase) within the meaning of the Employee Plans, as applicable, will occur as of the Effective Time, as applicable.

(b) Existing Agreements. From and after the Effective Time, the Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) honor all Employee Plans and compensation arrangements in accordance with their terms as in effect immediately prior to the Effective Time (excluding equity based benefits, except as set forth in Section 1.4(c) pursuant to which the Contingent Option Consideration and Contingent RSU Consideration will remain subject to their vesting and acceleration terms as in effect immediately prior to the Effective Time), provided, however, that nothing in this sentence shall prohibit the Surviving Corporation from amending or terminating any such Employee Plans, arrangements or agreements in accordance with their terms or if otherwise required by this Agreement or Applicable Law.

(c) Continuation of Company Plans. As of the Effective Time, the Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) employ the employees of the Company and its Subsidiaries who are employed as of immediately prior to the Effective Time. For a period of one (1) year following the Effective Time (or, if earlier, the date of termination of employment of the relevant Continuing Employee), the Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) either (i) maintain for the benefit of each Continuing Employee the Employee Plans (other than equity based benefits and individual employment agreements not providing for severance) and any other employee benefit plans or other compensation (including base salary or wages, short-term incentive bonuses based on a performance period of twelve (12) months or less and commissions, but not including equity based compensation) and severance arrangements of the Surviving Corporation or any of its Subsidiaries (other than equity-based plans and individual employment agreements not providing for severance) (together, the “Company Plans”) at benefit levels that are no less than those in effect at the Company or its Subsidiaries on the date of this Agreement, and provide compensation and benefits to each Continuing Employee under such Company Plans, or (ii) provide compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) to each Continuing Employee that, taken as a whole, are no less favorable in the aggregate than the compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) provided to such Continuing Employee immediately prior to the Effective Time (“Comparable Plans”), or (iii) provide some combination of (i) and (ii) above such that each Continuing Employee receives compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) that, taken as a whole, are no less favorable in the aggregate than the compensation and benefits (other than equity based benefits and individual employment agreements not providing for severance) provided to such Continuing Employee immediately prior to the Effective Time. The Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) provide each Continuing Employee who incurs a termination of employment during the one (1)-year period immediately following the Effective Time with severance benefits that are no less favorable than the severance benefits to which such employee would have been entitled with respect to such termination under the severance policies or arrangements of the Company and its Subsidiaries and employment agreements covering Continuing Employees as in effect immediately prior to the Effective Time.

(d) Service Credit; Etc. To the extent that a Company Plan or Comparable Plan is made available to any Continuing Employee on or following the Effective Time, the Surviving Corporation shall (and Newco shall cause the Surviving Corporation to) cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement, but not including any defined benefit pension plan or similar arrangement or for any purpose under any equity or equity-based plan); provided, however, that such service need not be credited to the extent that it would result in duplication of coverage or benefits or was not credited for the same purpose with respect to such Continuing Employee under the analogous Employee Plan immediately prior to the Effective Time. In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all employee benefit plans sponsored by the Surviving Corporation and its Subsidiaries (other than the Company Plans) (such plans, collectively, the “New Plans”) to the extent coverage under any such New Plan replaces coverage under a comparable Company Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, collectively, the “Old Plans”), (ii) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee, the Surviving Corporation shall cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents to the extent waived for such person under the analogous Employee Plan immediately prior to the Closing Date, and the Surviving Corporation shall cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be given full credit under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan, and (iii) credit the accounts of such Continuing Employees under any New Plan which is a flexible spending plan with any unused balance in the account of such Continuing Employee under the applicable Company Plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time shall be credited to such Continuing Employee following the Effective Time, and shall not be subject to accrual limits or other forfeitures that were not applicable as of the Effective Time.

(e) No Third Party Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, this Section 7.12 will not be deemed to (i) guarantee employment or any term or condition of employment for any period of time for, or preclude the ability of Newco, the Surviving Corporation or any of their respective Subsidiaries to terminate any Continuing Employee for any reason; (ii) subject to the limitations and requirements specifically set forth in this Section 7.12, require Newco, the Surviving Corporation or any of their respective Subsidiaries to continue any Company Plan or prevent the amendment, modification or termination thereof after the Effective Time; (iii) create any third party beneficiary rights in any Person; or (iv) establish, amend or modify any benefit or compensation plan, program, agreement or arrangement.

(f) 2018 Bonus. To the extent that a Continuing Employee is eligible to receive an annual bonus for calendar year 2018 or quarterly bonus for the fourth quarter of calendar year 2018 (“2018 Bonuses”), payable in cash and based on the Company’s achievement of performance criteria, (i) the level of achievement of the applicable performance metrics will be determined in good faith by the Company Board or a committee thereof as of immediately prior to the Effective Time, and (ii) provided that the Continuing Employee remains employed by the Company as of immediately prior to the Closing Date, the Surviving Corporation shall pay (and Newco shall cause the Surviving Corporation to pay) such 2018 Bonuses.

(g) Section 280G. The Company and Newco or any Subsidiary of Newco shall use their reasonable best efforts to mitigate and/or minimize the impact of the tax consequences of Section 280G of the Code (including as a result of the Merger under all employment, severance and termination agreements, other compensation arrangements and Employee Plans) on any individual that is regarded as a “disqualified individual” (as such term is defined in proposed Treasury Regulation Section 1.280G-1). The Company shall deliver a Section 280G analysis to Newco as soon as administratively feasible following the date hereof.

7.13 Obligations of Merger Sub. Newco shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement and to consummate the Merger and other transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement. Newco and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to and in accordance with this Agreement.

7.14 Newco Vote. Immediately following the execution and delivery of this Agreement, Newco, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to Merger Sub and the Company a written consent approving the Merger in accordance with the DGCL.

7.15 Delisting. Each of the parties agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Shares from NASDAQ and terminate registration under the Exchange Act, provided that such delisting and termination shall not be effective until or after the Effective Time.

7.16 Tax Rulings.

(a) As soon as practicable after the date of this Agreement, the Company shall instruct its Israeli counsel, advisors and/or accountants to prepare and file with the ITA an application for a ruling (which shall be approved by Newco prior to its submission and which approval shall not be unreasonably withheld, conditioned or delayed) confirming (i) that the cancellation and conversion of the Company 102 Options, Company 102 RSUs and Company 102 Shares in accordance with Section 1.4(c)(i), Section 1.4(c)(ii) or Section 1.4(b), as applicable, shall not be regarded as a violation of the “requisite holding period” (as such term is defined in Section 102 of the Ordinance) so long as the applicable 102 Amounts are deposited with the Section 102 Trustee until the end of the respective holding period, (ii) that the deposit of the applicable 102 Amounts with the Payment Agent and the Section 102 Trustee shall not be subject to any withholding obligation and (iii) the tax treatment of the Contingent Option Consideration and Contingent RSU Consideration paid with respect to Section 102 Options and Section 102 RSUs (which ruling may be subject to customary conditions regularly associated with such a ruling) (the “Options Tax Ruling”). The Company shall include in the request for the Options Tax Ruling a request to exempt Newco, the Surviving Corporation, the Payment Agent and their respective agents from any withholding obligation with respect to consideration paid for Section 102 Securities. The initial request shall be filed as a fast track ruling request for an interim approval confirming, among other things, that Newco and any Person acting on its behalf (including the Payment Agent and the Surviving Corporation) shall be exempt from Israeli withholding Tax in relation to any payments made with respect to any Section 102 Securities to the Payment Agent, the Section 102 Trustee or the Company in connection with the Merger (the “Interim Option Tax Ruling”). To the extent that prior to the Closing only the Interim Option Tax Ruling shall have been obtained, then all references herein to the Option Tax Ruling shall be deemed to refer to such Interim Option Tax Ruling, until such time that a final definitive Option Tax Ruling is obtained.

(b) Without limiting the generality of Section 7.2, each of the Company and Newco shall cause their respective Israeli counsel, advisors and accountants to coordinate all activities, and to cooperate with each other, with respect to the preparation and filing of such application and in the preparation of any written or oral submissions that may be necessary, proper or advisable to obtain the Option Tax Ruling (including the Interim Option Tax Ruling). The final text of the Interim Option Tax Ruling and the Option Tax Ruling shall be subject to the prior written approval of Newco or its counsel, which consent shall not be unreasonably withheld, conditioned or delayed. The Company will enable Newco’s Representatives to participate in all meetings with the ITA relating thereto. To the extent that Newco’s Representatives elect not to participate in any such meeting, the Company’s Representatives shall provide Newco’s Representatives a report of the meetings held with the ITA. Subject to the terms and conditions hereof, the Company shall use commercially reasonable efforts to promptly take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to obtain the Interim Options Tax Ruling and the Options Tax Ruling, as promptly as practicable.

ARTICLE VIII

TERMINATION OF AGREEMENT

8.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Requisite Stockholder Approval (except as provided herein), only as follows:

(a) by mutual written agreement of Newco and the Company; or

(b) by either Newco or the Company if the Effective Time shall not have occurred on or before March 9, 2019 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any party hereto whose material breach of this Agreement has been the principal cause of the failure of the Effective Time to have occurred on or before the Termination Date; or

(c) by either Newco or the Company if the Company Stockholders Meeting shall have been held and the Requisite Stockholder Approval shall not have been obtained thereat or at any adjournment or postponement thereof; or

(d) by either Newco or the Company if any Governmental Authority in any Relevant Jurisdiction shall have (i) enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any Applicable Law that is in effect and has the effect of making the consummation of the Merger permanently illegal in any of the Relevant Jurisdictions or which has the effect of permanently prohibiting the consummation of the Merger in any of the Relevant Jurisdictions, or (ii) issued or granted any Order that has the effect of making the Merger illegal permanently in any of the Relevant Jurisdictions or which has the effect of permanently prohibiting the consummation of the Merger in any of the Relevant Jurisdictions and such Order shall have become final and nonappealable; or

(e) by the Company in the event (i) of a breach of any covenant or agreement on the part of Newco or Merger Sub set forth in this Agreement or (ii) that any of the representations and warranties of Newco and Merger Sub set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, in either case such that the conditions set forth in Section 2.2(c)(i) or Section 2.2(c)(ii) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by Newco or Merger Sub or such inaccuracies in the representations and warranties of Newco or Merger Sub are curable by Newco or Merger Sub through the exercise of commercially reasonable efforts, then the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.1(e) until the earlier to occur of (A) thirty (30) calendar days after delivery of written notice from the Company to Newco of such breach or inaccuracy, as applicable or (B) Newco or Merger Sub ceasing or failing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(e) if such breach or inaccuracy by Newco or Merger Sub is cured within such thirty (30) calendar day period); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to the Company if it is then in material breach of any covenant contained in this Agreement; or

(f) by the Company in the event that (i) all of the conditions set forth in Section 2.2(a) and Section 2.2(b) have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing), (ii) Newco and Merger Sub have failed to consummate the Merger at the time the Closing should have occurred pursuant to Section 2.1, (iii) the Company has irrevocably notified Newco in writing that (A) the Company is ready, willing and able to consummate the Merger, and (B) all conditions set forth in Section 2.2(c) have been and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or that the Company is willing to waive any unsatisfied conditions set forth in Section 2.2(c), (iv) the Company has given Newco written notice at least three (3) Business Days prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(f) if Newco and Merger Sub fail to consummate the Merger, and (v) Newco and Merger Sub fail to consummate the Merger on the later of the expiration of such three (3) Business Day period and the date set forth in the foregoing notice;

(g) by the Company in order to enter into a definitive agreement to consummate a Superior Proposal, provided that (i) the Superior Proposal was not solicited in violation of the terms of Section 6.1, Section 6.2(a) or Section 6.2(d) or in material violation of the terms of Section 6.2(b), (ii) the Company has complied with Section 7.1(c)(ii) and (iii) immediately prior (and as a condition) to the termination of this Agreement, the Company pays to Newco the Company Termination Fee payable pursuant to Section 8.4(a)(ii); or

(h) by Newco in the event (i) of a breach of any covenant or agreement on the part of the Company set forth in this Agreement or (ii) that any of the representations and warranties of the Company set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, in either case such that the conditions set forth in Section 2.2(b)(i) or Section 2.2(b)(ii) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by the Company or such inaccuracies in the representations and warranties of the Company are curable by the Company through the exercise of commercially reasonable efforts, then Newco shall not be permitted to terminate this Agreement pursuant to this Section 8.1(h) until the earlier to occur of (A) thirty (30) calendar days after delivery of written notice from the Newco to the Company of such breach or inaccuracy, as applicable or (B) the Company ceasing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that Newco and Merger Sub may not terminate this Agreement pursuant to this Section 8.1(h) if such breach or inaccuracy by the Company is cured within such thirty (30) calendar day period); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(h) shall not be available to Newco if it is then in material breach of any covenant contained in this Agreement; or

(i) by Newco in the event that the Company Board (or any committee thereof) (i) shall have effected a Company Board Recommendation Change or (ii) fails to publicly reaffirm the Company Board Recommendation within four (4) Business Days after Newco so requests in writing following any public statement by a stockholder of the Company or a member of the Company Board expressing opposition to the Merger or the Merger Consideration (it being understood that the Company Board shall have no obligation to so reaffirm the Company Board Recommendation on more than two (2) occasions).

8.2 Notice of Termination. A party terminating this Agreement pursuant to Section 8.1 (other than Section 8.1(a)) shall deliver a written notice to the other party setting forth the specific basis for such termination and the specific provision of Section 8.1 pursuant to which this Agreement is being terminated. A valid termination of this Agreement pursuant to Section 8.1 (other than Section 8.1(a)) shall be effective upon receipt by the non-terminating party of the foregoing written notice.

8.3 Effect of Termination. In the event of a valid termination of this Agreement pursuant to Section 8.1, this Agreement shall be of no further force or effect without Liability of any party or parties hereto, as applicable (or any stockholder, director, manager, officer, employee, agent, consultant or representative of such party or parties) to the other party or parties hereto, as applicable, except (a) for the terms of Section 7.3(i), Section 7.7, Section 7.8, this Section 8.3, Section 8.4 and Article IX, each of which shall survive the termination of this Agreement, and (b) that nothing herein shall relieve any party or parties hereto, as applicable, from Liability for any fraud committed in connection with this Agreement or any of the transactions contemplated hereby. In addition to the foregoing, no termination of this Agreement shall affect the obligations of the parties hereto set forth in the Confidentiality Agreement and the Guaranty, all of which shall survive termination of this Agreement in accordance with their respective terms and remain fully enforceable in accordance with their respective terms.

8.4 Termination Fees.

(a) Company Termination Fees.

(i) In the event that (A) this Agreement is terminated pursuant to Section 8.1(c), (B) following the execution of this Agreement and prior to the time at which a vote is taken on the adoption of this Agreement at the Company Stockholders Meeting (or an adjournment or postponement thereof) an offer or proposal for a Competing Acquisition Transaction is publicly announced or shall become publicly known and not withdrawn, and (C) within one (1) year following the termination of this Agreement pursuant to Section 8.1(c), the foregoing Competing Acquisition Transaction is consummated or the Company enters into a definitive Contract to consummate the foregoing Competing Acquisition Transaction and such Competing Acquisition Transaction is subsequently consummated, then within one (1) Business Day after consummation of such Competing Acquisition Transaction, the Company shall pay to Newco (or its designee) a fee equal to the Company Termination Fee, less the amount of Newco Expenses previously paid to Newco pursuant to Section 8.4(d), by wire transfer of immediately available funds to an account or accounts designated in writing by Newco.

(ii) In the event that this Agreement is terminated pursuant to Section 8.1(g), then as a condition to such termination of this Agreement, the Company shall tender to Newco (and pay to Newco if Newco agrees to accept such payment) the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Newco.

(iii) In the event that this Agreement is terminated pursuant to Section 8.1(i), then within one (1) Business Day after demand by Newco, the Company shall pay to Newco the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Newco.

(iv) The parties hereto acknowledge and hereby agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether nor not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

(b) Newco Termination Fee.

(i) In the event that this Agreement is terminated (A) pursuant to Section 8.1(e) or Section 8.1(f), or (B) pursuant to Section 8.1(b) if, at the time of such termination, the Company would have been entitled to terminate this Agreement pursuant to Section 8.1(e) or Section 8.1(f), then within one (1) Business Day after demand by the Company, Newco shall pay to the Company a fee equal to One Hundred Forty Million Dollars $140,000,000 (the “Newco Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.

(ii) The parties hereto acknowledge and hereby agree that in no event shall Newco be required to pay the Newco Termination Fee on more than one occasion, whether or not the Newco Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

(c) Recovery. Newco, Merger Sub and the Company hereby acknowledge and agree that the covenants set forth in this Section 8.4 are an integral part of this Agreement and the Merger, and that, without these agreements, Newco, Merger Sub and the Company would not have entered into this Agreement. Accordingly, if the Company fails to promptly pay any amounts due pursuant to Section 8.4(a) or Newco fails to promptly pay any amounts due pursuant to Section 8.4(b) and, in order to obtain such payment, Newco, on the one hand, or the Company, on the other hand, commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.4(a) or any portion thereof or a judgment against Newco for the amount set forth in Section 8.4(b) or any portion thereof, as applicable, the Company will pay to Newco or Newco will pay to the Company, as the case may be, its out-of-pocket costs and expenses (including reasonable attorneys’ fees and costs) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of five percent (5%) plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by Applicable Law.

(d) Newco Expenses. In the event this Agreement is terminated pursuant to (i) Section 8.1(c), under circumstances in which the Company Termination Fee is not then payable pursuant to Section 8.4(a)(i), or (ii) Section 8.1(h), and as of such time of such termination by Newco, Newco and Merger Sub were not in material breach of their representations, warranties, covenants or agreements under this Agreement, then within one (1) Business Day after demand by Newco, the Company shall pay to Newco up to $4,000,000 of Newco’s reasonable and documented out-of-pocket fees and expenses (including legal fees and expenses) incurred by Newco and its Affiliates on or prior to the termination of this Agreement in connection with the transactions contemplated by this Agreement (including the Financing) (the “Newco Expenses”) by wire transfer of immediately available funds to an account or accounts designated in writing by Newco; provided, that the existence of circumstances which could require the Company Termination Fee to become subsequently payable by the Company pursuant to Section 8.4(a)(i) shall not relieve the Company of its obligations to pay the Newco Expenses pursuant to this Section 8.4(d); provided, further, that the payment by the Company of Newco Expenses pursuant to this Section 8.4(d) shall not relieve the Company of any subsequent obligation to pay the Company Termination Fee pursuant to Section 8.4(a)(i) except to the extent indicated in Section 8.4(a)(i).

(e) Acknowledgement. Each of the parties acknowledges and agrees that (i) the agreements contained in this Section 8.4 are an integral part of the transactions contemplated by this Agreement, (ii) the damages resulting from termination of this Agreement under circumstances where a Company Termination Fee or a Newco Termination Fee is payable are uncertain and incapable of accurate calculation and therefore, the amounts payable pursuant to Section 8.4(a) or Section 8.4(b) are not a penalty but rather constitute liquidated damages in a reasonable amount that will compensate Newco or the Company, as the case may be, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, and (iii) without the agreements contained in this Section 8.4, the parties would not have entered into this Agreement.

ARTICLE IX

GENERAL PROVISIONS

9.1 Certain Interpretations.

(a) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(b) Unless otherwise indicated, all references herein to Sections, Articles, Annexes, Exhibits or Schedules, shall be deemed to refer to Sections, Articles, Annexes, Exhibits or Schedules of or to this Agreement, as applicable.

(c) Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation.”

(d) As used in this Agreement, the singular or plural number shall be deemed to include the other whenever the context so requires.

(e) Unless otherwise specifically provided, all references in this Agreement to “Dollars” or “$” means United States Dollars.

(f) When reference is made herein to a Person, such reference shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. Unless otherwise indicated, all references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires.

(g) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been posted to a virtual data room managed by the Company at www.dfsvenue.com (Project Imperial) at least one (1) Business Day prior to the execution and delivery of this Agreement and which remained available until the Closing.

(h) All references to the “ordinary course of business” of a particular Person or similar phrases shall mean the ordinary course of business consistent with past practices of such Person and its Subsidiaries (including with respect to frequency and magnitude).

(i) The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.2 Amendment. Subject to Applicable Law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Newco, Merger Sub and the Company; provided, however, that in the event that this Agreement has been approved by stockholders of the Company in accordance with Delaware Law, no amendment shall be made to this Agreement that requires the approval of such stockholders of the Company without such approval; and provided, further, however, that this Section 9.2 and Sections 9.3, 9.4, 9.9, 9.11, 9.12, 9.13 and 9.14 (and any provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of any of the foregoing provisions) may not be modified, waived or terminated in a manner that is adverse in any respect to a Debt Financing Source without the prior written consent of such Debt Financing Source.

9.3 Waiver. At any time and from time to time prior to the Effective Time, any party or parties hereto may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such party or parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party or parties hereto contained herein; and provided, further, however, that this Section 9.3 and Sections 9.2, 9.4, 9.9, 9.11, 9.12, 9.13 and 9.14 (and any provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of any of the foregoing provisions) may not be modified, waived or terminated in a manner that is adverse in any respect to a Debt Financing Source without the prior written consent of such Debt Financing Source. Any agreement on the part of a party or parties hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable.

9.4 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties, except that Newco will have the right to assign all or any portion of its rights and obligations pursuant to this Agreement (a) from and after the Effective Time, (i) in connection with a merger or consolidation involving Newco or other disposition of all or substantially all of the assets of Newco or the Surviving Corporation; (ii) to any other Person; or (iii) to any Debt Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing; or (b) to any of its Affiliates; provided that in the case of clause (a)(iii) or (b), Newco and Merger Sub remain liable for their obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via e-mail to the parties at the following addresses or e-mail addresses (or at such other address or e-mail address for a party as shall be specified by like notice):

(a) if to Newco or Merger Sub, to:

c/o Thoma Bravo, LLC

600 Montgomery Street, 20th Floor

San Francisco, CA 94111

Attention:    Seth Boro

                    Chip Virnig

                    Andrew Almeida

E-mail: sboro@thomabravo.com; cvirnig@thomabravo.com; aalmeida@thomabravo.com with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, Illinois 60654

Attention:    Gerald T. Nowak, P.C.

                    Corey D. Fox, P.C.

                    Bradley C. Reed

E-mail: gnowak@kirkland.com; cfox@kirkland.com; breed@kirkland.com

(b) if to the Company (prior to the Closing), to:

Imperva, Inc.

3400 Bridge Parkway

Redwood Shores, California 94065

Attention:    Trâm Phi, Chief Legal Officer and Chief of Staff

                    Shu White, General Counsel

E-mail: tram.phi@imperva.com; shu.white@imperva.com

with a copy (which shall not constitute notice) to:

Fenwick & West LLP

801 California Street

Mountain View, California 94041

Attention:    David A. Bell

            Ken S. Myers

E-mail: dbell@fenwick.com; kmyers@fenwick.com

9.6 Non-Survival of Representations, Warranties. The representations and warranties of the Company, Newco and Merger Sub contained in this Agreement shall terminate at the Effective Time.

9.7 Expenses. Subject to Section 8.4(d), all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including the Merger) shall be paid by the party or parties, as applicable, incurring such expenses, whether or not the Merger is consummated.

9.8 Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Disclosure Letter and the Voting Agreements, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided, however, the Confidentiality Agreement shall not be superseded, shall survive any termination of this Agreement and shall continue in full force and effect until the earlier to occur of (a) the Effective Time and (b) the date on which the Confidentiality Agreement is terminated in accordance with its terms. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER NEWCO AND MERGER SUB, ON THE ONE HAND, NOR THE COMPANY, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

9.9 Third-Party Beneficiaries. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by the terms and provisions of Section 7.11, (b) from and after the Effective Time, the rights of holders of Shares to receive the merger consideration set forth in Article I and (c) each Debt Financing Source shall be an express third-party beneficiary with respect to, and may enforce, Sections 9.2, 9.3, 9.4, 9.11, 9.12, 9.13, 9.14 and this Section 9.9. Notwithstanding anything herein to the contrary, no Debt Financing Source shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature.

9.10 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.11 Remedies.

(a) Generally. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b) Remedies of Newco and Merger Sub.

(i) Specific Performance. The parties hereto hereby agree that irreparable injury would occur in the event that any provision of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages (notwithstanding the termination fees contemplated hereby). Accordingly, the parties hereto acknowledge and hereby agree that, prior to the valid termination of this Agreement pursuant to Section 8.1, in the event of any breach of threatened breach by the Company of any of its obligations hereunder, Newco and Merger Sub shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement by the Company in the courts described in Section 9.13 and to enforce specifically the terms and provisions hereof, including the Company’s obligation to consummate the Merger. The election to pursue an injunction, specific performance or other equitable relief shall not restrict, impair or otherwise limit Newco from, in the alternative, seeking to terminate the Agreement and collect the Company Termination Fee pursuant to Section 8.4(a) and/or the reimbursement of Newco Expenses pursuant to Section 8.4(d); provided, however, that in no event shall Newco be permitted to pursue an injunction, specific performance or other equitable relief or any other remedies under this Agreement or available at law or equity following the payment of the Company Termination Fee in accordance with the terms of this Agreement.

(ii) Company Termination Fee. Newco shall be entitled to payment of the Company Termination Fee if and when payable pursuant to Section 8.4(a).

(iii) Expense Reimbursement. Newco shall be entitled to reimbursement of Newco Expenses if and when payable pursuant to Section 8.4(d).

(iv) Termination. Newco and Merger Sub shall be entitled to terminate this Agreement in accordance with Section 8.1.

(v) Monetary Damages. In no event shall (A) Newco, Merger Sub, the Guarantor or the Equity Financing Source or (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates (other than Newco, Merger Sub or the Guarantor), members, managers, general or limited partners, stockholders and assignees of each of Newco, Merger Sub, the Guarantor, the Equity Financing Source and their respective Affiliates (the foregoing in clauses (A) and (B) collectively, the

“Newco Related Parties”) have the right to seek or obtain money damages from the Company or any Company Related Party under this Agreement (whether at law or in equity, in contract, in tort or otherwise) other than the right of Newco and Merger Sub to payment of the Company Termination Fee as set forth in Section 8.4(a) and/or the Newco Expenses pursuant to Section 8.4(d).

(c) Remedies of the Company.

(i) Specific Performance (Pre-Closing Covenants). The parties hereto hereby agree that irreparable injury would occur in the event that any provision of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages (notwithstanding the termination fees contemplated hereby). Accordingly, the parties hereto acknowledge and hereby agree that, prior to the valid termination of this Agreement pursuant to Section 8.1, in the event of any breach of threatened breach by Newco or Merger Sub of any of their respective obligations hereunder, and other than as it relates to the right to cause the Equity Financing to be funded and to consummate the Merger (which are governed by the provisions of Section 9.11(c)(ii)), the Company shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement by Newco and Merger Sub in the courts described in Section 9.13 and to enforce specifically the terms and provisions hereof.

(ii) Specific Performance (Closing). The parties hereto hereby agree that irreparable injury would occur in the event that any provision of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages (notwithstanding the termination fees contemplated hereby). Accordingly, the parties hereto acknowledge and hereby agree that, prior to a valid termination of this Agreement pursuant to Section 8.1, the Company shall be entitled to an injunction, specific performance or other equitable remedy in connection with enforcing Newco’s obligation to cause the Equity Financing to be funded (and to exercise its third-party beneficiary rights under the Equity Commitment Letter) and to consummate the Merger only in the event that each of the following conditions has been satisfied: (A) the conditions set forth in Section 2.2(a) and Section 2.2(b) have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) at the time the Closing would have occurred but for the failure of the Equity Financing to be funded, (B) the Debt Financing has been funded in accordance with the terms thereof or the Debt Financing Sources have confirmed in writing that it will be funded in accordance with the terms thereof at the Closing if the Equity Financing is funded at the Closing, (C) Newco and Merger Sub shall have failed to consummate the Merger by the time the Closing was required by Section 2.1 to occur and (D) the Company has irrevocably confirmed in writing to Newco that if specific performance is granted and the Equity Financing and Debt Financing are funded, then it will take such actions that are required of it by this Agreement to cause the Closing to occur. In no event shall the Company be entitled to enforce specifically Newco’s obligation to cause the Equity Financing to be funded (or exercise its third party beneficiary rights under the Equity Commitment Letter) if the Debt Financing has not been funded (or will not be funded at the Closing if the Equity Financing is funded at the Closing). In no event shall the Company be entitled to specifically enforce the terms of this Agreement other than solely under the specific circumstances and as specifically set forth in Section 9.11(c)(i) and this Section 9.11(c)(ii). For the avoidance of doubt, in no event shall the Company be entitled to a remedy of specific performance or other equitable remedies against any Debt Financing Source. The election to pursue an injunction, specific performance or other equitable relief shall not restrict, impair or otherwise limit the Company from, in the alternative, seeking to terminate the Agreement and collect the Newco Termination Fee pursuant to Section 8.4(b); provided that in no event shall the Company be permitted to pursue an injunction, specific performance or other equitable relief or any other remedy under this Agreement or available at law or equity following the payment of the Newco Termination Fee in accordance with the terms of this Agreement.

(iii) Newco Termination Fee. The Company shall be entitled to payment of the Newco Termination Fee if and when payable pursuant to Section 8.4(b).

(iv) Termination. The Company shall be entitled to terminate this Agreement in accordance with Section 8.1.

(v) Monetary Damages. In no event shall (A) the Company, its Subsidiaries and each of their respective Affiliates or (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (foregoing in clauses (A) and (B) collectively, the “Company Related Parties”) have the right to seek or obtain money damages or expense reimbursement (whether at law or in equity, in contract, in tort or otherwise) from Newco, Merger Sub, the Guarantor, the Equity Financing Source or any other Newco Related Party other than (i) the right of the Company to payment of the Newco Termination Fee as set forth in Section 8.4(b), (ii) to enforce its rights under the Guaranty, (iii) the right of the Company to reimbursement and indemnification as set forth in Section 7.3(i) or (iv) the rights of the Indemnified Persons set forth in Section 7.11 following the Closing. For the avoidance of doubt, in the event this Agreement is terminated in accordance with Section 8.1, payment of the Newco Termination Fee by Newco or the Guarantor (if payable pursuant to Section 8.4(b)) represents the maximum aggregate Liability of Newco, Merger Sub, the Guarantor and any other Newco Related Party under this Agreement and the transactions and other agreements contemplated hereby (other than the amounts due under Section 7.3(i)). In addition, and notwithstanding anything in this Agreement to the contrary, the Company hereby (A) agrees that no Company Related Party shall have the right to seek or obtain money damages or expense reimbursement (whether at law or in equity, in contract, in tort or otherwise) from any Debt Financing Source and (B) waives any and all claims against the Debt Financing Sources (and agrees not to bring any claim or cause of action) and hereby agrees that in no event shall the Debt Financing Sources have any liability or obligation to the Company or any Company Related Party relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letters or the transactions contemplated hereby; provided that, notwithstanding anything to the contrary in the foregoing, nothing in this Section 9.11(c)(v) shall in any way limit or modify the rights and obligations of Newco, Merger Sub or the Debt Financing Sources set forth under the Debt Commitment Letters. In addition to the rights of Newco and Merger Sub hereunder, Newco and Merger Sub shall be entitled, at Newco and Merger Sub’s sole election, to settle any claims arising from or relating to this Agreement by agreeing to consummate the Merger in accordance with the terms of this Agreement.

(d) Acknowledgement Regarding Available Remedies. Solely to the extent that the right of specific performance is explicitly available under the terms of this Section 9.11, the parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Solely to the extent that the right of specific performance is explicitly available under the terms of this Section 9.11, the parties hereto acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 9.13 without proof of damages or otherwise, and that such explicit rights of specific enforcement are an integral part of the transactions contemplated by this Agreement and without such rights, none of the Company, Newco or Merger Sub would have entered into this Agreement. Each party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief expressly applicable under this Section 9.11 on the basis that (i) it has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(e) Sole Remedy. The parties hereto acknowledge and agree that the remedies provided for in this Section 9.11 shall be the parties’ sole and exclusive remedies for any breaches of this Agreement or any claims relating to the transactions contemplated hereby. In furtherance of the foregoing, each party hereto hereby waives, to the fullest extent permitted by Applicable Law, any and all other rights, claims and causes of action, known or unknown, foreseen or unforeseen, which exist or may arise in the future, that such party may have against the other party, the Newco Related Parties or the Company Related Parties, as the case may be, arising under or based upon any Applicable Law (including any securities law, common law or otherwise) for any breach of the representations and warranties or covenants contained in this Agreement.

9.12 Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, Delaware Law, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Notwithstanding anything to the contrary contained herein, any and all claims arising directly or indirectly out of or concerning the Debt Financing (including any claim, controversy or dispute against or involving any Debt Financing Source, including their respective successors and permitted assigns, each of which is hereby intended to be an express third party beneficiary of this Section 9.12) shall be governed by, and construed and enforced in accordance with, the laws of the state of New York, without giving effect to any choice of law or conflicts of laws rules or provisions (whether of the state of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of New York.

9.13 Consent to Jurisdiction. Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in such other manner as may be permitted by Applicable Law, and nothing in this Section 9.13 shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any or state or federal court within the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the transactions contemplated hereby (including the Merger), or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated hereby (including the Merger) shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any other state or federal court within the State of Delaware); (e) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby (including the Merger) in any court other than the aforesaid courts. Each of Newco, Merger Sub and the Company agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Notwithstanding the foregoing, subject to Section 9.11(c)(v), none of the parties hereto, any of their respective Affiliates, any Company Related Party or any Newco Related Party will bring, or support, any action, suit, cause of action, claim or proceeding, cross-claim, counterclaim or third-party claim of any kind or description, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Source in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Financing, the Debt Commitment Letter or the performance thereof or the transactions contemplated thereby, anywhere other than in (i) the Supreme Court of the State of New York, County of New York or (ii) the United States District Court for the Southern District of New York (and appellate courts thereof).

9.14 WAIVER OF JURY TRIAL. EACH OF NEWCO, COMPANY AND MERGER SUB ACKNOWLEDGES AND AGREES THAT ANY LITIGATION THAT MAY ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, VALIDITY OR PERFORMANCE OF THIS AGREEMENT, OR THE MERGER, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES,

AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ACTION, CLAIM, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF NEWCO, COMPANY OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, INCLUDING ANY LITIGATION AGAINST ANY FINANCING SOURCE IN CONNECTION WITH THE FINANCING UNDER THIS AGREEMENT AND THE FINANCING COMMITMENT LETTERS.

9.15 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.

IMPERIAL PURCHASER, LLC

By:	/s/ Seth Boro
Name: Seth Boro
Title: President and Assistant Secretary

IMPERIAL MERGER SUB, INC.

By:	/s/ Seth Boro
Name: Seth Boro
Title: President and Assistant Secretary

IMPERVA, INC.

By:	/s/ Christopher S. Hylen
Name: Christopher S. Hylen
Title: President and Chief Executive Officer

ANNEX A

CERTAIN DEFINED TERMS

For all purposes of and under this Agreement, the following capitalized terms shall have the following respective meanings:

“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement and containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives material non-public information of or with respect to the Company to keep such information confidential (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal), or (ii) executed, delivered and effective after the execution and delivery of this Agreement and containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives material non-public information of or with respect to the Company to keep such information confidential and such confidentiality provisions are no less restrictive in any material respect to such counterparty (and any of its Affiliates and representatives named therein) than the terms of the Confidentiality Agreement (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal).

“Acquisition Proposal” means any offer, proposal or indication of interest from any Third Party relating to any Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (i) any acquisition or purchase by any Third Party, directly or indirectly, of more than twenty percent (20%) of any class of outstanding voting or equity securities of the Company, or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Third Party beneficially owning more than twenty percent (20%) of any class of outstanding voting or equity securities of the Company; (ii) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company and a Third Party pursuant to which the stockholders of the Company immediately preceding such transaction hold less than eighty percent (80%) of the equity interests in the surviving or resulting entity of such transaction; (iii) any sale, lease (other than in the ordinary course of business), exchange, transfer or other disposition to a Third Party of more than twenty percent (20%) of the consolidated assets, revenue or net income of the Company and its Subsidiaries (with assets being measured by the fair market value thereof); or (iv) any combination of the foregoing; provided that, for the avoidance of doubt, all references to “Third Party” in this definition shall include any “group” as defined pursuant to Section 13(d) of the Exchange Act.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Antitrust Laws” means applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation laws, regulations or Orders.

“Applicable Law” means, with respect to any Person, any international, national, federal, state, local, municipal or other law (statutory, common or otherwise), constitution, treaty, convention, resolution, ordinance, directive, code, edict, decree, rule, regulation, ruling or other similar requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of August 31, 2018.

“Business Day” means any day, other than a Saturday, Sunday and any day which is a legal holiday under the laws of the State of California or New York or is a day on which banking institutions located in such States are authorized or required by Applicable Law or other governmental action to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Equity Incentive Plans” means (i) the Company’s 2011 Stock Option and Incentive Plan, (ii) the Company’s 2015 Equity Inducement Plan, (iii) the Company’s 2003 Stock Plan, (iv) the Incapsula, Inc. 2010 Stock Incentive Plan and (v) the Prevoty, Inc. First Amended and Restated 2013 Stock Incentive Plan, in each of the foregoing clauses (i)-(v) as such plan has been amended from time to time, and including related sub-plans, addenda and agreements entered into and awards issued under such plan.

“Company ESPP” means the Company’s 2011 Employee Stock Purchase Plan.

“Company Intellectual Property Rights” means all of the Intellectual Property Rights owned by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any fact, event, violation, inaccuracy, circumstance, change or effect (any such item, an “Effect”) that, individually or when taken together with all other Effects that exist or have occurred prior to or at the date of determination of the occurrence of the Company Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, operations, financial condition or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that in no event shall any Effect directly or indirectly resulting from any of the following, either alone or in combination, be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:

(i) general economic or political conditions in the United States or any other country or region in the world;

(ii) conditions in the industries in which the Company or any of its Subsidiaries conduct business;

(iii) changes in Applicable Law or GAAP or the interpretations thereof;

(iv) acts of war, terrorism or sabotage;

(v) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

(vi) the public announcement or pendency of this Agreement, the Merger or any other transactions contemplated by this Agreement, including any loss of, or adverse change in, the relationship of the Company or any of its Subsidiaries with its employees, customers, distributors, partners or suppliers to the extent related thereto;

(vii) any failure by the Company to meet published analysts’ estimates, projections or forecasts of revenues, earnings or other financial or business metrics, in and of itself, and or any failure by the Company to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause(s) of any such failure may be taken into consideration);

(viii) any decline in the market price or change in the trading volume of Company Common Stock, in and of itself (it being understood that the underlying cause(s) of any such failure may be taken into consideration);

(ix) any action taken pursuant to the terms of this Agreement or the failure to take any action prohibited by the terms of this Agreement;

(x) any action taken at the request of Newco or with the prior consent or approval of Newco;

(xi) the availability or cost of equity, debt or other financing to Newco, Merger Sub or the Surviving Corporation;

(xii) any legal proceedings made or brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company, including those arising out of the Merger or in connection with any other transactions contemplated by this Agreement; and

(xiii) the matters set forth in the Company Disclosure Letter

(except, in the case of each of clauses (i) through (v) above, to the extent that such Effect has had or would reasonably be expected to have a materially disproportionate adverse effect on the Company relative to other companies of a similar size operating in the industries in which the Company and its Subsidiaries conduct business).

“Company Options” means any issued and outstanding options (including commitments to grant options approved by the Company Board or authorized committee of the Company Board prior to the date hereof) to purchase Shares granted under or pursuant to a Company Equity Incentive Plan.

“Company Products” means any and all products and services currently marketed, sold, licensed, provided or distributed by Company and its Subsidiaries.

“Company Software” means the Software that the Company or any of its Subsidiaries owns or purports to own.

“Company Termination Fee” shall mean an amount in cash equal to $60,000,000; provided that if the Company Termination Fee becomes payable during the Go-Shop Period in connection with a termination of this Agreement during the Go-Shop Period pursuant to Section 8.1(g) relating to a Superior Proposal from a Third Party, the Company Termination Fee shall be an amount equal to $25,000,000.

“Competing Acquisition Transaction” has the same meaning as “Acquisition Transaction” except that all references therein to “20%” and “80%” shall be references to “50%.”

“Compliant” means, with respect to the Required Financial Information, that (a) the Company’s auditors have not withdrawn any audit opinion with respect to any audited financial statements contained in the Required Financial Information (unless a new unqualified audit opinion has been received in respect thereof from a nationally recognized independent registered accounting firm of national standing (so long as such new audit opinion is not subsequently withdrawn)), (b) none of the financial statements included in the Required Financial Information have been restated and neither the Company nor its Affiliates has publicly announced any intention to, or determined it must, do so; provided that if any of the foregoing occurs, then such Required Financial Information shall be deemed not to be Compliant unless and until such restatement has been completed and the Required Financial Information has been amended to reflect such restatement (together with, with respect to financial statements for a fiscal year, an unqualified audit opinion) or the Company has determined that no restatement shall be required and (c) all Required Financial Information does not contain an untrue statement of material fact or omit to state any material facts necessary to make such Required Financial Information, in light of the circumstances under which they were made, not misleading, at any point throughout such period (unless such Required Financial Information has been subsequently amended or supplemented so this clause (c) is satisfied).

“Continuing Employee” shall mean each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Newco or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

“Contract” means any legally binding contract, subcontract, agreement, commitment, note, bond, mortgage, indenture, lease, license, sublicense, permit, franchise or other instrument, obligation or binding arrangement or understanding of any kind or character.

“Data Security Requirements” means, collectively, all of the following to the extent related to the collection, use, processing, storage, protection, transfer or disposition of data, or otherwise relating to privacy, data protection and security, anti-spam, security breach notification requirements applicable to the Company and any of its Subsidiaries: (i) all Applicable Laws, including any legislation currently in force in any jurisdiction worldwide concerning the protection or processing of personal data, such as the Data Protection Act 2018, the General Data Protection Regulation ((EU) 2016/679), the Privacy and Electronic Communications (EC Directive) Regulations 2003 (SI 2426/2003) and any legislation which implements the European Union’s Directive 95/46/EC and the Privacy and Electronic Communications Directive (2002/58/EC), each as amended, or which implements any other current legal act of the European Union or the United Kingdom concerning the protection and processing of personal data, as applicable (collectively, the “Data Privacy Legislation”); (ii) the Company’s and its Subsidiaries’ own rules and policies; (iii) applicable industry standards that are binding on the Company and its Subsidiaries; and (iv) contractual obligations of the Company and any of its Subsidiaries (including with respect to the Payment Card Industry (PCI) Data Security Standard).

“Delaware Law” means the DGCL and any other Applicable Law of the State of Delaware.

“DGCL” means the General Corporation Law of the State of Delaware.

“DOJ” means the United States Department of Justice, or any successor thereto.

“DOL” means the United States Department of Labor, or any successor thereto.

“Employee Plans” means (i) all “employee benefit plans” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA and (ii) all other employment, consulting and independent contractor agreement, bonus, stock option, stock purchase or other equity-based, benefit, incentive compensation, profit sharing, savings, retirement (including early retirement and supplemental retirement), disability, insurance, vacation, incentive, deferred compensation, supplemental retirement (including termination indemnities and seniority payments), severance, termination, retention, change of control and other similar fringe, welfare or other employee benefit plans, programs, agreement, contracts, policies or arrangements (whether or not in writing) maintained or contributed to for the benefit of or relating to any current or former employee, consultant or independent contractor or director of the Company, any of its Subsidiaries or any ERISA Affiliate, or with respect to which the Company or any of its Subsidiaries has or may have any material Liability.

“Environmental Law” means any Applicable Law or Order relating to public or worker health or safety, pollution or the protection of the environment.

“Equity Financing Source” means Thoma Bravo Fund XIII, L.P.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, or any successor statue, rules and regulations thereto.

“ERISA Affiliate” means any Person under common control with the Company or that, together with the Company or any of its Subsidiaries, would be treated as a single employer with the Company or any of its Subsidiaries under Section 4001(b)(1) of ERISA or Section 414 of the Code and the regulations promulgated thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Party” shall mean any Third Party from which the Company or its Representatives received during the Go-Shop Period a bona fide written Acquisition Proposal that: (i) remains pending as of, and shall not have been withdrawn prior to, the expiration of the Go-Shop Period; and (ii) the Company Board reasonably determines in good faith, after consultation with the Company’s financial and legal advisors, constitutes or would be reasonably likely to lead to a Superior Proposal. For the avoidance of doubt, a Third Party that is determined to be an Excluded Party pursuant to the foregoing shall cease to be an Excluded Party at such time as the Company Board determines in good faith that such Excluded Party’s Acquisition Proposal no longer constitutes or would no longer be reasonably likely to lead to a Superior Proposal in light of the facts and circumstances available to, or known by, the Company Board.

“FTC” means the United States Federal Trade Commission, or any successor thereto.

“GAAP” means generally accepted accounting principles, as applied in the United States.

“Government Contract” means any Contract for the sale of goods or services currently in performance that is between the Company and a Governmental Authority or entered into by the Company as a subcontractor (at any tier) in connection with a Contract between another Person and a Governmental Authority.

“Government Grant” means any exemption, status, cost sharing arrangement, reimbursement arrangement or other benefit, relief or privilege, from the government of the State of Israel or any other Governmental Authority, or judicial body thereof, any outstanding application to receive the same filed by the Company or any of its Subsidiaries, including, any material Tax or other incentive granted to, provided or made available to, or enjoyed by the Company or any of its Subsidiaries, under the Laws of the State of Israel, and further including without limitation, by or on behalf of or under the authority of the Investment Center.

“Governmental Authority” means any government, any governmental or regulatory entity or body, department, commission, board, agency or instrumentality, and any court, tribunal or judicial body, in each case whether federal, state, county, provincial, and whether local or foreign.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto.

“Indebtedness” means any of the following Liabilities or obligations: (i) indebtedness for borrowed money; (ii) Liabilities evidenced by bonds, debentures, notes or other similar instruments or debt securities; (iii) Liabilities pursuant to or in connection with letters of credit or banker’s acceptances or similar items (in each case whether or not drawn, contingent or otherwise); (iv) Liabilities related to the deferred purchase price of property or services (including earn-outs, holdbacks or any other similar contingent payment obligation) other than those trade payables incurred in the ordinary course of business; (v) Liabilities pursuant to leases required to be capitalized under GAAP; (vi) Liabilities pursuant to conditional sale or other title retention agreements; (vii) Liabilities with respect to vendor advances or any other advances; (viii) net Liabilities arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates; and (ix) indebtedness of the types described in clauses (i) through (viii) above of others guaranteed by the Company or any of its Subsidiaries or secured by any lien, mortgage or security interest on the assets of the Company or any of its Subsidiaries, including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection with any of the foregoing.

“Intellectual Property Rights” means any or all of the following and all statutory and/or common law rights throughout the world in, arising out of, or associated therewith: (i) all United States and foreign patents and utility models, including utility patents and design patents, and all registrations and applications therefore (including provisional applications) and all reissues, divisions, renewals, extensions, re-examinations, corrections, provisionals, continuations and continuations in part thereof, and other derivatives and certificates associated therewith, and equivalent or similar rights anywhere in the world in inventions and discoveries, including invention disclosures (collectively, “Patents”); (ii) all inventions (whether or not patentable, reduced to practice or made the subject of a pending patent application), invention disclosures and improvements, all trade secrets, proprietary information, know-how and technology, confidential or proprietary information and all documentation therefore (collectively, “Trade Secrets”); (iii) all works of authorship, copyrights (registered or otherwise), copyright registrations and applications and all other rights corresponding thereto throughout the world, and all rights therein provided by international treaties or conventions (collectively, “Copyrights”); (iv) all trade names, trade dress, logos, or other corporate designations, trademarks and service marks, whether or not registered, including all common law rights, and trademark and service mark registrations and applications, including but not limited to all marks registered in the United States Patent and Trademark Office, the Trademark Offices of the States and Territories of the United States of America, and the Trademark Offices of other nations throughout the world, and all rights therein provided by international treaties or conventions (collectively, “Trademarks”); (v) domain names and applications and registrations therefore (collectively, “Domain Names”); (vi) software and firmware of any type (whether in source code, executable code and object code form) and related data, databases and collections of data, and any related specifications and documentation (“Software”); and (vii) any similar, corresponding or equivalent rights to any of the foregoing.

“Intervening Event” shall mean any material fact, event, change, development or circumstance occurring or arising after the date hereof not known or reasonably foreseeable by the Company Board as of the date hereof, which material fact, event, change, development or circumstance becomes known to the Company Board prior to the Requisite Stockholder Approval and that affects, or would reasonably be likely to affect, in a material manner the business, assets, properties, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided that, in no event shall the receipt, existence or terms of an Acquisition Proposal or Acquisition Transaction, or any inquiry, indication of interest, proposal or offer that would be reasonably likely to lead to an Acquisition Proposal or Acquisition Transaction, or the consequences thereof, constitute an Intervening Event.

“Investment Center” means the Israeli Authority for Investments and Development of the Industry and Economy.

“IRS” means the United States Internal Revenue Service, or any successor thereto.

“ITA” means the Israel Tax Authority.

“knowledge” of the Company, with respect to any matter in question, means the actual knowledge of Christopher Hylen, Mike Burns, Trâm Phi, Nilesh Patel and Shu White, in each case after reasonable inquiry of those employees who would reasonably be expected to have actual knowledge of the matter in question.

“Legal Proceeding” means any lawsuit, litigation, arbitration or other legal proceeding (including any civil, criminal, administrative, investigative or appellate proceeding, public or private) by or before any Governmental Authority.

“Liabilities” means any liability, Indebtedness, obligation or commitment of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“Lien” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance (not including licenses to Intellectual Property rights), claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Marketing Period” means the first period of fifteen (15) consecutive Business Days after the expiration of the Go-Shop Period and beginning on the date Newco has received from the Company all of the Required Financial Information and ending prior to the Closing Date (provided that, if at any time during such fifteen (15) consecutive Business Days, any additional information required by the Debt Commitment Letter becomes Required Financial Information due to the passage of time, the delivery of such additional information shall not terminate or restart the Marketing Period); provided that (x) if such Marketing Period has not been completed on or prior to December 21, 2018, such period shall not be deemed to have commenced until January 3, 2018 and (y) each of November 21, 2018, November 22, 2018, November 23, 2018, January 21, 2019 and February 18, 2019 shall not constitute a Business Day for purposes of the Marketing Period; provided, further, that the Marketing Period shall not commence or be deemed to have commenced if, following the delivery of the Required Financial Information but prior to the completion of such fifteen (15) consecutive Business Day period, any such Required Financial Information would not be Compliant (it being understood that if any Required Financial Information provided at the commencement of the Marketing Period ceases to be Compliant during such fifteen (15) consecutive Business Day period, then the Marketing Period shall be deemed not to have commenced until the Required Financial Information is provided and is Compliant throughout).

“Material Contract” means any of the following:

(i) any “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC (other than those agreements and arrangements described in Item 601(b)(10)(iii));

(ii) any employment, management, severance, retention, transaction bonus, change in control, consulting, relocation, repatriation or expatriation Contract that is not terminable at will by the Company or one of its Subsidiaries pursuant to which the Company or one of its Subsidiaries has severance or termination pay obligations of $200,000 or more as of the date of this Agreement (other than those pursuant to which severance is required by Applicable Law or for which the Company has adequate accruals);

(iii) any Contract containing any covenant or other provision (A) limiting the right of the Company or any of its Subsidiaries to engage in any material line of business or to compete with any Person in any line of business that is material to the Company and its Subsidiaries, taken as a whole; (B) prohibiting the Company or any of its Subsidiaries from engaging in any business with any Person or levying a fine, charge or other payment for doing so; or (C) containing “most favored nation,” “exclusivity” or similar provisions, in each case other than any such Contracts that (1) may be cancelled without material liability to the Company or its Subsidiaries upon notice of ninety (90) days or less; or (2) are not material to the Company and its Subsidiaries, taken as a whole;

(iv) any Contract (A) executed on or after the Reference Date relating to a transaction involving the disposition or acquisition of (1) assets whose value, in each case, is in excess of $5,000,000 or (2) any assets constituting a material business or business line by the Company or any of its Subsidiaries after the date of this Agreement, in each case other than in the ordinary course of business; or (B) pursuant to which the Company or any of its Subsidiaries will acquire any material ownership interest in any other Person or other business enterprise other than any Subsidiary of the Company;

(v) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit, in each case in excess of $5,000,000 other than (A) accounts receivables and payables in the ordinary course of business; (B) loans to Subsidiaries of the Company in the ordinary course of business; and (C) extensions of credit to customers in the ordinary course of business;

(vi) any Contract providing for the payment, increase or vesting of any material benefits or compensation in connection with the Merger (other than Contracts evidencing Outstanding Stock Awards);

(vii) any Contract providing for indemnification of any officer, director or employee by the Company;

(viii) any Contract that is a settlement agreement that imposes material obligations on the Company or any of its Subsidiaries after the date of this Agreement;

(ix) any Contract that involves a joint venture or partnership with any third Person; and

(x) any material Contract relating to the licensing or granting of rights, or other permissions or arrangements, with respect to any Intellectual Property Rights, other than licenses for commercially available, off-the-shelf software licensed pursuant to standard, unmodified terms and conditions.

“NASDAQ” means The Nasdaq Stock Market LLC.

“Newco Material Adverse Effect” means any material adverse effect on the ability of Newco or Merger Sub to consummate the Merger prior to the Termination Date and to fully perform its covenants and other obligations under this Agreement.

“Order” means, with respect to any Person, any order, judgment, decision, decree, injunction, ruling, writ, assessment or other similar requirement issued, enacted, adopted, promulgated or applied by any Governmental Authority or arbitrator that is binding on or applicable to such Person.

“Original Vesting Conditions” means (i) with respect to an unvested Company Option, the original vesting conditions applicable to such unvested Company Option, including all vesting schedules and acceleration provisions (A) as in effect on the date hereof (which vesting schedules are set forth on Section 1.4(c)(i) of the Company Disclosure Letter) or (B) as set forth on Section 5.2(g) of the Company Disclosure Letter, and (ii) with respect to an unvested RSU, the original vesting conditions applicable to such unvested RSU, including all vesting schedules and acceleration provisions (A) as in effect on the date hereof (which vesting schedules are set forth on Section 1.4(c)(ii) of the Company Disclosure Letter) or (B) as set forth on Section 5.2(g) of the Company Disclosure Letter.

“Ordinance” means the Israeli Income Tax Ordinance [New Version] 1961.

“Outstanding Stock Awards” means (i) any issued and outstanding options to purchase Shares granted under or pursuant to a Company Equity Incentive Plans and (ii) any issued and outstanding RSUs, whether payable in cash, shares or otherwise, granted under or pursuant to a Company Equity Incentive Plans, and payable in accordance with a vesting schedule or issuance schedule, including a performance-based vesting schedule or issuance schedule.

“Permitted Liens” means (i) Liens disclosed on the Balance Sheet, (ii) Liens for Taxes not yet due and payable or Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP on the financial statements of the Company and its Subsidiaries, (iii) mechanics’, carriers’, workmen’s, repairmen’s, landlord’s or other like liens or other similar encumbrances arising or incurred in the ordinary course of business that, in the aggregate, do not materially impair the value or the present or intended use and operation of the assets to which they relate, (iv) zoning, entitlement, building and land use regulations, customary covenants, defects of title, easements, rights-of-way, restrictions and other similar charges or encumbrances or irregularities in title that in each case, individually or in the aggregate, do not materially interfere with or impair the use or operation thereof by the Company or its Subsidiaries, (v) Liens on real property demised, (vi) deposits or pledges made in connection with, or to secure payment of, workers’

compensation, unemployment insurance, old age pension programs mandated under applicable Laws or other social security programs, (vii) other Liens arising in the ordinary course of business that are not incurred in connection with the borrowing of money and that do not materially interfere with ownership or use of the subject asset and (viii) non-exclusive licenses of Company Intellectual Property Rights granted by the Company or its Subsidiaries in the ordinary course of business.

“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Authority.

“Public Software” means any software that is licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (i) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Artistic License (e.g., PERL); (iii) the Mozilla Public License; (iv) the Netscape Public License; (v) the Sun Community Source License (SCSL); (vi) the Sun Industry Standards License (SISL); (vii) the BSD License; and (viii) the Apache License.

“Registered IP” means all United States, international and foreign: (i) Patents; (ii) Trademarks; (iii) Copyrights; (iv) Domain Names; and (v) any other Intellectual Property Rights that are the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

“Relevant Jurisdictions” shall mean the United States and the non-U.S. jurisdictions set forth in Section 2.2(a)(ii)(B)(1) of the Company Disclosure Letter.

“Representatives” means, with respect to any Person, the directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting in such capacity.

“RSUs” means any issued and outstanding restricted stock units (including commitments to grant restricted stock units approved by the Company Board or authorized committee of the Company Board prior to the date hereof), whether payable in cash, shares or otherwise, granted under or pursuant to a Company Equity Incentive Plan, and payable in accordance with a vesting schedule or issuance schedule, including a performance-based vesting schedule or issuance schedule.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

“Section 102” means section 102 of the Ordinance.

“Section 102 Options” means Company Options granted and subject to tax pursuant to Section 102(b)(2) of the Ordinance.

“Section 102 RSUs” means RSUs granted and subject to tax pursuant to Section 102(b)(2) and Section 102(b)(3) of the Ordinance.

“Section 102 Securities” means Section 102 Options, Section 102 RSUs and Section 102 Shares.

“Section 102 Shares” means shares of Company Common Stock issued upon exercise of Section 102 Options or upon settlement of Section 102 RSUs.

“Section 102 Trustee” means the trustee appointed by the Company from time to time in accordance with the provisions of the Ordinance, and approved by the ITA, with respect to the Section 102 Securities.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stock Award” means any award of Company Options or RSUs.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

“Superior Proposal” means any written Acquisition Proposal made by a Third Party after the date of this Agreement that (i) was not solicited in violation of Section 6.1 or Section 6.2 and (ii) the Company Board determines in good faith (after consultation with its financial advisor and its outside legal counsel, and after taking into account the terms and conditions of such Acquisition Proposal, including the financial, legal, regulatory and other aspects of such Acquisition Proposal) is more favorable to the Company’s stockholders than the transactions contemplated by this Agreement and is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing) and the identity of the Third Party making the proposal and other aspects of the Acquisition Proposal that the Company Board deems relevant. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “twenty percent (20%)” in the definition of “Acquisition Transaction” will be deemed to be references to “50%”.

“Tax” means any and all U.S. federal, state, local and non-U.S. taxes of any kind whatsoever, assessments and similar governmental charges, duties, impositions and liabilities, in each case in the nature of a tax, including taxes based upon or measured by gross receipts, income, profits, sales, use, occupation, value added, goods and services, ad valorem, transfer, franchise, withholding, payroll, recapture, unclaimed property, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts.

“Tax Returns” means all returns, declarations, estimates, reports, statements and other documents filed or required to be filed in respect of any Taxes.

“Technology” means all tangible items of the following: any technology, information, know how, works of authorship, trade secrets, ideas, improvements, discoveries, inventions (whether or not patented or patentable), proprietary and confidential information, including technical data and customer and supplier lists and information related thereto, financial analysis, marketing and selling plans, business plans, budgets and unpublished financial statements, licenses, prices and costs, show how, techniques, design rules, algorithms, routines, models, plans, methodologies, software, firmware, and computer programs.

“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Newco or any of its Affiliates or Representatives.

“WARN” means the Worker Adjustment Retraining Notification Act of 1988, as amended, or any similar Applicable Law.

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ANNEX B

October 9, 2018

Board of Directors

Imperva, Inc.

3400 Bridge Parkway

Redwood Shores, California 94065

Members of the Board:

We understand that Imperva, Inc., a Delaware corporation (the “Company”), Imperial Purchaser, LLC, a Delaware limited liability company (“Newco”) and Imperial Merger Sub, Inc., Delaware corporation and a wholly owned subsidiary of Newco (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated as of October 9, 2018 (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”). The Company will be the surviving entity in the Merger, and from and after the effective time of the Merger, will be a wholly owned subsidiary of Newco. Pursuant to the Merger, each share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) that is outstanding immediately prior to the effective time of the Merger, other than shares held by Newco, Merger Sub or the Company, or by any direct or indirect wholly owned subsidiary of Newco, Merger Sub or the Company and shares as to which appraisal rights have been perfected, will be converted into the right to receive $55.75 per share in cash, without interest (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of Company Common Stock, other than Newco or any affiliate of Newco (the “Holders”), is fair, from a financial point of view, to such Holders.

For purposes of the opinion set forth herein, we have reviewed a draft, dated as of October 9, 2018, of the Merger Agreement (the “Draft Merger Agreement”), certain related documents and certain publicly available financial statements and other business and financial information of the Company. We have also reviewed certain forward-looking information relating to the Company prepared by the management of the Company, including financial projections and operating data of the Company (the “Company Projections”). Additionally, we discussed the past and current operations and financial condition and the prospects of the Company with senior management of the Company. We also reviewed the historical market prices and trading activity for Company Common Stock and compared the financial performance of the Company and the prices and trading activity of Company Common Stock with that of certain other selected publicly-traded companies and their securities. In addition, we reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, us by the Company. With respect to the Company Projections, we have been advised by the management of the Company, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company and other matters covered thereby. We also have assumed that the Merger will be consummated in accordance with the terms set forth in the Draft Merger Agreement, without any modification, waiver or delay. We have also assumed that the final executed Merger Agreement will not differ in any material respect from the Draft Merger Agreement reviewed by us. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the Company or the contemplated benefits expected to be derived in the proposed Merger. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or its affiliates nor have we been furnished with any such evaluation or appraisal. In addition, we have relied, without independent verification, upon the assessment of the management of the Company as to the existing and future technology and products of the Company and the risks associated with such technology and products.

We have been engaged by the Company to provide financial advisory services and in connection therewith, earned and received fees during the past two-year period for such financial advisory services. We have also been engaged by the Company to provide financial advisory services in connection with the Merger. We will receive a fee, which will become payable upon rendering of this opinion. We will also receive an additional, larger fee if the Merger is consummated. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities arising out of our engagement. During the two-year period prior to the date hereof, no material relationship existed between Qatalyst Partners or any of its affiliates and Newco pursuant to which compensation was received by Qatalyst Partners or its affiliates. Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to the Company or Newco and their respective affiliates for which we would expect to receive compensation.

Qatalyst Partners provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of the Company, Newco or certain of their respective affiliates.

This opinion has been approved by our opinion committee in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent. This opinion does not constitute a recommendation as to how to vote with respect to the Merger or any other matter and does not in any manner address the price at which Company Common Stock will trade at any time.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. Our opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company. Our opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Holders, and we express no opinion with respect to the fairness of the amount or nature of the compensation to any of the officers, directors or employees of the Company or any of its affiliates, or any class of such persons, relative to such consideration.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Holders, is fair, from a financial point of view, to such Holders.

Yours faithfully,

QATALYST PARTNERS LP

One Maritime Plaza | 24th Floor | San Francisco, CA 94111

Tel: 415.844.7700 | www.qatalyst.com | Fax: 415.391.3914

B-2

ANNEX C

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262 Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (1) listed on a national securities exchange or (2) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (1) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (2) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

ANNEX D

FORM OF

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of October 10, 2018, by and between Imperial Purchaser, LLC, a Delaware limited liability company (“Newco”), and the undersigned stockholder (“Holder”) of Imperva, Inc., a Delaware corporation (the “Company”).

RECITALS

Pursuant to an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and among Newco, Imperial Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Newco (“Merger Sub”), and the Company, Merger Sub is merging with and into the Company (the “Merger”) and the Company, as the surviving corporation of the Merger, will thereby become a wholly-owned subsidiary of Newco. Concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to Newco and Merger Sub to enter into the Merger Agreement, Newco has required that Holder enter into this Agreement. Holder is the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of such number of shares of the outstanding common stock, par value $0.0001 per share, of the Company as is indicated beneath Holder’s signature on the last page of this Agreement (the “Shares”); provided that Shares subsequently transferred as permitted by, and in accordance with, clauses (vi)-(ix) of Section 1(b) (including the requirement that the transferee has agreed to be bound by the terms of this Agreement and has executed a joinder as set forth therein) shall, from and after such transfer, cease to be considered “Shares” beneficially owned by Holder under this Agreement.

Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Merger Agreement.

AGREEMENT

The parties agree as follows:

1. Agreement to Retain Shares.

(a) Transfer. During the period beginning on the date hereof and ending on the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (as defined in Section 4), (1) except as provided in Section 1(b), Holder agrees not to, directly or indirectly, sell, transfer, exchange or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) the Shares or any New Shares (as defined below), and (2) Holder agrees not to, directly or indirectly, grant any proxies or powers of attorney, deposit any of the Shares into a voting trust or enter into a voting agreement with respect to any of the Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (2) (other than as required to comply with Section 2(a)).

(b) Permitted Transfers. Section 1(a) shall not prohibit a transfer of Shares or New Shares (as defined below) by Holder, as applicable, (i) for the net settlement of Holder’s options to purchase shares of Company Common Stock (to pay the exercise price thereof and any tax withholding obligations), (ii) for the net settlement of Holder’s restricted stock units settled in shares of Company Common Stock (to pay any tax withholding obligations), (iii) for the exercise of Holder’s options to purchase shares of Company Common Stock, to the extent such options would expire prior to the Effective Time, (iv) for the exercise of Holder’s options to purchase shares of Company Common Stock or the receipt upon settlement of Holder’s restricted stock units, and the sale of a sufficient number of such shares of Company Common Stock acquired upon exercise of such options or settlement of such restricted stock units as would generate sales proceeds sufficient to pay (x) the aggregate applicable exercise price of shares then exercised under such options and/or (y) the taxes payable by Holder as a result of such exercise or settlement, (v) made pursuant to, and in compliance with, a written plan, established prior to a date hereof, that meets the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, (vi) to any family member or trust for the benefit of any family member, (vii) to any stockholder, member or partner of any Holder which is an entity, (viii) to any Affiliate of Holder or (ix) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar Applicable Law, so long as, in the case of the foregoing clauses (vi), (vii), (viii) and (ix), prior to and as a condition to effectuating any such assignment or transfer, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder memorializing such agreement.

(c) New Shares. Holder agrees that any shares of Company Common Stock that Holder purchases or with respect to which Holder otherwise acquires record or beneficial ownership (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction) after the date of this Agreement and prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares.

2. Agreement to Vote Shares.

(a) Until the earlier to occur of the Effective Time and the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Holder shall appear at such meeting (in person or by proxy) and shall vote or consent the Shares and any New Shares (i) in favor of adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated thereby, (ii) against any Acquisition Proposal or Acquisition Transaction and (iii) without the prior written consent of Newco, against (and will not vote in favor of) any adjournment of such meeting prior to the Requisite Stockholder Approval being obtained (the “Covered Proposals”). This Agreement is intended to bind Holder as a stockholder of the Company (and not in any other capacity, such as director or officer of the Company) and only with respect to the Covered Proposals. Except as expressly set forth in clauses (i), (ii) and (iii) of this Section 2(a), Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of the Company. Until the earlier to occur of the Effective Time and the Expiration Date, Holder covenants and agrees not to enter into any agreement or understanding with any Person with respect to voting of its Shares on any Covered Proposal which conflicts with the terms of this Agreement.

(b) Holder further agrees that, until the earlier to occur of the Effective Time and the Expiration Date, Holder will not, and will not permit any entity under Holder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal, (B) initiate a stockholders’ vote with respect to an Acquisition Proposal or Acquisition Transaction, (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal or Acquisition Transaction, or (D) take any action that the Company is prohibited from taking pursuant to Section 6.2 or Section 7.1(c) of the Merger Agreement.

3. Appraisal. Holder hereby irrevocably and unconditionally waives any dissenters’ or appraisal rights under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit A, with respect to the Merger and the transactions contemplated by the Merger Agreement.

4. Representations, Warranties and Covenants of Holder. Holder hereby represents, warrants and covenants to Newco that Holder (a) is the beneficial owner of the Shares, which, at the date of this Agreement and at all times up until the earlier to occur of (i) the Effective Time and (ii) the Expiration Date, will be free and clear of any Liens or other encumbrances (other than those created by this Agreement) and (b) as of the date hereof does not own of record or beneficially any shares of outstanding capital stock of the Company other than the Shares (excluding shares as to which Holder currently disclaims beneficial ownership in accordance with Applicable Law). Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

5. Termination. This Agreement shall terminate automatically and shall have no further force and effect as of the earliest to occur of (a) the termination of the Merger Agreement in accordance with the terms and provisions thereof, (b) any reduction in the Merger Consideration and (c) immediately following the Stockholders Meeting at which the Merger was voted on and approved by the Company Stockholders, including any such Stockholder’s Meeting which was adjourned or postponed (the earliest of such dates, the “Expiration Date”).

6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Holder makes no agreement or understanding herein in any capacity other than in Holder’s capacity as a beneficial owner of the Shares, (b) nothing in this Agreement shall be construed to limit or affect Holder, or any Affiliate or designee of Holder, who serves as a member of the Board in acting in his or her capacity as an officer or director of the Company and exercising his or her fiduciary duties and responsibilities in such capacity and (c) Holder shall have no liability for any actions taken in his or her capacity as an officer or director of the Company.

7. Miscellaneous.

(a) Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the parties hereto or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 7(a) shall be binding upon the parties and their respective successors and assigns.

(b) Governing Law; Venue. This Agreement and all claims, controversies and causes of action arising hereunder (whether sounding in contract, tort or equity) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law thereof. Each of the parties hereto (i) consents to submit to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any or state or federal court within the State of Delaware) in the event any dispute arises out of this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement in any court other than the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any or state or federal court within the State of Delaware).

(c) Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7(c).

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or electronic mail, or 72 hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or e-mail address as set forth below, or as subsequently modified by written notice.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Newco or any of its Affiliates any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership and economic benefit of and relating to the Shares and any New Shares shall remain vested in and belong to Holder, and Newco shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority with respect to Holder in the voting of any Shares or New Shares, except as specifically provided herein and in the Merger Agreement.

(i) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause Newco and Merger Sub to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach Newco and Merger Sub shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date first above written.

IMPERIAL PURCHASER, LLC

By:
Name:
Title:

Address:
Thoma Bravo, LLC 600 Montgomery Street, 20th Floor San Francisco, CA 94111
Telephone:	(415) 263-3660
E-mail:	sboro@thomabravo.com cvirnig@thomabravo.com aalmeida@thomabravo.com
Attention:	Seth Boro Chip Virnig Andrew Almeida

[Signature Page to Voting Agreement]

“HOLDER”

[NAME]

Holder’s Address for Notice:

E-mail:
Attention:

Shares owned of record:		Beneficially owned shares:

Class of Shares	Number	Class of Shares	Number

[Signature Page to Voting Agreement]

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of:

Name of Holder

and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of October 10, 2018, by and among Imperial Purchaser, LLC, a Delaware limited liability company and the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated:	, 2018
Name:

Exhibit A

General Corporation Law of the State of Delaware, Section 262

[See attached.]

IMPERVA, INC. IMPORTANT SPECIAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Proxy Voting Instructions Vote by mail Sign, date and mail your proxy card in the enclosed envelope as soon as possible Vote in Person You may vote in person by attending the special meeting Vote by Internet Go to www.envisionreports.com/IMPV Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by Telephone Call toll free 1-800-625-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Internet and Telephone voting available 24 hours a day, 7 days a week! VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m. ET on January 8, 2019. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Special Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF YOU RETURN A PROPERLY SIGNED AND DATED PROXY CARD BUT DO NOT MARK THE BOX SHOWING HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. 1. PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER (AS IT MAY BE AMENDED FROM TIME TO TIME, THE “MERGER AGREEMENT”), DATED OCTOBER 10, 2018, BY AND AMONG IMPERIAL PURCHASER, LLC, IMPERIAL MERGER SUB, INC. AND IMPERVA, INC. 2. PROPOSAL TO APPROVE THE NON-BINDING ADVISORY RESOLUTION RELATING TO NAMED EXECUTIVE OFFICER COMPENSATION BASED ON OR OTHERWISE RELATING TO THE MERGER 3. PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR TIME, IF THE BOARD OF DIRECTORS OF IMPERVA, INC. DETERMINES THAT IT IS NECESSARY OR APPROPRIATE AND IS PERMITTED BY THE MERGER AGREEMENT, TO SOLICIT ADDITIONAL PROXIES IF THERE IS NOT A QUORUM PRESENT OR REPRESENTED BY PROXY AT THE TIME OF THE SPECIAL MEETING, OR TO GIVE HOLDERS OF IMPERVA, INC.’S COMMON STOCK ADDITIONAL TIME TO EVALUATE NEW MATERIAL INFORMATION OR DISCLOSURE For Against Abstain + B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 U PX 3 9 5 5 5 7 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02XWGD +

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Notice of Meeting, proxy statement and proxy card are available at: www.envisionreports.com/IMPV IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — IMPERVA, INC. Special Meeting of Stockholders – January 8, 2019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IMPERVA, INC. The undersigned hereby appoints Christopher S. Hylen and Mike Burns, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Imperva, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of Imperva, Inc. to be held on January 8, 2019, at 10:00 a.m., Pacific Time, at the headquarters of Imperva, Inc. at 3400 Bridge Parkway, Redwood Shores, California 94065 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF YOU RETURN A PROPERLY SIGNED AND DATED PROXY CARD BUT DO NOT MARK THE BOX SHOWING HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. (Continued and to be marked, dated and signed, on the other side)